UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21493

Name of Fund: BlackRock Strategic Equity Dividend Trust (BDT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic Equity Dividend Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2011

Date of reporting period: 10/31/2011

Item 1 – Report to Stockholders

October 31, 2011

Annual Report

                       ▶  BlackRock Equity Dividend Trust (BDV)

                        ▶  BlackRock Enhanced Equity Dividend Trust (BDJ)

                        ▶  BlackRock Strategic Equity Dividend Trust (BDT)

                        ▶  BlackRock EcoSolutions Investment Trust (BQR)

                        ▶  BlackRock Energy and Resources Trust (BGR)

                        ▶  BlackRock Global Opportunities Equity Trust (BOE)

                        ▶  BlackRock Health Sciences Trust (BME)

                        ▶  BlackRock International Growth and Income Trust (BGY)

                        ▶  BlackRock Real Asset Equity Trust (BCF)

                        ▶  BlackRock Resources & Commodities Strategy Trust (BCX)

                        ▶  BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

Not FDIC Insured ¡ No Bank Guaranteed ¡ May Lose Value

BlackRock Equity Dividend Trust (BDV) (formerly known as BlackRock Dividend AchieversTM Trust), BlackRock Enhanced Equity Dividend Trust (BDJ) (formerly known as BlackRock Enhanced Dividend AchieversTM Trust), BlackRock Strategic Equity Dividend Trust (BDT) (formerly known as BlackRock Strategic Dividend AchieversTM Trust), BlackRock EcoSolutions Investment Trust (BQR), BlackRock Energy and Resources Trust (BGR), BlackRock Global Opportunities Equity Trust (BOE), BlackRock Health Sciences Trust (BME), BlackRock International Growth and Income Trust (BGY), BlackRock Real Asset Equity Trust (BCF), BlackRock Resources & Commodities Strategy Trust (BCX) and BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY) (each, a “Trust”and collectively, the “Trusts”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each have adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a quarterly basis:

Exchange Symbol	Amount Per Common Share
BDV	$0.162500
BDJ	$0.170000
BDT	$0.162500
BQR	$0.235000
BGR	$0.405000
BOE	$0.568750
BME	$0.384375
BGY	$0.340000
BCF	$0.271800
BCX	$0.350000
BQY	$0.250000

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a quarterly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Trusts to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan without prior notice if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Trust’s prospectus for a more complete description of its risks.

Please refer to the Additional Information for a cumulative summary of the Section 19(a) notices for each Trust’s current fiscal period. Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website http://www.blackrock.com.

2	ANNUAL REPORT	OCTOBER 31, 2011

Dear Shareholder,

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic as the US Federal Reserve launched its second round of quantitative easing. Stock markets rallied despite ongoing sovereign debt problems in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down), especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities generally performed well early in the year as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Markets dropped sharply in May when fears mounted over the possibility of Greece defaulting on its debt, rekindling fears about the broader sovereign debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default. Financial problems intensified in Italy and Spain and both countries faced credit rating downgrades. Debt worries spread to the core European nations of France and Germany, and the entire euro-zone banking system came under intense pressure. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries, gold and the Swiss franc skyrocketed.

October brought enough positive economic data to assuage fears of a double-dip recession in the United States and corporate earnings continued to be strong. Additionally, European policymakers demonstrated an increased willingness to unite in their struggle to resolve the region’s debt and banking crisis. These encouraging developments brought many investors back from the sidelines and risk assets rallied through the month, albeit with large daily swings as investor reactions to news from Europe vacillated between faith and skepticism.

Overall, lower-risk investments including US Treasuries, municipal securities and investment grade credits posted gains for the 6- and 12-month periods ended October 31, 2011. Risk assets, including equities and high yield debt, broadly declined over the six months; however, US stocks and high yield bonds remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows. While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2011

	6-month	12-month
US large cap equities (S&P 500® Index)	(7.11)%	8.09%
US small cap equities (Russell 2000® Index)	(13.76)	6.71
International equities (MSCI Europe, Australasia, Far East Index)	(14.90)	(4.08)
Emerging market equities (MSCI Emerging Markets Index)	(15.91)	(7.72)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.13
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	12.11	7.79
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.98	5.00
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.56	3.78
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(0.95)	5.16

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR TRUST REPORT	3

Trust Summary as of October 31, 2011	BlackRock Equity Dividend Trust

Trust Overview

Effective May 9, 2011, BlackRock Dividend AchieversTM Trust changed its name to BlackRock Equity Dividend Trust.

BlackRock Equity Dividend Trust’s (BDV) (the “Trust”) investment objective is to provide total return through a combination of current income, capital gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

The Board approved a change to the Trust’s non-fundamental investment policies during the period. Please refer to page 140 in the Additional Information section.

  No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the 12 months ended October 31, 2011, the Trust returned (0.41)% based on market price and 8.33% based on net asset value (“NAV”). For the same period, the Russell 1000® Value Index returned 6.16%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion of relative performance based on NAV pertains to the Russell 1000® Value Index.

What factors influenced performance?

—

The largest contributor to performance was the Trust’s option writing strategy, as relatively low volatility for the majority of the trailing 12 months benefited the collection of call premium. The Trust’s underweight position and strong stock selection in financials added significantly to performance as well. Underweight positions in the diversified financial services and capital markets industries proved beneficial as the largest US retail and investment banks struggled amid more rigorous regulatory oversight and continued deleveraging. Stock selection in information technology and consumer discretionary also added to performance. High-quality, consistent dividend growers in the technology space proved particularly beneficial as International Business Machines Corp. and Microsoft Corp. continued to gain valuable market share. In consumer discretionary, VF Corp. delivered significant outperformance as a result of the firm’s acquisition of The Timberland Co.

—

Stock selection and the Trust’s underweight in the health care sector were the largest detractors from relative performance during the period, as the Trust’s holdings in the pharmaceuticals industry rallied less sharply than did the health care providers & services stocks represented in the Russell 1000® Value Index. Stock selection in consumer staples, particularly in household products, hindered returns. In materials, an overweight in metals & mining detracted from performance as the industry declined amid recent fears of slowing global growth. Stock selection in energy and an underweight in information technology (“IT”) modestly detracted from performance as well during the period.

Describe recent portfolio activity.

—

Trust management continues to focus on dividend-paying stocks that are exhibiting strong earnings growth, have globally diverse revenue streams and have offered excellent dividend growth and sustainability over time.

These companies are typically operating in the lowest quartile of production cost and are industry leaders that have the advantage of being able to market top-selling brands. Amid recent equity market volatility, stock correlations have elevated to all-time highs. Equity markets have focused more on the macroeconomic backdrop than on individual company fundamentals, which has provided Trust management the opportunity to increase the quality of the portfolio.

Describe portfolio positioning at period end.

—

Consistent with the Trust’s long-term investment objective, the portfolio is positioned to continue to generate current income while producing market-equivalent or better total returns from a portfolio of higher-quality stocks. Equity markets remain remarkably volatile as macroeconomic headwinds involving Europe’s debt crisis, partisan politics, high rates of unemployment and the general uncertainty regarding a sustainable economic recovery continue to leave investors uneasy. Despite these concerns, the companies held in the portfolio continue to report strong earnings and remain optimistic, although cautious, about their prospects for growth in the future. This is a result of cleaner balance sheets, lower debt levels and the ability of companies to operate with higher degrees of efficiency. However, the combination of high sovereign debt levels and increasing austerity measures should serve to keep a lid on global growth rates in the near term. Earnings-per-share growth was quite strong coming out of the most recent recession (i.e., since 2009), but Trust management expects to see a moderation in earnings growth rates going forward. Management believes that a defensive stance is warranted in a world of extraordinary volatility and ongoing global macroeconomic concerns. The equity income asset class is an attractive option for investors who seek relative protection and require income. In the current environment, management will continue to place less of an emphasis on cyclical companies and exhibit a higher level of commitment to firms that have a proven ability to do well in all stages of an economic cycle.

—

On September 12, 2011, the Board approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby BlackRock Enhanced Equity Dividend Trust will acquire substantially all of the assets and assume certain stated liabilities of the Trust in exchange for newly issued shares of BlackRock Enhanced Equity Dividend Trust.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock Equity Dividend Trust

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BDV
Initial Offering Date	December 23, 2003
Yield on Closing Market Price as of October 31, 2011 ($9.21)[1]	7.06%
Current Quarterly Distribution per Common Share[2]	$0.1625
Current Annualized Distribution per Common Share[2]	$0.6500

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/11	10/31/10	Change	High	Low
Market Price	$9.21	$9.88	(6.78)%	$10.77	$7.92
Net Asset Value	$10.14	$10.00	1.40%	$11.01	$9.05

The following charts show the ten largest holdings and sector allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/11

Chevron Corp.	4%
BHP Billiton Ltd. - ADR	3
JPMorgan Chase & Co.	2
Exxon Mobil Corp.	2
Caterpillar, Inc.	2
Wells Fargo & Co.	2
International Business Machines Corp.	2
Deere & Co.	2
Philip Morris International, Inc.	2
McDonald’s Corp.	2

Sector Allocations
	10/31/11	10/31/10

Financials	16%	7%
Industrials	15	14
Energy	15	11
Consumer Staples	14	21
Materials	8	6
Consumer Discretionary	8	8
Utilities	8	9
Telecommunication Services	6	6
Health Care	6	12
Information Technology	4	6

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2011	5

Trust Summary as of October 31, 2011	BlackRock Enhanced Equity Dividend Trust

Trust Overview

Effective May 9, 2011, BlackRock Enhanced Dividend AchieversTM Trust changed its name to BlackRock Enhanced Equity Dividend Trust.

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay above average dividends and have the potential for capital appreciation and by utilizing an option writing (selling) strategy to enhance distributions paid to the Trust’s shareholders. The Trust invests, under normal market conditions, at least 80% of its assets in common stocks that are dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

The Board approved a change to the Trust’s non-fundamental investment policies during the period. Please refer to page 140 in the Additional Information section.

  No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the 12 months ended October 31, 2011, the Trust returned (10.20)% based on market price and 6.88% based on NAV. For the same period, the Russell 1000® Value Index returned 6.16%. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion of relative performance based on NAV pertains to the Russell 1000® Value Index.

What factors influenced performance?

—

The largest contributor to performance was the Trust’s option writing strategy, as relatively low volatility for the majority of the trailing 12 months benefited the collection of call premium. The Trust’s underweight position and strong stock selection in financials significantly boosted returns as well. Underweight positions in the diversified financial services and capital markets industries proved beneficial as the largest US retail and investment banks struggled amid more rigorous regulatory oversight and continued deleveraging. Stock selection in information technology also added modestly to performance during the period.

—

Stock selection in industrials was the largest detractor from relative performance during the period as holdings in the machinery and aerospace & defense industries hurt returns. Stock selection and an underweight in the health care sector also hampered performance, as the Trust’s holdings in the pharmaceuticals industry rallied less sharply than did the health care providers & services stocks represented in the Russell 1000® Value Index. The Trust’s stock selection in consumer staples and energy also hindered returns. In materials, an overweight in metals & mining detracted from performance as the industry declined amid recent fears of slowing global growth.

Describe recent portfolio activity.

—

Trust management continues to focus on dividend-paying stocks that are exhibiting strong earnings growth, have globally diverse revenue streams and have offered excellent dividend growth and sustainability over time. These companies are typically operating in the lowest quartile of production cost and are industry leaders that have the advantage of being able to market top-selling brands. Amid recent equity market volatility, stock correlations have elevated to all-time highs. Equity markets have focused more on the macroeconomic backdrop than on individual company fundamentals, which has provided Trust management the opportunity to increase the quality of the portfolio.

Describe portfolio positioning at period end.

—

Consistent with the Trust’s long-term investment objective, the portfolio is positioned to continue to generate current income while producing market-equivalent or better total returns from a portfolio of higher-quality stocks. Equity markets remain remarkably volatile as macroeconomic headwinds involving Europe’s debt crisis, partisan politics, high rates of unemployment and the general uncertainty regarding a sustainable economic recovery continue to leave investors uneasy. Despite these concerns, the companies held in the portfolio continue to report strong earnings and remain optimistic, although cautious, about their prospects for growth in the future. This is a result of cleaner balance sheets, lower debt levels and the ability of companies to operate with higher degrees of efficiency. However, the combination of high sovereign debt levels and increasing austerity measures should serve to keep a lid on global growth rates in the near term. Earnings-per-share growth was quite strong coming out of the most recent recession (i.e., since 2009), but Trust management expects to see a moderation in earnings growth rates going forward. Management believes that a defensive stance is warranted in a world of extraordinary volatility and ongoing global macroeconomic concerns. The equity income asset class is an attractive option for investors who seek relative protection and require income. In the current environment, management will continue to place less of an emphasis on cyclical companies and exhibit a higher level of commitment to firms that have a proven ability to do well in all stages of an economic cycle.

—

On September 12, 2011, the Board approved plans of reorganization, subject to shareholder approval and certain other conditions, whereby the Trust will acquire substantially all of the assets and assume certain stated liabilities of BlackRock Equity Dividend Trust and BlackRock Strategic Equity Dividend Trust in exchange for newly issued shares of the Trust.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock Enhanced Equity Dividend Trust

Trust Information

Symbol on NYSE	BDJ
Initial Offering Date	August 31, 2005
Yield on Closing Market Price as of October 31, 2011 ($7.29)[1]	9.33%
Current Quarterly Distribution per Common Share[2]	$0.170
Current Annualized Distribution per Common Share[2]	$0.680

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/11	10/31/10	Change	High	Low
Market Price	$7.29	$8.99	(18.91)%	$9.28	$6.32
Net Asset Value	$8.03	$8.32	(3.49)%	$8.71	$7.23

The following charts show the ten largest holdings and sector allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/11

Chevron Corp.	4%
BHP Billiton Ltd. - ADR	3
JPMorgan Chase & Co.	2
Exxon Mobil Corp.	2
Caterpillar, Inc.	2
Wells Fargo & Co.	2
International Business Machines Corp.	2
Deere & Co.	2
Philip Morris International, Inc.	2
McDonald’s Corp.	2

Sector Allocations
	10/31/11	10/31/10

Industrials	16%	14%
Financials	16	7
Energy.	15	11
Consumer Staples	14	21
Materials	8	6
Utilities	8	9
Consumer Discretionary	7	8
Telecommunication Services	6	6
Health Care	6	12
Information Technology	4	6

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2011	7

Trust Summary as of October 31, 2011	BlackRock Strategic Equity Dividend Trust

Trust Overview

Effective May 9, 2011, BlackRock Strategic Dividend AchieversTM Trust changed its name to BlackRock Strategic Equity Dividend Trust.

BlackRock Strategic Equity Dividend Trust’s (BDT) (the “Trust”) investment objective is to provide total return through a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in common stocks of small to mid-capitalization issuers that pay above average dividends and have the potential for capital appreciation. The Trust invests, under normal market conditions, at least 80% of its assets invested in small- and mid-capitalization companies, as defined by the Russell Mid Cap Index. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

The Board approved a change to the Trust’s non-fundamental investment policies during the period. Please refer to page 140 in the Additional Information section.

  No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the 12 months ended October 31, 2011, the Trust returned 4.14% based on market price and 8.31% based on NAV. For the same period, the Russell Mid Cap® Index returned 7.85%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion of relative performance based on NAV pertains to the Russell Mid Cap® Index.

What factors influenced performance?

—

The largest contributor to performance was the Trust’s option writing strategy, as relatively low volatility for the majority of the trailing 12 months benefited the collection of call premium. Industry allocation in the utilities and IT sectors also benefited performance. In particular, an overweight in the gas utilities industry boosted returns, as did underweight positions in internet software & services and office electronics, as each of these IT industries suffered double-digit declines during the period. Stock selection within consumer discretionary and financials also added modestly to performance.

—

Detracting from performance for the period was stock selection in the utilities sector, specifically within the multi-utilities and water utilities industries. The Trust’s underweight in the energy sector hurt relative performance. Zero exposure to oil, gas & consumable fuels stocks was particularly detrimental as the industry performed strongly during the period. Stock selection in industrials and materials also had a negative impact, as did an overweight in financials.

Describe recent portfolio activity.

—

Trust management continues to focus on dividend-paying stocks that are exhibiting strong earnings growth, have globally diverse revenue streams and have offered excellent dividend growth and sustainability over time. Amid recent equity market volatility, stock correlations have elevated to all-time highs. Equity markets have focused more on the macroeconomic backdrop than on individual company fundamentals, which has provided Trust management the opportunity to increase the quality of the portfolio.

Describe portfolio positioning at period end.

—

Consistent with the Trust’s long-term objective, the portfolio is positioned to continue to generate current income while producing market-equivalent or better total returns from a portfolio of higher-quality stocks. Equity markets remain remarkably volatile as macroeconomic headwinds involving Europe’s debt crisis, partisan politics, high rates of unemployment and the general uncertainty regarding a sustainable economic recovery continue to leave investors uneasy. Despite these concerns, the companies held in the portfolio continue to report strong earnings and remain optimistic, although cautious, about their prospects for growth in the future. This is a result of cleaner balance sheets, lower debt levels and the ability of companies to operate with higher degrees of efficiency. However, the combination of high sovereign debt levels and increasing austerity measures should serve to keep a lid on global growth rates in the near term. Earnings-per-share growth was quite strong coming out of the most recent recession (i.e., since 2009), but Trust management expects to see a moderation in earnings growth rates going forward. Management believes that a defensive stance is warranted in a world of extraordinary volatility and ongoing global macroeconomic concerns. The equity income asset class is an attractive option for investors who seek relative protection and require income. In the current environment, management will continue to place less of an emphasis on cyclical companies and exhibit a higher level of commitment to firms that have a proven ability to do well in all stages of an economic cycle.

—

On September 12, 2011, the Board approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby BlackRock Enhanced Equity Dividend Trust will acquire substantially all of the assets and assume certain stated liabilities of the Trust in exchange for newly issued shares of BlackRock Enhanced Equity Dividend Trust.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock Strategic Equity Dividend Trust

Trust Information

Symbol on NYSE	BDT
Initial Offering Date	March 30, 2004
Yield on Closing Market Price as of October 31, 2011 ($9.76)[1]	6.66%
Current Quarterly Distribution per Common Share[2]	$0.1625
Current Annualized Distribution per Common Share[2]	$0.6500

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/11	10/31/10	Change	High	Low
Market Price	$9.76	$9.98	(2.20)%	$11.03	$8.46
Net Asset Value	$11.26	$11.07	1.72%	$12.24	$9.79

The following charts show the ten largest holdings and sector allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/11

Hormel Foods Corp.	3%
Polaris Industries, Inc.	3
Stanley Black & Decker, Inc.	2
NSTAR.	2
New Jersey Resources Corp.	2
Northeast Utilities	2
Roper Industries, Inc.	2
Cincinnati Financial Corp.	2
Aqua America, Inc.	2
Pentair, Inc.	2

Sector Allocations
	10/31/11	10/31/10

Financials	27%	29%
Utilities	24	23
Industrials	16	17
Consumer Staples	10	9
Consumer Discretionary	10	9
Materials	6	6
Information Technology	3	3
Health Care	2	2
Energy	1	1
Telecommunication Services	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2011	9

Trust Summary as of October 31, 2011	BlackRock EcoSolutions Investment Trust

Trust Overview

BlackRock EcoSolutions Investment Trust’s (BQR) (the “Trust”) investment objective is to provide current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities issued by companies that are engaged in one or more of New Energy (e.g., products, technologies and services connected to the efficient use of energy or the provision or manufacture of alternative forms of energy), Water Resources and Agriculture business segments. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

  No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the 12 months ended October 31, 2011, the Trust returned (18.45)% based on market price and (2.13)% based on NAV. For the same period, the closed-end Lipper Sector Equity Funds category posted an average return of 7.36% based on market price and 8.33% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period-end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

Weakness in the portfolio predominantly came from the Trust’s allocation to renewable developers and manufacturers within the New Energy segment. These holdings have been challenged during the 12-month period by pricing pressures due to increased capacity from the Asian market.

—

The strongest contribution to returns came from the Trust’s Water Resources segment. The segment benefited from heightened mergers & acquisitions (“M&A”) activity, including bids for both Nalco Holding Co. and Northumbrian Water Group Plc (and the latter being acquired). Positive performance also came from several US-based water utilities as investors sought out defensive, dividend-paying equities with improving fundamentals. The Trust also benefited from good performance by a number of agricultural holdings, including Monsanto Co. and Syngenta AG. Agricultural stocks performed positively based an improved outlook from rising farm incomes. In addition, the Trust’s option-writing strategy had a positive impact on returns.

Describe recent portfolio activity.

—

During the 12-month period, Trust management reduced the Trust’s exposure to the fertilizer sector in the Agriculture business segment. In New Energy, the team rotated the portfolio away from sub-sectors that are more dependent on government support, such as renewable developers and manufacturers, and increased the Trust’s weighting in energy efficiency companies. As of period end, the Trust’s cash and cash equivalents was 9%. Elevated cash levels, which positively contributed to performance, were due to near-term uncertainty over the market outlook.

Describe portfolio positioning at period end.

—

At period end, the Trust held large positions in both the Agriculture business and Water Resources segments, as the outlook for these segments continues to look attractive. Improving profitability in agriculture should translate into increased spending on farming inputs. The water resources segment continues to look attractive as these strong dividend payers benefited from demand for yield coupled with increased M&A activity.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock EcoSolutions Investment Trust

Trust Information

Symbol on NYSE	BQR
Initial Offering Date	September 28, 2007
Yield on Closing Market Price as of October 31, 2011 ($8.58)[1]	10.96%
Current Quarterly Distribution per Common Share[2]	$0.2350
Current Annualized Distribution per Common Share[2]	$0.9400

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/11	10/31/10	Change	High	Low
Market Price	$8.58	$11.69	(26.60)%	$12.66	$7.33
Net Asset Value	$9.38	$10.65	(11.92)%	$11.16	$8.25

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/11

Monsanto Co.	3%
Syngenta AG	3
Cia de Saneamento de Minas Gerais	3
Agrium, Inc.	3
BrasilAgro - Companhia Brasileira de Propriedades AG	3
Potash Corp. of Saskatchewan, Inc.	3
Severn Trent Plc	3
Aqua America, Inc.	2
Manila Water Co., Inc.	2
Pennon Group Plc	2

Industry Allocations
	10/31/11	10/31/10

Water Utilities	25%	23%
Chemicals	23	27
Food Products	14	14
Machinery	10	8
Electric Utilities	4	3
Electrical Equipment	3	6
Real Estate Investment Trusts (REITs)	3	3
Oil, Gas & Consumable Fuels	3	2
Commercial Services & Supplies	3	2
Construction & Engineering	2	2
Materials	2	–
Electronic Equipment, Instruments, & Components	2	3
Multi-Utilities	2	2
Independent Power Producers & Energy Traders	1	2
Other[3]	3	3

[3]

Other includes a 1% holding or less in each of the following industries; for 10/31/11, Auto Components, Building Products, Paper & Forest Products, Semiconductors & Semiconductor Equipment and Road & Rail and for 10/31/10, Road & Rail, Auto Components and Paper & Forest Products.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2011	11

Trust Summary as of October 31, 2011	BlackRock Energy and Resources Trust

Trust Overview

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

  No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the 12 months ended October 31, 2011, the Trust returned 10.95% based on market price and 16.09% based on NAV. For the same period, the closed-end Lipper Sector Equity Funds category posted an average return of 7.36% based on market price and 8.33% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

The Trust’s holdings in oil & gas exploration & production were the largest contributors to returns. Performance benefited directly from BHP Billiton’s acquisition of Petrohawk Energy Corp., and several natural gas-oriented names including Range Resources Corp., Brigham Exploration Co., EQT Corp. and Cabot Oil & Gas Corp., which were able to add economically viable reserves in a depressed natural gas price environment. Contributing to performance during the period was the Trust’s allocation to the lower beta (less market-sensitive) oil & gas storage & transportation segment, which generally held up well given the market volatility and the macroeconomic-driven environment of the third quarter. Natural gas transmission name El Paso Corp. also performed particularly well. The Trust’s holdings in oil & gas equipment & services names contributed to returns, with National Oilwell Varco, Inc. and Core Laboratories NV notably strong. In addition, the Trust’s option-writing strategy had a positive impact on returns.

—

Coal producers were among the worst performers in the broader market. Despite significant acquisition-related gains in Massey Energy Co., Alpha Natural Resources, Inc., James River Coal Co. and Peabody Energy Corp., these stocks had negative effects on returns.

Describe recent portfolio activity.

—

Early in the 12-month period, Trust management added select natural gas-oriented holdings as these particular stocks lagged their more oil-oriented peers and offered attractive prices. In the second half of the period, the team continued adding to select natural gas positions amid further market weakness.

Describe portfolio positioning at period end.

—

As of period end, the Trust continues to favor coal, oil and gas producers. The Trust’s largest concentrations are in oil & gas exploration & production, oil & gas equipment & services, coal & consumable fuels and oil & gas storage & transportation. From a fundamental standpoint, the team’s base case remains unchanged, and it believes that oil prices are supported above $90 per barrel. The possibility remains that prices will move higher in the coming years as spare capacity of the Organization of the Petroleum Exporting Countries continues to come out of the system. Chinese coal imports look poised to accelerate in the fourth quarter as inventory levels are extremely low. To the extent that 2010’s weather-related supply issues repeat themselves, Trust management would expect global prices to quickly accelerate to record levels. As a result, the team expects coal to be the leadership area of the sector as the market regains its footing.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock Energy and Resources Trust

Trust Information

Symbol on NYSE	BGR
Initial Offering Date	December 29, 2004
Yield on Closing Market Price as of October 31, 2011 ($26.54)[1]	6.10%
Current Quarterly Distribution per Common Share[2]	$0.405
Current Annualized Distribution per Common Share[2]	$1.620

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/11	10/31/10	Change	High	Low
Market Price	$26.54	$25.36	4.65%	$32.13	$20.09
Net Asset Value	$28.33	$25.87	9.51%	$32.98	$21.81

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/11

Whiting Petroleum Corp.	5%
Range Resources Corp.	5
Alpha Natural Resources, Inc.	4
Occidental Petroleum Corp.	4
Anadarko Petroleum Corp.	4
Brigham Exploration Co.	4
EQT Corp.	4
National Oilwell Varco, Inc.	3
Royal Dutch Shell Plc, Class A - ADR	3
Cheniere Energy, Inc.	3

Industry Allocations
	10/31/11	10/31/10

Oil, Gas & Consumable Fuels	77%	74%
Energy Equipment & Services	20	17
Metals & Mining	3	4
Construction & Engineering	–	1
Gas Utilities	–	2
Pipelines	–	1
Transportation	–	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2011	13

Trust Summary as of October 31, 2011	BlackRock Global Opportunities Equity Trust

Trust Overview

BlackRock Global Opportunities Equity Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and utilizing an option writing (selling) strategy to enhance current gains. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities or options on equity securities or indices or sectors of equity securities. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

  No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the 12 months ended October 31, 2011, the Trust returned (10.93)% based on market price and (2.55)% based on NAV. For the same period, the MSCI All Country World Index posted a return of 0.43%. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion of relative to performance based on NAV pertains to the MSCI All Country World Index.

What factors influenced performance?

—

The largest relative underperformance came from the energy sector, with the Trust’s overweight position in coal producers and underweight in oil-related stocks detracting from performance. Coal producers consolidated previous gains, while the oil-related stocks re-rated on an unexpected increase in crack spreads (the differential between the price of crude oil and petroleum products extracted from it) early in 2011. Stock selection in financials had a negative impact as the Trust’s holdings of banks and exchange operators tied to the emerging markets underperformed as a result of inflationary pressures and tighter policy conditions. The Trust’s exposures to IT and materials also underperformed.

—

Aiding returns was stock selection in the utilities sector and the Trust’s positions in industrials and consumer staples. From an allocation perspective, an underweight in financials was also a positive contributor during the 12-month period. In addition, the Trust’s option overwrites on approximately half of its portfolio holdings had a positive impact on returns.

Describe recent portfolio activity.

—

In an effort to bring down the Trust’s overall economic sensitivity, exposures were paired back in the industrials and materials sectors. The proceeds from these transactions helped close the underweight position in the integrated oil & gas industry, as well as move the Trust to overweights in consumer staples and IT industry.

Describe portfolio positioning at period end.

—

Trust management’s current strategy is similar to the one held in place earlier in 2011. The portfolio is positioned to have modest overweights/ underweights with economic sensitivities similar to that of the MSCI All Country World Index. As of period end, the Trust’s largest underweights were in the industrials and materials sectors, while the largest over-weights were in IT and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock Global Opportunities Equity Trust

Trust Information

Symbol on NYSE	BOE
Initial Offering Date	May 31, 2005
Yield on Closing Market Price as of October 31, 2011 ($14.95)[1]	15.22%
Current Quarterly Distribution per Common Share[2]	$0.56875
Current Annualized Distribution per Common Share[2]	$2.27500

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/11	10/31/10	Change	High	Low
Market Price	$14.95	$19.06	(21.56)%	$19.64	$12.76
Net Asset Value	$16.03	$18.68	(14.19)%	$19.41	$14.14

The following charts show the ten largest holdings and geographic allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/11

Exxon Mobil Corp.	2%
Royal Dutch Shell Plc, Class A - ADR	1
HSBC Holdings Plc	1
Pfizer, Inc.	1
The Procter & Gamble Co.	1
Apple, Inc.	1
JPMorgan Chase & Co.	1
Vodafone Group Plc - ADR	1
Google, Inc., Class A	1
Schlumberger Ltd.	1

Geographic Allocations
	10/31/11	10/31/10

United States	48%	44%
United Kingdom	7	9
Germany	6	7
Japan	6	6
Netherlands	4	–
Canada	3	4
France	3	2
Switzerland	3	2
South Korea	3	2
Hong Kong	2	3
Brazil	2	3
China	1	2
Spain	1	2
Other[3]	11	14

[3]

Other includes a 1% holding or less in each of the following countries; for 10/31/11, Australia, Thailand, Norway, Denmark, Italy, Belgium, Ireland, Mexico, South Africa, Singapore, Luxembourg, Columbia, Taiwan, Israel and Indonesia and for 10/31/10, Norway, Mexico, Netherlands, Thailand, Sweden, South Africa, Ireland, Indonesia, Denmark, Finland, Belgium, Taiwan, India and Malaysia.

ANNUAL REPORT	OCTOBER 31, 2011	15

Trust Summary as of October 31, 2011	BlackRock Health Sciences Trust

Trust Overview

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

  No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the 12 months ended October 31, 2011, the Trust returned 3.26% based on market price and 6.43% based on NAV. For the same period, the Russell 3000 Healthcare Index returned 10.06%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

Stock selection in the biotechnology, health care equipment, health care services and health care distributors were the largest detractors from performance relative to the Russell 3000 Healthcare Index. From an allocation perspective, the Trust’s overweight position in health care equipment & supplies hampered performance, as this was the worst-performing industry within the index.

—

Key contributors to performance during the 12-month period were stock selection in the pharmaceuticals, health care facilities and life sciences tools & services. The Trust’s underweight exposure to pharmaceuticals was also beneficial, as the segment trailed the index’s return during the period. In addition, the Trust’s option overwrites on approximately one-third of its portfolio holdings had a positive impact on returns.

Describe recent portfolio activity.

—

During the 12-month period, the Trust’s exposures to the health care providers & services and the health care equipment & supplies industries were reduced, with the proceeds going primarily to pharmaceuticals. Overall the Trust was positioned more defensively with less sensitivity to economic conditions.

Describe portfolio positioning at period end.

—

At period end, the portfolio’s approximate allocation (and relative overweight/underweight) was 17% in medical devices (4% underweight), 17% in health care providers & services (4% underweight), 35% in pharmaceuticals (9% underweight) and 18% in biotechnology (4% overweight). The Trust’s cash and cash equivalents was elevated at period end due to the sale of several holdings prior to fiscal year end. In addition, the Trust typically holds cash as collateral for writing put options.

—

Trust management holds a relatively neutral view on health care and recognizes the defensive characteristics of the sector in down markets, even if prices are somewhat muted due to near-term government budget cut fears and flat health care consumption in developed markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock Health Sciences Trust

Trust Information

Symbol on NYSE	BME
Initial Offering Date	March 31, 2005
Yield on Closing Market Price as of October 31, 2011 ($25.81)[1]	5.96%
Current Quarterly Distribution per Common Share[2]	0.384375
Current Annualized Distribution per Common Share[2]	1.537500
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/11	10/31/10	Change	High	Low
Market Price	$25.81	$27.14	(4.90)%	$29.95	$22.77
Net Asset Value	$26.65	$27.19	(1.99)%	$30.09	$24.55

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/11

Johnson & Johnson	5%
Allergan, Inc.	4
Pfizer, Inc.	4
Roche Holding AG	4
Cardinal Health, Inc.	4
Aetna, Inc.	3
Celgene Corp.	3
Amgen, Inc.	3
Bristol-Myers Squibb Co.	3
Biogen Idec, Inc.	3

Industry Allocations
	10/31/11	10/31/10

Pharmaceuticals	40%	23%
Biotechnology	20	16
Health Care Providers & Services	19	27
Health Care Equipment & Supplies	14	19
Life Sciences Tools & Services	5	9
Machinery	2	–
Health Care Technology	–	5
Chemicals	–	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2011	17

Trust Summary as of October 31, 2011	BlackRock International Growth and Income Trust

Trust Overview

BlackRock International Growth and Income Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to enhance current gains. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities issued by non-U.S. companies of any market capitalization located in countries throughout the world. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the 12 months ended October 31, 2011, the Trust returned (14.07)% based on market price and (4.55)% based on NAV. For the same period, the benchmark MSCI All Country World Index ex-US returned (4.66)%. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV pertains to the MSCI All Country World Index.

What factors influenced performance?

—

Relative to the MSCI All Country World Index ex-US, stock selection in the industrials sector contributed to performance, as did the Trust’s positions in IT and consumer discretionary. From an allocation perspective, underweights in financials, materials and utilities were also positive contributors during the 12-month period. In addition, the Trust’s option overwrites on approximately half its portfolio holdings had a positive impact on returns.

—

The largest relative underperformance came from the energy sector, with the Trust’s overweight position in coal producers and underweight in oil-related stocks detracting from performance. Coal producers consolidated previous gains, while the oil-related stocks re-rated on an unexpected increase in crack spreads (the differential between the price of crude oil and petroleum products extracted from it) early in 2011. Despite being underweight in financials, stock selection was challenged within the sector. Banks and exchange operators tied to the emerging markets underperformed similar benchmark index holdings as a result of inflationary pressures and tighter policy conditions. The Trust’s exposure to telecommunication services also underperformed.

Describe recent portfolio activity.

—

As Trust management aimed to reduce economic sensitivity, the Trust trimmed positions in the industrials and materials sectors. The Trust closed its underweight exposure to financials and gradually moved to a modest overweight. During the period, the Trust held cash for transactional liquidity and risk management purposes. The Trust’s cash and cash equivalents did not have a material impact on performance.

Describe portfolio positioning at period end.

—

Trust management has reduced the economic cyclicality in the portfolio. To counterbalance this, new positions were initiated in IT, where there seems to be growth potential in mission-critical software companies and semiconductors. As of period end, the Trust is modestly overweight in the financials, IT and telecommunication services sectors, while the largest underweights are in materials, industrials and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock International Growth and Income Trust

Trust Information

Symbol on NYSE	BGY
Initial Offering Date	May 30, 2007
Yield on Closing Market Price as of October 31, 2011 ($7.88)[1]	17.26%
Current Quarterly Distribution per Common Share[2]	$0.34
Current Annualized Distribution per Common Share[2]	$1.36

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/11	10/31/10	Change	High	Low
Market Price	$7.88	$10.56	(25.38)%	$10.98	$7.01
Net Asset Value	$8.72	$10.52	(17.11)%	$10.84	$7.73

The following charts show the ten largest holdings and geographic allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/11

iShares MSCI EAFE Index Fund	4%
Royal Dutch Shell Plc, Class A - ADR	3
HSBC Holdings Plc	2
Vodafone Group Plc - ADR	1
Danone SA	1
ASML Holding NV	1
Nestle SA	1
Telefonica SA	1
National Grid Plc	1
Singapore Telecommunications Ltd.	1

Geographic Allocations
	10/31/11	10/31/10

United Kingdom	16%	20%
Japan	12	12
Germany	9	9
Netherlands	8	2
France	6	3
Canada	6	10
Switzerland	6	7
United States	5	–
Hong Kong	4	5
South Korea	4	2
Australia	3	1
Brazil	3	4
China	2	2
Italy	2	1
Singapore	2	2
Ireland	2	–
Taiwan	1	2
Spain	1	3
Mexico	1	2
Denmark	–	2
Sweden	–	2
Other[3]	7	9

[3]

Other includes a 1% holding or less in each of the following countries; for 10/31/11, Norway, Israel, South Africa, Belgium, Bermuda, Luxembourg, India, Columbia, Indonesia, Thailand and Gibraltar and for 10/31/10, Norway, Indonesia, South Africa, United States, Thailand, Malaysia, Belgium, Ireland and Finland.

ANNUAL REPORT	OCTOBER 31, 2011	19

Trust Summary as of October 31, 2011	BlackRock Real Asset Equity Trust

Trust Overview

BlackRock Real Asset Equity Trust’s (BCF) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of energy, natural resources and basic materials companies and equity derivatives with exposure to companies in the energy, natural resources and basic materials industries. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

  No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the 12 months ended October 31, 2011, the Trust returned (4.64)% based on market price and 0.58% based on NAV. For the same period, the closed-end Lipper Sector Equity Funds category posted an average return of 7.36% based on market price and 8.33% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

The largest contribution to absolute returns was the Trust’s investment in the energy sector, particularly in oil & gas exploration & production, integrated oil & gas and oil & gas equipment & services. The Trust’s allocation to basic materials segment also benefited returns, especially in chemicals and machinery. In addition, the Trust’s option-writing strategy had a positive impact on returns.

—

The Trust’s investment in the metals & mining segment was the largest source of weakness, particularly in diversified metals. However, the Trust’s investments in precious metals & minerals held up better in the volatile, macroeconomic environment that encompassed the majority of the 12-month period.

Describe recent portfolio activity.

—

Early in the 12-month period, Trust management added select natural gas-oriented holdings (within the energy sector) as these particular stocks lagged their more oil-oriented peers and offered attractive prices. In the second half of the period, the team continued adding to select natural gas positions amid further market weakness. The basic materials sector remained relatively unchanged. Additions were made to E.I. du Pont de Nemours & Co. and Cliffs Natural Resources, Inc. in the fourth quarter of 2010 and International Paper Co. in the second quarter of 2011. The team initiated positions in two compelling gold companies during the period, IAMGOLD Corp. and Detour Gold Corp. Trust management also invested in Glencore International Plc, a major commodities marketer and producer which listed in May 2011. The Trust’s nickel exposure shifted during the period, with the sale of Minara Resources Ltd.

Describe portfolio positioning at period end.

—

At period end, the Trust’s allocation to metals (41%) was biased toward diversified and base metals, and also had material exposure to gold and other precious metals. Holdings in the energy sector (32%) were concentrated oil & gas exploration & production, coal producers, integrated oil & gas and oil & gas equipment & services names. In the basic materials sector (21%), the Trust had allocations to chemicals, machinery and paper & forest products.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock Real Asset Equity Trust

Trust Information

Symbol on NYSE	BCF
Initial Offering Date	September 29, 2006
Yield on Closing Market Price as of October 31, 2011 ($11.84)[1]	9.18%
Current Quarterly Distribution per Common Share[2]	$0.2718
Current Annualized Distribution per Common Share[2]	$1.0872

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/11	10/31/10	Change	High	Low
Market Price	$11.84	$13.46	(12.04)%	$16.03	$9.27
Net Asset Value	$12.45	$13.42	(7.23)%	$15.62	$10.13

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/11

Rio Tinto Plc	4%
BHP Billiton Plc	4
Caterpillar, Inc.	3
Industrias Penoles SAB de CV	3
E.I. du Pont de Nemours & Co.	3
Iluka Resources Ltd.	3
Vale SA - ADR	3
Xstrata Plc	3
Praxair, Inc.	2
Fresnillo Plc	2

Industry Allocations
	10/31/11	10/31/10

Metals & Mining	43%	45%
Oil, Gas & Consumable Fuels	28	28
Chemicals	12	11
Energy Equipment & Services	6	5
Paper & Forest Products	6	5
Machinery	4	4
Containers & Packaging	1	1
Gas Utilities	–	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2011	21

Trust Summary as of October 31, 2011	BlackRock Resources & Commodities Strategy Trust

Trust Overview

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

  No assurance can be given that the Trust’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the period beginning with the Trust’s initial trading date of March 30, 2011 through October 31, 2011, the Trust returned (21.79)% based on market price and (7.80)% based on NAV. For the period of April 1, 2011 through October 31, 2011, the closed-end Lipper Sector Equity Funds category posted an average return of (6.39)% based on market price and (3.74)% based on NAV. All returns reflect reinvestment of dividends. The Trust commenced operations on March 30, 2011 and ended the period with a discount to NAV, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

—

The Trust’s investments in metals & mining detracted the most from absolute returns. Negative performance was largely the result of volatile pricing in gold and other precious metals during the reporting period. In this environment, commodity-related equities were highly disconnected from the physical commodity prices, and equities generally underperformed spot prices. Oil & gas exploration & production names also detracted from returns, as select gas producers concentrated in the Bakken shale area suffered from weather-related events in the latter part of the period. Coal producers were among the worst performers in the broader market due to a negative macroeconomic environment, although underlying industry fundamentals continued to be strong. Despite significant acquisition-related gains in Massey Energy Co. and Alpha Natural Resources, Inc., both of these stocks had negative effects on returns as did James River Coal Co. and Peabody Energy Corp.

—	Contributing to performance during the period was the Trust’s allocation to the lower beta (less market-sensitive) storage & transportation segment,

which generally held up well given the market volatility and the macroeconomic-driven environment of the third quarter. In addition, the Trust’s option-writing strategy had a positive impact on returns.

Describe recent portfolio activity.

—

During the first three months of the Trust’s investment history, Trust management invested cash cautiously in order to take advantage of market weakness. The team expected a period of consolidation in energy and resources after a prolonged period of gains. As macroeconomic concerns began to pressure global equity markets lower, the pullback in cyclical sectors like energy and materials combined with severe fluctuations in the commodities market to make the team feel more constructive about the durability of the commodity cycle. Trust management expected many of the headwinds facing the group to lessen during the period and valuations to improve as stocks sold off, offering good entry points.

Describe portfolio positioning at period end.

—

At the end of the period, the Trust’s allocation to energy (41)% was mostly concentrated in oil & gas exploration & production and storage & transportation. In materials (50)%, the Trust held a concentration in fertilizers & agricultural chemicals and was biased toward gold and other precious metals.

—

At period end, the Trust had cash and cash equivalents of 13% due to the team’s cautious approach to investing proceeds since the Trust’s inception. Trust management continues to deploy the cash and remains focused on gaining attractive entry points to names, as this is consistent with the Trust’s longer-term investment approach. The Trust’s cash position had a positive impact on performance for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

22	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock Resources & Commodities Strategy Trust

Trust Information

Symbol on NYSE	BCX
Initial Offering Date	March 30, 2011
Yield on Closing Market Price as of October 31, 2011 ($14.95)[1]	9.36%
Current Quarterly Distribution per Common Share[2]	$0.35
Current Annualized Distribution per Common Share[2]	$1.40

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/11	3/30/11	Change	High	Low
Market Price	$14.95	$20.00	(25.25)%	$20.14	$11.77
Net Asset Value	$16.83	$19.10	(11.88)%	$19.19	$14.38

The following charts show the ten largest holdings and industry allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/11

Potash Corp. of Saskatchewan, Inc.	4%
Silver Wheaton Corp.	3
Monsanto Co.	3
Syngenta AG	2
ONEOK Partners LP	2
Williams Partners LP	2
Franco-Nevada Corp.	2
Plains All American Pipeline LP	2
Enterprise Products Partners LP	2
Occidental Petroleum Corp.	2

Industry Allocations
10/31/11

Oil, Gas & Consumable Fuels	38%
Metals & Mining	29
Chemicals	21
Machinery	5
Food Products	4
Energy Equipment & Services	3

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

ANNUAL REPORT	OCTOBER 31, 2011	23

Trust Summary as of October 31, 2011	BlackRock S&P Quality Rankings Global Equity Managed Trust

Trust Overview

BlackRock S&P Quality Rankings Global Equity Managed Trust’s (BQY) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities of issuers that pay above-average dividends and have the potential for capital appreciation. The Trust invests, under normal market conditions, at least 80% of its assets in equity securities included in the S&P Quality Rankings that are ranked at least B+ by S&P at the time of investment. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust utilizes an option writing (selling) strategy to enhance dividend yield.

  No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

—

For the 12 months ended October 31, 2011, the Trust returned (0.40)% based on market price and 2.79% based on NAV. For the same period, the MSCI World Value Index returned 0.37%. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion of relative performance based on NAV pertains to the MSCI World Value Index.

What factors influenced performance?

—

The largest contributor to performance was the Trust’s option writing strategy, as relatively low volatility for the majority of the trailing 12 months benefited the collection of call premium. Strong stock selection in utilities contributed positively to relative returns as the Trust’s holdings in electric utilities and multi-utilities outperformed utilities names represented in the MSCI World Value Index, including Japanese utilities which declined sharply after the Fukushima nuclear disaster. In addition, an overweight to consumer staples and an underweight to financials boosted relative returns.

—

Detracting from performance was stock selection in the industrials sector, where the Trust’s holdings in machinery and electrical equipment suffered double-digit declines during the period. Stock selection and an underweight in energy also detracted from returns. Specifically, the Trust’s holdings of international diversified oil stocks underperformed the US diversified oil stocks represented in the MSCI World Value Index. Stock selection in financials, information technology and telecommunication services also negatively impacted performance during the period.

Describe recent portfolio activity.

—	During the 12-month period, there were relatively few changes made to the strategic direction of the Trust. However, Trust management continues to focus on companies that have globally diverse revenue streams and strong earnings growth potential.

Describe Trust positioning at period end.

—

Consistent with the Trust’s long-term objective, the portfolio is positioned to continue to generate current income while producing market-equivalent or better total returns from a portfolio of higher-quality stocks. Equity markets remain remarkably volatile as macroeconomic headwinds involving Europe’s debt crisis, partisan politics, high rates of unemployment and the general uncertainty regarding a sustainable economic recovery continue to leave investors uneasy. Despite these concerns, the companies held in the portfolio continue to report strong earnings and remain optimistic, although cautious, about their prospects for growth in the future. However, the combination of high sovereign debt levels and increasing austerity measures should serve to keep a lid on global growth rates in the near term. Earnings-per-share growth was quite strong coming out of the most recent recession (i.e., since 2009), but Trust management expects to see a moderation in earnings growth rates going forward. Management believes that a defensive stance is warranted in a world of extraordinary volatility and ongoing global macroeconomic concerns. In the current environment, management will continue to place less of an emphasis on cyclical companies and exhibit a higher level of commitment to firms that have a proven ability to do well in all stages of an economic cycle.

—

For tax planning purposes, the Trust recently sold securities and retained the cash proceeds which resulted in the Trust holding cash and cash equivalents of 13% at period end. During the 12-month period, cash averaged 9% of the portfolio, which had a slightly negative impact on the Trust’s relative performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

24	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock S&P Quality Rankings Global Equity Managed Trust

Trust Information

Symbol on NYSE Amex	BQY
Initial Offering Date	May 28, 2004
Yield on Closing Market Price as of October 31, 2011 ($12.43)[1]	8.05%
Current Quarterly Distribution per Common Share[2]	$0.25
Current Annualized Distribution per Common Share[2]	$1.00

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	10/31/11	10/31/10	Change	High	Low
Market Price	$12.43	$13.44	(7.51)%	$14.36	$10.91
Net Asset Value	$13.61	$14.26	(4.56)%	$15.40	$12.36

The following charts show the ten largest holdings and geographic allocations of the Trust’s long-term investments:

Ten Largest Holdings
10/31/11

Exxon Mobil Corp.	4%
AT&T Inc.	3
Total SA	3
International Business Machines Corp.	2
Bristol-Myers Squibb Co.	2
Altria Group, Inc.	2
McDonald’s Corp.	2
Bank of Montreal	2
Caterpillar, Inc.	2
Intel Corp.	2

Geographic Allocations
	10/31/11	10/31/10

United States	52%	50%
United Kingdom	8	8
Canada	6	7
Australia	6	5
France	6	5
Japan	5	5
Sweden	4	4
Germany	4	4
Hong Kong	3	2
Singapore	2	2
Spain	1	2
Italy	–	2
Other[3]	3	4

[3]	Other includes a 1% holding or less in each of the following countries; for 10/31/11, Belgium, Switzerland, Finland and Netherlands and for 10/31/10, Belgium, Switzerland, Portugal and Finland.

ANNUAL REPORT	OCTOBER 31, 2011	25

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including foreign currency exchange contracts and options as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

26	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments October 31, 2011	BlackRock Equity Dividend Trust (BDV)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense – 5.5%
General Dynamics Corp. (a)	80,700	$5,180,133
Honeywell International, Inc. (a)	82,500	4,323,000
Northrop Grumman Corp. (a)	81,100	4,683,525
Raytheon Co. (a)	146,500	6,473,835
Rockwell Collins, Inc.	23,300	1,300,839
United Technologies Corp. (a)	106,800	8,328,264

		30,289,596

Air Freight & Logistics – 0.8%
United Parcel Service, Class B (a)	60,600	4,256,544

Auto Components – 0.5%
Johnson Controls, Inc. (a)	82,500	2,716,725

Beverages – 2.3%
The Coca-Cola Co. (a)	110,600	7,556,192
Diageo Plc - ADR	65,600	5,436,928

		12,993,120

Capital Markets – 0.2%
The Bank of New York Mellon Corp. (a)	57,700	1,227,856

Chemicals – 3.5%
Air Products & Chemicals, Inc. (a)	17,000	1,464,380
The Dow Chemical Co. (a)	113,400	3,161,592
E.I. du Pont de Nemours & Co. (a)	183,100	8,801,617
Olin Corp.	120,100	2,265,086
Praxair, Inc. (a)	39,000	3,965,130

		19,657,805

Commercial Banks – 6.5%
Bank of Nova Scotia	107,100	5,644,307
M&T Bank Corp. (a)	16,400	1,248,204
National Bank of Canada	92,000	6,566,220
The Toronto-Dominion Bank (a)	57,300	4,313,544
U.S. Bancorp (a)	277,000	7,088,430
Wells Fargo & Co. (a)	435,800	11,291,578

		36,152,283

Consumer Finance – 1.1%
American Express Co. (a)	120,900	6,119,958

Containers & Packaging – 0.4%
Temple-Inland, Inc.	62,700	1,994,487

Common Stocks	Shares	Value

Diversified Financial Services – 2.8%
Bank of America Corp. (a)	435,000	$2,971,050
JPMorgan Chase & Co. (a)	365,300	12,697,828

		15,668,878

Diversified Telecommunication Services – 5.6%
AT&T Inc. (a)	333,700	9,780,747
BCE, Inc. (a)	54,500	2,158,745
CenturyLink, Inc. (a)	234,200	8,257,892
Frontier Communications Corp.	36,600	229,116
Verizon Communications, Inc. (a)	238,100	8,804,938
Windstream Corp.	140,300	1,707,451

		30,938,889

Electric Utilities – 3.9%
American Electric Power Co., Inc. (a)	68,300	2,682,824
Duke Energy Corp.	114,100	2,329,922
FirstEnergy Corp.	43,300	1,946,768
ITC Holdings Corp. (a)	17,300	1,257,364
NextEra Energy, Inc.	79,100	4,461,240
Northeast Utilities (a)	57,800	1,998,146
PPL Corp.	48,600	1,427,382
The Southern Co. (a)	128,800	5,564,160

		21,667,806

Electrical Equipment – 0.3%
Rockwell Automation, Inc. (a)	24,400	1,650,660

Energy Equipment & Services – 0.6%
Schlumberger Ltd. (a)	47,200	3,467,784

Food & Staples Retailing – 0.7%
Wal-Mart Stores, Inc. (a)	73,900	4,191,608

Food Products – 4.7%
General Mills, Inc. (a)	124,000	4,777,720
HJ Heinz Co.	70,800	3,783,552
Kraft Foods, Inc., Class A (a)	157,100	5,526,778
Mead Johnson Nutrition Co. (a)	70,200	5,043,870
Unilever NV	203,500	7,026,855

		26,158,775

Hotels, Restaurants & Leisure – 1.8%
McDonald’s Corp. (a)	107,400	9,972,090

Household Products – 2.0%
Kimberly-Clark Corp. (a)	59,150	4,123,348
The Procter & Gamble Co. (a)	106,600	6,821,334

		10,944,682

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Trusts’ Schedules of Investments, the names and descriptions of many securities have been abbreviated according to the following list:	ADR	American Depositary Receipt	MXN	Mexican Peso
	AUD	Australian Dollar	MYR	Malaysian Ringgit
	BRL	Brazil Real	NOK	Norwegian Krone
	CAD	Canadian Dollar	PEN	Peruvian Neuvo Sol
	CHF	Swiss Franc	PHP	Philippine Peso
	CLP	Chilean Peso	REIT	Real Estate Investment Trust
	DKK	Danish Krone	SEK	Swedish Krona
	EUR	Euro	SGD	Singapore Dollar
	ETF	Exchange-Traded Fund	SPDR	S&P Depositary Receipts
	GBP	British Pound	THB	Thai Baht
	GDR	Global Depositary Receipt	TWD	Taiwan Dollar
	HKD	Hong Kong Dollar	USD	US Dollar
	ILS	Israeli Shekel	ZAR	South African Rand
	JPY	Japanese Yen

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	27

Schedule of Investments (continued)	BlackRock Equity Dividend Trust (BDV)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Industrial Conglomerates – 2.4%
3M Co. (a)	61,200	$4,836,024
General Electric Co. (a)	509,100	8,507,061

		13,343,085

Insurance – 3.3%
Chubb Corp.	94,400	6,329,520
Prudential Financial, Inc. (a)	68,800	3,728,960
The Travelers Cos., Inc. (a)	137,800	8,040,630

		18,099,110

IT Services – 2.2%
Automatic Data Processing, Inc. (a)	28,500	1,491,405
International Business Machines Corp. (a)	59,600	11,003,948

		12,495,353

Leisure Equipment & Products – 0.5%
Mattel, Inc.	104,800	2,959,552

Machinery – 4.1%
Caterpillar, Inc.	122,200	11,543,012
Deere & Co. (a)	144,400	10,959,960

		22,502,972

Media – 1.0%
Comcast Corp., Special Class A (a)	243,200	5,593,600

Metals & Mining – 3.6%
BHP Billiton Ltd. - ADR	176,200	13,757,696
Rio Tinto Plc - ADR	73,800	3,989,628
Southern Copper Corp. (a)	66,100	2,027,948

		19,775,272

Multi-Utilities – 2.7%
Consolidated Edison, Inc. (a)	25,900	1,498,833
Dominion Resources, Inc.	109,400	5,643,946
Public Service Enterprise Group, Inc. (a)	126,600	4,266,420
Sempra Energy (a)	34,900	1,875,177
Wisconsin Energy Corp.	59,000	1,913,370

		15,197,746

Oil, Gas & Consumable Fuels – 14.1%
Chevron Corp.	179,250	18,830,214
ConocoPhillips (a)	99,300	6,916,245
Enbridge, Inc.	210,500	7,292,265
EQT Corp. (a)	71,400	4,533,900
Exxon Mobil Corp. (a)	157,700	12,314,793
Kinder Morgan, Inc.	35,400	1,012,440
Marathon Oil Corp. (a)	126,600	3,295,398
Marathon Petroleum Corp. (a)	63,300	2,272,470
Murphy Oil Corp. (a)	8,900	492,793
Occidental Petroleum Corp. (a)	64,500	5,994,630
Peabody Energy Corp. (a)	22,100	958,477
Royal Dutch Shell Plc, Class A - ADR (a)	25,800	1,829,478
Spectra Energy Corp. (a)	89,900	2,573,837
Total SA - ADR (a)	184,700	9,659,810

		77,976,750

Paper & Forest Products – 0.7%
MeadWestvaco Corp.	134,000	3,739,940

Common Stocks	Shares	Value

Pharmaceuticals – 5.9%
Abbott Laboratories (a)	85,700	$4,616,659
Bristol-Myers Squibb Co. (a)	280,800	8,870,472
Johnson & Johnson (a)	99,200	6,387,488
Merck & Co., Inc. (a)	158,000	5,451,000
Pfizer, Inc. (a)	382,000	7,357,320

		32,682,939

Real Estate Investment Trusts (REITs) – 0.4%
Weyerhaeuser Co. - REIT	111,800	2,010,164

Road & Rail – 1.9%
Canadian National Railway Co.	88,000	6,900,960
Union Pacific Corp. (a)	37,800	3,763,746

		10,664,706

Semiconductors & Semiconductor Equipment – 1.0%
Intel Corp. (a)	216,900	5,322,726

Software – 0.7%
Microsoft Corp. (a)	148,000	3,941,240

Specialty Retail – 2.2%
Home Depot, Inc. (a)	150,300	5,380,740
Limited Brands, Inc. (a)	159,600	6,816,516

		12,197,256

Textiles, Apparel & Luxury Goods – 1.3%
VF Corp.	51,200	7,076,864

Tobacco – 3.3%
Altria Group, Inc. (a)	116,000	3,195,800
Lorillard, Inc. (a)	42,500	4,703,050
Philip Morris International, Inc. (a)	146,500	10,235,955

		18,134,805

Water Utilities – 0.6%
American Water Works Co., Inc. (a)	112,800	3,443,784

Wireless Telecommunication Services – 0.6%
Rogers Communications, Inc., Class B	23,300	849,717
Vodafone Group Plc - ADR (a)	89,300	2,486,109

		3,335,826

Total Common Stocks – 95.7%		530,563,236

Investment Companies – 0.7%

SPDR S&P 500 ETF Trust (a)	29,000	3,638,050

Total Long-Term Investments
(Cost – $531,511,086) – 96.4%		534,201,286

See Notes to Financial Statements.

28	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Equity Dividend Trust (BDV)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (b)(c)	23,258,766	$23,258,766

Total Short-Term Securities (Cost – $23,258,766) – 4.2%		23,258,766

Total Investments Before Outstanding Options Written (Cost – $554,769,852*) – 100.6%		557,460,052

Options Written	Contracts

Exchange-Traded Call Options – (0.5)%
3M Co., Strike Price USD 85, Expires 11/21/11	122	(1,891)
Abbott Laboratories, Strike Price USD 52.50, Expires 11/21/11	170	(30,345)
Air Products & Chemicals, Inc., Strike Price USD 85, Expires 11/21/11	34	(10,115)
Altria Group, Inc., Strike Price USD 27.50, Expires 11/01/11	230	(2,662)
American Electric Power Co., Inc., Strike Price USD 38, Expires 11/21/11	135	(19,238)
American Express Co., Strike Price USD 49, Expires 12/08/11	240	(72,266)
American Water Works Co., Inc., Strike Price USD 30, Expires 11/21/11	225	(22,500)
AT&T Inc., Strike Price USD 30, Expires 11/21/11	610	(11,895)
Automatic Data Processing, Inc., Strike Price USD 51.25, Expires 11/21/11	60	(9,107)
Bank of America Corp.:
Strike Price USD 10, Expires 11/21/11	285	(428)
Strike Price USD 7.50, Expires 12/07/11	435	(10,593)
The Bank of New York Mellon Corp., Strike Price USD 22, Expires 11/21/11	115	(5,233)
Bank of Nova Scotia, Strike Price CAD 54, Expires 12/19/11	215	(17,256)
BCE, Inc., Strike Price USD 40, Expires 11/21/11	110	(6,325)
Bristol-Myers Squibb Co.:
Strike Price USD 31, Expires 11/21/11	270	(26,595)
Strike Price USD 33, Expires 11/21/11	290	(3,625)
CenturyLink, Inc., Strike Price USD 36, Expires 11/21/11	120	(4,200)
The Coca-Cola Co., Strike Price USD 69.25, Expires 12/07/11	220	(19,065)
Comcast Corp., Special Class A:
Strike Price USD 23, Expires 11/21/11	425	(31,875)
Strike Price USD 24.75, Expires 12/07/11	60	(1,281)
ConocoPhillips:
Strike Price USD 70, Expires 11/21/11	170	(27,030)
Strike Price USD 72.50, Expires 11/21/11	170	(9,690)
Consolidated Edison, Inc., Strike Price USD 56.25, Expires 11/04/11	50	(8,350)
Deere & Co.:
Strike Price USD 80, Expires 11/21/11	145	(11,745)
Strike Price USD 82.50, Expires 11/21/11	145	(4,350)
The Dow Chemical Co., Strike Price USD 29, Expires 11/04/11	225	(2,783)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
E.I. du Pont de Nemours & Co.:
Strike Price USD 46, Expires 11/21/11	95	$(24,415)
Strike Price USD 47, Expires 12/19/11	100	(24,600)
EQT Corp., Strike Price USD 60, Expires 11/21/11	145	(68,875)
Exxon Mobil Corp.:
Strike Price USD 75, Expires 11/21/11	105	(38,325)
Strike Price USD 80, Expires 12/19/11	25	(3,950)
General Dynamics Corp., Strike Price USD 62.50, Expires 11/21/11	161	(45,483)
General Electric Co.:
Strike Price USD 17, Expires 11/21/11	635	(19,685)
Strike Price USD 17, Expires 12/19/11	385	(21,368)
General Mills, Inc.:
Strike Price USD 38.50, Expires 11/11/11	130	(6,094)
Strike Price USD 40, Expires 12/19/11	40	(1,660)
Home Depot, Inc., Strike Price USD 36, Expires 11/21/11	300	(24,000)
Honeywell International, Inc., Strike Price USD 49, Expires 11/21/11	165	(64,350)
Intel Corp., Strike Price USD 25, Expires 12/19/11	430	(25,155)
International Business Machines Corp., Strike Price USD 175, Expires 11/21/11	120	(126,000)
ITC Holdings Corp., Strike Price USD 72.50, Expires 12/02/11	35	(4,602)
Johnson & Johnson:
Strike Price USD 65.35, Expires 11/01/11	10	(12)
Strike Price USD 65, Expires 11/21/11	180	(13,860)
Johnson Controls, Inc., Strike Price USD 33, Expires 12/19/11	165	(28,050)
JPMorgan Chase & Co.:
Strike Price USD 35, Expires 11/21/11	250	(29,375)
Strike Price USD 36, Expires 12/19/11	500	(68,000)
Kimberly-Clark Corp., Strike Price USD 70, Expires 11/21/11	120	(10,500)
Kraft Foods, Inc., Class A, Strike Price USD 35, Expires 12/19/11	310	(31,465)
Limited Brands, Inc.:
Strike Price USD 39, Expires 11/21/11	35	(14,875)
Strike Price USD 44, Expires 11/21/11	40	(3,600)
Strike Price USD 45, Expires 12/19/11	245	(28,175)
Lorillard, Inc., Strike Price USD 115, Expires 11/21/11	85	(15,342)
M&T Bank Corp., Strike Price USD 80, Expires 1/23/12	32	(9,920)
Marathon Oil Corp., Strike Price USD 27, Expires 11/21/11	255	(14,535)
Marathon Petroleum Corp., Strike Price USD 35, Expires 11/21/11	126	(28,350)
McDonald’s Corp., Strike Price USD 92.50, Expires 12/19/11	215	(48,268)
Mead Johnson Nutrition Co., Strike Price USD 75, Expires 12/19/11	140	(22,680)
Merck & Co., Inc.:
Strike Price USD 33, Expires 11/21/11	160	(28,480)
Strike Price USD 33.50, Expires 12/07/11	155	(22,965)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	29

Schedule of Investments (continued)	BlackRock Equity Dividend Trust (BDV)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
Microsoft Corp.:
Strike Price USD 28, Expires 11/21/11	130	$(1,235)
Strike Price USD 28, Expires 12/19/11	165	(4,455)
Murphy Oil Corp., Strike Price USD 57.50, Expires 12/19/11	18	(4,095)
National Bank of Canada, Strike Price CAD 73, Expires 12/19/11	185	(25,520)
Northeast Utilities, Strike Price USD 35.50, Expires 11/11/11	115	(4,039)
Northrop Grumman Corp., Strike Price USD 57.50, Expires 12/19/11	165	(34,238)
Occidental Petroleum Corp., Strike Price USD 90, Expires 12/07/11	130	(78,690)
Peabody Energy Corp., Strike Price USD 45, Expires 12/19/11	45	(10,170)
Pfizer, Inc.:
Strike Price USD 18, Expires 11/21/11	357	(47,660)
Strike Price USD 19, Expires 11/21/11	357	(19,814)
Strike Price USD 19, Expires 12/19/11	25	(1,862)
Strike Price USD 20, Expires 12/19/11	25	(800)
Philip Morris International, Inc., Strike Price USD 70, Expires 12/19/11	295	(59,000)
Praxair, Inc., Strike Price USD 105, Expires 12/19/11	75	(17,812)
The Procter & Gamble Co., Strike Price USD 65, Expires 11/21/11	100	(4,500)
Prudential Financial, Inc., Strike Price USD 57.50, Expires 12/19/11	138	(22,563)
Public Service Enterprise Group, Inc., Strike Price USD 35, Expires 12/19/11	45	(1,800)
Raytheon Co., Strike Price USD 45, Expires 12/19/11	290	(31,320)
Rockwell Automation, Inc., Strike Price USD 70, Expires 12/19/11	50	(15,750)
Rogers Communications, Inc., Class B, Strike Price CAD 38, Expires 1/23/12	46	(1,984)
Royal Dutch Shell Plc, Class A - ADR, Strike Price USD 65, Expires 11/21/11	50	(33,500)
Schlumberger Ltd.:
Strike Price USD 72.50, Expires 12/19/11	50	(23,250)
Strike Price USD 75, Expires 12/19/11	50	(16,750)
Sempra Energy, Strike Price USD 52.50, Expires 11/21/11	70	(13,475)
Southern Co.:
Strike Price USD 42, Expires 11/21/11	60	(7,650)
Strike Price USD 43, Expires 11/21/11	200	(8,600)
Southern Copper Corp.:
Strike Price USD 31, Expires 11/21/11	59	(5,605)
Strike Price USD 32, Expires 11/21/11	76	(4,180)
Strike Price USD 33, Expires 11/21/11	1	(30)
SPDR S&P 500 ETF Trust, Strike Price USD 123, Expires 11/21/11	290	(127,020)
Spectra Energy Corp., Strike Price USD 29, Expires 12/19/11	180	(13,050)
The Toronto-Dominion Bank:
Strike Price USD 75, Expires 12/19/11	55	(16,912)
Strike Price USD 77.50, Expires 12/19/11	55	(9,625)
Total SA - ADR, Strike Price USD 48, Expires 11/21/11	370	(181,300)
The Travelers Cos., Inc., Strike Price USD 50, Expires 11/21/11	225	(198,000)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
U.S. Bancorp, Strike Price USD 25, Expires 11/21/11	305	$(34,770)
Union Pacific Corp., Strike Price USD 97.50, Expires 12/19/11	76	(40,660)
United Parcel Service, Class B, Strike Price USD 72.50, Expires 12/19/11	120	(10,740)
United Technologies Corp., Strike Price USD 77.50, Expires 12/19/11	215	(65,575)
Verizon Communications, Inc., Strike Price USD 37, Expires 11/21/11	480	(27,360)
Vodafone Group Plc - ADR, Strike Price USD 28, Expires 12/19/11	180	(12,150)
Wal-Mart Stores, Inc., Strike Price USD 53, Expires 11/21/11	90	(34,478)
Wells Fargo & Co., Strike Price USD 28, Expires 12/08/11	870	(33,495)

Total Exchange-Traded Call Options		(2,592,939)

Over-the-Counter Call Options – (0.3)%
BHP Billiton Ltd. - ADR, Strike Price USD 78.95, Expires 12/08/11, Broker Morgan Stanley & Co., Inc.	35,000	(128,415)
Canadian National Railway Co., Strike Price USD 73.90, Expires 11/11/11, Broker Deutsche Bank Securities Corp.	17,500	(81,843)
Caterpillar, Inc., Strike Price USD 92.06, Expires 12/08/11, Broker Deutsche Bank Securities Corp.	24,500	(139,995)
CenturyLink, Inc., Strike Price USD 33.43, Expires 11/03/11, Broker Goldman Sachs & Co.	35,000	(64,050)
Chevron Corp., Strike Price USD 100, Expires 11/14/11, Broker UBS Securities LLC	36,000	(202,213)
The Chubb Corp., Strike Price USD 60.83, Expires 11/10/11, Broker Morgan Stanley & Co., Inc.	19,000	(118,180)
Diageo Plc - ADR:
Strike Price USD 86.46, Expires 11/23/11, Broker Citigroup Global Markets, Inc.	6,500	(3,143)
Strike Price USD 80.12, Expires 11/28/11, Broker Citigroup Global Markets, Inc.	6,500	(24,124)
Dominion Resources, Inc, Strike Price USD 49.53, Expires 11/10/11, Broker Banc of America Securities	22,000	(45,738)
Duke Energy Corp., Strike Price USD 19.13, Expires 11/01/11, Broker Morgan Stanley & Co., Inc.	22,800	(29,412)
E.I. du Pont de Nemours & Co.:
Strike Price USD 48.81, Expires 11/10/11, Broker Morgan Stanley & Co., Inc.	9,000	(9,385)
Strike Price USD 48.81, Expires 11/17/11, Broker Morgan Stanley & Co., Inc.	9,000	(13,020)
Enbridge, Inc., Strike Price CAD 33.02, Expires 11/07/11, Broker Banc of America Securities	42,000	(64,630)
Exxon Mobil Corp., Strike Price USD 72.11, Expires 11/11/11, Broker UBS Securities LLC	18,500	(110,630)
FirstEnergy Corp., Strike Price USD 44.82, Expires 11/11/11, Broker Morgan Stanley & Co., Inc.	9,000	(5,890)

See Notes to Financial Statements.

30	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Equity Dividend Trust (BDV)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Frontier Communications Corp., Strike Price USD 6.77, Expires 11/15/11, Broker Morgan Stanley & Co., Inc.	7,500	$(352)
General Mills, Inc., Strike Price USD 37.99, Expires 11/03/11, Broker Goldman Sachs & Co.	7,500	(4,428)
HJ Heinz Co., Strike Price USD 52.40, Expires 11/28/11, Broker UBS Securities LLC	14,000	(19,206)
Kinder Morgan, Inc., Strike Price USD 25.48, Expires 11/29/11, Broker Morgan Stanley & Co., Inc.	7,000	(21,840)
Mattel, Inc., Strike Price USD 27.15, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	21,000	(22,869)
MeadWestvaco Corp., Strike Price USD 30.03, Expires 11/14/11, Broker Morgan Stanley & Co., Inc.	26,500	(1,357)
NextEra Energy, Inc., Strike Price USD 57.42, Expires 11/01/11, Broker Morgan Stanley & Co., Inc.	15,800	(493)
Olin Corp., Strike Price USD 21, Expires 12/09/11, Broker Credit Suisse First Boston	24,000	(4,962)
PPL Corp.:
Strike Price USD 28.81, Expires 11/01/11, Broker Morgan Stanley & Co., Inc.	5,400	(3,024)
Strike Price USD 28.53, Expires 12/09/11, Broker Morgan Stanley & Co., Inc.	4,300	(4,519)
The Procter & Gamble Co., Strike Price USD 65.80, Expires 12/12/11, Broker Goldman Sachs & Co.	11,000	(5,267)
Public Service Enterprise Group, Inc., Strike Price USD 33.25, Expires 11/10/11, Broker UBS Securities LLC	21,000	(13,338)
Rio Tinto Plc - ADR, Strike Price USD 54.22, Expires 12/08/11, Broker Citigroup Global Markets, Inc.	15,000	(69,935)
Rockwell Collins, Inc., Strike Price USD 50.14, Expires 11/09/11, Broker Deutsche Bank Securities Corp.	4,500	(25,605)
The Travelers Cos., Inc., Strike Price USD 48.82, Expires 11/11/11, Broker Deutsche Bank Securities Corp.	5,000	(47,650)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
U.S. Bancorp, Strike Price USD 22.54, Expires 11/11/11, Broker Citigroup Global Markets, Inc.	25,000	$(78,200)
Unilever NV - NY Shares, Strike Price USD 31.70, Expires 11/08/11, Broker Citigroup Global Markets, Inc.	40,500	(114,696)
VF Corp., Strike Price USD 141.09, Expires 12/12/11, Broker Deutsche Bank Securities Corp.	10,000	(39,617)
Wal-Mart Stores, Inc., Strike Price USD 52.22, Expires 11/04/11, Broker Goldman Sachs & Co.	5,600	(25,200)
Weyerhaeuser Co. - REIT, Strike Price USD 17.45, Expires 12/16/11, Broker Deutsche Bank Securities Corp.	22,500	(25,311)
Windstream Corp., Strike Price USD 12.82, Expires 11/10/11, Broker Credit Suisse First Boston	28,000	(360)
Wisconsin Energy Corp., Strike Price USD 31.07, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	12,000	(16,352)

Total Over-the-Counter Call Options		(1,585,249)

Total Options Written
(Premiums Received – $3,204,761) – (0.8)%		(4,178,188)

Total Investments Net of Outstanding Options Written – 99.8%		553,281,864
Other Assets Less Liabilities – 0.2%		865,231

Net Assets – 100.0%		$554,147,095

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$565,130,139

Gross unrealized appreciation	$15,485,804
Gross unrealized depreciation	(23,155,891)

Net unrealized depreciation	$(7,670,087)

(a)	All or a portion of security has been pledged/segregated as collateral or held in connection with outstanding options written.
(b)	Represents the current yield as of report date.

(c)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at October 31, 2011	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	6,437,531	16,821,235	23,258,766	$124	$16,431

—	Foreign currency exchange contracts as of October 31, 2011 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation

USD 50,263	CAD 50,000	Citigroup Global Markets, Inc.	11/01/11	$ 100

—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	31

Schedule of Investments (concluded)	BlackRock Equity Dividend Trust (BDV)

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$530,563,236	–	–	$530,563,236
Investment Companies	3,638,050	–	–	3,638,050
Short-Term Securities	23,258,766	–	–	23,258,766

Total	$557,460,052	–	–	$557,460,052

[1]	See above Schedule of Investments for values in each industry.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	$100	–	–	$100
Liabilities:
Equity contracts	(2,282,455)	$(1,895,733)	–	(4,178,188)

Total	$(2,282,355)	$(1,895,733)	–	$(4,178,088)

[2]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

32	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments October 31, 2011	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense – 5.5%
General Dynamics Corp. (a)	84,100	$5,398,379
Honeywell International, Inc. (a)	86,100	4,511,640
Northrop Grumman Corp. (a)	84,200	4,862,550
Raytheon Co. (a)	152,100	6,721,299
Rockwell Collins, Inc.	24,200	1,351,086
United Technologies Corp. (a)	110,900	8,647,982

		31,492,936

Air Freight & Logistics – 0.8%
United Parcel Service, Class B (a)	62,900	4,418,096

Auto Components – 0.5%
Johnson Controls, Inc. (a)	85,600	2,818,808

Beverages – 2.3%
The Coca-Cola Co. (a)	112,000	7,651,840
Diageo Plc - ADR	68,100	5,644,128

		13,295,968

Capital Markets – 0.2%
The Bank of New York Mellon Corp. (a)	60,000	1,276,800

Chemicals – 3.5%
Air Products & Chemicals, Inc. (a)	17,200	1,481,608
The Dow Chemical Co. (a)	117,400	3,273,112
E.I. du Pont de Nemours & Co. (a)	191,200	9,190,984
Olin Corp.	124,500	2,348,070
Praxair, Inc. (a)	40,500	4,117,635

		20,411,409

Commercial Banks – 6.5%
Bank of Nova Scotia	111,100	5,855,112
M&T Bank Corp. (a)	17,100	1,301,481
National Bank of Canada	96,000	6,851,708
The Toronto-Dominion Bank (a)	59,200	4,456,576
U.S. Bancorp (a)	288,300	7,377,597
Wells Fargo & Co. (a)	448,800	11,628,408

		37,470,882

Consumer Finance – 1.1%
American Express Co. (a)	126,000	6,378,120

Containers & Packaging – 0.2%
Temple-Inland, Inc.	36,000	1,145,160

Diversified Financial Services – 2.8%
Bank of America Corp. (a)	441,000	3,012,030
JPMorgan Chase & Co. (a)	379,000	13,174,040

		16,186,070

Diversified Telecommunication Services – 5.5%
AT&T Inc. (a)	339,500	9,950,745
BCE, Inc. (a)	57,000	2,257,770
CenturyLink, Inc. (a)	236,700	8,346,042
Frontier Communications Corp.	38,100	238,506
Verizon Communications, Inc. (a)	248,400	9,185,832
Windstream Corp.	146,400	1,781,688

		31,760,583

Electric Utilities – 4.0%
American Electric Power Co., Inc. (a)	71,000	2,788,880
Duke Energy Corp.	119,000	2,429,980
FirstEnergy Corp.	45,200	2,032,192
ITC Holdings Corp. (a)	18,000	1,308,240
NextEra Energy, Inc.	82,200	4,636,080
Northeast Utilities (a)	68,000	2,350,760

Common Stocks	Shares	Value

Electric Utilities (concluded)
PPL Corp.	50,600	$1,486,122
The Southern Co. (a)	134,500	5,810,400

		22,842,654

Electrical Equipment – 0.3%
Rockwell Automation, Inc. (a)	25,300	1,711,545

Energy Equipment & Services – 0.6%
Schlumberger Ltd. (a)	49,100	3,607,377

Food & Staples Retailing – 0.7%
Wal-Mart Stores, Inc. (a)	76,300	4,327,736

Food Products – 4.7%
General Mills, Inc. (a)	123,500	4,758,455
HJ Heinz Co.	73,500	3,927,840
Kraft Foods, Inc., Class A (a)	163,600	5,755,448
Mead Johnson Nutrition Co. (a)	72,900	5,237,865
Unilever NV	211,400	7,299,642

		26,979,250

Hotels, Restaurants & Leisure – 1.8%
McDonald’s Corp. (a)	109,800	10,194,930

Household Products – 2.0%
Kimberly-Clark Corp. (a)	61,900	4,315,049
The Procter & Gamble Co. (a)	110,200	7,051,698

		11,366,747

Industrial Conglomerates – 2.4%
3M Co.	64,000	5,057,280
General Electric Co. (a)	517,800	8,652,438

		13,709,718

Insurance – 3.2%
Chubb Corp.	95,400	6,396,570
Prudential Financial, Inc. (a)	71,400	3,869,880
The Travelers Cos., Inc. (a)	143,200	8,355,720

		18,622,170

IT Services – 2.3%
Automatic Data Processing, Inc. (a)	29,260	1,531,176
International Business Machines Corp. (a)	62,000	11,447,060

		12,978,236

Leisure Equipment & Products – 0.5%
Mattel, Inc.	109,000	3,078,160

Machinery – 4.1%
Caterpillar, Inc.	127,200	12,015,312
Deere & Co. (a)	149,400	11,339,460

		23,354,772

Media – 1.0%
Comcast Corp., Special Class A (a)	252,500	5,807,500

Metals & Mining – 3.6%
BHP Billiton Ltd. - ADR	184,100	14,374,528
Rio Tinto Plc - ADR	76,900	4,157,214
Southern Copper Corp. (a)	68,800	2,110,784

		20,642,526

Multi-Utilities – 2.7%
Consolidated Edison, Inc. (a)	26,400	1,527,768
Dominion Resources, Inc.	114,200	5,891,578
Public Service Enterprise Group, Inc. (a)	133,300	4,492,210
Sempra Energy (a)	36,100	1,939,653

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	33

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Multi-Utilities (concluded)
Wisconsin Energy Corp.	61,800	$2,004,174

		15,855,383

Oil, Gas & Consumable Fuels – 13.9%
Chevron Corp.	186,800	19,623,340
ConocoPhillips (a)	103,000	7,173,950
Enbridge, Inc.	219,300	7,597,120
EQT Corp. (a)	71,700	4,552,950
Exxon Mobil Corp. (a)	156,600	12,228,894
Kinder Morgan, Inc. (b)	36,900	1,055,340
Marathon Oil Corp. (a)	127,200	3,311,016
Marathon Petroleum Corp. (a)	63,600	2,283,240
Murphy Oil Corp. (a)	8,400	465,108
Occidental Petroleum Corp. (a)	67,000	6,226,980
Peabody Energy Corp. (a)	23,000	997,510
Royal Dutch Shell Plc, Class A - ADR (a)	26,900	1,907,479
Spectra Energy Corp. (a)	93,300	2,671,179
Total SA - ADR (a)	191,600	10,020,680

		80,114,786

Paper & Forest Products – 0.7%
MeadWestvaco Corp.	139,000	3,879,490

Pharmaceuticals – 5.9%
Abbott Laboratories (a)	89,500	4,821,365
Bristol-Myers Squibb Co. (a)	286,500	9,050,535
Johnson & Johnson (a)	103,900	6,690,121
Merck & Co., Inc. (a)	164,000	5,658,000
Pfizer, Inc. (a)	415,400	8,000,604

		34,220,625

Real Estate Investment Trusts (REITs) – 0.4%
Weyerhaeuser Co. - REIT	116,300	2,091,074

Road & Rail – 1.9%
Canadian National Railway Co.	91,300	7,159,746
Union Pacific Corp. (a)	39,200	3,903,144

		11,062,890

Semiconductors & Semiconductor Equipment – 1.0%
Intel Corp. (a)	225,100	5,523,954

Software – 0.7%
Microsoft Corp. (a)	153,600	4,090,368

Specialty Retail – 2.1%
Home Depot, Inc. (a)	143,300	5,130,140
Limited Brands, Inc. (a)	165,600	7,072,776

		12,202,916

Textiles, Apparel & Luxury Goods – 1.3%
VF Corp.	52,500	7,256,550

Tobacco – 3.3%
Altria Group, Inc. (a)	121,000	3,333,550
Lorillard, Inc. (a)	44,000	4,869,040
Philip Morris International, Inc. (a)	151,500	10,585,305

		18,787,895

Water Utilities – 0.6%
American Water Works Co., Inc. (a)	116,700	3,562,851

Common Stocks	Shares	Value

Wireless Telecommunication Services – 0.6%
Rogers Communications, Inc., Class B	24,300	$886,185
Vodafone Group Plc - ADR (a)	92,700	2,580,768

		3,466,953

Total Common Stocks – 95.2%		547,993,888

Investment Companies – 1.2%

SPDR S&P 500 ETF Trust (a)	53,500	6,711,575

Total Long-Term Investments
(Cost – $550,621,306) – 96.4%		554,705,463

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)(d)	30,155,024	30,155,024

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.20% (c)(d)(e)	$ 446	446,250

Total Short-Term Securities
(Cost – $30,601,274) – 5.3%		30,601,274

Total Investments Before Outstanding Options Written
(Cost – $581,222,580*) – 101.7%		585,306,737

Options Written	Contracts

Exchange-Traded Call Options – (1.2)%
3M Co., Strike Price USD 85, Expires 11/21/11	350	(5,425)
Abbott Laboratories, Strike Price USD 52.50, Expires 11/21/11	495	(88,358)
Air Products & Chemicals, Inc., Strike Price USD 85, Expires 11/21/11	95	(28,262)
Altria Group, Inc., Strike Price USD 27.50, Expires 11/01/11	670	(7,754)
American Electric Power Co., Inc., Strike Price USD 38, Expires 11/21/11	390	(55,575)
American Express Co., Strike Price USD 49, Expires 12/08/11	695	(209,269)
American Water Works Co., Inc., Strike Price USD 30, Expires 11/21/11	645	(64,500)
AT&T Inc., Strike Price USD 30, Expires 11/21/11	2,045	(39,878)
Automatic Data Processing, Inc., Strike Price USD 51.25, Expires 11/21/11	160	(24,285)

See Notes to Financial Statements.

34	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
Bank of America Corp.:
Strike Price USD 10, Expires 11/21/11	615	$(922)
Strike Price USD 7.50, Expires 12/07/11	905	(22,038)
The Bank of New York Mellon Corp.:
Strike Price USD 22, Expires 11/21/11	300	(13,650)
Strike Price USD 23, Expires 12/19/11	30	(1,455)
Bank of Nova Scotia, Strike Price CAD 54, Expires 12/19/11	610	(48,959)
BCE, Inc., Strike Price USD 40, Expires 11/21/11	313	(17,998)
Bristol-Myers Squibb Co.:
Strike Price USD 31, Expires 11/21/11	770	(75,845)
Strike Price USD 33, Expires 11/21/11	805	(10,062)
CenturyLink, Inc., Strike Price USD 36, Expires 11/21/11	580	(20,300)
The Coca-Cola Co., Strike Price USD 69.25, Expires 12/07/11	615	(53,295)
Comcast Corp., Special Class A:
Strike Price USD 23, Expires 11/21/11	1,180	(88,500)
Strike Price USD 24.75, Expires 12/07/11	210	(4,482)
ConocoPhillips:
Strike Price USD 70, Expires 11/21/11	350	(55,650)
Strike Price USD 72.50, Expires 11/21/11	350	(19,950)
Consolidated Edison, Inc., Strike Price USD 56.25, Expires 11/04/11	145	(24,215)
Deere & Co.:
Strike Price USD 80, Expires 11/21/11	410	(33,210)
Strike Price USD 82.50, Expires 11/21/11	410	(12,300)
The Dow Chemical Co.:
Strike Price USD 29, Expires 11/04/11	420	(5,195)
Strike Price USD 29, Expires 12/19/11	235	(28,082)
E.I. du Pont de Nemours & Co.:
Strike Price USD 46, Expires 11/21/11	245	(62,965)
Strike Price USD 47, Expires 12/19/11	250	(61,500)
EQT Corp.:
Strike Price USD 60, Expires 11/21/11	270	(128,250)
Strike Price USD 70, Expires 12/19/11	125	(19,062)
Exxon Mobil Corp.:
Strike Price USD 75, Expires 11/21/11	360	(131,400)
Strike Price USD 80, Expires 12/19/11	227	(35,866)
General Dynamics Corp., Strike Price USD 62.50, Expires 11/21/11	462	(130,515)
General Electric Co.:
Strike Price USD 17, Expires 11/21/11	1,550	(48,050)
Strike Price USD 17, Expires 12/19/11	810	(44,955)
General Mills, Inc.:
Strike Price USD 38.50, Expires 11/11/11	330	(15,470)
Strike Price USD 40, Expires 12/19/11	140	(5,810)
Home Depot, Inc.:
Strike Price USD 36, Expires 11/21/11	725	(58,000)
Strike Price USD 38, Expires 12/19/11	62	(2,387)
Honeywell International, Inc., Strike Price USD 49, Expires 11/21/11	473	(184,470)
Intel Corp., Strike Price USD 25, Expires 12/19/11	1,240	(72,540)
International Business Machines Corp., Strike Price USD 175, Expires 11/21/11	341	(358,050)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
ITC Holdings Corp., Strike Price USD 72.50, Expires 12/02/11	100	$(13,147)
Johnson & Johnson:
Strike Price USD 65.35, Expires 11/01/11	25	(30)
Strike Price USD 65, Expires 11/21/11	525	(40,425)
Strike Price USD 65, Expires 12/19/11	25	(2,775)
Johnson Controls, Inc., Strike Price USD 33, Expires 12/19/11	470	(79,900)
JPMorgan Chase & Co.:
Strike Price USD 35, Expires 11/21/11	700	(82,250)
Strike Price USD 36, Expires 12/19/11	1,400	(190,400)
Kimberly-Clark Corp., Strike Price USD 70, Expires 11/21/11	340	(29,750)
Kraft Foods, Inc., Class A:
Strike Price USD 35, Expires 11/21/11	76	(5,624)
Strike Price USD 36, Expires 11/21/11	76	(1,938)
Strike Price USD 35, Expires 12/19/11	750	(76,125)
Limited Brands, Inc.:
Strike Price USD 39, Expires 11/21/11	100	(42,500)
Strike Price USD 45, Expires 12/19/11	810	(93,150)
Lorillard, Inc., Strike Price USD 115, Expires 11/21/11	242	(43,681)
M&T Bank Corp., Strike Price USD 80, Expires 1/23/12	95	(29,450)
Marathon Oil Corp., Strike Price USD 27, Expires 11/21/11	700	(39,900)
Marathon Petroleum Corp., Strike Price USD 35, Expires 11/21/11	350	(78,750)
McDonald’s Corp., Strike Price USD 92.50, Expires 12/19/11	605	(135,822)
Mead Johnson Nutrition Co., Strike Price USD 75, Expires 12/19/11	400	(64,800)
Merck & Co., Inc.:
Strike Price USD 33, Expires 11/21/11	480	(85,440)
Strike Price USD 33.50, Expires 12/07/11	425	(62,969)
Microsoft Corp.:
Strike Price USD 28, Expires 11/21/11	625	(5,938)
Strike Price USD 28, Expires 12/19/11	220	(5,940)
Murphy Oil Corp., Strike Price USD 57.50, Expires 12/19/11	46	(10,465)
National Bank of Canada, Strike Price CAD 73, Expires 12/19/11	530	(73,113)
Northeast Utilities, Strike Price USD 35.50, Expires 11/11/11	375	(13,169)
Northrop Grumman Corp., Strike Price USD 57.50, Expires 12/19/11	465	(96,488)
Occidental Petroleum Corp.:
Strike Price USD 90, Expires 11/21/11	45	(22,500)
Strike Price USD 90, Expires 12/07/11	325	(196,724)
Peabody Energy Corp., Strike Price USD 49, Expires 11/21/11	125	(3,438)
Pfizer, Inc.:
Strike Price USD 18, Expires 11/21/11	415	(55,402)
Strike Price USD 19, Expires 11/21/11	415	(23,032)
Strike Price USD 19, Expires 12/19/11	735	(54,758)
Strike Price USD 20, Expires 12/19/11	735	(23,520)
Philip Morris International, Inc., Strike Price USD 70, Expires 12/19/11	835	(167,000)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	35

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
Praxair, Inc., Strike Price USD 105, Expires 12/19/11	145	$(34,438)
The Procter & Gamble Co., Strike Price USD 65, Expires 11/21/11	295	(13,275)
Prudential Financial, Inc., Strike Price USD 57.50, Expires 12/19/11	392	(64,092)
Public Service Enterprise Group, Inc., Strike Price USD 35, Expires 12/19/11	135	(5,400)
Raytheon Co., Strike Price USD 45, Expires 12/19/11	835	(90,180)
Rockwell Automation, Inc., Strike Price USD 70, Expires 12/19/11	140	(44,100)
Rogers Communications, Inc., Class B, Strike Price CAD 38, Expires 1/23/12	133	(5,738)
Royal Dutch Shell Plc, Class A - ADR, Strike Price USD 65, Expires 11/21/11	150	(100,500)
Schlumberger Ltd.:
Strike Price USD 72.50, Expires 12/19/11	135	(62,775)
Strike Price USD 75, Expires 12/19/11	135	(45,225)
Sempra Energy, Strike Price USD 52.50, Expires 11/21/11	200	(38,500)
Southern Co.:
Strike Price USD 42, Expires 11/21/11	180	(22,950)
Strike Price USD 43, Expires 11/21/11	560	(24,080)
Southern Copper Corp.:
Strike Price USD 31, Expires 11/21/11	171	(16,245)
Strike Price USD 32, Expires 11/21/11	207	(11,385)
Strike Price USD 33, Expires 11/21/11	1	(30)
SPDR S&P 500 ETF Trust, Strike Price USD 123, Expires 11/21/11	535	(234,329)
Spectra Energy Corp., Strike Price USD 29, Expires 12/19/11	513	(37,192)
The Toronto-Dominion Bank:
Strike Price USD 75, Expires 12/19/11	165	(50,738)
Strike Price USD 77.50, Expires 12/19/11	165	(28,875)
Total SA - ADR, Strike Price USD 48, Expires 11/21/11	1,055	(516,950)
The Travelers Cos., Inc., Strike Price USD 50, Expires 11/21/11	640	(563,200)
U.S. Bancorp, Strike Price USD 25, Expires 11/21/11	855	(97,470)
Union Pacific Corp., Strike Price USD 97.50, Expires 12/19/11	215	(115,025)
United Parcel Service, Class B, Strike Price USD 72.50, Expires 12/19/11	345	(30,878)
United Technologies Corp., Strike Price USD 77.50, Expires 12/19/11	610	(186,050)
Verizon Communications, Inc., Strike Price USD 37, Expires 11/21/11	1,370	(78,090)
Vodafone Group Plc - ADR, Strike Price USD 28, Expires 12/19/11	510	(34,425)
Wal-Mart Stores, Inc., Strike Price USD 53, Expires 11/21/11	45	(17,239)
Wells Fargo & Co., Strike Price USD 28, Expires 12/08/11	2,470	(95,095)

Total Exchange-Traded Call Options		(7,033,486)

Over-the-Counter Call Options – (0.8)%
BHP Billiton Ltd. - ADR, Strike Price USD 78.95, Expires 12/08/11, Broker Morgan Stanley & Co., Inc.	101,000	(370,570)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Canadian National Railway Co., Strike Price USD 73.90, Expires 11/11/11, Broker Deutsche Bank Securities Corp.	50,000	$ (233,837)
Caterpillar, Inc., Strike Price USD 92.06, Expires 12/08/11, Broker Deutsche Bank Securities Corp.	70,000	(399,986)
CenturyLink, Inc., Strike Price USD 33.43, Expires 11/03/11, Broker Goldman Sachs & Co.	72,000	(131,760)
Chevron Corp., Strike Price USD 100, Expires 11/14/11, Broker UBS Securities LLC	102,500	(575,746)
Chubb Corp., Strike Price USD 60.83, Expires 11/10/11, Broker Morgan Stanley & Co., Inc.	52,500	(326,550)
Diageo Plc - ADR:
Strike Price USD 86.46, Expires 11/23/11, Broker Citigroup Global Markets, Inc.	18,000	(8,703)
Strike Price USD 80.12, Expires 11/28/11, Broker Citigroup Global Markets, Inc.	19,500	(72,373)
Dominion Resources, Inc, Strike Price USD 49.53, Expires 11/10/11, Broker Banc of America Securities	63,000	(130,976)
Duke Energy Corp., Strike Price USD 19.13, Expires 11/01/11, Broker Morgan Stanley & Co., Inc.	65,500	(84,495)
E.I. du Pont de Nemours & Co.:
Strike Price USD 48.81, Expires 11/10/11, Broker Morgan Stanley & Co., Inc.	28,000	(29,199)
Strike Price USD 48.81, Expires 11/17/11, Broker Morgan Stanley & Co., Inc.	28,000	(40,505)
Enbridge, Inc., Strike Price CAD 33.02, Expires 11/07/11, Broker Banc of America Securities	120,500	(185,427)
Exxon Mobil Corp., Strike Price USD 72.11, Expires 11/11/11, Broker UBS Securities LLC	27,500	(164,450)
FirstEnergy Corp., Strike Price USD 44.82, Expires 11/11/11, Broker Morgan Stanley & Co., Inc.	25,000	(16,362)
Frontier Communications Corp., Strike Price USD 6.77, Expires 11/15/11, Broker Morgan Stanley & Co., Inc.	21,000	(986)
General Electric Co., Strike Price USD 16.25, Expires 11/11/11, Broker Goldman Sachs & Co.	49,000	(30,544)
General Mills, Inc., Strike Price USD 37.99, Expires 11/03/11, Broker Goldman Sachs & Co.	20,600	(12,161)
HJ Heinz Co., Strike Price USD 52.40, Expires 11/28/11, Broker UBS Securities LLC	40,500	(55,559)
Kinder Morgan, Inc., Strike Price USD 25.48, Expires 11/29/11, Broker Morgan Stanley & Co., Inc.	20,000	(62,400)
Mattel, Inc., Strike Price USD 27.15, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	60,000	(65,340)
MeadWestvaco Corp., Strike Price USD 30.03, Expires 11/14/11, Broker Morgan Stanley & Co., Inc.	76,500	(3,917)

See Notes to Financial Statements.

36	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
NextEra Energy, Inc., Strike Price USD 57.42, Expires 11/01/11, Broker Morgan Stanley & Co., Inc.	45,200	$(1,411)
Olin Corp., Strike Price USD 21, Expires 12/09/11, Broker Credit Suisse First Boston	68,500	(14,164)
PPL Corp.:
Strike Price USD 28.81, Expires 11/01/11, Broker Morgan Stanley & Co., Inc.	15,200	(8,512)
Strike Price USD 28.53, Expires 12/09/11, Broker Morgan Stanley & Co., Inc.	12,500	(13,137)
Praxair, Inc., Strike Price USD 101.49, Expires 11/15/11, Broker Banc of America Securities	8,000	(19,734)
The Procter & Gamble Co., Strike Price USD 65.80, Expires 12/12/11, Broker Goldman Sachs & Co.	31,000	(14,843)
Public Service Enterprise Group, Inc., Strike Price USD 33.25, Expires 11/10/11, Broker UBS Securities LLC	60,000	(38,108)
Rio Tinto Plc - ADR, Strike Price USD 54.22, Expires 12/08/11, Broker Citigroup Global Markets, Inc.	43,000	(200,479)
Rockwell Collins, Inc., Strike Price USD 50.14, Expires 11/09/11, Broker Deutsche Bank Securities Corp.	13,500	(76,815)
The Travelers Cos., Inc., Strike Price USD 48.82, Expires 11/11/11, Broker Deutsche Bank Securities Corp.	15,000	(142,950)
U.S. Bancorp, Strike Price USD 22.54, Expires 11/11/11, Broker Citigroup Global Markets, Inc.	73,000	(228,345)
Unilever NV - NY Shares, Strike Price USD 31.70, Expires 11/08/11, Broker Citigroup Global Markets, Inc.	116,500	(329,928)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
VF Corp., Strike Price USD 141.09, Expires 12/12/11, Broker Deutsche Bank Securities Corp.	29,000	$(114,889)
Wal-Mart Stores, Inc., Strike Price USD 52.22, Expires 11/04/11, Broker Goldman Sachs & Co.	37,500	(168,750)
Weyerhaeuser Co. - REIT, Strike Price USD 17.45, Expires 12/16/11, Broker Deutsche Bank Securities Corp.	64,000	(71,997)
Windstream Corp., Strike Price USD 12.82, Expires 11/10/11, Broker Credit Suisse First Boston	80,000	(1,028)
Wisconsin Energy Corp., Strike Price USD 31.07, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	34,000	(46,342)

Total Over-the-Counter Call Options		(4,493,278)

Total Options Written
(Premiums Received – $8,947,908) – (2.0)%		(11,526,764)

Total Investments Net of Outstanding Options Written – 99.7%		573,779,973
Other Assets Less Liabilities – 0.3%		1,932,154

Net Assets – 100.0%		$575,712,127

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$600,633,846

Gross unrealized appreciation	$25,090,743
Gross unrealized depreciation	(40,417,852)

Net unrealized depreciation	$(15,327,109)

(a)	All or a portion of security has been pledged/segregated as collateral or held in connection with outstanding options written.
(b)	Security, or a portion of security, is on loan.
(c)	Represents the current yield as of report date.

(d)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2010	Net Activity	Shares/ Beneficial Interest Held at October 31, 2011	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	10,960,825	19,194,199	30,155,024	$255	$27,692
BlackRock Liquidity Series, LLC Money Market Series	–	$446,250	$446,250	–	$9,119

(e)	Security was purchased with the cash collateral from loaned securities.

—	Foreign currency exchange contracts as of October 31, 2011 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation

USD 52,273	CAD 52,000	Citigroup Global Markets, Inc.	11/01/11	$ 104

—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	37

Schedule of Investments (concluded)	BlackRock Enhanced Equity Dividend Trust (BDJ)

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$547,993,888	–	–	$547,993,888
Investment Companies	6,711,575	–	–	6,711,575
Short-Term Securities	30,155,024	$446,250	–	30,601,274

Total	$584,860,487	$446,250	–	$585,306,737

[1]	See above Schedule of Investments for values in each industry.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	$104	–	–	$104
Liabilities:
Equity contracts	(6,269,110)	$(5,257,654)	–	(11,526,764)

Total	$(6,269,006)	$(5,257,654)	–	$(11,526,660)

[2]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

38	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments October 31, 2011	BlackRock Strategic Equity Dividend Trust (BDT)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Building Products – 1.5%
AO Smith Corp. (a)	52,550	$1,952,758
Fortune Brands Home and Security, Inc. (b)	29,000	421,370
Masco Corp. (a)	237,800	2,282,880

		4,657,008

Capital Markets – 2.1%
Eaton Vance Corp.	165,500	4,350,995
Federated Investors, Inc., Class B (a)	107,046	2,091,679

		6,442,674

Chemicals – 1.7%
RPM International, Inc. (a)	151,400	3,401,958
Stepan Co.	23,350	1,804,722

		5,206,680

Commercial Banks – 7.6%
BancFirst Corp.	28,600	1,106,820
BancorpSouth, Inc. (a)	120,500	1,177,285
Bank of Hawaii Corp.	99,600	4,206,108
Bank of the Ozarks, Inc.	87,000	2,163,690
Chemical Financial Corp.	56,145	1,130,199
Community Bank System, Inc. (a)	67,600	1,727,856
Community Trust Bancorp, Inc.	39,800	1,127,534
Cullen/Frost Bankers, Inc.	94,500	4,634,280
Iberiabank Corp. (a)	23,800	1,230,936
S&T Bancorp, Inc. (a)	31,000	578,770
Trustmark Corp. (a)	60,200	1,332,828
Valley National Bancorp (a)	131,215	1,574,580
WesBanco, Inc.	59,000	1,171,740

		23,162,626

Commercial Services & Supplies – 4.0%
ABM Industries, Inc. (a)	131,300	2,654,886
Avery Dennison Corp.	76,941	2,046,631
McGrath Rentcorp	50,561	1,350,990
Mine Safety Appliances Co. (a)	57,700	1,935,835
Pitney Bowes, Inc. (a)	205,200	4,181,976

		12,170,318

Computers & Peripherals – 0.9%
Diebold, Inc. (a)	86,400	2,788,992

Construction Materials – 1.9%
Martin Marietta Materials, Inc. (a)	43,400	3,132,178
Vulcan Materials Co. (a)	81,100	2,537,619

		5,669,797

Containers & Packaging – 2.4%
Bemis Co., Inc. (a)	95,300	2,678,883
Myers Industries, Inc. (a)	108,348	1,324,013
Sonoco Products Co. (a)	100,800	3,164,112

		7,167,008

Distributors – 1.6%
Fastenal Co. (a)	80,100	3,051,009
Genuine Parts Co. (a)	33,200	1,906,676

		4,957,685

Diversified Consumer Services – 1.6%
H&R Block, Inc. (a)	316,421	4,838,077

Diversified Telecommunication Services – 0.9%
CenturyLink, Inc.	79,100	2,789,066

Electric Utilities – 2.8%
MGE Energy, Inc.	40,371	1,761,790
Northeast Utilities	163,000	5,634,910

Common Stocks	Shares	Value

Electric Utilities (concluded)
Otter Tail Corp. (a)	56,461	$1,095,908

		8,492,608

Electrical Equipment – 3.0%
Brady Corp., Class A	109,300	3,357,696
Roper Industries, Inc. (a)	69,400	5,628,340

		8,986,036

Energy Equipment & Services – 1.1%
Helmerich & Payne, Inc. (a)	63,200	3,360,976

Food & Staples Retailing – 1.4%
Casey’s General Stores, Inc. (a)	37,200	1,843,260
SUPERVALU, Inc. (a)	323,100	2,591,262

		4,434,522

Food Products – 6.3%
Beam, Inc. (b)	29,000	1,433,470
Hormel Foods Corp. (a)	275,200	8,110,144
The J.M. Smucker Co. (a)	37,105	2,857,827
Lancaster Colony Corp. (a)	46,500	3,093,180
McCormick & Co., Inc. (a)	74,300	3,608,008

		19,102,629

Gas Utilities – 11.1%
Atmos Energy Corp.	92,000	3,157,440
Energen Corp. (a)	61,700	3,027,002
National Fuel Gas Co. (a)	64,700	3,965,463
New Jersey Resources Corp.	121,500	5,712,930
Northwest Natural Gas Co. (a)	80,400	3,756,288
Piedmont Natural Gas Co., Inc.	98,300	3,213,427
South Jersey Industries, Inc. (a)	78,000	4,392,180
UGI Corp. (a)	105,000	3,010,350
WGL Holdings, Inc.	79,400	3,399,114

		33,634,194

Health Care Equipment & Supplies – 1.4%
Meridian Bioscience, Inc. (a)	63,500	1,156,970
Teleflex, Inc.	51,600	3,088,776

		4,245,746

Household Durables – 3.3%
Leggett & Platt, Inc. (a)	142,033	3,110,523
Stanley Black & Decker, Inc. (a)	107,400	6,857,490

		9,968,013

Industrial Conglomerates – 0.8%
Raven Industries, Inc.	41,300	2,478,413

Insurance – 6.8%
Arthur J. Gallagher & Co.	104,900	3,241,410
Cincinnati Financial Corp.	186,642	5,401,420
Erie Indemnity Co., Class A	64,700	5,108,065
Harleysville Group, Inc.	37,700	2,215,252
Mercury General Corp.	57,300	2,481,090
Old Republic International Corp. (a)	233,100	2,060,604

		20,507,841

Leisure Equipment & Products – 2.5%
Polaris Industries, Inc. (a)	121,000	7,664,140

Machinery – 5.5%
Badger Meter, Inc.	59,000	1,931,660
Dover Corp. (a)	55,500	3,081,915
Graco, Inc. (a)	41,400	1,777,716
NACCO Industries, Inc., Class A	26,200	2,151,020
Pentair, Inc. (a)	146,800	5,277,460

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	39

Schedule of Investments (continued)	BlackRock Strategic Equity Dividend Trust (BDT)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Machinery (concluded)
Tennant Co. (a)	61,302	$2,371,774

		16,591,545

Media – 0.4%
Meredith Corp. (a)	43,300	1,161,739

Multiline Retail – 1.0%
Family Dollar Stores, Inc. (a)	51,200	3,001,856

Multi-Utilities – 6.3%
Black Hills Corp. (a)	57,200	1,928,212
Integrys Energy Group, Inc.	76,800	4,063,488
MDU Resources Group, Inc.	187,100	3,856,131
NSTAR (a)	137,000	6,177,330
Vectren Corp.	107,500	3,050,850

		19,076,011

Real Estate Investment Trusts (REITs) – 9.6%
Federal Realty Investment Trust (a)	36,900	3,275,244
Getty Realty Corp. (a)	90,800	1,447,352
Home Properties, Inc.	86,300	5,083,070
Liberty Property Trust (a)	62,400	1,996,800
National Retail Properties, Inc.	88,800	2,419,800
Realty Income Corp.	70,318	2,349,324
Sovran Self Storage, Inc. (a)	37,680	1,665,456
Tanger Factory Outlet Centers (a)	66,100	1,861,376
UDR, Inc.	144,700	3,607,371
Universal Health Realty Income Trust	34,125	1,295,726
Washington REIT (a)	63,300	1,833,168
Weingarten Realty Investors	94,600	2,195,666

		29,030,353

Semiconductors & Semiconductor Equipment – 1.6%
Linear Technology Corp. (a)	147,200	4,756,032

Tobacco – 2.2%
Universal Corp. (a)	71,500	3,061,630
Vector Group Ltd.	199,710	3,508,905

		6,570,535

Water Utilities – 3.3%
American States Water Co. (a)	31,925	1,115,460
Aqua America, Inc. (a)	238,500	5,292,315
California Water Service Group	64,918	1,205,527
Middlesex Water Co.	66,600	1,262,070
SJW Corp.	44,100	1,026,647

		9,902,019

Total Long-Term Investments
(Cost – $291,273,028) – 96.6%		292,815,139

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)(d)	12,976,225	12,976,225

Total Short-Term Securities
(Cost – $12,976,225) – 4.3%		12,976,225

Total Investments Before Outstanding Options Written
(Cost – $304,249,253*) – 100.9%		305,791,364

Options Written	Contracts	Value

Exchange-Traded Call Options – (0.6)%
ABM Industries, Inc., Strike Price USD 20, Expires 1/23/12	260	$ (65,650)
American States Water Co., Strike Price USD 36, Expires 12/19/11	64	(4,581)
AO Smith Corp., Strike Price USD 40, Expires 12/19/11	105	(9,450)
Aqua America, Inc., Strike Price USD 22.50, Expires 11/01/11	170	(74)
BancorpSouth, Inc., Strike Price USD 10, Expires 11/21/11	240	(9,000)
Bemis Co., Inc., Strike Price USD 30, Expires 11/21/11	190	(2,375)
Black Hills Corp., Strike Price USD 32.50, Expires 11/15/11	115	(18,729)
Casey’s General Stores, Inc., Strike Price USD 50, Expires 12/19/11	75	(15,375)
Community Bank System, Inc., Strike Price USD 25, Expires 11/21/11	135	(15,525)
Diebold, Inc., Strike Price USD 30, Expires 11/21/11	170	(42,075)
Dover Corp., Strike Price USD 55, Expires 12/19/11	110	(34,650)
Energen Corp., Strike Price USD 50, Expires 1/23/12	125	(48,750)
Family Dollar Stores, Inc., Strike Price USD 60, Expires 1/23/12	100	(22,500)
Fastenal Co., Strike Price USD 37.50, Expires 11/21/11	160	(23,600)
Federal Realty Investment Trust - REIT, Strike Price USD 90, Expires 11/21/11	75	(15,562)
Federated Investors, Inc., Class B, Strike Price USD 17.50, Expires 11/21/11	215	(46,225)
Fortune Brands, Inc., Strike Price USD 57.50, Expires 11/21/11	58	(42,050)
Genuine Parts Co., Strike Price USD 55, Expires 11/21/11	65	(22,588)
Getty Realty Corp., Strike Price USD 17.50, Expires 12/19/11	180	(8,100)
Graco, Inc., Strike Price USD 35, Expires 11/21/11	80	(64,800)
H&R Block, Inc.:
Strike Price USD 15, Expires 11/21/11	316	(19,750)
Strike Price USD 16, Expires 11/21/11	316	(3,950)
Helmerich & Payne, Inc., Strike Price USD 57.50, Expires 11/21/11	125	(14,062)
Hormel Foods Corp., Strike Price USD 30, Expires 12/19/11	550	(39,875)
Iberiabank Corp., Strike Price USD 50, Expires 11/21/11	48	(14,640)
The J.M. Smucker Co., Strike Price USD 80, Expires 1/23/12	74	(11,285)
Lancaster Colony Corp., Strike Price USD 65, Expires 12/19/11	95	(28,025)
Leggett & Platt, Inc., Strike Price USD 22.50, Expires 12/19/11	280	(23,100)
Liberty Property Trust - REIT, Strike Price USD 30, Expires 11/21/11	125	(27,500)
Linear Technology Corp., Strike Price USD 33, Expires 1/23/12	295	(40,562)
Martin Marietta Materials, Inc., Strike Price USD 70, Expires 11/21/11	87	(36,975)

See Notes to Financial Statements.

40	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Strategic Equity Dividend Trust (BDT)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
Masco Corp.:
Strike Price USD 8, Expires 11/21/11	241	$(40,368)
Strike Price USD 10, Expires 12/19/11	235	(12,925)
McCormick & Co., Inc., Strike Price USD 50, Expires 11/21/11	150	(8,625)
Meredith Corp., Strike Price USD 25, Expires 11/21/11	87	(19,358)
Meridian Bioscience, Inc., Strike Price USD 17.50, Expires 1/23/12	127	(21,590)
Mine Safety Appliances Co., Strike Price USD 30, Expires 12/19/11	115	(50,600)
Myers Industries, Inc., Strike Price USD 12.50, Expires 12/19/11	217	(10,850)
National Fuel Gas Co., Strike Price USD 60, Expires 1/23/12	130	(59,150)
Northwest Natural Gas Co., Strike Price USD 45, Expires 12/19/11	160	(42,800)
NSTAR, Strike Price USD 45, Expires 11/21/11	140	(15,750)
Old Republic International Corp., Strike Price USD 10, Expires 11/21/11	465	(4,650)
Otter Tail Corp., Strike Price USD 20, Expires 12/19/11	110	(4,675)
Pentair, Inc., Strike Price USD 35, Expires 11/21/11	290	(57,275)
Pitney Bowes, Inc., Strike Price USD 21, Expires 12/19/11	410	(16,400)
Polaris Industries, Inc., Strike Price USD 60, Expires 12/19/11	240	(141,600)
Roper Industries, Inc., Strike Price USD 80, Expires 11/21/11	140	(40,600)
RPM International, Inc., Strike Price USD 20, Expires 11/21/11	300	(82,500)
S&T Bancorp, Inc., Strike Price USD 20, Expires 1/23/12	62	(7,440)
Sonoco Products Co., Strike Price USD 30, Expires 1/23/12	200	(43,500)
South Jersey Industries, Inc., Strike Price USD 55, Expires 12/19/11	156	(41,340)
Sovran Self Storage, Inc., Strike Price USD 40, Expires 12/19/11	11	(4,895)
Stanley Black & Decker, Inc., Strike Price USD 65, Expires 1/23/12	215	(83,850)
SUPERVALU, Inc., Strike Price USD 8.25, Expires 11/11/11	320	(8,644)
Tanger Factory Outlet Centers, Strike Price USD 28, Expires 11/01/11	135	(3,140)
Tennant Co., Strike Price USD 40, Expires 1/23/12	125	(30,000)
Trustmark Corp., Strike Price USD 20, Expires 11/21/11	120	(30,600)
UGI Corp., Strike Price USD 28.25, Expires 12/01/11	210	(16,598)
Universal Corp., Strike Price USD 40, Expires 11/21/11	143	(50,050)
Valley National Bancorp, Strike Price USD 13, Expires 12/19/11	260	(3,900)
Vulcan Materials Co., Strike Price USD 36, Expires 11/21/11	160	(7,200)
Washington REIT, Strike Price USD 30, Expires 12/19/11	126	(6,575)

Total Exchange-Traded Call Options		(1,738,831)

Options Written	Contracts	Value

Over-the-Counter Call Options – (0.4)%
Aqua America, Inc.:
Strike Price USD 21.96, Expires 11/08/11, Broker Banc of America Securities	15,500	$(5,276)
Strike Price USD 21.99, Expires 11/15/11, Broker Banc of America Securities	15,200	(5,921)
Arthur J. Gallagher & Co., Strike Price USD 31.45, Expires 1/04/12, Broker UBS Securities LLC	21,000	(18,242)
Atmos Energy Corp., Strike Price USD 35.48, Expires 11/15/11, Broker Morgan Stanley & Co., Inc.	18,500	(10,729)
Avery Dennison Corp., Strike Price USD 26.48, Expires 11/29/11, Broker Morgan Stanley & Co., Inc.	15,500	(24,006)
Badger Meter, Inc., Strike Price USD 32.47, Expires 11/29/11, Broker UBS Securities LLC	12,000	(29,228)
BancFirst Corp., Strike Price USD 32.78, Expires 11/29/11, Broker Citigroup Global Markets, Inc.	5,700	(35,476)
Bank of Hawaii Corp., Strike Price USD 41.80, Expires 11/10/11, Broker Banc of America Securities	20,000	(20,387)
Bank of the Ozarks, Inc., Strike Price USD 23.56, Expires 11/14/11, Broker UBS Securities LLC	17,400	(28,884)
Brady Corp., Class A, Strike Price USD 30.40, Expires 11/10/11, Broker Morgan Stanley & Co., Inc.	21,900	(26,883)
California Water Service Group:
Strike Price USD 18.38, Expires 11/14/11, Broker Morgan Stanley & Co., Inc.	6,000	(3,668)
Strike Price USD 19.08, Expires 11/14/11, Broker Credit Suisse First Boston	7,000	(2,150)
CenturyLink, Inc., Strike Price USD 33.43, Expires 11/03/11, Broker Goldman Sachs & Co.	16,000	(29,280)
Chemical Financial Corp., Strike Price USD 17.05, Expires 11/14/11, Broker Banc of America Securities	11,000	(34,607)
Cincinnati Financial Corp., Strike Price USD 27.19, Expires 11/03/11, Broker Banc of America Securities	37,500	(65,588)
Community Trust Bancorp, Inc., Strike Price USD 28.53, Expires 1/04/12, Broker Goldman Sachs & Co.	8,000	(18,400)
Cullen/Frost Bankers, Inc., Strike Price USD 48.96, Expires 12/09/11, Broker UBS Securities LLC	19,000	(28,675)
Eaton Vance Corp., Strike Price USD 22.35, Expires 11/07/11, Broker Credit Suisse First Boston	33,000	(130,584)
Erie Indemnity Co., Class A, Strike Price USD 70.86, Expires 11/30/11, Broker Citigroup Global Markets, Inc.	13,000	(112,571)
Home Properties, Inc., Strike Price USD 64.26, Expires 11/08/11, Broker Citigroup Global Markets, Inc.	17,000	(3,117)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	41

Schedule of Investments (continued)	BlackRock Strategic Equity Dividend Trust (BDT)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Integrys Energy Group, Inc., Strike Price USD 53.58, Expires 12/16/11, Broker Morgan Stanley & Co., Inc.	15,500	$(12,124)
McGrath Rentcorp, Strike Price USD 27.57, Expires 1/10/12, Broker Deutsche Bank Securities Corp.	10,000	(20,232)
MDU Resources Group, Inc., Strike Price USD 20.81, Expires 11/28/11, Broker Deutsche Bank Securities Corp.	37,500	(26,172)
Mercury General Corp., Strike Price USD 39.37, Expires 11/15/11, Broker Goldman Sachs & Co.	11,500	(45,195)
MGE Energy, Inc., Strike Price USD 42.70, Expires 12/01/11, Broker Citigroup Global Markets, Inc.	8,000	(16,192)
Middlesex Water Co., Strike Price USD 18.11, Expires 12/13/11, Broker Goldman Sachs & Co.	13,300	(18,088)
NACCO Industries, Inc., Class A, Strike Price USD 72.27, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	5,200	(51,132)
National Retail Properties, Inc., Strike Price USD 26.29, Expires 12/15/11, Broker Deutsche Bank Securities Corp.	17,800	(21,621)
New Jersey Resources Corp.:
Strike Price USD 46.26, Expires 11/15/11, Broker Morgan Stanley & Co., Inc.	10,000	(18,484)
Strike Price USD 48.73, Expires 1/10/12, Broker Deutsche Bank Securities Corp.	14,300	(34,079)
Northeast Utilities, Strike Price USD 34.10, Expires 11/11/11, Broker Deutsche Bank Securities Corp.	32,600	(31,211)
NSTAR, Strike Price USD 46.38, Expires 11/28/11, Broker Citigroup Global Markets, Inc.	13,500	(14,760)
Piedmont Natural Gas Co., Inc., Strike Price USD 32.53, Expires 12/16/11, Broker Citigroup Global Markets, Inc.	19,500	(29,667)
Raven Industries, Inc., Strike Price USD 50.01, Expires 11/14/11, Broker UBS Securities LLC	8,300	(85,342)
Realty Income Corp., Strike Price USD 35.06, Expires 11/14/11, Broker Credit Suisse First Boston	14,000	(683)
SJW Corp., Strike Price USD 22.15, Expires 11/01/11, Broker Morgan Stanley & Co., Inc.	8,800	(9,952)
Sovran Self Storage, Inc., Strike Price USD 42.64, Expires 12/09/11, Broker Deutsche Bank Securities Corp.	6,500	(14,798)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Stepan Co., Strike Price USD 73.54, Expires 11/14/11, Broker Morgan Stanley & Co., Inc.	4,600	$(23,127)
SUPERVALU, Inc., Strike Price USD 8.29, Expires 11/11/11, Broker Citigroup Global Markets, Inc.	32,000	(8,229)
Teleflex, Inc., Strike Price USD 54.19, Expires 11/11/11, Broker Citigroup Global Markets, Inc.	10,300	(59,431)
UDR, Inc., Strike Price USD 22.90, Expires 12/15/11, Broker Morgan Stanley & Co., Inc.	29,000	(82,822)
Universal Health Realty Income Trust, Strike Price USD 34.51, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	6,800	(23,548)
Vector Group Ltd., Strike Price USD 17.77, Expires 11/04/11, Broker Banc of America Securities	39,900	(1,815)
Vectren Corp., Strike Price USD 27.98, Expires 11/15/11, Broker Deutsche Bank Securities Corp.	21,500	(19,397)
Weingarten Realty Investors, Strike Price USD 21.45, Expires 12/09/11, Broker Morgan Stanley & Co., Inc.	19,000	(33,753)
WesBanco, Inc., Strike Price USD 18.39, Expires 11/15/11, Broker Citigroup Global Markets, Inc.	12,000	(21,336)
WGL Holdings, Inc., Strike Price USD 41.18, Expires 12/09/11, Broker Morgan Stanley & Co., Inc.	16,000	(32,348)

Total Over-the-Counter Call Options		(1,389,210)

Total Options Written (Premiums Received – $2,186,486) – (1.0)%		(3,128,041)

Total Investments Net of Outstanding Options Written – 99.9%		302,663,323
Other Assets Less Liabilities – 0.1%		336,542

Net Assets – 100.0%		$302,999,865

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$317,489,365

Gross unrealized appreciation	$24,993,252
Gross unrealized depreciation	(36,691,253)

Net unrealized depreciation	$(11,698,001)

(a)	All or a portion of security has been pledged/segregated as collateral or held in connection with outstanding options written.
(b)	Non-income producing security.
(c)	Represents the current yield as of report date.

(d)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at October 31, 2011	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	5,854,617	7,121,608	12,976,225	$79	$10,518

See Notes to Financial Statements.

42	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (concluded)	BlackRock Strategic Equity Dividend Trust (BDT)

—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	$292,815,139	–	–	$292,815,139
Short-Term Securities	12,976,225	–	–	12,976,225

Total	$305,791,364	–	–	$305,791,364

[1]	See above Schedule of Investments for values in each industry.

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(1,680,490)	$(1,447,551)	–	$(3,128,041)

[2]	Derivative financial instruments are options which are shown at value.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	43

Schedule of Investments October 31, 2011	BlackRock EcoSolutions Investment Trust (BQR)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Auto Components – 1.0%
Johnson Controls, Inc. (a)	37,100	$1,221,703

Building Products – 0.2%
Kingspan Group Plc	23,600	210,855

Chemicals – 21.5%
Agrium, Inc. (a)	36,200	2,978,898
CF Industries Holdings, Inc. (a)	12,750	2,068,944
Incitec Pivot Ltd.	305,600	1,106,922
Israel Chemicals Ltd.	90,000	1,067,187
K+S AG	20,600	1,305,335
Monsanto Co. (a)	43,300	3,150,075
The Mosaic Co. (a)	40,100	2,348,256
Nalco Holding Co. (a)	23,500	886,185
Novozymes A/S, B Shares	9,100	1,351,369
Nufarm Ltd. (b)	77,060	379,206
Potash Corp. of Saskatchewan, Inc. (a)	58,500	2,768,805
Sinofert Holdings Ltd.	3,017,500	990,312
Syngenta AG (b)	9,900	3,016,738
Umicore SA	25,000	1,069,479
Wacker Chemie AG	7,600	764,937

		25,252,648

Commercial Services & Supplies – 2.3%
Tetra Tech, Inc. (a)(b)(c)	97,800	2,134,974
Tianjin Capital Environmental Protection Group Co. Ltd., Series H	2,083,000	580,096

		2,715,070

Construction & Engineering – 2.1%
Aegion Corp. (a)(b)	15,800	233,682
Layne Christensen Co. (a)(b)	11,900	299,761
Quanta Services, Inc. (a)(b)	52,900	1,105,081
The Shaw Group, Inc. (a)(b)	35,600	828,056

		2,466,580

Electric Utilities – 3.8%
Acciona SA	5,450	515,350
Iberdrola SA	237,005	1,714,724
NextEra Energy, Inc.	27,500	1,551,000
SSE Plc	32,000	691,397

		4,472,471

Electrical Equipment – 3.2%
ABB Ltd. (b)	23,000	432,985
American Superconductor Corp. (a)(b)(c)	37,200	162,192
Gamesa Corp. Tecnologica SA	40,100	193,654
General Cable Corp. (a)(b)(c)	10,000	280,400
Nordex SE (b)	9,100	56,272
Roper Industries, Inc. (a)	13,300	1,078,630
Schneider Electric SA	16,000	939,515
Vestas Wind Systems A/S (b)	37,200	576,679

		3,720,327

Electronic Equipment, Instruments & Components – 1.7%
Itron, Inc. (a)(b)	25,000	919,750
Trimble Navigation Ltd. (a)(b)	27,310	1,103,597

		2,023,347

Food Products – 13.7%
Agria Corp. - ADR (c)	100,000	130,000
Archer-Daniels-Midland Co.	47,100	1,363,074
BrasilAgro - Companhia Brasileira de Propriedades AG (b)	525,200	2,844,954
Bunge Ltd. (a)	30,600	1,890,162
Cosan Ltd., A Shares (a)	98,700	1,184,400

Common Stocks	Shares	Value

Food Products (concluded)
Cresud SACIF y A - ADR	52,100	$604,881
Illovo Sugar Ltd.	234,900	784,431
IOI Corp. Bhd	533,333	906,080
Orkla ASA	64,100	555,702
Sao Martinho SA	200,000	2,388,094
SLC Agricola SA	150,000	1,489,647
SunOpta, Inc. (a)(b)	70,000	365,400
Viterra, Inc.	119,746	1,232,600
Wilmar International Ltd.	94,000	405,876

		16,145,301

Independent Power Producers & Energy Traders – 0.9%
China Longyuan Power Group Corp., Series H	298,000	247,468
Enel Green Power SpA	153,400	351,992
Ormat Technologies, Inc. (a)	20,800	394,992
Trina Solar Ltd. - ADR (a)(b)(c)	12,500	100,875

		1,095,327

Machinery – 8.6%
AGCO Corp. (a)(b)	42,100	1,845,243
CNH Global NV (a)(b)	28,700	1,067,066
Deere & Co. (a)	24,100	1,829,190
IDEX Corp. (a)	13,200	467,940
Kurita Water Industries Ltd.	66,500	1,831,221
Pentair, Inc. (a)	54,300	1,952,085
Watts Water Technologies, Inc., Class A (a)	34,000	1,070,660

		10,063,405

Materials – 2.0%
Johnson Matthey Plc	77,500	2,331,117

Multi-Utilities – 1.7%
Hera SpA	453,600	741,675
Suez Environnement Co.	11,525	180,804
United Utilities Group Plc	91,181	888,852
Veolia Environnement	10,900	154,340

		1,965,671

Oil, Gas & Consumable Fuels – 2.3%
Cheniere Energy, Inc. (a)(b)	11,100	127,206
D1 Oils Plc	360,099	12,593
Rentech, Inc. (b)	500,000	805,000
Sasol Ltd.	30,000	1,349,181
Sasol Ltd. - ADR (a)	9,700	438,828

		2,732,808

Paper & Forest Products – 0.4%
Fibria Celulose SA - ADR	28,500	252,795
Precious Woods Holding AG (b)	20,000	264,739

		517,534

Real Estate Investment Trusts (REITs) – 3.0%
Plum Creek Timber Co., Inc. (a)	60,200	2,267,132
Rayonier, Inc.	29,275	1,221,646

		3,488,778

Road & Rail – 0.6%
All American Latina Logistica SA	133,000	665,445

Semiconductors & Semiconductor Equipment – 0.6%
First Solar, Inc. (a)(b)(c)	5,400	268,758
MEMC Electronic Materials, Inc. (a)(b)	19,400	116,206
Renewable Energy Corp. ASA (b)	27,400	26,420
Solarworld AG (c)	28,500	139,076
SunPower Corp., Class A (b)(c)	785	7,866

See Notes to Financial Statements.

44	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment (concluded)
Suntech Power Holdings Co. Ltd. - ADR (a)(b)(c)	14,600	$40,004
Yingli Green Energy Holding Co. Ltd. - ADR (a)(b)(c)	40,000	162,400

		760,730

Water Utilities – 22.8%
American States Water Co. (a)	48,900	1,708,566
American Water Works Co., Inc. (a)	62,300	1,902,019
Aqua America, Inc. (a)	117,100	2,598,449
Artesian Resources Corp., Class A	39,400	717,080
The Athens Water Supply & Sewage Co. SA	89,950	369,601
California Water Service Group	100,900	1,873,713
China Water Affairs Group Ltd. (c)	4,556,000	1,308,617
Cia de Saneamento Basico do Estado de Sao Paulo	81,000	2,209,413
Cia de Saneamento de Minas Gerais	160,000	2,991,525
Hyflux Ltd.	869,000	986,868
Inversiones Aguas Metropolitanas SA	1,500,000	2,357,383
Manila Water Co., Inc	5,610,000	2,544,846
Pennon Group Plc	215,200	2,403,938
Severn Trent Plc	113,500	2,762,644

		26,734,662

Total Long-Term Investments (Cost – $127,220,603) – 92.4%		108,583,779

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (d)(e)	9,507,628	9,507,628

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.20% (d)(e)(f)	$ 1,800	1,800,329

Total Short-Term Securities (Cost – $11,307,957) – 9.7%		11,307,957

Total Investments Before Outstanding Options Written (Cost – $138,528,560*) – 102.1%		119,891,736

Options Written	Contracts

Exchange-Traded Call Options – (0.8)%
ABB Ltd., Strike Price CHF 17, Expires 11/18/11	104	(3,107)
Aegion Corp., Strike Price USD 15, Expires 12/19/11	72	(7,200)
AGCO Corp., Strike Price USD 45, Expires 11/21/11	190	(25,175)
Agrium, Inc., Strike Price USD 80, Expires 12/19/11	160	(92,000)
American States Water Co., Strike Price USD 36, Expires 12/19/11	220	(15,748)
American Superconductor Corp., Strike Price USD 4.50, Expires 12/19/11	170	(6,298)
American Water Works Co., Inc., Strike Price USD 30, Expires 11/21/11	280	(28,000)
Aqua America, Inc., Strike Price USD 22.50, Expires 11/01/11	175	(76)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
Bunge Ltd., Strike Price USD 65, Expires 11/21/11	138	$(5,865)
CF Industries Holdings, Inc., Strike Price USD 165, Expires 12/19/11	55	(54,862)
Cheniere Energy, Inc., Strike Price USD 7, Expires 12/19/11	50	(23,500)
CNH Global NV, Strike Price USD 35, Expires 11/21/11	130	(41,600)
Cosan Ltd., A Shares, Strike Price USD 11.50, Expires 11/11/11	445	(25,384)
Deere & Co.:
Strike Price USD 80, Expires 11/21/11	55	(4,455)
Strike Price USD 82.50, Expires 11/21/11	55	(1,650)
First Solar, Inc., Strike Price USD 70, Expires 12/19/11	25	(2,588)
General Cable Corp., Strike Price USD 28, Expires 12/19/11	45	(11,925)
IDEX Corp., Strike Price USD 35, Expires 11/21/11	60	(21,600)
Itron, Inc., Strike Price USD 40, Expires 11/21/11	115	(6,038)
Johnson Controls, Inc., Strike Price USD 31, Expires 11/04/11	167	(32,557)
Layne Christensen Co., Strike Price USD 25, Expires 11/21/11	54	(5,940)
MEMC Electronic Materials, Inc., Strike Price USD 6, Expires 11/21/11	90	(3,915)
Monsanto Co., Strike Price USD 75, Expires 12/19/11	195	(49,628)
The Mosaic Co., Strike Price USD 75, Expires 11/21/11	180	(37)
Nalco Holding Co., Strike Price USD 37, Expires 11/21/11	105	(13,912)
Ormat Technologies, Inc., Strike Price USD 20, Expires 12/19/11	94	(6,815)
Pentair, Inc., Strike Price USD 35, Expires 11/21/11	245	(48,388)
Plum Creek Timber Co, Inc., Strike Price USD 38, Expires 11/21/11	270	(15,795)
Potash Corp. of Saskatchewan, Inc.:
Strike Price USD 52.50, Expires 12/19/11	135	(13,095)
Strike Price USD 55, Expires 12/19/11	135	(6,952)
Quanta Services, Inc., Strike Price USD 19, Expires 11/21/11	238	(54,145)
Roper Industries, Inc., Strike Price USD 80, Expires 11/21/11	60	(17,400)
Sasol Ltd. - ADR, Strike Price USD 45, Expires 12/19/11	97	(36,618)
The Shaw Group, Inc., Strike Price USD 22, Expires 11/21/11	160	(27,200)
SunOpta, Inc., Strike Price USD 5, Expires 11/21/11	315	(14,962)
Suntech Power Holdings Co. Ltd. - ADR, Strike Price USD 2.50, Expires 12/19/11	66	(3,795)
Tetra Tech, Inc., Strike Price USD 20, Expires 11/21/11	440	(94,600)
Trimble Navigation Ltd., Strike Price USD 40, Expires 11/21/11	123	(23,678)
Trina Solar Ltd. - ADR, Strike Price USD 11, Expires 11/21/11	57	(428)
Viterra, Inc., Strike Price CAD 11, Expires 11/21/11	540	(2,438)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	45

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
Watts Water Technologies, Inc., Class A, Strike Price USD 30, Expires 11/21/11	155	$(34,100)
Yingli Green Energy Holding Co. Ltd. - ADR, Strike Price USD 4, Expires 11/21/11	180	(7,650)

Total Exchange-Traded Call Options		(891,119)

Over-the-Counter Call Options – (1.2)%
Acciona SA, Strike Price EUR 60.70, Expires 11/09/11, Broker Societe General Securities Corp.	2,500	(26,906)
All American Latina Logistica SA, Strike Price BRL 8.65, Expires 11/29/11, Broker Deutsche Bank Securities Corp.	59,900	(15,070)
Aqua America, Inc.:
Strike Price USD 21.96, Expires 11/08/11, Broker Banc of America Securities	17,000	(5,787)
Strike Price USD 21.99, Expires 11/15/11, Broker Banc of America Securities	18,300	(7,129)
Archer-Daniels-Midland Co., Strike Price USD 30, Expires 11/04/11, Broker Morgan Stanley & Co., Inc.	21,000	(1,382)
BrasilAgro - Companhia Brasileira de Propriedades AG:
Strike Price BRL 10.00, Expires 11/03/11, Broker Deutsche Bank Securities Corp.	39,400	(6)
Strike Price BRL 9.69, Expires 11/14/11, Broker Deutsche Bank Securities Corp.	39,400	(1,816)
Strike Price BRL 9.24, Expires 11/29/11, Broker Deutsche Bank Securities Corp.	39,400	(7,809)
Strike Price BRL 9.49, Expires 12/13/11, Broker Deutsche Bank Securities Corp.	39,000	(6,678)
Strike Price BRL 9.28, Expires 12/21/11, Broker Deutsche Bank Securities Corp.	39,000	(9,590)
California Water Service Group:
Strike Price USD 18.38, Expires 11/14/11, Broker Morgan Stanley & Co., Inc.	22,600	(13,816)
Strike Price USD 19.08, Expires 11/14/11, Broker Credit Suisse First Boston	23,000	(7,063)
China Longyuan Power Group Corp., Series H, Strike Price HKD 6.20, Expires 11/07/11, Broker Deutsche Bank Securities Corp.	134,000	(7,059)
China Water Affairs Group Ltd., Strike Price HKD 2.27, Expires 11/07/11, Broker Goldman Sachs & Co.	2,050,000	(13,561)
Cia de Saneamento Basico do Estado de Sao Paulo, Strike Price BRL 44.14, Expires 11/29/11, Broker Credit Suisse First Boston	36,500	(80,699)
Cia de Saneamento de Minas Gerais:
Strike Price BRL 30.37, Expires 11/16/11, Broker Banc of America Securities	36,000	(46,297)
Strike Price BRL 30.13, Expires 11/29/11, Broker Deutsche Bank Securities Corp.	36,000	(55,864)
Cresud SACIF y A - ADR, Strike Price USD 10.61, Expires 11/17/11, Broker Deutsche Bank Securities Corp.	23,500	(25,210)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Enel Green Power SpA:
Strike Price EUR 1.67, Expires 11/09/11, Broker UBS Securities LLC	27,000	$(1,556)
Strike Price EUR 1.76, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	42,000	(775)
Fibria Celulose SA - ADR, Strike Price USD 10.44, Expires 11/07/11, Broker Citigroup Global Markets, Inc.	13,000	(222)
Gamesa Corp. Tecnologica SA, Strike Price EUR 3.43, Expires 11/09/11, Broker UBS Securities LLC	18,000	(4,562)
Hera SpA, Strike Price EUR 1.09, Expires 11/09/11, Broker UBS Securities LLC	205,000	(27,484)
Hyflux Ltd., Strike Price SGD 1.54, Expires 11/08/11, Broker Goldman Sachs & Co.	391,000	(1,075)
Iberdrola SA, Strike Price EUR 4.60, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	106,700	(94,009)
Illovo Sugar Ltd.:
Strike Price ZAR 23.38, Expires 11/09/11, Broker UBS Securities LLC	53,800	(21,295)
Strike Price ZAR 23.38, Expires 11/16/11, Broker UBS Securities LLC	53,800	(21,409)
Incitec Pivot Ltd., Strike Price AUD 3.30, Expires 11/07/11, Broker Morgan Stanley & Co., Inc.	137,500	(29,116)
Inversiones Aguas Metropolitanas SA:
Strike Price CLP 752.85, Expires 11/16/11, Broker Credit Suisse First Boston	225,000	(12,251)
Strike Price CLP 727.05, Expires 11/23/11, Broker UBS Securities LLC	225,000	(22,156)
Strike Price CLP 734.26, Expires 12/06/11, Broker Credit Suisse First Boston	225,000	(21,449)
IOI Corp. Bhd, Strike Price MYR 4.57, Expires 11/08/11, Broker Goldman Sachs & Co.	240,000	(53,424)
Israel Chemicals Ltd., Strike Price ILS 42.82, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	40,500	(20,135)
Johnson Matthey Plc, Strike Price GBP 15.72, Expires 11/09/11, Broker UBS Securities LLC	34,900	(168,194)
K+S AG, Strike Price EUR 43.72, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	9,300	(37,307)
Kingspan Group Plc:
Strike Price EUR 6.12, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	5,300	(3,085)
Strike Price EUR 6.14, Expires 11/16/11, Broker Societe General Securities Corp.	5,300	(3,294)
Kurita Water Industries Ltd., Strike Price JPY 2,165.64, Expires 11/07/11, Broker Deutsche Bank Securities Corp.	30,000	(11,241)
Manila Water Co., Inc, Strike Price PHP 19.13, Expires 11/07/11, Broker Deutsche Bank Securities Corp.	2,500,000	(20,100)

See Notes to Financial Statements.

46	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
NextEra Energy, Inc., Strike Price USD 57.42, Expires 11/01/11, Broker Morgan Stanley & Co., Inc.	12,300	$(384)
Nordex SE, Strike Price EUR 3.97, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	4,100	(2,967)
Novozymes A/S, B Shares, Strike Price DKK 818.85, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	4,100	(10,582)
Nufarm Ltd., Strike Price AUD 4.42, Expires 11/07/11, Broker Morgan Stanley & Co., Inc.	34,700	(10,846)
Orkla ASA, Strike Price NOK 47.15, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	28,900	(6,137)
Pennon Group Plc, Strike Price GBP 6.70, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	95,000	(41,754)
Rayonier, Inc., Strike Price USD 41.72, Expires 11/23/11, Broker Morgan Stanley & Co., Inc.	13,200	(11,379)
Renewable Energy Corp. ASA, Strike Price NOK 7.45, Expires 11/09/11, Broker Credit Suisse First Boston	12,500	(21)
Sao Martinho SA:
Strike Price BRL 23.15, Expires 11/03/11, Broker Credit Suisse First Boston	41,600	(1)
Strike Price BRL 22.93, Expires 11/14/11, Broker Citigroup Global Markets, Inc.	24,200	(704)
Strike Price BRL 20.30, Expires 11/29/11, Broker Credit Suisse First Boston	24,200	(13,550)
Schneider Electric SA, Strike Price EUR 43.85, Expires 11/09/11, Broker Credit Suisse First Boston	7,200	(6,867)
Severn Trent Plc, Strike Price GBP 14.62, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	51,000	(43,206)
Sinofert Holdings Ltd., Strike Price HKD 2.04, Expires 11/07/11, Broker Goldman Sachs & Co.	1,358,000	(90,196)
SLC Agricola SA:
Strike Price BRL 16.48, Expires 11/03/11, Broker Credit Suisse First Boston	16,900	(7,184)
Strike Price BRL 16.86, Expires 11/16/11, Broker Credit Suisse First Boston	16,900	(9,195)
Strike Price BRL 15.97, Expires 11/23/11, Broker Credit Suisse First Boston	33,700	(31,729)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Solarworld AG, Strike Price EUR 4.20, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	12,900	$(657)
SSE Plc:
Strike Price GBP 12.88, Expires 11/09/11, Broker Societe General Securities Corp.	9,000	(8,267)
Strike Price GBP 13.29, Expires 11/09/11, Broker UBS Securities LLC	5,400	(2,200)
Suez Environnement Co., Strike Price EUR 10.75, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	5,200	(4,351)
Syngenta AG, Strike Price CHF 244.80, Expires 11/09/11, Broker UBS Securities LLC	4,500	(116,485)
Tianjin Capital Environmental Protection Group Co. Ltd., Series H, Strike Price HKD 1.96, Expires 11/07/11, Broker Deutsche Bank Securities Corp.	938,000	(25,228)
Umicore SA, Strike Price EUR 28.44, Expires 11/09/11, Broker UBS Securities LLC	11,500	(42,140)
United Utilities Group Plc, Strike Price GBP 5.90, Expires 11/09/11, Broker Societe General Securities Corp.	41,000	(11,510)
Veolia Environnement, Strike Price EUR 10.71, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	4,900	(860)
Vestas Wind Systems A/S, Strike Price DKK 89.53, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	16,800	(2,055)
Wacker Chemie AG, Strike Price EUR 73.47, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	3,500	(9,750)
Wilmar International Ltd., Strike Price SGD 5.32, Expires 11/08/11, Broker Goldman Sachs & Co.	43,000	(6,194)

Total Over-the-Counter Call Options		(1,422,280)

Total Options Written (Premiums Received – $1,826,626) – (2.0)%		(2,313,399)

Total Investments Net of Outstanding Options Written – 100.1%		117,578,337
Liabilities in Excess of Other Assets – (0.1)%		(81,435)

Net Assets – 100.0%		$117,496,902

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$159,852,202

Gross unrealized appreciation	$5,578,593
Gross unrealized depreciation	(45,539,059)

Net unrealized depreciation	$(39,960,466)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	47

Schedule of Investments (continued)	BlackRock EcoSolutions Investment Trust (BQR)

(a)	All or a portion of security has been pledged/segregated as collateral or held in connection with outstanding options written.
(b)	Non-income producing security.
(c)	Security, or a portion of security, is on loan.
(d)	Represents the current yield as of report date.

(e)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2010	Net Activity	Shares/ Beneficial Interest Held at October 31, 2011	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	5,825,217	3,682,411	9,507,628	$44	$6,453

BlackRock Liquidity Series, LLC Money Market Series	–	$1,800,329	$1,800,329	–	$11,916

(f)	Security was purchased with the cash collateral from loaned securities.

—	Foreign currency exchange contracts as of October 31, 2011 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation

USD 25,541	PHP 1,099,560	The Bank of New York	11/03/11	$ (244)

—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

48	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (concluded)	BlackRock EcoSolutions Investment Trust (BQR)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Common Stocks:
Auto Components	$1,221,703	–	–	$1,221,703
Building Products	–	$210,855	–	210,855
Chemicals	14,201,163	11,051,485	–	25,252,648
Commercial Services & Supplies	2,134,974	580,096	–	2,715,070
Construction & Engineering	2,466,580	–	–	2,466,580
Electric Utilities	1,551,000	2,921,471	–	4,472,471
Electrical Equipment	1,521,222	2,199,105	–	3,720,327
Electronic Equipment, Instruments & Components	2,023,347	–	–	2,023,347
Food Products	14,277,643	1,867,658	–	16,145,301
Independent Power Producers & Energy Traders	495,867	599,460	–	1,095,327
Machinery	8,232,184	1,831,221	–	10,063,405
Materials	–	2,331,117	–	2,331,117
Multi-Utilities	–	1,965,671	–	1,965,671
Oil, Gas & Consumable Fuels	1,383,627	1,349,181	–	2,732,808
Paper & Forest Products	252,795	264,739	–	517,534
Real Estate Investment Trusts (REITs)	3,488,778	–	–	3,488,778
Road & Rail	665,445	–	–	665,445
Semiconductors & Semiconductor Equipment	595,234	165,496	–	760,730
Water Utilities	16,358,148	10,376,514	–	26,734,662
Short-Term Securities	9,507,628	1,800,329	–	11,307,957

Total	$80,377,338	$39,514,398	–	$119,891,736

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(807,911)	$(1,505,488)	–	$(2,313,399)
Foreign currency exchange contracts	(244)	–	–	(244)

Total	$(808,155)	$(1,505,488)	–	$(2,313,643)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	49

Schedule of Investments October 31, 2011	BlackRock Energy and Resources Trust (BGR)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Construction & Engineering – 0.6%
MYR Group, Inc. (a)(b)	260,631	$5,027,572

Energy Equipment & Services – 19.2%
Baker Hughes, Inc.	101,700	5,897,583
Cameron International Corp. (a)(b)(c)	486,000	23,882,040
Core Laboratories NV	91,900	9,949,094
Halliburton Co. (c)	600,000	22,416,000
National Oilwell Varco, Inc. (c)	398,300	28,410,739
Schlumberger Ltd. (c)	139,500	10,249,065
Superior Energy Services, Inc. (a)(b)	205,300	5,773,036
Technip SA	215,500	20,377,045
Tecnicas Reunidas SA (b)	254,500	10,240,347
Transocean Ltd. (c)	265,200	15,156,180
Weatherford International Ltd. (a)(c)	613,500	9,509,250

		161,860,379

Metals & Mining – 2.7%
Goldcorp, Inc. (c)	96,200	4,698,408
Pan American Silver Corp. (c)	177,100	4,951,716
Silver Wheaton Corp.	377,000	13,044,200

		22,694,324

Oil, Gas & Consumable Fuels – 76.6%
Alpha Natural Resources, Inc. (a)(c)	1,555,114	37,384,941
AltaGas Ltd.	513,100	15,139,474
Anadarko Petroleum Corp. (c)	457,100	35,882,350
Apache Corp.	222,400	22,157,712
Bankers Petroleum Ltd. (a)	104,300	554,592
Brigham Exploration Co. (a)	983,200	35,803,228
Cabot Oil & Gas Corp. (c)	203,000	15,777,160
Cheniere Energy, Inc. (a)(b)(c)	2,196,400	25,170,744
Cimarex Energy Co.	161,300	10,323,200
Concho Resources, Inc. (a)(c)	75,000	7,104,000
Consol Energy, Inc.	280,100	11,977,076
Crescent Point Energy Corp.	341,100	14,567,973
DCP Midstream Partners LP (c)	248,000	10,897,120
El Paso Corp. (c)	798,600	19,972,986
Energy XXI (Bermuda) Ltd. (a)(b)(c)	484,800	14,238,576
EQT Corp.	503,200	31,953,200
EXCO Resources, Inc.	623,300	7,859,813
Keyera Corp.	468,267	21,361,525
Kosmos Energy Ltd. (b)(c)	1,045,600	16,206,800
Magnum Hunter Resources Corp. (a)(b)(c)	766,000	3,447,000
MarkWest Energy Partners LP (c)	224,700	11,196,801
NuVista Energy Ltd.	589,300	3,636,012
Occidental Petroleum Corp. (c)	389,300	36,181,542
ONEOK Partners LP (b)(c)	384,400	19,220,000
Peabody Energy Corp. (c)	137,700	5,972,049
Pembina Pipeline Corp.	301,800	8,214,531
Petroleo Brasileiro SA - ADR	598,100	15,125,949
Petroleum Development Corp. (a)	14,200	370,762
Plains All American Pipeline LP (c)	187,300	12,356,181
QEP Resources, Inc. (c)	215,400	7,657,470
Range Resources Corp. (c)	559,300	38,502,212
Rosetta Resources, Inc. (a)(b)	240,300	10,654,902
Royal Dutch Shell Plc, Class A - ADR	391,300	27,747,083
SM Energy Co. (c)	83,900	6,956,149
Southwestern Energy Co. (a)(b)(c)	495,800	20,843,432
Targa Resources Partners LP (c)	147,200	5,284,480
Whiting Petroleum Corp. (a)(c)	850,600	39,595,432

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)
Williams Partners LP (b)(c)	319,400	$18,950,002

		646,244,459

Total Common Stocks – 99.1%		835,826,734

Rights

Oil, Gas & Consumable Fuels – 0.0%
Magnum Hunter Resources Corp., Expires 08/29/2013(a)	70,300	–

Total Long-Term Investments (Cost – $678,138,665) – 99.1%		835,826,734

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (d)(e)	14,873,138	14,873,138

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.20% (d)(e)(f)	$ 60,660	60,660,178

Total Short-Term Securities (Cost – $75,533,316) – 9.0%		75,533,316

Options Purchased	Contracts

Exchange-Traded Call Options – 0.0%
Alpha Natural Resources, Inc.:
Strike Price USD 32, Expires 11/21/11	122	1,464
Strike Price USD 33, Expires 11/21/11	233	1,864
Strike Price USD 34, Expires 11/21/11	2,445	14,670
Cheniere Energy, Inc., Strike Price USD 11, Expires 11/21/11	1,500	176,250
Peabody Energy Corp.:
Strike Price USD 49, Expires 11/21/11	65	1,788
Strike Price USD 50, Expires 11/21/11	115	2,070
Transocean Ltd., Strike Price USD 75, Expires 11/21/11	400	5,600

Total Exchange-Traded Call Options		203,706

Over-the-Counter Call Options – 0.0%
Arch Coal, Inc., Strike Price USD 21, Expires 11/03/11, Broker Citigroup Global Markets, Inc.	110,000	2,281
EOG Resources, Inc., Strike Price USD 92.75, Expires 11/08/11, Broker Citigroup Global Markets, Inc.	103,000	117,531
Penn Virginia Corp., Strike Price USD 11.25, Expires 11/04/11, Broker Morgan Stanley & Co., Inc.	100,000	2,000
Petroleum Development Corp., Strike Price USD 42, Expires 11/01/11, Broker Citigroup Global Markets, Inc.	25,000	–

Total Over-the-Counter Call Options		121,812

Total Options Purchased (Cost – $138,867) – 0.0%		325,518

See Notes to Financial Statements.

50	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)
(Percentages shown are based on Net Assets)

		Value

Total Investments Before Outstanding Options Written
(Cost – $753,810,848*) – 108.1%		$911,685,568

Options Written	Contracts

Exchange-Traded Call Options – (0.4)%
Alpha Natural Resources, Inc., Strike Price USD 28, Expires 12/19/11	500	(53,500)
Anadarko Petroleum Corp.:
Strike Price USD 75, Expires 11/21/11	140	(80,500)
Strike Price USD 80, Expires 11/21/11	100	(28,300)
Strike Price USD 82.50, Expires 11/21/11	600	(108,900)
Cabot Oil & Gas Corp.:
Strike Price USD 77.50, Expires 11/21/11	330	(135,300)
Strike Price USD 80, Expires 11/21/11	100	(29,500)
Cameron International Corp.:
Strike Price USD 52.50, Expires 11/21/11	800	(68,000)
Strike Price USD 55, Expires 11/21/11	600	(21,000)
Strike Price USD 57.50, Expires 11/21/11	150	(2,250)
Cheniere Energy, Inc., Strike Price USD 13, Expires 12/19/11	500	(43,750)
Concho Resources, Inc., Strike Price USD 85, Expires 12/19/11	200	(263,000)
Crescent Point Energy Corp.:
Strike Price CAD 42.50, Expires 11/21/11	520	(46,953)
Strike Price CAD 44, Expires 11/21/11	520	(10,434)
DCP Midstream Partners LP:
Strike Price USD 40, Expires 11/21/11	180	(72,000)
Strike Price USD 42, Expires 1/23/12	400	(116,930)
El Paso Corp., Strike Price USD 24, Expires 11/30/11	2,600	(319,023)
Energy XXI (Bermuda) Ltd., Strike Price USD 30, Expires 1/23/12	250	(75,625)
Goldcorp, Inc., Strike Price USD 51.50, Expires 11/01/11	75	(37)
Halliburton Co., Strike Price USD 38, Expires 12/19/11	100	(23,250)
Kosmos Energy Ltd., Strike Price USD 16, Expires 11/01/11	2,800	(11,936)
Magnum Hunter Resources Corp., Strike Price USD 7.50, Expires 11/21/11	2,460	(12,300)
MarkWest Energy Partners LP, Strike Price USD 50, Expires 11/21/11	450	(42,750)
National Oilwell Varco, Inc.:
Strike Price USD 75, Expires 11/21/11	600	(91,200)
Strike Price USD 77.50, Expires 11/21/11	250	(20,750)
Strike Price USD 80, Expires 11/21/11	100	(4,150)
Strike Price USD 82.50, Expires 11/21/11	250	(4,625)
Strike Price USD 85, Expires 11/21/11	200	(1,700)
Occidental Petroleum Corp.:
Strike Price USD 110, Expires 11/21/11	850	(5,525)
Strike Price USD 87.50, Expires 11/21/11	250	(170,625)
Strike Price USD 95, Expires 11/21/11	20	(4,460)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
ONEOK Partners LP, Strike Price USD 50, Expires 1/23/12	250	$(56,875)
Pan American Silver Corp.:
Strike Price USD 34.50, Expires 11/01/11	350	–
Strike Price USD 36, Expires 11/01/11	200	–
Plains All American Pipeline LP, Strike Price USD 65, Expires 11/21/11	600	(70,500)
QEP Resources, Inc.:
Strike Price USD 35, Expires 11/21/11	85	(18,912)
Strike Price USD 40, Expires 12/19/11	150	(17,625)
Range Resources Corp.:
Strike Price USD 67.50, Expires 11/21/11	800	(372,000)
Strike Price USD 70, Expires 11/21/11	990	(346,500)
Schlumberger Ltd.:
Strike Price USD 105, Expires 11/21/11	50	(125)
Strike Price USD 92.50, Expires 11/21/11	450	(2,700)
SM Energy Co.:
Strike Price USD 80, Expires 11/21/11	200	(129,000)
Strike Price USD 85, Expires 12/19/11	75	(39,750)
Southwestern Energy Co.:
Strike Price USD 40, Expires 11/01/11	500	(102,748)
Strike Price USD 43, Expires 11/21/11	250	(30,125)
Targa Resources Partners LP, Strike Price USD 37, Expires 12/19/11	200	(12,500)
Transocean Ltd.:
Strike Price USD 60, Expires 11/21/11	200	(24,000)
Strike Price USD 62.50, Expires 11/21/11	200	(12,700)
Strike Price USD 65, Expires 11/21/11	400	(11,600)
Strike Price USD 77.50, Expires 11/21/11	400	(3,600)
Weatherford International Ltd.:
Strike Price USD 18, Expires 11/21/11	1,000	(10,500)
Strike Price USD 20, Expires 11/21/11	250	(750)
Strike Price USD 22, Expires 11/21/11	250	(1,000)
Strike Price USD 23, Expires 11/21/11	250	(500)
Whiting Petroleum Corp.:
Strike Price USD 50, Expires 11/21/11	200	(31,500)
Strike Price USD 47.50, Expires 12/19/11	200	(75,000)
Strike Price USD 50, Expires 1/23/12	625	(225,000)
Williams Partners LP:
Strike Price USD 55, Expires 12/19/11	500	(237,500)
Strike Price USD 60, Expires 1/23/12	250	(57,500)

Total Exchange-Traded Call Options		(3,758,783)

Over-the-Counter Call Options – (0.5)%
Alpha Natural Resources, Inc.:
Strike Price USD 36.37, Expires 11/01/11, Broker UBS Securities LLC	100,000	(1)
Strike Price USD 37.75, Expires 11/01/11, Broker Credit Suisse First Boston	50,000	(1)
Strike Price USD 39.04, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	46,000	–
Strike Price USD 46, Expires 11/01/11, Broker UBS Securities LLC	26,000	–

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	51

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Strike Price USD 50.13, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	50,000	$(1)
Strike Price USD 34, Expires 11/03/11, Broker Credit Suisse First Boston	170,000	(2)
Strike Price USD 36.08, Expires 11/11/11, Broker Morgan Stanley & Co., Inc.	50,000	(8)
Anadarko Petroleum Corp., Strike Price USD 74.58, Expires 11/01/11, Broker Goldman Sachs & Co.	73,000	(287,535)
Apache Corp., Strike Price USD 105, Expires 11/08/11, Broker Citigroup Global Markets, Inc.	71,000	(76,699)
Arch Coal, Inc., Strike Price USD 23.25, Expires 11/03/11, Broker Banc of America Securities	60,000	(24)
Baker Hughes, Inc.:
Strike Price USD 60.36, Expires 11/04/11, Broker UBS Securities LLC	16,500	(6,039)
Strike Price USD 63.95, Expires 11/04/11, Broker Morgan Stanley & Co., Inc.	16,000	(1,658)
Cabot Oil & Gas Corp., Strike Price USD 74.61, Expires 11/04/11, Broker Citigroup Global Markets, Inc.	32,000	(128,886)
Cheniere Energy, Inc.:
Strike Price USD 12.06, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	100,000	(13,763)
Strike Price USD 11.43, Expires 11/02/11, Broker Deutsche Bank Securities Corp.	75,000	(38,591)
Strike Price USD 12, Expires 11/02/11, Broker Credit Suisse First Boston	50,000	(14,207)
Strike Price USD 11, Expires 11/04/11, Broker Citigroup Global Markets, Inc.	100,000	(94,352)
Strike Price USD 11.50, Expires 11/08/11, Broker Deutsche Bank Securities Corp.	210,000	(204,901)
Strike Price USD 12, Expires 11/11/11, Broker Citigroup Global Markets, Inc.	75,000	(70,589)
Strike Price USD 7.84, Expires 11/11/11, Broker Citigroup Global Markets, Inc.	100,000	(369,036)
Cimarex Energy Co., Strike Price USD 70, Expires 11/08/11, Broker Credit Suisse First Boston	51,500	(9,867)
Consol Energy, Inc., Strike Price USD 54.39, Expires 11/04/11, Broker UBS Securities LLC	85,000	(19)
Core Laboratories NV:
Strike Price USD 115.80, Expires 11/02/11, Broker Goldman Sachs & Co.	16,500	(29)
Strike Price USD 116.27, Expires 11/02/11, Broker Morgan Stanley & Co., Inc.	13,000	(384)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
El Paso Corp., Strike Price USD 19.59, Expires 11/04/11, Broker UBS Securities LLC	20,000	$(108,400)
Energy XXI (Bermuda) Ltd.:
Strike Price USD 28.50, Expires 11/08/11, Broker Morgan Stanley & Co., Inc.	80,500	(115,354)
Strike Price USD 31, Expires 11/08/11, Broker UBS Securities LLC	50,000	(16,134)
EOG Resources, Inc., Strike Price USD 93.50, Expires 11/08/11, Broker Deutsche Bank Securities Corp.	103,000	(97,212)
EQT Corp.:
Strike Price USD 62.37, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	30,000	(39,254)
Strike Price USD 54, Expires 11/03/11, Broker Credit Suisse First Boston	39,500	(375,250)
Strike Price USD 63.58, Expires 11/11/11, Broker Deutsche Bank Securities Corp.	30,000	(56,183)
Strike Price USD 64.13, Expires 11/11/11, Broker Deutsche Bank Securities Corp.	62,000	(103,005)
EXCO Resources, Inc., Strike Price USD 14.50, Expires 11/07/11, Broker Goldman Sachs & Co.	100,000	(982)
Goldcorp, Inc., Strike Price USD 54.50, Expires 11/01/11, Broker UBS Securities LLC	23,500	–
Halliburton Co.:
Strike Price USD 56.50, Expires 11/01/11, Broker Banc of America Securities	68,000	(1)
Strike Price USD 55.47, Expires 11/03/11, Broker UBS Securities LLC	110,000	(1)
Keyera Corp.:
Strike Price CAD 46.07, Expires 11/01/11, Broker Banc of America Securities	60,000	(2,189)
Strike Price CAD 47.06, Expires 11/11/11, Broker Banc of America Securities	64,000	(11,922)
Kosmos Energy Ltd., Strike Price USD 12.50, Expires 11/03/11, Broker Morgan Stanley & Co., Inc.	27,500	(82,505)
NuVista Energy Ltd.:
Strike Price CAD 10.32, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	50,000	(1)
Strike Price CAD 10.50, Expires 11/03/11, Broker Deutsche Bank Securities Corp.	60,000	(1)
Strike Price CAD 10.52, Expires 11/10/11, Broker Deutsche Bank Securities Corp.	50,000	(1)
Occidental Petroleum Corp., Strike Price USD 107.19, Expires 11/09/11, Broker Goldman Sachs & Co.	15,000	(104)

See Notes to Financial Statements.

52	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
ONEOK Partners LP:
Strike Price USD 47.50, Expires 11/16/11, Broker Morgan Stanley & Co., Inc.	50,000	$(147,643)
Strike Price USD 46.61, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	25,000	(99,297)
Strike Price USD 50.89, Expires 12/09/11, Broker Deutsche Bank Securities Corp.	50,000	(27,593)
Peabody Energy Corp.:
Strike Price USD 47.39, Expires 11/01/11, Broker Citigroup Global Markets, Inc.	70,000	(1)
Strike Price USD 58.69, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	70,000	(1)
Strike Price USD 64.11, Expires 11/01/11, Broker Credit Suisse First Boston	15,000	–
Penn Virginia Corp., Strike Price USD 11.50, Expires 11/04/11, Broker Morgan Stanley & Co., Inc.	100,000	(1)
Petroleo Brasileiro SA - ADR:
Strike Price USD 32.14, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	40,000	–
Strike Price USD 27.41, Expires 11/14/11, Broker Goldman Sachs & Co.	40,000	(11,634)
Strike Price USD 27.07, Expires 11/28/11, Broker Morgan Stanley & Co., Inc.	40,000	(28,064)
Petroleum Development Corp., Strike Price USD 42.22, Expires 11/01/11, Broker Citigroup Global Markets, Inc.	25,000	–
QEP Resources, Inc.:
Strike Price USD 39.24, Expires 11/01/11, Broker Banc of America Securities	25,000	(14)
Strike Price USD 38.08, Expires 11/08/11, Broker UBS Securities LLC	21,000	(6,310)
Rosetta Resources, Inc.:
Strike Price USD 49.25, Expires 11/01/11, Broker Morgan Stanley & Co., Inc.	31,000	(31)
Strike Price USD 55, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	46,000	–
Royal Dutch Shell Plc, Class A - ADR:
Strike Price USD 67.81, Expires 11/01/11, Broker Morgan Stanley & Co., Inc.	40,000	(124,040)
Strike Price USD 68.78, Expires 11/01/11, Broker Morgan Stanley & Co., Inc.	85,000	(181,475)
Silver Wheaton Corp., Strike Price USD 44, Expires 11/10/11, Broker Morgan Stanley & Co., Inc.	124,000	(1,591)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Southwestern Energy Co.:
Strike Price USD 37.54, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	55,000	$(247,510)
Strike Price USD 40.72, Expires 11/04/11, Broker Morgan Stanley & Co., Inc.	25,000	(39,412)
Superior Energy Services, Inc., Strike Price USD 35.72, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	70,000	(1)
Technip SA, Strike Price EUR 64.89, Expires 11/09/11, Broker UBS Securities LLC	69,500	(409,348)
Tecnicas Reunidas SA:
Strike Price EUR 25.35, Expires 11/02/11, Broker Deutsche Bank Securities Corp.	20,300	(104,689)
Strike Price EUR 25.63, Expires 11/02/11, Broker UBS Securities LLC	61,500	(293,532)
Whiting Petroleum Corp.:
Strike Price USD 60.38, Expires 11/01/11, Broker UBS Securities LLC	40,000	–
Strike Price USD 63.88, Expires 11/02/11, Broker Deutsche Bank Securities Corp.	80,000	(1)
Strike Price USD 51, Expires 11/08/11, Broker Morgan Stanley & Co., Inc.	66,500	(21,381)
Williams Partners LP, Strike Price USD 58.47, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	25,000	(49,067)

Total Over-the-Counter Call Options		(4,117,727)

Total Options Written
(Premiums Received – $13,563,526) – (0.9)%		(7,876,510)

Total Investments Net of Outstanding Options Written – 107.2%		903,809,058
Liabilities in Excess of Other Assets – (7.2)%		(60,480,593)

Net Assets – 100.0%		$843,328,465

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$758,202,354

Gross unrealized appreciation	$201,415,143
Gross unrealized depreciation	(47,931,929)

Net unrealized appreciation	$153,483,214

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	All or a portion of security has been pledged/segregated as collateral or held in connection with outstanding options written.
(d)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	53

Schedule of Investments (concluded)	BlackRock Energy and Resources Trust (BGR)

(e)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2010	Net Activity	Shares/ Beneficial Interest Held at October 31, 2011	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	–	14,873,138	14,873,138	$377	$33,317
BlackRock Liquidity Series, LLC Money Market Series	–	$60,660,178	$60,660,178	–	$75,685

(f)	Security was purchased with the cash collateral from loaned securities.

—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Construction & Engineering	$5,027,572	–	–	$5,027,572
Energy Equipment & Services	131,242,987	$30,617,392	–	161,860,379
Metals & Mining	22,694,324	–	–	22,694,324
Oil, Gas & Consumable Fuels	646,244,459	–	–	646,244,459
Rights	–	–	–	–
Short-Term Securities	14,873,138	60,660,178	–	75,533,316

Total	$820,082,480	$91,277,570	–	$911,360,050

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Equity contracts	$203,706	$121,812	–	$325,518
Liabilities:
Equity contracts	(3,208,109)	(4,668,401)	–	(7,876,510)

Total	$(3,004,403)	$(4,546,589)	–	$(7,550,992)

[1]	Derivative financial instruments are options which are shown at value.

See Notes to Financial Statements.

54	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments October 31, 2011	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia – 0.9%
Newcrest Mining Ltd.	196,500	$6,944,648
PanAust Ltd. (a)	939,100	3,173,311

		10,117,959

Belgium – 0.9%
Anheuser-Busch InBev NV	179,900	9,976,561

Brazil – 2.0%
Banco Bradesco SA - ADR (b)	382,800	6,966,960
Banco Bradesco SA, Preference Shares	242,600	4,394,595
BM&FBOVESPA SA	1,162,544	6,994,833
Cia de Saneamento Basico do Estado de Sao Paulo - ADR (b)	79,300	4,302,818

		22,659,206

Canada – 3.0%
Enbridge, Inc.	153,200	5,307,245
First Quantum Minerals Ltd.	258,700	5,427,055
Manulife Financial Corp.	422,800	5,582,190
Suncor Energy, Inc. (b)	156,800	5,003,488
The Toronto-Dominion Bank	64,500	4,868,157
TransCanada Corp.	182,300	7,749,236

		33,937,371

China – 1.1%
China Construction Bank Corp., H Shares	9,921,400	7,289,602
China Merchants Bank Co. Ltd., H Shares	2,126,300	4,293,348
Lentuo International, Inc. - ADR (a)	170,900	666,510

		12,249,460

Columbia – 0.5%
Petrominerales Ltd.	216,000	5,699,323

Denmark – 0.4%
Carlsberg A/S, Class B	58,400	3,953,698

France – 2.9%
AXA SA	255,200	4,104,623
BNP Paribas SA	81,980	3,660,807
Danone SA	81,700	5,663,680
LVMH Moet Hennessy Louis Vuitton SA	46,900	7,773,400
Sanofi SA	82,400	5,894,816
Technip SA	55,800	5,276,284

		32,373,610

Germany – 6.2%
Allianz SE	70,700	7,866,233
Bayer AG	45,900	2,924,381
Bayerische Motoren Werke AG	67,800	5,507,674
Continental AG (a)	80,500	6,002,730
K+S AG	113,600	7,198,355
Kabel Deutschland Holding AG (a)	151,300	8,581,619
Merck KGaA	81,300	7,586,485
Metro AG	93,200	4,318,304
SAP AG - ADR (b)	143,100	8,637,516
Siemens AG	40,200	4,213,800
Volkswagen AG, Preference Shares	33,901	5,903,850

		68,740,947

Hong Kong – 2.1%
AIA Group Ltd.	1,980,700	6,056,464
Cheung Kong Holdings Ltd.	125,000	1,549,491
China Resources Enterprise Ltd.	940,000	3,432,925
China Unicom Hong Kong Ltd.	472,300	949,614
Hong Kong Exchanges and Clearing Ltd.	292,600	4,960,125

Common Stocks	Shares	Value

Hong Kong (concluded)
Wharf Holdings Ltd.	1,162,500	$6,183,624

		23,132,243

Indonesia – 0.4%
Adaro Energy Tbk PT	19,877,200	4,483,354

Ireland – 1.2%
Accenture Plc, Class A (b)	129,100	7,779,562
Shire Plc - ADR	57,100	5,384,530

		13,164,092

Israel – 0.5%
Check Point Software Technologies Ltd. (a)(b)	93,300	5,376,879

Italy – 1.0%
ENI SpA	280,100	6,191,306
Intesa Sanpaolo SpA	2,815,900	4,970,069

		11,161,375

Japan – 5.8%
Bridgestone Corp.	263,400	6,175,966
Daikin Industries Ltd.	166,400	4,924,394
Hino Motors Ltd.	810,700	4,761,187
Japan Tobacco, Inc.	1,703	8,511,872
Komatsu Ltd.	265,400	6,561,965
Mitsubishi Chemical Holdings Corp.	765,300	4,639,155
ORIX Corp.	66,400	5,795,079
Softbank Corp.	225,700	7,325,238
Sumitomo Electric Industries Ltd.	370,300	4,105,688
Sumitomo Mitsui Financial Group, Inc.	196,100	5,481,294
Tokyo Electron Ltd.	118,300	6,291,608

		64,573,446

Luxembourg – 0.5%
ArcelorMittal	281,900	5,844,639

Mexico – 0.8%
Fomento Economico Mexicano SAB de CV - ADR (b)	68,000	4,559,400
Grupo Modelo SAB de CV, Series C	732,300	4,658,542

		9,217,942

Netherlands – 4.4%
Aegon NV (a)	909,300	4,336,404
Akzo Nobel NV	126,800	6,667,405
ASML Holding NV	163,600	6,862,852
Corio NV - REIT	43,500	2,210,598
ING Groep NV (a)	530,300	4,571,705
Royal Dutch Shell Plc, Class A - ADR (b)	228,100	16,174,571
Unilever NV	225,800	7,795,444

		48,618,979

Norway – 0.4%
DnB NOR ASA	424,800	4,913,658

Singapore – 0.8%
Avago Technologies Ltd. (b)	151,900	5,129,663
Sakari Resources Ltd.	2,061,800	3,851,396

		8,981,059

South Africa – 0.6%
Naspers Ltd., N Shares	141,700	6,722,239

South Korea – 2.6%
Dongbu Insurance Co. Ltd.	206,600	8,697,731
Hyundai Mobis Co. Ltd.	13,600	3,892,203

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	55

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

South Korea (concluded)
Kia Motors Corp.	78,800	$5,052,016
KT Corp. - ADR	317,400	5,294,232
Samsung Life Insurance Co. Ltd. (c)	74,900	5,808,926

		28,745,108

Spain – 0.9%
Telefonica SA	478,500	10,168,898

Switzerland – 2.7%
Adecco SA (a)	161,600	7,761,200
Julius Baer Group Ltd. (a)	80,800	3,036,047
Roche Holding AG	51,500	8,449,575
Temenos Group AG (a)	27,500	523,024
Weatherford International Ltd. (a)(b)	282,400	4,377,200
Xstrata Plc	329,600	5,489,992

		29,637,038

Taiwan – 0.5%
First Financial Holding Co. Ltd.	8,136,360	5,400,861

Thailand – 0.4%
Bangkok Bank Public Co. Ltd.	841,900	4,266,467

United Kingdom – 7.1%
Afren Plc (a)	2,037,600	3,222,739
Barclays Plc - ADR (b)	516,200	6,457,662
BG Group Plc	277,300	6,012,969
Compass Group Plc	430,200	3,906,575
GlaxoSmithKline Plc	426,436	9,570,218
HSBC Holdings Plc	1,563,030	13,637,904
Inmarsat Plc	687,400	5,185,614
Kazakhmys Plc	203,800	3,012,887
National Grid Plc	715,400	7,112,526
Subsea 7 SA (a)	226,400	4,881,922
Unilever Plc	138,500	4,642,536
Vodafone Group Plc - ADR (b)	414,900	11,550,816

		79,194,368

United States – 47.4%
Allergan, Inc. (b)	100,000	8,412,000
Amazon.Com, Inc. (a)(b)	26,500	5,658,015
American Electric Power Co., Inc. (b)	254,000	9,977,120
Ameriprise Financial, Inc. (b)	97,800	4,565,304
Apple, Inc. (a)(b)	31,400	12,710,092
Applied Materials, Inc. (b)	772,800	9,520,896
AT&T Inc. (b)	287,100	8,414,901
Biogen Idec, Inc. (a)(b)	47,700	5,550,372
Bristol-Myers Squibb Co. (b)	165,400	5,224,986
Broadcom Corp., Class A (a)(b)	147,900	5,337,711
Celgene Corp. (a)(b)	72,300	4,687,209
Citigroup, Inc. (b)	119,190	3,765,212
Comcast Corp., Class A (b)	241,200	5,656,140
Comerica, Inc.	169,300	4,325,615
ConAgra Foods, Inc. (b)	272,300	6,897,359
Costco Wholesale Corp. (b)	100,000	8,325,000
Crown Holdings, Inc. (a)(b)	201,100	6,795,169
Darden Restaurants, Inc.	140,100	6,707,988
Dominion Resources, Inc. (b)	153,100	7,898,429
Dover Corp.	78,400	4,353,552
eBay, Inc. (a)(b)	221,000	7,034,430
EMC Corp. (a)(b)	246,400	6,039,264
Exelon Corp.	185,100	8,216,589
Exxon Mobil Corp. (b)	270,600	21,131,154
F5 Networks, Inc. (a)(b)	64,600	6,715,170
Federal Realty Investment Trust - REIT (b)	79,000	7,012,040
FedEx Corp.	121,600	9,950,528

Common Stocks	Shares	Value

United States (concluded)
Fortinet, Inc. (a)(b)	255,200	$5,884,912
Freeport-McMoRan Copper & Gold, Inc. (b)	169,000	6,803,940
General Electric Co. (b)	599,200	10,012,632
Google, Inc., Class A (a)(b)	18,400	10,904,576
Henry Schein, Inc. (a)	67,000	4,644,440
Hewlett-Packard Co. (b)	213,500	5,681,235
HJ Heinz Co.	103,500	5,531,040
Huntsman Corp. (b)	307,400	3,608,876
Informatica Corp. (a)(b)	201,600	9,172,800
Johnson & Johnson (b)	123,600	7,958,604
JPMorgan Chase & Co. (b)	352,300	12,245,948
Kellogg Co.	145,800	7,903,818
KeyCorp (b)	667,600	4,713,256
Kraft Foods, Inc., Class A (b)	293,500	10,325,330
Las Vegas Sands Corp. (a)	156,800	7,361,760
Liberty Global, Inc., Class A (a)(b)	218,800	8,791,384
Linear Technology Corp. (b)	179,200	5,789,952
Lowe’s Cos., Inc. (b)	296,900	6,240,838
Marvell Technology Group Ltd. (a)(b)	259,500	3,630,405
Medtronic, Inc. (b)	107,900	3,748,446
MetLife, Inc. (b)	204,600	7,193,736
The Nasdaq OMX Group, Inc. (a)(b)	225,500	5,648,775
National Oilwell Varco, Inc. (b)	76,200	5,435,346
News Corp., Class A (b)	439,000	7,691,280
NII Holdings, Inc. (a)(b)	110,500	2,600,065
NIKE, Inc., Class B (b)	58,000	5,588,300
Norfolk Southern Corp. (b)	91,000	6,733,090
Occidental Petroleum Corp. (b)	101,000	9,386,940
PepsiCo, Inc. (b)	128,200	8,070,190
Pfizer, Inc. (b)	700,000	13,482,000
PPL Corp. (b)	354,600	10,414,602
The Procter & Gamble Co. (b)	200,500	12,829,995
QLIK Technologies, Inc. (a)(b)	247,900	7,082,503
QUALCOMM, Inc.	108,900	5,619,240
Reynolds American, Inc. (b)	166,600	6,444,088
Rowan Cos., Inc. (a)(b)	138,300	4,769,967
Schlumberger Ltd. (b)	143,700	10,557,639
Sprint Nextel Corp. (a)(b)	1,444,800	3,713,136
SPX Corp. (b)	134,000	7,317,740
Stanley Black & Decker, Inc.	86,000	5,491,100
Stryker Corp. (b)	65,700	3,147,687
Symantec Corp. (a)(b)	465,900	7,924,959
Teradata Corp. (a)(b)	115,700	6,902,662
Texas Instruments, Inc. (b)	153,100	4,704,763
Tibco Software, Inc. (a)	205,300	5,931,117
Verizon Communications, Inc. (b)	174,100	6,438,218
Whole Foods Market, Inc. (b)	69,900	5,041,188

		527,996,763

Total Long Term Investments
(Cost – $1,122,394,625) – 98.0%		1,091,307,543

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (d)(e)	30,113,366	30,113,366

Total Short-Term Securities
(Cost – $30,113,366) – 2.7%		30,113,366

See Notes to Financial Statements.

56	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value

Over-the-Counter Call Options – 0.0%
New Oriental Education & Technology Group - ADR, Strike Price USD 32, Expires 11/15/11, Broker Deutsche Bank Securities Corp.	93,700	$85,882

Total Options Purchased
(Cost – $102,133) – 0.0%		85,882

Total Investments Before Outstanding Options Written
(Cost – $1,152,610,124*) – 100.7%		1,121,506,791

Options Written

Exchange-Traded Call Options – (1.2)%
Accenture Plc, Class A:
Strike Price USD 50, Expires 11/21/11	355	(370,975)
Strike Price USD 52.50, Expires 11/21/11	355	(283,998)
Allergan, Inc., Strike Price USD 84, Expires 11/04/11	280	(25,527)
Amazon.Com, Inc., Strike Price USD 215, Expires 12/19/11	145	(162,762)
American Electric Power Co., Inc., Strike Price USD 38, Expires 11/21/11	1,400	(199,500)
Ameriprise Financial, Inc., Strike Price USD 46, Expires 12/19/11	540	(166,050)
Apple, Inc.:
Strike Price USD 405, Expires 11/21/11	90	(86,850)
Strike Price USD 410, Expires 12/19/11	80	(110,000)
Applied Materials, Inc., Strike Price USD 12, Expires 12/19/11	1,015	(72,061)
AT&T Inc.:
Strike Price USD 30, Expires 11/21/11	750	(14,625)
Strike Price USD 31, Expires 11/21/11	100	(400)
Strike Price USD 29, Expires 12/19/11	750	(71,250)
Avago Technologies Ltd., Strike Price USD 35, Expires 11/21/11	835	(66,800)
Banco Bradesco SA - ADR, Strike Price USD 18, Expires 12/19/11	1,065	(110,228)
Barclays Plc - ADR:
Strike Price USD 13, Expires 11/01/11	150	(270)
Strike Price USD 12, Expires 11/21/11	1,105	(113,263)
Strike Price USD 13, Expires 12/19/11	485	(41,225)
Biogen Idec, Inc., Strike Price USD 94, Expires 11/01/11	350	(782,617)
Bristol-Myers Squibb Co.:
Strike Price USD 30, Expires 11/01/11	400	(63,600)
Strike Price USD 33, Expires 11/21/11	770	(9,625)
Broadcom Corp., Class A:
Strike Price USD 37, Expires 11/21/11	50	(3,900)
Strike Price USD 39, Expires 12/19/11	760	(51,680)
Celgene Corp.:
Strike Price USD 61.50, Expires 11/14/11	110	(40,592)
Strike Price USD 65, Expires 11/21/11	30	(4,560)
Check Point Software Technologies Ltd., Strike Price USD 57.50, Expires 11/21/11	515	(88,838)
Cia de Saneamento Basico do Estado de Sao Paulo - ADR, Strike Price USD 55, Expires 1/23/12	435	(134,850)
Citigroup, Inc., Strike Price USD 33, Expires 12/19/11	655	(114,625)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
Comcast Corp., Class A:
Strike Price USD 24, Expires 11/21/11	1,742	$(86,229)
Strike Price USD 25, Expires 12/19/11	670	(30,485)
ConAgra Foods, Inc., Strike Price USD 25, Expires 11/01/11	100	(3,436)
Costco Wholesale Corp., Strike Price USD 85, Expires 11/21/11	550	(41,525)
Crown Holdings, Inc.:
Strike Price USD 32, Expires 11/21/11	295	(67,112)
Strike Price USD 33, Expires 11/21/11	810	(115,425)
Danone SA, Strike Price EUR 48, Expires 11/18/11	50	(16,187)
Dominion Resources, Inc, Strike Price USD 49.90, Expires 11/21/11	840	(157,545)
eBay, Inc.:
Strike Price USD 35, Expires 11/21/11	320	(4,000)
Strike Price USD 36, Expires 11/21/11	320	(1,760)
Strike Price USD 34, Expires 12/19/11	575	(43,700)
EMC Corp., Strike Price USD 25, Expires 12/19/11	1,355	(110,433)
Enbridge, Inc., Strike Price CAD 34, Expires 11/21/11	1,532	(138,330)
Exxon Mobil Corp.:
Strike Price USD 75, Expires 11/21/11	730	(266,450)
Strike Price USD 80, Expires 12/19/11	210	(33,180)
F5 Networks, Inc., Strike Price USD 87.50, Expires 11/21/11	376	(641,080)
Federal Realty Investment Trust - REIT, Strike Price USD 90, Expires 11/21/11	435	(90,262)
First Quantum Minerals Ltd., Strike Price CAD 18, Expires 12/19/11	1,425	(528,969)
Fomento Economico Mexicano SAB de CV:
Strike Price USD 65, Expires 11/21/11	170	(65,450)
Strike Price USD 70, Expires 12/19/11	103	(23,690)
Strike Price USD 75, Expires 12/19/11	103	(8,755)
Fortinet, Inc., Strike Price USD 22, Expires 12/19/11	1,400	(329,000)
Freeport-McMoRan Copper & Gold, Inc.:
Strike Price USD 38, Expires 11/21/11	255	(85,425)
Strike Price USD 40, Expires 11/21/11	270	(56,970)
Strike Price USD 42, Expires 11/21/11	354	(41,772)
Strike Price USD 52, Expires 11/21/11	50	(250)
General Electric Co.:
Strike Price USD 17, Expires 11/21/11	245	(7,595)
Strike Price USD 17, Expires 12/19/11	1,950	(108,225)
Google, Inc., Class A:
Strike Price USD 560, Expires 11/21/11	80	(296,800)
Strike Price USD 600, Expires 1/23/12	20	(58,500)
Hewlett-Packard Co.:
Strike Price USD 27, Expires 11/21/11	585	(51,188)
Strike Price USD 28, Expires 11/21/11	585	(28,665)
Huntsman Corp.:
Strike Price USD 14, Expires 11/21/11	115	(1,150)
Strike Price USD 15, Expires 11/21/11	725	(7,250)
Strike Price USD 16, Expires 11/21/11	125	(625)
Strike Price USD 12, Expires 12/19/11	365	(33,762)
Strike Price USD 13, Expires 12/19/11	365	(20,075)
Informatica Corp.:
Strike Price USD 45, Expires 11/21/11	695	(132,050)
Strike Price USD 47.50, Expires 12/19/11	410	(73,800)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	57

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
Johnson & Johnson:
Strike Price USD 65.35, Expires 11/01/11	280	$(339)
Strike Price USD 65, Expires 12/19/11	400	(44,400)
JPMorgan Chase & Co.:
Strike Price USD 35, Expires 11/21/11	1,000	(117,500)
Strike Price USD 40, Expires 11/21/11	100	(500)
Strike Price USD 36, Expires 12/19/11	800	(108,800)
KeyCorp:
Strike Price USD 7, Expires 11/21/11	1,670	(55,945)
Strike Price USD 7, Expires 12/19/11	500	(24,000)
Strike Price USD 8, Expires 12/19/11	500	(6,000)
Kraft Foods, Inc., Class A:
Strike Price USD 35, Expires 11/21/11	810	(59,940)
Strike Price USD 36, Expires 11/21/11	810	(20,655)
Liberty Global, Inc., Class A:
Strike Price USD 43, Expires 12/19/11	1,130	(115,825)
Strike Price USD 40, Expires 1/23/12	75	(22,125)
Linear Technology Corp.:
Strike Price USD 31, Expires 11/21/11	495	(84,150)
Strike Price USD 32, Expires 11/21/11	495	(48,263)
Lowe’s Cos., Inc., Strike Price USD 23, Expires 12/19/11	1,630	(43,195)
LVMH Moet Hennessy Louis Vuitton SA, Strike Price EUR 120, Expires 11/18/11	65	(28,716)
Manulife Financial Corp.:
Strike Price CAD 13, Expires 11/21/11	125	(7,148)
Strike Price CAD 13, Expires 12/19/11	1,100	(88,287)
Strike Price CAD 14, Expires 12/19/11	1,100	(39,177)
Marvell Technology Group Ltd.:
Strike Price USD 16, Expires 11/21/11	2,000	(21,000)
Strike Price USD 16.50, Expires 11/29/11	595	(10,282)
Medtronic, Inc., Strike Price USD 34, Expires 11/21/11	600	(76,200)
MetLife, Inc.:
Strike Price USD 34, Expires 11/21/11	565	(69,495)
Strike Price USD 35, Expires 11/21/11	565	(69,495)
The Nasdaq OMX Group, Inc.:
Strike Price USD 26, Expires 11/21/11	620	(24,800)
Strike Price USD 27, Expires 11/21/11	620	(9,300)
National Oilwell Varco, Inc., Strike Price USD 72.50, Expires 12/19/11	420	(175,350)
News Corp., Class A:
Strike Price USD 18, Expires 11/01/11	150	(106)
Strike Price USD 18, Expires 11/21/11	1,110	(44,400)
NII Holdings, Inc.:
Strike Price USD 33, Expires 12/19/11	305	(3,050)
Strike Price USD 34, Expires 12/19/11	305	(3,050)
NIKE, Inc., Class B, Strike Price USD 92.50, Expires 11/23/11	490	(245,640)
Norfolk Southern Corp., Strike Price USD 72.50, Expires 12/19/11	660	(247,500)
Occidental Petroleum Corp.:
Strike Price USD 90, Expires 11/21/11	165	(82,500)
Strike Price USD 95, Expires 11/21/11	30	(6,690)
Strike Price USD 90, Expires 12/07/11	360	(217,909)
PepsiCo, Inc., Strike Price USD 62.50, Expires 11/21/11	890	(109,470)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
Petrominerales Ltd.:
Strike Price CAD 27, Expires 11/21/11	700	$(79,007)
Strike Price CAD 32, Expires 11/21/11	500	(4,515)
Pfizer, Inc.:
Strike Price USD 18, Expires 11/21/11	605	(80,768)
Strike Price USD 19, Expires 11/21/11	1,855	(102,953)
Strike Price USD 20, Expires 11/21/11	475	(7,838)
Strike Price USD 19, Expires 12/19/11	460	(34,270)
Strike Price USD 20, Expires 12/19/11	460	(14,720)
PPL Corp., Strike Price USD 29.25, Expires 11/01/11	150	(2,624)
The Procter & Gamble Co., Strike Price USD 65, Expires 11/21/11	580	(26,100)
QLIK Technologies, Inc.:
Strike Price USD 29, Expires 11/21/11	560	(70,000)
Strike Price USD 30, Expires 11/21/11	100	(8,500)
Strike Price USD 29, Expires 12/19/11	550	(114,125)
Strike Price USD 32, Expires 12/19/11	150	(15,000)
Reynolds American, Inc., Strike Price USD 37, Expires 11/21/11	1,430	(300,300)
Rowan Cos., Inc.:
Strike Price USD 37, Expires 11/21/11	380	(21,850)
Strike Price USD 37, Expires 12/19/11	380	(44,650)
Royal Dutch Shell Plc, Class A - ADR:
Strike Price USD 65, Expires 11/21/11	80	(53,600)
Strike Price USD 67.50, Expires 11/21/11	50	(18,428)
SAP AG - ADR:
Strike Price USD 55, Expires 11/21/11	580	(365,400)
Strike Price USD 60, Expires 12/19/11	207	(62,618)
Schlumberger Ltd.:
Strike Price USD 65, Expires 11/21/11	485	(440,138)
Strike Price USD 72.50, Expires 12/19/11	150	(69,750)
Strike Price USD 75, Expires 12/19/11	150	(50,250)
Sprint Nextel Corp.:
Strike Price USD 4, Expires 11/21/11	300	(600)
Strike Price USD 3, Expires 1/23/12	6,860	(150,920)
SPX Corp., Strike Price USD 55, Expires 11/21/11	737	(180,565)
Stryker Corp., Strike Price USD 48, Expires 11/21/11	360	(43,200)
Suncor Energy, Inc.:
Strike Price USD 32, Expires 11/21/11	155	(19,065)
Strike Price USD 33, Expires 12/19/11	355	(54,315)
Strike Price USD 34, Expires 12/19/11	355	(40,825)
Symantec Corp., Strike Price USD 19, Expires 11/21/11	1,675	(5,863)
Teradata Corp., Strike Price USD 55, Expires 11/21/11	640	(355,200)
Texas Instruments, Inc.:
Strike Price USD 32, Expires 11/21/11	400	(11,600)
Strike Price USD 32, Expires 12/19/11	766	(53,237)
The Toronto-Dominion Bank, Strike Price CAD 76, Expires 12/19/11	355	(59,656)
TransCanada Corp., Strike Price CAD 42, Expires 11/21/11	1,000	(129,421)
Unilever NV, Strike Price EUR 24, Expires 11/18/11	70	(10,040)

See Notes to Financial Statements.

58	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
Verizon Communications, Inc.:
Strike Price USD 37, Expires 11/21/11	50	$(2,850)
Strike Price USD 38, Expires 12/19/11	910	(42,770)
Vodafone Group Plc - ADR, Strike Price USD 28, Expires 12/19/11	2,290	(154,575)
Weatherford International Ltd.:
Strike Price USD 20, Expires 11/21/11	100	(300)
Strike Price USD 17, Expires 12/19/11	725	(40,238)
Strike Price USD 18, Expires 12/19/11	725	(23,563)
Whole Foods Market, Inc., Strike Price USD 75, Expires 12/19/11	380	(125,400)

Total Exchange-Traded Call Options		(12,820,585)

Exchange-Traded Put Options – (0.0)%
Sprint Nextel Corp., Strike Price USD 2, Expires 1/23/12	12,280	(165,780)

Over-the-Counter Call Options – (1.8)%
Adecco SA, Strike Price CHF 35.59, Expires 11/16/11, Broker Morgan Stanley & Co., Inc.	89,500	(679,038)
Aegon NV:
Strike Price EUR 2.89, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	266,200	(205,979)
Strike Price EUR 2.97, Expires 11/09/11, Broker UBS Securities LLC	234,000	(155,163)
Afren Plc:
Strike Price GBP 0.95, Expires 11/09/11, Broker UBS Securities LLC	560,500	(64,594)
Strike Price GBP 0.95, Expires 11/16/11, Broker UBS Securities LLC	560,500	(75,723)
AIA Group Ltd., Strike Price HKD 23.54, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	1,089,000	(184,750)
Akzo Nobel NV:
Strike Price EUR 33.37, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	67,000	(429,438)
Strike Price EUR 40.53, Expires 11/30/11, Broker Morgan Stanley & Co., Inc.	3,000	(2,115)
Allergan, Inc., Strike Price USD 81.63, Expires 11/04/11, Broker Banc of America Securities	27,000	(77,162)
Allianz SE, Strike Price EUR 73.95, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	39,000	(403,665)
Anheuser-Busch InBev NV, Strike Price EUR 37.63, Expires 11/18/11, Broker Citigroup Global Markets, Inc.	99,000	(363,740)
Applied Materials, Inc.:
Strike Price USD 11.32, Expires 11/03/11, Broker Goldman Sachs & Co.	92,000	(92,000)
Strike Price USD 11.95, Expires 11/17/11, Broker Goldman Sachs & Co.	115,500	(64,778)
Strike Price USD 11.95, Expires 11/23/11, Broker Goldman Sachs & Co.	115,500	(70,659)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
ArcelorMittal:
Strike Price EUR 13.92, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	73,500	$(122,508)
Strike Price EUR 13.92, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	73,500	(129,489)
ASML Holding NV:
Strike Price EUR 26.71, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	98,000	(495,147)
Strike Price EUR 26.79, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	65,600	(325,362)
AXA SA, Strike Price EUR 10.87, Expires 11/30/11, Broker Credit Suisse First Boston	239,000	(314,695)
Banco Bradesco SA - ADR, Strike Price USD 17.62, Expires 11/08/11, Broker UBS Securities LLC	104,000	(73,415)
Banco Bradesco SA, Preference Shares, Strike Price BRL 29.86, Expires 12/06/11, Broker Deutsche Bank Securities Corp.	133,500	(169,028)
Barclays Plc - ADR, Strike Price USD 11.39, Expires 11/11/11, Broker Morgan Stanley & Co., Inc.	110,000	(143,438)
Bayer AG, Strike Price EUR 45.32, Expires 11/30/11, Broker Credit Suisse First Boston	25,300	(82,306)
Bayerische Motoren Werke AG, Strike Price EUR 54.59, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	37,500	(235,342)
BG Group Plc, Strike Price GBP 12.59, Expires 11/09/11, Broker Societe General Securities Corp.	152,600	(246,258)
BM&FBOVESPA SA:
Strike Price BRL 9.41, Expires 11/16/11, Broker Credit Suisse First Boston	135,000	(74,427)
Strike Price BRL 8.96, Expires 11/29/11, Broker Citigroup Global Markets, Inc.	504,500	(411,389)
BNP Paribas SA:
Strike Price EUR 32.60, Expires 11/16/11, Broker Societe General Securities Corp.	22,500	(42,556)
Strike Price EUR 33.62, Expires 11/28/11, Broker UBS Securities LLC	12,000	(27,578)
Bridgestone Corp., Strike Price JPY 1,749.30, Expires 11/30/11, Broker Morgan Stanley & Co., Inc.	145,000	(228,003)
Bristol-Myers Squibb Co.:
Strike Price USD 30.19, Expires 11/10/11, Broker Goldman Sachs & Co.	7,000	(9,898)
Strike Price USD 30.19, Expires 11/17/11, Broker Goldman Sachs & Co.	7,000	(10,468)
Carlsberg A/S, Class B, Strike Price DKK 363.19, Expires 11/28/11, Broker UBS Securities LLC	32,200	(126,748)
Celgene Corp., Strike Price USD 60.50, Expires 11/14/11, Broker Goldman Sachs & Co.	29,500	(132,084)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	59

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Cheung Kong Holdings Ltd., Strike Price HKD 86.80, Expires 11/30/11, Broker JPMorgan Chase Securities	125,000	$(167,146)
China Construction Bank Corp., H Shares, Strike Price HKD 5.18, Expires 11/30/11, Broker Morgan Stanley & Co., Inc.	5,457,000	(430,336)
China Merchants Bank Co. Ltd., H Shares, Strike Price HKD 13.42, Expires 11/30/11, Broker JPMorgan Chase Securities	1,170,000	(394,818)
China Resources Enterprise Ltd.:
Strike Price HKD 31.93, Expires 11/07/11, Broker Deutsche Bank Securities Corp.	396,000	(1,372)
Strike Price HKD 27.88, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	544,000	(109,981)
Comerica, Inc., Strike Price USD 25.97, Expires 12/08/11, Broker Citigroup Global Markets, Inc.	93,000	(99,897)
Compass Group Plc, Strike Price GBP 5.49, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	236,700	(72,950)
ConAgra Foods, Inc., Strike Price USD 24.20, Expires 11/15/11, Broker Deutsche Bank Securities Corp.	142,000	(167,003)
Continental AG:
Strike Price EUR 44.63, Expires 11/28/11, Broker Morgan Stanley & Co., Inc.	28,700	(407,824)
Strike Price EUR 56.32, Expires 11/28/11, Broker Morgan Stanley & Co., Inc.	15,600	(51,817)
Corio NV - REIT, Strike Price EUR 34.73, Expires 11/16/11, Broker Morgan Stanley & Co., Inc.	24,000	(66,478)
Daikin Industries Ltd., Strike Price JPY 2,320.63, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	92,200	(111,444)
Danone SA, Strike Price EUR 43.29, Expires 11/28/11, Broker Citigroup Global Markets, Inc.	40,000	(377,903)
Darden Restaurants, Inc., Strike Price USD 46.68, Expires 11/11/11, Broker Deutsche Bank Securities Corp.	77,000	(123,353)
DnB NOR ASA, Strike Price NOK 58.72, Expires 11/28/11, Broker Citigroup Global Markets, Inc.	233,700	(255,767)
Dover Corp., Strike Price USD 55.91, Expires 11/03/11, Broker Deutsche Bank Securities Corp.	43,500	(21,278)
ENI SpA:
Strike Price EUR 12.93, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	36,800	(155,232)
Strike Price EUR 14.03, Expires 11/09/11, Broker UBS Securities LLC	128,000	(348,788)
Exelon Corp., Strike Price USD 43.02, Expires 11/04/11, Broker Deutsche Bank Securities Corp.	102,000	(143,742)
Exxon Mobil Corp., Strike Price USD 72.11, Expires 11/11/11, Broker UBS Securities LLC	55,000	(328,900)
FedEx Corp., Strike Price USD 80.94, Expires 11/01/11, Broker Credit Suisse First Boston	63,500	(68,647)
First Financial Holding Co. Ltd., Strike Price TWD 19.49, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	4,475,000	(180,880)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
General Electric Co., Strike Price USD 16.25, Expires 11/11/11, Broker Goldman Sachs & Co.	110,000	$(68,567)
GlaxoSmithKline Plc:
Strike Price GBP 13.24, Expires 11/09/11, Broker Societe General Securities Corp.	34,000	(39,742)
Strike Price GBP 13.25, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	92,500	(106,632)
Strike Price GBP 13.43, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	108,000	(96,355)
Grupo Modelo SAB de CV, Series C:
Strike Price MXN 73.25, Expires 11/16/11, Broker Credit Suisse First Boston	148,800	(127,589)
Strike Price MXN 78.99, Expires 11/29/11, Broker Credit Suisse First Boston	127,000	(64,229)
Strike Price MXN 79.97, Expires 12/06/11, Broker Credit Suisse First Boston	127,000	(60,534)
Henry Schein, Inc., Strike Price USD 61.68, Expires 11/04/11, Broker UBS Securities LLC	57,000	(435,613)
Hino Motors Ltd., Strike Price JPY 457.29, Expires 11/07/11, Broker BNP Paribas	446,000	(75,294)
HJ Heinz Co., Strike Price USD 52.60, Expires 11/28/11, Broker Banc of America Securities	57,000	(70,967)
Hong Kong Exchanges and Clearing Ltd., Strike Price HKD 123.83, Expires 11/30/11, Broker Goldman Sachs & Co.	161,000	(246,225)
HSBC Holdings Plc, Strike Price GBP 5.17, Expires 11/09/11, Broker UBS Securities LLC	860,000	(369,198)
ING Groep NV, Strike Price EUR 6.58, Expires 11/28/11, Broker Morgan Stanley & Co., Inc.	417,000	(258,367)
Inmarsat Plc, Strike Price GBP 5.12, Expires 11/16/11, Broker UBS Securities LLC	378,000	(65,947)
Intesa Sanpaolo SpA, Strike Price EUR 1.32, Expires 11/28/11, Broker Citigroup Global Markets, Inc.	1,933,800	(173,787)
Japan Tobacco, Inc., Strike Price JPY 395,378.02, Expires 11/30/11, Broker Goldman Sachs & Co.	940	(160,137)
Julius Baer Group Ltd., Strike Price CHF 28.81, Expires 11/28/11, Broker Citigroup Global Markets, Inc.	44,500	(230,109)
K+S AG, Strike Price EUR 43.72, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	63,000	(252,725)
Kabel Deutschland Holding AG:
Strike Price EUR 41.23, Expires 11/09/11, Broker Deutsche Bank Securities Corp.	36,000	(45,652)
Strike Price EUR 38.42, Expires 11/16/11, Broker Morgan Stanley & Co., Inc.	18,900	(85,106)
Strike Price EUR 41.79, Expires 11/30/11, Broker UBS Securities LLC	28,500	(56,371)
Kazakhmys Plc, Strike Price GBP 10.26, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	113,000	(19,751)

See Notes to Financial Statements.

60	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Kellogg Co., Strike Price USD 54.45, Expires 11/15/11, Broker Deutsche Bank Securities Corp.	80,000	$(47,243)
KeyCorp, Strike Price USD 7.37, Expires 12/09/11, Broker Goldman Sachs & Co.	100,000	(27,002)
Komatsu Ltd., Strike Price JPY 1,594.32, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	146,000	(632,741)
KT Corp. - ADR:
Strike Price USD 17.32, Expires 11/14/11, Broker Morgan Stanley & Co., Inc.	80,500	(19,423)
Strike Price USD 15.48, Expires 11/23/11, Broker Morgan Stanley & Co., Inc.	51,500	(64,480)
Strike Price USD 15.35, Expires 11/29/11, Broker UBS Securities LLC	42,500	(58,686)
Las Vegas Sands Corp., Strike Price USD 49.47, Expires 11/04/11, Broker Banc of America Securities	100,000	(13,468)
LVMH Moet Hennessy Louis Vuitton SA, Strike Price EUR 114.59, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	15,800	(133,251)
Merck KGaA, Strike Price EUR 57.92, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	44,800	(603,491)
Metro AG, Strike Price EUR 30.14, Expires 11/09/11, Broker Societe General Securities Corp.	51,500	(246,051)
Mitsubishi Chemical Holdings Corp., Strike Price JPY 555.53, Expires 11/30/11, Broker Goldman Sachs & Co.	424,000	(7,967)
Naspers Ltd., N Shares:
Strike Price ZAR 362.10, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	55,200	(139,607)
Strike Price ZAR 392.22, Expires 12/14/11, Broker Citigroup Global Markets, Inc.	22,800	(40,482)
National Grid Plc, Strike Price GBP 6.25, Expires 11/16/11, Broker Societe General Securities Corp.	400,000	(51,867)
New Oriental Education & Technology Group - ADR, Strike Price USD 32.50, Expires 11/15/11, Broker Credit Suisse First Boston	93,700	(73,517)
Newcrest Mining Ltd., Strike Price AUD 36.54, Expires 11/30/11, Broker Citigroup Global Markets, Inc.	109,000	(51,455)
News Corp., Class A, Strike Price USD 17.50, Expires 12/09/11, Broker Credit Suisse First Boston	115,500	(91,592)
ORIX Corp., Strike Price JPY 6,067.69, Expires 11/30/11, Broker JPMorgan Chase Securities	36,500	(375,574)
PanAust Ltd., Strike Price AUD 3.57, Expires 11/07/11, Broker UBS Securities LLC	520,300	(19,144)
PPL Corp.:
Strike Price USD 28.81, Expires 11/01/11, Broker Morgan Stanley & Co., Inc.	115,800	(64,848)
Strike Price USD 28.53, Expires 12/09/11, Broker Morgan Stanley & Co., Inc.	64,200	(67,471)
The Procter & Gamble Co., Strike Price USD 65.80, Expires 12/12/11, Broker Goldman Sachs & Co.	52,000	(24,898)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
QUALCOMM, Inc., Strike Price USD 53.15, Expires 11/14/11, Broker Citigroup Global Markets, Inc.	60,000	$(41,528)
Roche Holding AG, Strike Price CHF 143.47, Expires 11/09/11, Broker UBS Securities LLC	37,500	(80,996)
Royal Dutch Shell Plc, Class A - ADR:
Strike Price USD 67.81, Expires 11/01/11, Broker Morgan Stanley & Co., Inc.	25,000	(77,525)
Strike Price USD 67.95, Expires 11/29/11, Broker Morgan Stanley & Co., Inc.	25,000	(113,831)
Strike Price USD 73.11, Expires 12/09/11, Broker Deutsche Bank Securities Corp.	62,500	(59,856)
Sakari Resources Ltd., Strike Price SGD 2.65, Expires 11/08/11, Broker Goldman Sachs & Co.	1,134,000	(12,428)
Sanofi SA, Strike Price EUR 47.13, Expires 11/28/11, Broker Morgan Stanley & Co., Inc.	45,400	(296,095)
Shire Plc - ADR, Strike Price USD 97.54, Expires 11/04/11, Broker Deutsche Bank Securities Corp.	31,500	(12,689)
Siemens AG, Strike Price EUR 76.12, Expires 11/30/11, Broker Citigroup Global Markets, Inc.	22,000	(70,216)
Softbank Corp., Strike Price JPY 2,442.84, Expires 11/30/11, Broker Goldman Sachs & Co.	124,000	(294,376)
Stanley Black & Decker, Inc., Strike Price USD 63.35, Expires 11/01/11, Broker Citigroup Global Markets, Inc.	45,000	(33,620)
Subsea 7 SA:
Strike Price NOK 116.29, Expires 11/09/11, Broker UBS Securities LLC	140,500	(170,620)
Strike Price NOK 120.62, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	33,500	(27,011)
Sumitomo Mitsui Financial Group, Inc., Strike Price JPY 2,179.18, Expires 11/30/11, Broker Goldman Sachs & Co.	107,900	(97,962)
Symantec Corp., Strike Price USD 18.26, Expires 12/12/11, Broker Citigroup Global Markets, Inc.	71,000	(19,147)
Technip SA, Strike Price EUR 64.42, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	30,700	(222,165)
Telefonica SA, Strike Price EUR 13.91, Expires 11/09/11, Broker Societe General Securities Corp.	263,200	(528,637)
Texas Instruments, Inc., Strike Price USD 27.79, Expires 11/10/11, Broker Credit Suisse First Boston	36,500	(107,897)
Tibco Software, Inc.:
Strike Price USD 27.82, Expires 12/09/11, Broker Citigroup Global Markets, Inc.	56,500	(124,859)
Strike Price USD 27.82, Expires 12/14/11, Broker Citigroup Global Markets, Inc.	56,500	(140,372)
Tokyo Electron Ltd., Strike Price JPY 4,123.60, Expires 11/30/11, Broker JPMorgan Chase Securities	65,000	(180,745)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	61

Schedule of Investments (continued)	BlackRock Global Opportunities Equity Trust (BOE)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Unilever NV, Strike Price EUR 22.58, Expires 11/18/11, Broker Morgan Stanley & Co., Inc.	117,500	$(385,387)
Unilever Plc, Strike Price GBP 19.41, Expires 11/16/11, Broker Societe General Securities Corp.	76,200	(175,884)
Volkswagen AG, Preference Shares, Strike Price EUR 110.09, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	18,800	(414,660)
Wharf Holdings Ltd., Strike Price HKD 42.33, Expires 11/30/11, Broker Goldman Sachs & Co.	639,000	(109,049)
Xstrata Plc, Strike Price GBP 10.08, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	181,300	(139,639)

Total Over-the-Counter Call Options		(20,254,848)

Over-the-Counter Put Options – (0.0)%
Siemens AG, Strike Price EUR 72.42, Expires 11/30/11, Broker Citigroup Global Markets, Inc.	10,600	(23,593)

Total Options Written (Premiums Received – $24,253,732) – (3.0)%		(33,264,806)

Value

Total Investments Net of Outstanding Options Written – 97.7%	$1,088,241,985
Other Assets Less Liabilities – 2.3%	25,677,889

Net Assets – 100.0%	$1,113,919,874

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,174,297,737

Gross unrealized appreciation	$57,662,692
Gross unrealized depreciation	(110,453,638)

Net unrealized depreciation	$(52,790,946)

(a)	Non-income producing security.
(b)	All or a portion of security has been pledged/segregated as collateral or held in connection with outstanding options written.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Represents the current yield as of report date.

(e)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2010	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at October 31, 2011	Value at October 31, 2011	Realized Gain (Loss)	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	42,426,566	1,327,793,519	(1,340,106,719)	30,113,366	$30,113,366	$188	$37,355
iShares MSCI EAFE Index Fund	–	95,000	(95,000)	–	–	$(725,795)	$108,394
iShares MSCI Emerging Markets Index Fund	–	471,000	(471,000)	–	–	$(2,337,900)	$201,128
BlackRock Liquidity Series, LLC Money Market Series	–	– [1]	–	–	–	–	$9,132

1  Represents net beneficial interest purchased.

See Notes to Financial Statements.

62	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (concluded)	BlackRock Global Opportunities Equity Trust (BOE)

—	Foreign currency exchange contracts as of October 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ Depreciation

CHF	2,030,000	USD	2,350,106	Citigroup Global Markets, Inc.	11/01/11	$ (37,506)
USD	963,626	NOK	5,192,000	Citigroup Global Markets, Inc.	11/01/11	31,338
USD	417,891	THB	12,779,099	The Bank of New York	11/01/11	2,310
USD	5,392,247	EUR	3,851,000	Citigroup Global Markets, Inc.	11/02/11	63,618
USD	226,794	THB	6,981,857	The Bank of New York	11/02/11	(257)
CHF	459,000	USD	523,260	Deutsche Bank Securities Corp.	11/03/11	(362)
USD	108,004	GBP	67,000	Citigroup Global Markets, Inc.	11/03/11	275
EUR	3,336,000	USD	4,665,206	Deutsche Bank Securities Corp.	11/03/11	(49,183)
ZAR	15,545,000	USD	1,956,394	Deutsche Bank Securities Corp.	11/07/11	483

Total	$10,716

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	–	$10,117,959	–	$10,117,959
Belgium	–	9,976,561	–	9,976,561
Brazil	$22,659,206	–	–	22,659,206
Canada	33,937,371	–	–	33,937,371
China	666,510	11,582,950	–	12,249,460
Columbia	5,699,323	–	–	5,699,323
Denmark	–	3,953,698	–	3,953,698
France	–	32,373,610	–	32,373,610
Germany	8,637,516	60,103,431	–	68,740,947
Hong Kong	–	23,132,243	–	23,132,243
Indonesia	–	4,483,354	–	4,483,354
Ireland	13,164,092	–	–	13,164,092
Israel	5,376,879	–	–	5,376,879
Italy	–	11,161,375	–	11,161,375
Japan	–	64,573,446	–	64,573,446
Luxembourg	–	5,844,639	–	5,844,639
Mexico	9,217,942	–	–	9,217,942
Netherlands	16,174,571	32,444,408	–	48,618,979
Norway	–	4,913,658	–	4,913,658
Singapore	5,129,663	3,851,396	–	8,981,059
South Africa	–	6,722,239	–	6,722,239
South Korea	5,294,232	23,450,876	–	28,745,108
Spain	–	10,168,898	–	10,168,898
Switzerland	4,377,200	25,259,838	–	29,637,038
Taiwan	–	5,400,861	–	5,400,861
Thailand	–	4,266,467	–	4,266,467
United Kingdom	18,008,478	61,185,890	–	79,194,368
United States	527,996,763	–	–	527,996,763
Short-Term Securities	30,113,366	–	–	30,113,366

Total	$706,453,112	$414,967,797	–	$1,121,420,909

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Equity contracts	–	$85,882	–	$85,882
Foreign currency exchange contracts	$98,024	–	–	98,024
Liabilities:
Equity contracts	(11,290,443)	(21,974,363)	–	(33,264,806)
Foreign currency exchange contracts	(87,308)	–	–	(87,308)

Total	$(11,279,727)	$(21,888,481)	–	$(33,168,208)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	63

Schedule of Investments October 31, 2011	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Biotechnology – 18.0%
3SBio, Inc. - ADR (a)	60,600	$697,506
Achillion Pharmaceuticals, Inc. (a)(b)	27,800	176,252
Acorda Therapeutics, Inc. (a)(b)(c)	75,100	1,640,184
Alexion Pharmaceuticals, Inc. (b)	44,800	3,024,448
Alkermes Plc (a)(b)	28,700	501,963
Amgen, Inc. (b)	101,300	5,801,451
Ariad Pharmaceuticals, Inc. (a)(b)(c)	31,400	365,182
Biogen Idec, Inc. (a)(b)	47,900	5,573,644
BioMarin Pharmaceutical, Inc. (a)(b)(c)	61,100	2,084,121
Celgene Corp. (a)(b)	90,800	5,886,564
Cubist Pharmaceuticals, Inc. (a)(b)	35,900	1,357,379
Gilead Sciences, Inc. (a)(b)(c)	101,660	4,235,156
Human Genome Sciences, Inc. (a)(b)	39,600	406,296
Immunogen, Inc. (a)	3,000	40,740
InterMune, Inc. (a)(b)(c)	18,300	466,650
Ironwood Pharmaceuticals, Inc. (a)(b)	45,900	624,240
Momenta Pharmaceuticals, Inc. (a)	50,400	745,920
Rigel Pharmaceuticals, Inc. (a)(c)	18,700	146,795
Synta Pharmaceuticals Corp. (a)(b)(c)	134,400	497,280
Targacept, Inc. (a)	11,900	209,440
United Therapeutics Corp. (a)(b)	28,500	1,246,305
Vertex Pharmaceuticals, Inc. (a)(b)	17,400	688,866

		36,416,382

Diversified Consumer Services – 0.2%
Stewart Enterprises, Inc., Class A	74,500	479,780

Electronic Equipment, Instruments & Components – 1.4%
Agilent Technologies, Inc. (a)(b)	77,400	2,869,218

Health Care Equipment & Supplies – 12.6%
Baxter International, Inc. (b)	74,600	4,101,508
Boston Scientific Corp. (a)(b)	71,200	419,368
China Kanghui Holdings, Inc. - ADR (a)(c)	8,400	131,628
The Cooper Cos., Inc. (b)	29,800	2,065,140
Covidien Plc	93,700	4,407,648
DENTSPLY International, Inc. (b)	39,300	1,452,528
DiaSorin SpA	8,300	268,676
Gen-Probe, Inc. (a)(b)	12,100	727,210
Hologic, Inc. (a)(b)	128,000	2,063,360
Intuitive Surgical, Inc. (a)(b)	2,400	1,041,264
Invacare Corp. (b)	20,400	457,980
Medtronic, Inc. (b)	125,400	4,356,396
Natus Medical, Inc. (a)	33,100	284,660
Sirona Dental Systems, Inc. (a)(b)	12,200	584,380
St. Jude Medical, Inc. (b)	20,500	799,500
Thoratec Corp. (a)(b)	10,100	368,751
Wright Medical Group, Inc. (a)(b)(c)	54,100	929,979
Zimmer Holdings, Inc. (a)(b)(c)	18,700	984,181

		25,444,157

Health Care Providers & Services – 17.1%
Aetna, Inc. (b)	154,300	6,134,968
AmerisourceBergen Corp. (b)	97,300	3,969,840
Cardinal Health, Inc. (b)	139,400	6,171,238
CIGNA Corp. (b)	31,500	1,396,710
Henry Schein, Inc. (a)(c)	56,000	3,881,920
Humana, Inc. (b)	14,800	1,256,372
Laboratory Corp. of America Holdings (a)(b)	33,300	2,792,205
McKesson Corp. (b)	46,300	3,775,765

Common Stocks	Shares	Value

Health Care Providers & Services (concluded)
Medco Health Solutions, Inc. (a)(b)	18,200	$998,452
Tenet Healthcare Corp. (a)(b)	101,000	477,730
UnitedHealth Group, Inc. (b)	67,400	3,234,526
VCA Antech, Inc. (a)	14,500	294,640
WellPoint, Inc. (b)	4,800	330,720

		34,715,086

Industrial Conglomerates – 0.3%
Koninklijke Philips Electronics NV	25,500	530,826

Life Sciences Tools & Services – 2.6%
Life Technologies Corp. (a)(b)	72,800	2,960,776
Mettler-Toledo International, Inc. (a)(b)(c)	10,200	1,566,720
ShangPharma Corp. - ADR (a)	27,300	251,160
Thermo Fisher Scientific, Inc. (a)(b)	9,500	477,565

		5,256,221

Machinery – 1.4%
Danaher Corp. (b)	41,100	1,987,185
Pall Corp. (b)	17,200	880,124

		2,867,309

Pharmaceuticals – 35.5%
Abbott Laboratories (b)	71,500	3,851,705
Allergan, Inc.	85,800	7,217,496
Auxilium Pharmaceuticals, Inc. (a)(b)(c)	32,300	502,588
Bayer AG	17,200	1,095,846
Bristol-Myers Squibb Co. (b)	177,400	5,604,066
Elan Corp. Plc - ADR (a)(b)	228,400	2,738,516
Eli Lilly & Co.	43,500	1,616,460
GlaxoSmithKline Plc	186,800	4,192,227
GlaxoSmithKline Plc - ADR (b)	26,000	1,164,540
Johnson & Johnson (b)	138,370	8,909,644
Medicis Pharmaceutical Corp., Class A (b)	46,400	1,776,656
Merck & Co., Inc. (b)	152,800	5,271,600
Merck KGaA	18,100	1,688,996
Mylan, Inc. (a)(b)	93,000	1,820,010
Pfizer, Inc. (b)	357,000	6,875,820
Roche Holding AG	40,100	6,579,183
Sanofi SA	48,400	3,462,489
Shire Plc - ADR (b)	26,000	2,451,800
Teva Pharmaceutical Industries Ltd. - ADR (b)	89,900	3,672,415
Watson Pharmaceuticals, Inc. (a)(b)	22,900	1,537,966

		72,030,023

Total Long-Term Investments (Cost – $162,641,816) – 89.1%		180,609,002

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (d)(e)	7,801,065	7,801,065

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.20% (d)(e)(f)	$ 7,320	7,320,205

Total Short-Term Securities (Cost – $15,121,270) – 7.5%		15,121,270

See Notes to Financial Statements.

64	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value

Exchange-Traded Call Options – 0.0%
CR Bard, Inc., Strike Price USD 90, Expires 11/21/11	45	$2,025

Total Options Purchased (Cost – $1,846) – 0.0%		2,025

Total Investments Before Outstanding Options Written (Cost – $177,764,932*) – 96.6%		195,732,297

Options Written

Exchange-Traded Call Options – (0.7)%
Abbott Laboratories, Strike Price USD 52.50, Expires 11/21/11	220	(39,270)
Achillion Pharmaceuticals, Inc., Strike Price USD 7.50, Expires 12/19/11	100	(3,250)
Acorda Therapeutics, Inc.:
Strike Price USD 26, Expires 11/21/11	130	(1,950)
Strike Price USD 27, Expires 11/21/11	130	(4,550)
Aetna, Inc.:
Strike Price USD 40, Expires 11/01/11	250	(4,129)
Strike Price USD 44, Expires 11/28/11	150	(3,521)
Agilent Technologies, Inc.:
Strike Price USD 38, Expires 11/21/11	95	(14,962)
Strike Price USD 38, Expires 1/23/12	130	(40,300)
Alexion Pharmaceuticals, Inc., Strike Price USD 65, Expires 11/11/11	150	(49,631)
Alkermes Plc, Strike Price USD 19, Expires 12/19/11	60	(3,000)
AmerisourceBergen Corp., Strike Price USD 41, Expires 11/21/11	400	(41,000)
Amgen, Inc.:
Strike Price USD 57.50, Expires 11/21/11	270	(26,865)
Strike Price USD 60, Expires 1/23/12	25	(2,488)
Ariad Pharmaceuticals, Inc.:
Strike Price USD 12, Expires 11/21/11	50	(2,500)
Strike Price USD 13, Expires 11/21/11	50	(1,000)
Auxilium Pharmaceuticals, Inc., Strike Price USD 17.50, Expires 12/19/11	105	(4,462)
Baxter International, Inc.:
Strike Price USD 55, Expires 11/21/11	180	(21,240)
Strike Price USD 62.50, Expires 11/21/11	210	(420)
Biogen Idec, Inc.:
Strike Price USD 115, Expires 11/21/11	40	(16,000)
Strike Price USD 115, Expires 12/19/11	150	(85,500)
BioMarin Pharmaceutical, Inc.:
Strike Price USD 30, Expires 11/21/11	140	(70,000)
Strike Price USD 35, Expires 1/23/12	40	(7,900)
Boston Scientific Corp., Strike Price USD 7, Expires 11/21/11	610	(610)
Bristol-Myers Squibb Co.:
Strike Price USD 32, Expires 11/21/11	225	(9,562)
Strike Price USD 33, Expires 11/21/11	410	(5,125)
Cardinal Health, Inc., Strike Price USD 42, Expires 11/01/11	475	(107,825)
Celgene Corp., Strike Price USD 65, Expires 11/21/11	300	(45,600)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
CIGNA Corp., Strike Price USD 48, Expires 11/21/11	95	$(2,755)
The Cooper Cos., Inc., Strike Price USD 85, Expires 11/21/11	170	(2,550)
CR Bard, Inc., Strike Price USD 95, Expires 11/21/11	45	(562)
Cubist Pharmaceuticals, Inc., Strike Price USD 38, Expires 11/21/11	120	(14,700)
Danaher Corp.:
Strike Price USD 45, Expires 11/21/11	35	(14,175)
Strike Price USD 50, Expires 12/19/11	80	(11,000)
DENTSPLY International, Inc.:
Strike Price USD 36, Expires 11/01/11	50	(4,863)
Strike Price USD 35, Expires 1/23/12	100	(34,000)
Elan Corp. Plc - ADR:
Strike Price USD 11, Expires 11/21/11	500	(58,750)
Strike Price USD 11, Expires 11/21/11	120	(13,179)
Gen-Probe, Inc., Strike Price USD 62.50, Expires 12/02/11	41	(5,369)
Gilead Sciences, Inc.:
Strike Price USD 41, Expires 11/21/11	200	(27,900)
Strike Price USD 42, Expires 11/21/11	150	(12,375)
GlaxoSmithKline Plc - ADR, Strike Price USD 45, Expires 11/21/11	140	(7,000)
Hologic, Inc., Strike Price USD 18, Expires 11/21/11	650	(13,000)
Human Genome Sciences, Inc., Strike Price USD 19, Expires 11/21/11	75	(1,800)
Humana, Inc., Strike Price USD 80, Expires 11/21/11	80	(46,000)
InterMune, Inc.:
Strike Price USD 25, Expires 11/21/11	20	(3,930)
Strike Price USD 26, Expires 11/21/11	25	(3,525)
Strike Price USD 30, Expires 12/19/11	20	(2,150)
Intuitive Surgical, Inc., Strike Price USD 450, Expires 12/19/11	8	(10,640)
Invacare Corp., Strike Price USD 25, Expires 12/19/11	65	(2,925)
Ironwood Pharmaceuticals, Inc., Strike Price USD 17.50, Expires 11/21/11	100	(2,000)
Johnson & Johnson:
Strike Price USD 67.50, Expires 11/21/11	203	(2,132)
Strike Price USD 65, Expires 12/19/11	150	(16,650)
Laboratory Corp. of America Holdings, Strike Price USD 85, Expires 11/21/11	80	(14,600)
Life Technologies Corp.:
Strike Price USD 40, Expires 11/21/11	105	(19,162)
Strike Price USD 40, Expires 1/23/12	105	(32,288)
McKesson Corp., Strike Price USD 85, Expires 11/21/11	180	(10,350)
Medco Health Solutions, Inc., Strike Price USD 56.25, Expires 12/12/11	65	(8,078)
Medicis Pharmaceutical Corp., Class A, Strike Price USD 39, Expires 11/21/11	130	(13,000)
Medtronic, Inc., Strike Price USD 36, Expires 11/21/11	475	(14,012)
Merck & Co., Inc.:
Strike Price USD 33, Expires 11/01/11	60	(9,000)
Strike Price USD 34, Expires 11/01/11	425	(21,543)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	65

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
Mettler-Toledo International, Inc., Strike Price USD 155, Expires 1/23/12	32	$(36,800)
Mylan, Inc.:
Strike Price USD 19, Expires 11/21/11	105	(11,235)
Strike Price USD 20, Expires 1/23/12	180	(24,570)
Pall Corp., Strike Price USD 50, Expires 12/19/11	120	(45,600)
Pfizer, Inc.:
Strike Price USD 19, Expires 11/21/11	815	(45,232)
Strike Price USD 20, Expires 11/21/11	575	(9,488)
Strike Price USD 21, Expires 11/21/11	250	(750)
Strike Price USD 20, Expires 12/19/11	200	(6,400)
Roche Holding AG, Strike Price CHF 145, Expires 11/18/11	27	(6,389)
Shire Plc - ADR:
Strike Price USD 95, Expires 11/04/11	20	(1,423)
Strike Price USD 97.50, Expires 1/23/12	60	(20,700)
Sirona Dental Systems, Inc., Strike Price USD 50, Expires 12/19/11	28	(5,950)
St. Jude Medical, Inc., Strike Price USD 42.50, Expires 12/19/11	70	(4,375)
Synta Pharmaceuticals Corp., Strike Price USD 5, Expires 11/21/11	87	(870)
Tenet Healthcare Corp., Strike Price USD 6, Expires 11/21/11	330	(1,650)
Teva Pharmaceutical Industries Ltd. - ADR, Strike Price USD 40, Expires 11/21/11	295	(47,495)
Thermo Fisher Scientific, Inc.:
Strike Price USD 50, Expires 11/21/11	30	(4,500)
Strike Price USD 55, Expires 12/19/11	65	(4,062)
Thoratec Corp., Strike Price USD 40, Expires 11/21/11	30	(1,800)
United Therapeutics Corp., Strike Price USD 45, Expires 11/21/11	50	(5,500)
UnitedHealth Group, Inc., Strike Price USD 49, Expires 12/19/11	315	(49,298)
Vertex Pharmaceuticals, Inc., Strike Price USD 52.50, Expires 11/08/11	125	–
Watson Pharmaceuticals, Inc.:
Strike Price USD 65, Expires 11/21/11	105	(37,802)
Strike Price USD 70, Expires 11/21/11	100	(10,000)
WellPoint, Inc., Strike Price USD 70, Expires 12/19/11	25	(6,000)
Wright Medical Group, Inc., Strike Price USD 17.75, Expires 11/11/11	200	(7,509)
Zimmer Holdings, Inc.:
Strike Price USD 55, Expires 11/21/11	65	(3,575)
Strike Price USD 60, Expires 12/19/11	65	(1,300)

Total Exchange-Traded Call Options		(1,468,896)

Exchange-Traded Put Options – (0.3)%
Medtronic, Inc., Strike Price USD 35, Expires 11/28/11	261	(29,479)
Pfizer, Inc., Strike Price USD 20, Expires 12/19/11	1,065	(130,463)
St. Jude Medical, Inc., Strike Price USD 41.20, Expires 12/02/11	609	(173,432)
Stryker Corp.:
Strike Price USD 47, Expires 11/21/11	100	(9,000)
Strike Price USD 49.50, Expires 11/28/11	611	(144,373)

Options Written	Contracts	Value

Exchange-Traded Put Options (concluded)
WellPoint, Inc., Strike Price USD 72.50, Expires 12/19/11	173	$(90,392)

Total Exchange-Traded Put Options		(577,139)

Over-the-Counter Call Options – (0.3)%
Aetna, Inc., Strike Price USD 40.58, Expires 11/01/11, Broker Citigroup Global Markets, Inc.	10,000	(369)
Allergan, Inc., Strike Price USD 81.63, Expires 11/04/11, Broker Banc of America Securities	27,000	(77,162)
Bayer AG, Strike Price EUR 45.32, Expires 11/30/11, Broker Credit Suisse First Boston	5,700	(18,543)
Celgene Corp., Strike Price USD 60.50, Expires 11/14/11, Broker Goldman Sachs & Co.	3,000	(13,432)
Covidien Plc, Strike Price USD 49.44, Expires 11/15/11, Broker Credit Suisse First Boston	27,000	(6,196)
DiaSorin SpA, Strike Price EUR 29.42, Expires 11/09/11, Broker UBS Securities LLC	8,300	(15)
Eli Lilly & Co., Strike Price USD 36.92, Expires 11/14/11, Broker Goldman Sachs & Co.	14,000	(8,162)
GlaxoSmithKline Plc:
Strike Price GBP 13.13, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	14,000	(18,630)
Strike Price GBP 13.43, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	16,000	(14,275)
Strike Price GBP 13.43, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	18,000	(15,652)
Henry Schein, Inc., Strike Price USD 61.68, Expires 11/04/11, Broker UBS Securities LLC	25,000	(191,059)
Johnson & Johnson, Strike Price USD 66.84, Expires 11/01/11, Broker Citigroup Global Markets, Inc.	10,000	(2)
Merck KGaA, Strike Price EUR 57.92, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	6,000	(80,825)
Momenta Pharmaceuticals, Inc., Strike Price USD 20, Expires 11/07/11, Broker UBS Securities LLC	16,500	(110)
Roche Holding AG, Strike Price CHF 143.47, Expires 11/09/11, Broker UBS Securities LLC	5,700	(12,311)
Sanofi SA:
Strike Price EUR 47.13, Expires 11/28/11, Broker Morgan Stanley & Co., Inc.	7,800	(50,871)
Strike Price EUR 50.42, Expires 11/28/11, Broker Credit Suisse First Boston	7,600	(19,929)
Stewart Enterprises, Inc., Class A, Strike Price USD 6.35, Expires 12/08/11, Broker UBS Securities LLC	22,500	(11,510)

See Notes to Financial Statements.

66	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Zimmer Holdings, Inc., Strike Price USD 57.88, Expires 11/01/11, Broker Citigroup Global Markets, Inc.	5,000	$–

Total Over-the-Counter Call Options		(539,053)

Over-the-Counter Put Options – (0.1)%
Hologic, Inc., Strike Price USD 16, Expires 12/02/11, Broker Goldman Sachs & Co.	58,300	(47,623)
Integra Lifesciences Holding, Strike Price USD 37.80, Expires 12/02/11, Broker Citigroup Global Markets, Inc.	41,700	(243,596)

Total Over-the-Counter Put Options		(291,219)

Total Options Written (Premiums Received – $2,771,548) – (1.4)%		(2,876,307)

Total Investments Net of Outstanding Options Written – 95.2%		192,855,990
Other Assets Less Liabilities – 4.8%		9,818,640

Net Assets – 100.0%		$202,674,630

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$180,428,141

Gross unrealized appreciation	$18,523,293
Gross unrealized depreciation	(3,219,137)

Net unrealized appreciation	$15,304,156

(a)	Non-income producing security.
(b)	All or a portion of security has been pledged/segregated as collateral or held in connection with outstanding options written.
(c)	Security, or a portion of security, is on loan.
(d)	Represents the current yield as of report date.

(e)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2010	Net Activity	Shares/ Beneficial Interest Held at October 31, 2011	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	14,067,561	(6,266,496)	7,801,065	$128	$13,336
BlackRock Liquidity Series, LLC Money Market Series	–	$7,320,205	$7,320,205	–	$18,798

(f)	Security was purchased with the cash collateral from loaned securities.

—	Foreign currency exchange contracts as of October 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation

CHF	464,000	USD	537,167	Citigroup Global Markets, Inc.	11/01/11	$ (8,573)
EUR	47,000	USD	65,841	Citigroup Global Markets, Inc.	11/02/11	(807)
CHF	362,000	USD	415,949	Citigroup Global Markets, Inc.	11/02/11	(3,554)

Total	$(12,934)

—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	67

Schedule of Investments (concluded)	BlackRock Health Sciences Trust (BME)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$36,416,382	–	–	$36,416,382
Diversified Consumer Services	479,780	–	–	479,780
Electronic Equipment, Instruments & Components	2,869,218	–	–	2,869,218
Health Care Equipment & Supplies	25,175,481	$268,676	–	25,444,157
Health Care Providers & Services	34,715,086	–	–	34,715,086
Industrial Conglomerates	–	530,826	–	530,826
Life Sciences Tools & Services	5,256,221	–	–	5,256,221
Machinery	2,867,309	–	–	2,867,309
Pharmaceuticals	55,011,282	17,018,741	–	72,030,023
Short-Term Securities	7,801,065	7,320,205	–	15,121,270

Total	$170,591,824	$25,138,448	–	$195,730,272

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Equity contracts	$2,025	–	–	$2,025
Liabilities:
Equity contracts	(1,456,291)	$(1,420,016)	–	(2,876,307)
Foreign currency exchange contracts	(12,934)	–	–	(12,934)

Total	$(1,467,200)	$(1,420,016)	–	$(2,887,216)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

68	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments October 31, 2011	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia – 2.7%
Australia & New Zealand Banking Group Ltd.	366,500	$8,281,560
BHP Billiton Ltd. - ADR (a)	106,900	8,346,752
Newcrest Mining Ltd.	267,600	9,457,444

		26,085,756

Belgium – 1.0%
Anheuser-Busch InBev NV	179,900	9,976,561

Bermuda – 0.8%
Seadrill Ltd.	228,694	7,510,097

Brazil – 3.0%
Banco Bradesco SA - ADR (a)	517,300	9,414,860
Banco Bradesco SA, Preference Shares	203,300	3,682,692
BM&FBOVESPA SA	962,344	5,790,263
Cia Energetica de Minas Gerais - ADR	574,600	9,791,184
Tractebel Energia SA	11,700	187,339

		28,866,338

Canada – 5.6%
Canadian National Railway Co. (a)	117,600	9,222,192
Enbridge, Inc.	129,000	4,468,894
First Quantum Minerals Ltd.	360,500	7,562,634
Gildan Activewear, Inc.	114,500	2,954,542
Manulife Financial Corp.	359,500	4,746,446
Quadra FNX Mining Ltd. (b)	229,400	2,646,702
Royal Bank of Canada	92,300	4,502,258
Suncor Energy, Inc. (a)	131,100	4,183,401
The Toronto-Dominion Bank	68,300	5,154,963
TransCanada Corp.	157,700	6,703,535
Trican Well Service Ltd.	104,700	1,851,880

		53,997,447

China – 1.5%
China Construction Bank Corp., H Shares	12,479,700	9,169,275
China Merchants Bank Co. Ltd., H Shares	2,363,900	4,773,101
Lentuo International, Inc. - ADR (b)	155,700	607,230

		14,549,606

Columbia – 0.5%
Petrominerales Ltd.	183,000	4,828,593

Denmark – 0.4%
Carlsberg A/S, Class B	56,500	3,825,068

France – 5.4%
AXA SA	447,973	7,205,174
BNP Paribas SA	84,400	3,768,872
Danone SA	175,500	12,166,168
GDF Suez	183,160	5,160,115
LVMH Moet Hennessy Louis Vuitton SA	30,200	5,005,473
Sanofi SA	111,800	7,998,064
Societe Generale	130,500	3,736,444
Technip SA	67,700	6,401,513

		51,441,823

Germany – 8.5%
Adidas AG	82,600	5,817,252
Allianz SE	80,900	9,001,107
Bayer AG	39,700	2,529,366
Bayerische Motoren Werke AG	62,400	5,069,010
Continental AG (b)	56,200	4,190,726
E.ON AG	145,900	3,518,376
Infineon Technologies AG	860,900	7,750,867
K+S AG	144,400	9,150,021
Kabel Deutschland Holding AG (b)	131,900	7,481,266
Merck KGaA	73,200	6,830,636

Common Stocks	Shares	Value

Germany (concluded)
Metro AG	78,100	$3,618,665
SAP AG - ADR (a)	117,300	7,080,228
Siemens AG	34,500	3,616,321
Volkswagen AG, Preference Shares	33,144	5,772,019

		81,425,860

Gibraltar – 0.1%
Bwin.Party Digital Entertainment Plc	423,699	742,756

Hong Kong – 3.8%
AIA Group Ltd.	1,645,100	5,030,286
Cheung Kong Holdings Ltd.	159,000	1,970,953
China Merchants Holdings International Co. Ltd.	1,566,000	4,832,250
China Mobile Ltd.	590,500	5,612,314
China Resources Enterprise Ltd.	920,000	3,359,884
China Unicom Hong Kong Ltd.	697,400	1,402,204
Hong Kong Exchanges and Clearing Ltd.	242,500	4,110,835
Melco Crown Entertainment Ltd. - ADR (a)(b)	249,000	2,856,030
New World Development Co. Ltd.	2,238,900	2,358,577
Wharf Holdings Ltd.	962,000	5,117,115

		36,650,448

India – 0.6%
HDFC Bank Ltd.	615,000	6,131,472

Indonesia – 0.4%
Adaro Energy Tbk PT	17,527,800	3,953,439

Ireland – 1.8%
Covidien Plc	96,500	4,539,360
Shire Plc - ADR (a)	67,400	6,355,820
WPP Plc	574,900	5,950,820

		16,846,000

Israel – 1.1%
Check Point Software Technologies Ltd. (a)(b)	115,300	6,644,739
Teva Pharmaceutical Industries Ltd. - ADR (a)	97,100	3,966,535

		10,611,274

Italy – 1.5%
ENI SpA	407,100	8,998,504
Intesa Sanpaolo SpA	2,900,100	5,118,683

		14,117,187

Japan – 11.0%
Bridgestone Corp.	343,700	8,058,768
Canon, Inc.	98,700	4,480,763
The Chiba Bank Ltd.	911,900	5,579,322
Daikin Industries Ltd.	148,400	4,391,707
Daiwa Office Investment Corp. - REIT	699	1,733,445
IHI Corp.	3,252,800	7,409,911
Japan Prime Realty Investment Corp. - REIT	889	2,128,972
Japan Tobacco, Inc.	1,320	6,597,574
JGC Corp.	217,000	6,113,352
Komatsu Ltd.	228,300	5,644,675
Kubota Corp.	648,800	5,343,640
Mitsubishi Chemical Holdings Corp.	677,400	4,106,316
Mitsui Fudosan Co. Ltd.	293,500	4,880,989
ORIX Corp.	54,800	4,782,686
Softbank Corp.	192,500	6,247,710
Sumitomo Electric Industries Ltd.	337,600	3,743,128
Sumitomo Mitsui Financial Group, Inc.	157,200	4,393,980
Teijin Ltd.	1,044,900	3,647,508
Tokyo Electron Ltd.	118,500	6,302,244
Toray Industries, Inc.	816,700	5,812,782

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	69

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (concluded)
Yamato Holdings Co. Ltd.	242,500	$4,020,138

		105,419,610

Luxembourg – 0.8%
ArcelorMittal	371,400	7,700,244

Mexico – 1.1%
Fomento Economico Mexicano SAB de CV - ADR (a)	92,500	6,202,125
Grupo Modelo SAB de CV, Series C	623,300	3,965,136

		10,167,261

Netherlands – 8.0%
Aegon NV (b)	921,600	4,395,062
Akzo Nobel NV	109,900	5,778,768
ASML Holding NV	287,500	12,060,331
Corio NV - REIT	16,300	828,339
ING Groep NV (b)	459,300	3,959,615
Koninklijke DSM NV	121,000	6,191,800
Koninklijke KPN NV	318,800	4,174,026
Randstad Holding NV	173,000	6,141,936
Royal Dutch Shell Plc, Class A - ADR (a)	349,100	24,754,681
Unilever NV	251,800	8,693,059

		76,977,617

Norway – 1.1%
Aker Solutions ASA	272,600	3,134,015
DnB NOR ASA	354,300	4,098,185
Storebrand ASA	598,100	3,654,069

		10,886,269

Singapore – 2.2%
Avago Technologies Ltd. (a)	130,700	4,413,739
Sakari Resources Ltd.	3,252,400	6,075,410
Singapore Telecommunications Ltd.	4,232,400	10,700,831

		21,189,980

South Africa – 0.9%
MTN Group Ltd.	288,000	5,005,672
Naspers Ltd., N Shares	85,400	4,051,370

		9,057,042

South Korea – 3.4%
Hyundai Marine & Fire Insurance Co. Ltd.	301,600	8,733,075
Hyundai Mobis Co. Ltd.	11,800	3,377,059
Kia Motors Corp.	90,000	5,770,069
KT Corp. - ADR	279,300	4,658,724
Samsung Electronics Co. Ltd.	6,600	5,681,684
Samsung Life Insurance Co. Ltd. (c)	62,400	4,839,479

		33,060,090

Spain – 1.2%
Telefonica SA	522,200	11,097,593

Switzerland – 5.5%
Adecco SA (b)	97,800	4,697,063
Julius Baer Group Ltd. (b)	143,300	5,384,474
Nestle SA	203,100	11,746,836
Roche Holding AG	58,700	9,630,874
Swiss Re AG (b)	140,800	7,687,469
Temenos Group AG (b)	299,800	5,701,909
Xstrata Plc	478,361	7,967,835

		52,816,460

Taiwan – 1.4%
Mega Financial Holding Co. Ltd.	7,967,322	6,124,458

Common Stocks	Shares	Value

Taiwan (concluded)
United Microelectronics Corp.	15,695,000	$6,891,238

		13,015,696

Thailand – 0.3%
Bangkok Bank Public Co. Ltd.	569,600	2,886,542

United Kingdom – 15.3%
Aegis Group Plc	2,177,000	4,778,542
ARM Holdings Plc	575,000	5,395,152
Barclays Plc - ADR (a)	495,700	6,201,207
Barratt Developments Plc (b)	105,100	149,748
Bellway Plc	113,600	1,292,646
BG Group Plc	365,300	7,921,160
Britvic Plc	1,128,700	5,977,019
Compass Group Plc	372,200	3,379,886
Experian Plc	390,400	5,071,585
GlaxoSmithKline Plc	442,700	9,935,220
HSBC Holdings Plc	2,240,700	19,550,777
Imperial Tobacco Group Plc	267,900	9,758,756
Inchcape Plc	837,120	4,370,996
International Consolidated Airlines Group SA (b)	2,420,400	6,462,927
Kazakhmys Plc	234,000	3,459,350
National Grid Plc	1,081,900	10,756,279
Persimmon Plc	50,300	401,124
Rexam Plc	1,050,900	5,825,127
SSE Plc	476,400	10,293,169
Subsea 7 SA (b)	274,300	5,914,802
Taylor Wimpey Plc (b)	2,185,100	1,293,300
Unilever Plc	163,100	5,467,131
Vodafone Group Plc - ADR (a)	464,200	12,923,328

		146,579,231

United States – 0.8%
NII Holdings, Inc. (a)(b)	128,100	3,014,193
TE Connectivity Ltd. (a)	117,800	4,187,790

		7,201,983

Total Common Stocks – 91.7%		879,615,343

Investment Companies – 3.6%

iShares MSCI EAFE Index Fund (a)	660,000	34,564,200

Rights

Hong Kong – 0.1%
New World Development Co. Ltd., Expires 11/17/11(b)	1,119,450	381,853

Total Long-Term Investments (Cost – $959,758,358) – 95.4%		914,561,396

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (d)(e)	61,562,830	61,562,830

Total Short-Term Securities (Cost – $61,562,830) – 6.4%		61,562,830

See Notes to Financial Statements.

70	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value

Exchange-Traded Call Options – 0.0%
Sohu.com, Inc., Strike Price USD 85, Expires 11/21/11	285	$19,950

Over-the-Counter Call Options – 0.0%
New Oriental Education & Technology Group - ADR, Strike Price USD 32, Expires 11/15/11, Broker Deutsche Bank Securities Corp.	87,200	79,924

Total Options Purchased (Cost – $100,464) – 0.0%		99,874

Total Investments Before Outstanding Options Written (Cost – $1,021,421,652*) – 101.8%		976,224,100

Options Written

Exchange-Traded Call Options – (0.5)%
Anheuser-Busch InBev NV, Strike Price EUR 40, Expires 11/18/11	140	(18,096)
Avago Technologies Ltd., Strike Price USD 35, Expires 11/21/11	720	(57,600)
Banco Bradesco SA - ADR, Strike Price USD 18, Expires 12/19/11	1,800	(186,300)
Barclays Plc - ADR:
Strike Price USD 12, Expires 11/21/11	1,190	(121,975)
Strike Price USD 13, Expires 12/19/11	335	(28,475)
BHP Billiton Ltd. - ADR, Strike Price USD 77.50, Expires 11/21/11	590	(216,825)
Canadian National Railway Co., Strike Price USD 75, Expires 12/19/11	630	(321,300)
Check Point Software Technologies Ltd.:
Strike Price USD 57.50, Expires 11/21/11	460	(79,350)
Strike Price USD 62.50, Expires 11/21/11	175	(3,500)
Danone SA, Strike Price EUR 48, Expires 11/18/11	65	(21,043)
Enbridge, Inc., Strike Price CAD 34, Expires 11/21/11	1,290	(116,479)
First Quantum Minerals Ltd., Strike Price CAD 18, Expires 12/19/11	2,000	(742,413)
Fomento Economico Mexicano SAB de CV:
Strike Price USD 65, Expires 11/21/11	340	(130,900)
Strike Price USD 70, Expires 12/19/11	93	(21,390)
Strike Price USD 75, Expires 12/19/11	93	(7,905)
Gildan Activewear, Inc., Strike Price CAD 29, Expires 11/21/11	630	(4,108)
iShares MSCI EAFE Index Fund, Strike Price USD 53, Expires 11/21/11	6,600	(821,700)
LVMH Moet Hennessy Louis Vuitton SA, Strike Price EUR 120, Expires 11/18/11	55	(24,298)
Manulife Financial Corp.:
Strike Price CAD 13, Expires 11/21/11	100	(5,719)
Strike Price CAD 13, Expires 12/19/11	940	(75,445)
Strike Price CAD 14, Expires 12/19/11	940	(33,479)
Melco Crown Entertainment Ltd. - ADR, Strike Price USD 11, Expires 11/21/11	1,370	(143,850)
NII Holdings, Inc.:
Strike Price USD 33, Expires 12/19/11	355	(3,550)
Strike Price USD 34, Expires 12/19/11	355	(3,550)
Petrominerales Ltd.:
Strike Price CAD 27, Expires 11/21/11	580	(65,463)
Strike Price CAD 32, Expires 11/21/11	430	(3,883)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
Quadra FNX Mining Ltd., Strike Price CAD 12, Expires 11/21/11	77	$(3,669)
Royal Bank of Canada, Strike Price CAD 48, Expires 12/19/11	510	(94,658)
Royal Dutch Shell Plc, Class A - ADR:
Strike Price USD 65, Expires 11/21/11	110	(73,700)
Strike Price USD 67.50, Expires 11/21/11	75	(27,642)
SAP AG - ADR:
Strike Price USD 55, Expires 11/21/11	460	(289,800)
Strike Price USD 60, Expires 12/19/11	183	(55,359)
Shire Plc - ADR:
Strike Price USD 95, Expires 11/04/11	70	(4,980)
Strike Price USD 95, Expires 11/21/11	55	(11,000)
Strike Price USD 97.50, Expires 11/21/11	144	(14,400)
Strike Price USD 97.50, Expires 1/23/12	100	(34,500)
Suncor Energy, Inc.:
Strike Price USD 32, Expires 11/21/11	90	(11,070)
Strike Price USD 33, Expires 12/19/11	315	(48,195)
Strike Price USD 34, Expires 12/19/11	315	(36,225)
TE Connectivity Ltd., Strike Price USD 35, Expires 12/19/11	650	(139,750)
Teva Pharmaceutical Industries Ltd. - ADR, Strike Price USD 40, Expires 11/21/11	535	(86,135)
The Toronto-Dominion Bank, Strike Price CAD 76, Expires 12/19/11	375	(63,017)
TransCanada Corp., Strike Price CAD 42, Expires 11/21/11	870	(112,596)
Unilever NV, Strike Price EUR 24, Expires 11/18/11	70	(10,040)
Vodafone Group Plc - ADR, Strike Price USD 28, Expires 12/19/11	2,560	(172,800)

Total Exchange-Traded Call Options		(4,548,132)

Over-the-Counter Call Options – (2.9)%
Adecco SA, Strike Price CHF 35.59, Expires 11/16/11, Broker Morgan Stanley & Co., Inc.	53,800	(408,182)
Adidas AG, Strike Price EUR 49.20, Expires 11/09/11, Broker Deutsche Bank Securities Corp.	46,000	(146,473)
Aegis Group Plc:
Strike Price GBP 1.20, Expires 11/16/11, Broker UBS Securities LLC	160,331	(44,368)
Strike Price GBP 1.28, Expires 11/16/11, Broker Credit Suisse First Boston	668,044	(118,207)
Strike Price GBP 1.35, Expires 11/30/11, Broker UBS Securities LLC	525,185	(73,332)
Aegon NV:
Strike Price EUR 2.89, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	428,000	(331,176)
Strike Price EUR 2.97, Expires 11/09/11, Broker UBS Securities LLC	79,000	(52,384)
AIA Group Ltd., Strike Price HKD 23.54, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	905,000	(153,535)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	71

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Aker Solutions ASA:
Strike Price NOK 60.51, Expires 11/09/11, Broker UBS Securities LLC	53,500	$(48,182)
Strike Price NOK 68.88, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	96,500	(23,701)
Akzo Nobel NV, Strike Price EUR 40.53, Expires 11/30/11, Broker Morgan Stanley & Co., Inc.	61,000	(43,010)
Allianz SE, Strike Price EUR 73.95, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	45,000	(465,767)
Anheuser-Busch InBev NV, Strike Price EUR 37.63, Expires 11/18/11, Broker Citigroup Global Markets, Inc.	85,300	(313,404)
ArcelorMittal:
Strike Price EUR 12.03, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	34,000	(138,995)
Strike Price EUR 13.92, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	68,000	(113,341)
Strike Price EUR 12.03, Expires 11/16/11, Broker Morgan Stanley & Co., Inc.	34,000	(139,372)
Strike Price EUR 13.92, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	68,000	(119,799)
ARM Holdings Plc, Strike Price GBP 5.95, Expires 11/09/11, Broker UBS Securities LLC	315,000	(42,063)
ASML Holding NV:
Strike Price EUR 25.50, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	72,000	(480,574)
Strike Price EUR 26.71, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	86,200	(435,527)
Australia & New Zealand Banking Group Ltd., Strike Price AUD 20.67, Expires 11/07/11, Broker Morgan Stanley & Co., Inc.	202,000	(176,214)
AXA SA, Strike Price EUR 10.87, Expires 11/30/11, Broker Credit Suisse First Boston	246,000	(323,912)
Banco Bradesco SA - ADR, Strike Price USD 17.62, Expires 11/08/11, Broker UBS Securities LLC	107,000	(75,532)
Banco Bradesco SA, Preference Shares, Strike Price BRL 29.86, Expires 12/06/11, Broker Deutsche Bank Securities Corp.	112,000	(141,807)
Barclays Plc - ADR, Strike Price USD 11.39, Expires 11/11/11, Broker Morgan Stanley & Co., Inc.	120,000	(156,478)
Bayer AG, Strike Price EUR 45.32, Expires 11/30/11, Broker Credit Suisse First Boston	21,900	(71,245)
Bayerische Motoren Werke AG, Strike Price EUR 54.59, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	38,700	(242,873)
Bellway Plc:
Strike Price GBP 6.34, Expires 11/09/11, Broker Societe General Securities Corp.	31,300	(38,121)
Strike Price GBP 6.34, Expires 11/16/11, Broker Societe General Securities Corp.	31,300	(37,309)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
BG Group Plc:
Strike Price GBP 12.59, Expires 11/09/11, Broker Societe General Securities Corp.	50,500	$(81,494)
Strike Price GBP 12.65, Expires 11/16/11, Broker Credit Suisse First Boston	151,000	(245,805)
BM&FBOVESPA SA:
Strike Price BRL 9.41, Expires 11/16/11, Broker Credit Suisse First Boston	86,000	(47,413)
Strike Price BRL 8.96, Expires 11/29/11, Broker Citigroup Global Markets, Inc.	443,500	(361,648)
BNP Paribas SA:
Strike Price EUR 32.60, Expires 11/16/11, Broker Societe General Securities Corp.	23,500	(44,447)
Strike Price EUR 33.62, Expires 11/28/11, Broker UBS Securities LLC	12,000	(27,578)
Bridgestone Corp., Strike Price JPY 1,749.30, Expires 11/30/11, Broker Morgan Stanley & Co., Inc.	189,000	(297,190)
Britvic Plc:
Strike Price GBP 3.11, Expires 11/09/11, Broker UBS Securities LLC	399,300	(129,439)
Strike Price GBP 3.06, Expires 11/16/11, Broker UBS Securities LLC	225,000	(89,172)
Bwin.Party Digital Entertainment Plc:
Strike Price GBP 1.14, Expires 11/09/11, Broker UBS Securities LLC	102,000	(4,956)
Strike Price GBP 1.32, Expires 11/09/11, Broker UBS Securities LLC	131,000	(57)
Canadian National Railway Co., Strike Price USD 73.90, Expires 11/11/11, Broker Deutsche Bank Securities Corp.	16,000	(74,828)
Canon, Inc., Strike Price JPY 3,540.05, Expires 11/30/11, Broker Morgan Stanley & Co., Inc.	54,000	(82,309)
Carlsberg A/S, Class B, Strike Price DKK 363.19, Expires 11/28/11, Broker UBS Securities LLC	31,100	(122,418)
Cheung Kong Holdings Ltd., Strike Price HKD 86.80, Expires 11/30/11, Broker JPMorgan Chase Securities	159,000	(212,610)
The Chiba Bank Ltd.:
Strike Price JPY 514.24, Expires 11/30/11, Broker JPMorgan Chase Securities	312,000	(9,463)
Strike Price JPY 545.40, Expires 11/30/11, Broker Morgan Stanley & Co., Inc.	190,000	(948)
China Construction Bank Corp., H Shares, Strike Price HKD 5.18, Expires 11/30/11, Broker Morgan Stanley & Co., Inc.	6,865,000	(541,370)
China Merchants Bank Co. Ltd., H Shares, Strike Price HKD 13.42, Expires 11/30/11, Broker JPMorgan Chase Securities	1,300,000	(438,686)

See Notes to Financial Statements.

72	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
China Merchants Holdings International Co. Ltd., Strike Price HKD 21.91, Expires 11/30/11, Broker Morgan Stanley & Co., Inc.	862,000	$(287,830)
China Mobile Ltd., Strike Price HKD 77.18, Expires 11/30/11, Broker JPMorgan Chase Securities	325,000	(48,102)
China Resources Enterprise Ltd.:
Strike Price HKD 31.93, Expires 11/07/11, Broker Deutsche Bank Securities Corp.	310,000	(1,074)
Strike Price HKD 27.88, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	610,000	(123,324)
Cia Energetica de Minas Gerais - ADR:
Strike Price USD 19.23, Expires 11/10/11, Broker Goldman Sachs & Co.	53,500	(805)
Strike Price USD 15.84, Expires 11/29/11, Broker Morgan Stanley & Co., Inc.	100,000	(142,503)
Strike Price USD 15.43, Expires 12/13/11, Broker Morgan Stanley & Co., Inc.	162,500	(295,466)
Compass Group Plc, Strike Price GBP 5.49, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	204,800	(63,118)
Continental AG, Strike Price EUR 44.63, Expires 11/28/11, Broker Morgan Stanley & Co., Inc.	31,000	(440,507)
Corio NV - REIT, Strike Price EUR 34.73, Expires 11/16/11, Broker Morgan Stanley & Co., Inc.	9,000	(24,929)
Covidien Plc, Strike Price USD 49.78, Expires 11/15/11, Broker Banc of America Securities	53,000	(9,507)
Daikin Industries Ltd., Strike Price JPY 2,320.63, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	82,000	(99,115)
Daiwa Office Investment Corp. - REIT:
Strike Price JPY 195,334, Expires 11/07/11, Broker Deutsche Bank Securities Corp.	195	(7,592)
Strike Price JPY 208,278, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	190	(5,038)
Danone SA, Strike Price EUR 43.29, Expires 11/28/11, Broker Citigroup Global Markets, Inc.	90,500	(855,006)
DnB NOR ASA, Strike Price NOK 58.72, Expires 11/28/11, Broker Citigroup Global Markets, Inc.	195,000	(213,413)
E.ON AG, Strike Price EUR 14.09, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	80,300	(371,022)
ENI SpA:
Strike Price EUR 14.03, Expires 11/09/11, Broker UBS Securities LLC	87,500	(238,429)
Strike Price EUR 14.18, Expires 11/09/11, Broker UBS Securities LLC	140,000	(354,236)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Experian Plc:
Strike Price GBP 7.81, Expires 11/30/11, Broker UBS Securities LLC	107,400	$(60,351)
Strike Price GBP 7.81, Expires 12/14/11, Broker UBS Securities LLC	107,400	(65,081)
GDF Suez, Strike Price EUR 21.00, Expires 11/16/11, Broker UBS Securities LLC	100,800	(29,543)
GlaxoSmithKline Plc:
Strike Price GBP 13.25, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	26,800	(30,894)
Strike Price GBP 13.43, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	270,500	(241,335)
Grupo Modelo SAB de CV, Series C:
Strike Price MXN 73.25, Expires 11/16/11, Broker Credit Suisse First Boston	114,100	(97,835)
Strike Price MXN 78.99, Expires 11/29/11, Broker Credit Suisse First Boston	114,500	(57,907)
Strike Price MXN 79.97, Expires 12/06/11, Broker Credit Suisse First Boston	114,100	(54,385)
Hong Kong Exchanges and Clearing Ltd., Strike Price HKD 123.83, Expires 11/30/11, Broker Goldman Sachs & Co.	133,000	(203,403)
HSBC Holdings Plc:
Strike Price GBP 5.17, Expires 11/09/11, Broker UBS Securities LLC	1,097,000	(470,943)
Strike Price GBP 5.45, Expires 11/30/11, Broker UBS Securities LLC	136,000	(32,627)
IHI Corp., Strike Price JPY 174.04, Expires 11/30/11, Broker JPMorgan Chase Securities	1,789,000	(258,499)
Imperial Tobacco Group Plc, Strike Price GBP 21.26, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	238,900	(542,793)
Inchcape Plc, Strike Price GBP 2.93, Expires 11/09/11, Broker UBS Securities LLC	460,500	(254,881)
Infineon Technologies AG:
Strike Price EUR 6.23, Expires 11/16/11, Broker Credit Suisse First Boston	344,000	(179,713)
Strike Price EUR 6.52, Expires 12/07/11, Broker UBS Securities LLC	130,000	(87,019)
ING Groep NV, Strike Price EUR 6.58, Expires 11/28/11, Broker Morgan Stanley & Co., Inc.	361,000	(223,670)
International Consolidated Airlines Group SA:
Strike Price GBP 1.48, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	490,000	(145,538)
Strike Price GBP 1.60, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	841,500	(131,106)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	73

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Intesa Sanpaolo SpA, Strike Price EUR 1.32, Expires 11/28/11, Broker Citigroup Global Markets, Inc.	1,991,600	$(178,981)
Japan Prime Realty Investment Corp. - REIT:
Strike Price JPY 198,186, Expires 11/07/11, Broker Deutsche Bank Securities Corp.	245	(1,028)
Strike Price JPY 200,462.50, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	245	(4,483)
Japan Tobacco, Inc., Strike Price JPY 395,378.02, Expires 11/30/11, Broker Goldman Sachs & Co.	1,200	(204,430)
JGC Corp., Strike Price JPY 2,131.70, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	119,000	(218,793)
Julius Baer Group Ltd., Strike Price CHF 28.81, Expires 11/28/11, Broker Citigroup Global Markets, Inc.	78,800	(407,473)
K+S AG:
Strike Price EUR 43.72, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	57,300	(229,859)
Strike Price EUR 44.72, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	22,500	(83,901)
Kabel Deutschland Holding AG:
Strike Price EUR 41.23, Expires 11/09/11, Broker Deutsche Bank Securities Corp.	33,000	(41,848)
Strike Price EUR 38.42, Expires 11/16/11, Broker Morgan Stanley & Co., Inc.	15,500	(69,796)
Strike Price EUR 41.79, Expires 11/30/11, Broker UBS Securities LLC	24,500	(48,459)
Kazakhmys Plc, Strike Price GBP 10.26, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	128,700	(22,495)
Komatsu Ltd., Strike Price JPY 1,594.32, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	125,600	(544,331)
Koninklijke DSM NV, Strike Price EUR 33.35, Expires 11/16/11, Broker UBS Securities LLC	66,600	(346,163)
Koninklijke KPN NV, Strike Price EUR 9.94, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	175,400	(12,708)
KT Corp. - ADR:
Strike Price USD 17.32, Expires 11/14/11, Broker Morgan Stanley & Co., Inc.	70,000	(16,890)
Strike Price USD 15.48, Expires 11/23/11, Broker Morgan Stanley & Co., Inc.	52,000	(65,106)
Strike Price USD 15.35, Expires 11/29/11, Broker UBS Securities LLC	31,500	(43,496)
Kubota Corp., Strike Price JPY 657.42, Expires 11/30/11, Broker JPMorgan Chase Securities	357,000	(92,504)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
LVMH Moet Hennessy Louis Vuitton SA, Strike Price EUR 114.59, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	14,000	$(118,071)
Mega Financial Holding Co. Ltd., Strike Price TWD 20.01, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	4,382,000	(509,188)
Merck KGaA, Strike Price EUR 57.92, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	40,300	(542,873)
Metro AG, Strike Price EUR 30.14, Expires 11/09/11, Broker Societe General Securities Corp.	43,000	(205,441)
Mitsubishi Chemical Holdings Corp., Strike Price JPY 555.53, Expires 11/30/11, Broker Goldman Sachs & Co.	373,000	(7,009)
Mitsui Fudosan Co. Ltd., Strike Price JPY 1,209.98, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	162,000	(229,336)
MTN Group Ltd., Strike Price ZAR 140.39, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	159,000	(44,930)
Naspers Ltd., N Shares, Strike Price ZAR 360.26, Expires 11/09/11, Broker Societe General Securities Corp.	47,000	(127,081)
National Grid Plc:
Strike Price GBP 6.21, Expires 11/09/11, Broker Societe General Securities Corp.	480,000	(60,239)
Strike Price GBP 6.35, Expires 11/30/11, Broker UBS Securities LLC	115,000	(14,368)
Nestle SA, Strike Price CHF 50.05, Expires 11/09/11, Broker UBS Securities LLC	138,000	(115,786)
New Oriental Education & Technology Group - ADR, Strike Price USD 32.50, Expires 11/15/11, Broker Credit Suisse First Boston	87,200	(68,417)
New World Development Co. Ltd., Strike Price HKD 6.95, Expires 11/30/11, Broker Goldman Sachs & Co.	1,341,317	(230,627)
Newcrest Mining Ltd., Strike Price AUD 36.54, Expires 11/30/11, Broker Citigroup Global Markets, Inc.	147,500	(69,629)
ORIX Corp., Strike Price JPY 6,067.69, Expires 11/30/11, Broker JPMorgan Chase Securities	30,200	(310,749)
Quadra FNX Mining Ltd., Strike Price CAD 11.43, Expires 12/02/11, Broker Morgan Stanley & Co., Inc.	118,500	(97,639)
Randstad Holding NV:
Strike Price EUR 21.48, Expires 11/16/11, Broker UBS Securities LLC	61,300	(357,991)
Strike Price EUR 23.28, Expires 11/16/11, Broker UBS Securities LLC	34,000	(123,516)
Rexam Plc, Strike Price GBP 3.31, Expires 11/30/11, Broker Credit Suisse First Boston	580,000	(186,097)
Roche Holding AG, Strike Price CHF 143.47, Expires 11/09/11, Broker UBS Securities LLC	34,900	(75,380)

See Notes to Financial Statements.

74	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Royal Dutch Shell Plc, Class A - ADR:
Strike Price USD 67.81, Expires 11/01/11, Broker Morgan Stanley & Co., Inc.	30,000	$(93,030)
Strike Price USD 67.95, Expires 11/29/11, Broker Morgan Stanley & Co., Inc.	90,500	(412,066)
Strike Price USD 73.11, Expires 12/09/11, Broker Deutsche Bank Securities Corp.	53,000	(50,758)
Sakari Resources Ltd.:
Strike Price SGD 2.65, Expires 11/08/11, Broker Goldman Sachs & Co.	1,051,000	(11,519)
Strike Price SGD 2.08, Expires 11/30/11, Broker Goldman Sachs & Co.	315,000	(78,920)
Sanofi SA, Strike Price EUR 47.13, Expires 11/28/11, Broker Morgan Stanley & Co., Inc.	61,500	(401,097)
Seadrill Ltd.:
Strike Price NOK 178.40, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	100,000	(137,675)
Strike Price NOK 175.58, Expires 11/30/11, Broker UBS Securities LLC	26,000	(58,424)
Siemens AG, Strike Price EUR 76.12, Expires 11/30/11, Broker Citigroup Global Markets, Inc.	19,000	(60,641)
Singapore Telecommunications Ltd.:
Strike Price SGD 3.17, Expires 11/08/11, Broker Deutsche Bank Securities Corp.	437,000	(18,707)
Strike Price SGD 3.17, Expires 11/08/11, Broker JPMorgan Chase Securities	1,891,000	(79,761)
Societe Generale, Strike Price EUR 20.43, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	71,800	(141,243)
Softbank Corp., Strike Price JPY 2,442.84, Expires 11/30/11, Broker Goldman Sachs & Co.	106,000	(251,644)
Sohu.com, Inc., Strike Price USD 85.87, Expires 11/10/11, Broker UBS Securities LLC	28,500	(8)
SSE Plc:
Strike Price GBP 13.29, Expires 11/09/11, Broker UBS Securities LLC	204,600	(83,370)
Strike Price GBP 13.45, Expires 11/30/11, Broker Credit Suisse First Boston	57,500	(23,868)
Storebrand ASA, Strike Price NOK 31.01, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	329,000	(198,778)
Subsea 7 SA, Strike Price NOK 116.29, Expires 11/09/11, Broker UBS Securities LLC	150,000	(182,156)
Sumitomo Mitsui Financial Group, Inc., Strike Price JPY 2,121.09, Expires 11/30/11, Broker Morgan Stanley & Co., Inc.	86,500	(113,202)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Swiss Re AG, Strike Price CHF 39.88, Expires 11/09/11, Broker Societe General Securities Corp.	78,000	$(716,374)
Taylor Wimpey Plc, Strike Price GBP 0.35, Expires 11/09/11, Broker Societe General Securities Corp.	1,202,000	(43,920)
Technip SA, Strike Price EUR 64.42, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	37,300	(269,927)
Teijin Ltd., Strike Price JPY 273.82, Expires 11/30/11, Broker Goldman Sachs & Co.	575,000	(92,090)
Telefonica SA, Strike Price EUR 13.91, Expires 11/09/11, Broker Societe General Securities Corp.	287,500	(577,444)
Temenos Group AG:
Strike Price CHF 13.28, Expires 11/28/11, Broker UBS Securities LLC	137,800	(542,931)
Strike Price CHF 16.64, Expires 12/07/11, Broker UBS Securities LLC	27,000	(65,214)
Tokyo Electron Ltd.:
Strike Price JPY 4,123.60, Expires 11/30/11, Broker JPMorgan Chase Securities	45,000	(125,131)
Strike Price JPY 4,346.60, Expires 1/04/12, Broker Goldman Sachs & Co.	20,000	(52,916)
Toray Industries, Inc., Strike Price JPY 547.52, Expires 11/30/11, Broker JPMorgan Chase Securities	450,000	(141,568)
Unilever NV, Strike Price EUR 22.58, Expires 11/18/11, Broker Morgan Stanley & Co., Inc.	178,000	(583,820)
Unilever Plc, Strike Price GBP 19.41, Expires 11/16/11, Broker Societe General Securities Corp.	89,800	(207,275)
United Microelectronics Corp.:
Strike Price TWD 13.39, Expires 1/04/12, Broker Deutsche Bank Securities Corp.	4,316,000	(120,028)
Strike Price TWD 13.39, Expires 1/11/12, Broker Deutsche Bank Securities Corp.	4,316,000	(125,682)
Volkswagen AG, Preference Shares, Strike Price EUR 110.09, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	18,400	(405,838)
Wharf Holdings Ltd., Strike Price HKD 42.33, Expires 11/30/11, Broker Goldman Sachs & Co.	529,000	(90,277)
WPP Plc:
Strike Price GBP 6.26, Expires 11/09/11, Broker Societe General Securities Corp.	175,000	(60,299)
Strike Price GBP 6.62, Expires 11/30/11, Broker UBS Securities LLC	142,000	(22,834)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	75

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Xstrata Plc:
Strike Price GBP 10.01, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	65,200	$(86,923)
Strike Price GBP 9.49, Expires 11/16/11, Broker Credit Suisse First Boston	165,000	(282,032)
Strike Price GBP 9.61, Expires 11/30/11, Broker Credit Suisse First Boston	33,000	(57,577)
Yamato Holdings Co. Ltd., Strike Price JPY 1,398.63, Expires 11/30/11, Broker JPMorgan Chase Securities	197,000	(14,504)

Total Over-the-Counter Call Options		(27,723,835)

Over-the-Counter Put Options – (0.0)%
Siemens AG, Strike Price EUR 72.42, Expires 11/30/11, Broker Citigroup Global Markets, Inc.	9,100	(20,255)

Total Options Written
(Premiums Received – $20,868,865) – (3.4)%		(32,292,222)

Value

Total Investments Net of Outstanding Options Written – 98.4%	$943,931,878
Other Assets Less Liabilities – 1.6%	15,220,659

Net Assets – 100.0%	$959,152,537

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,041,018,360

Gross unrealized appreciation	$47,717,373
Gross unrealized depreciation	(112,511,633)

Net unrealized depreciation	$(64,794,260)

(a)	All or a portion of security has been pledged/segregated as collateral or held in connection with outstanding options written.
(b)	Non-income producing security.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Represents the current yield as of report date.

(e)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2010	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at October 31, 2011	Value at October 31, 2011	Realized Gain (Loss)	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	57,450,039	931,834,943	(927,722,152)	61,562,830	$61,562,830	$303	$59,230

iShares MSCI EAFE Index Fund	–	812,000	(152,000)	660,000	$34,564,200	$170,048	$181,072

iShares MSCI Emerging Markets Index Fund	–	189,000	(189,000)	–	–	$27,221	$72,678

BlackRock Liquidity Series, LLC Money Market Series	–	– [1]	–	–	–	–	$205

1 Represents net beneficial interest purchased.

See Notes to Financial Statements.

76	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock International Growth and Income Trust (BGY)

—	Foreign currency exchange contracts as of October 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

JPY	151,336,000	USD	1,997,508	RBS Securities, Inc.	11/01/11	$ (61,770)

CHF	1,451,000	USD	1,679,804	Citigroup Global Markets, Inc.	11/01/11	(26,808)

USD	1,007,262	CAD	1,002,000	Citigroup Global Markets, Inc.	11/01/11	1,995

USD	282,662	THB	8,643,806	The Bank of New York	11/01/11	1,563

USD	120,501	TWD	3,641,536	The Bank of New York	11/02/11	(1,216)

USD	153,826	THB	4,735,520	The Bank of New York	11/02/11	(175)

GBP	97,000	USD	156,500	Citigroup Global Markets, Inc.	11/02/11	(534)

EUR	3,516,000	USD	4,925,459	Citigroup Global Markets, Inc.	11/02/11	(60,370)

EUR	771,000	USD	1,078,200	Deutsche Bank Securities Corp.	11/03/11	(11,367)

USD	156,498	GBP	97,000	Citigroup Global Markets, Inc.	11/03/11	532

USD	2,034,348	GBP	1,262,000	Citigroup Global Markets, Inc.	11/03/11	5,181

CHF	1,620,000	USD	1,859,818	Citigroup Global Markets, Inc.	11/03/11	(14,295)

Total	$(167,264)

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	77

Schedule of Investments (concluded)	BlackRock International Growth and Income Trust (BGY)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$8,346,752	$17,739,004	–	$26,085,756
Belgium	–	9,976,561	–	9,976,561
Bermuda	–	7,510,097	–	7,510,097
Brazil	28,866,338	–	–	28,866,338
Canada	53,997,447	–	–	53,997,447
China	607,230	13,942,376	–	14,549,606
Columbia	4,828,593	–	–	4,828,593
Denmark	–	3,825,068	–	3,825,068
France	–	51,441,823	–	51,441,823
Germany	7,080,228	74,345,632	–	81,425,860
Gibraltar	–	742,756	–	742,756
Hong Kong	2,856,030	33,794,418	–	36,650,448
India	–	6,131,472	–	6,131,472
Indonesia	–	3,953,439	–	3,953,439
Ireland	10,895,180	5,950,820	–	16,846,000
Israel	10,611,274	–	–	10,611,274
Italy	–	14,117,187	–	14,117,187
Japan	–	105,419,610	–	105,419,610
Luxembourg	–	7,700,244	–	7,700,244
Mexico	10,167,261	–	–	10,167,261
Netherlands	24,754,681	52,222,936	–	76,977,617
Norway	–	10,886,269	–	10,886,269
Singapore	4,413,739	16,776,241	–	21,189,980
South Africa	–	9,057,042	–	9,057,042
South Korea	4,658,724	28,401,366	–	33,060,090
Spain	–	11,097,593	–	11,097,593
Switzerland	–	52,816,460	–	52,816,460
Taiwan	–	13,015,696	–	13,015,696
Thailand	–	2,886,542	–	2,886,542
United Kingdom	19,124,535	127,454,696	–	146,579,231
United States	7,201,983	–	–	7,201,983
Investment Companies	34,564,200	–	–	34,564,200
Rights	–	381,853	–	381,853
Short-Term Securities	61,562,830	–	–	61,562,830

Total	$294,537,025	$681,587,201	–	$976,124,226

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Equity contracts	$19,950	$79,924	–	$99,874
Foreign currency exchange contracts	9,271	–	–	9,271
Liabilities:
Equity contracts	(4,442,031)	(27,850,191)	–	(32,292,222)
Foreign currency exchange contracts	(176,535)	–	–	(176,535)

Total	$(4,589,345)	$(27,770,267)	–	$(32,359,612)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

78	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments October 31, 2011	BlackRock Real Asset Equity Trust (BCF)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Chemicals – 11.0%
Agrium, Inc. (a)	76,200	$6,270,498
Air Products & Chemicals, Inc. (a)	92,900	8,002,406
Celanese Corp., Series A	96,600	4,206,930
The Dow Chemical Co. (a)	173,025	4,823,937
E.I. du Pont de Nemours & Co. (a)	420,979	20,236,460
Monsanto Co. (a)	71,400	5,194,350
The Mosaic Co. (a)	20,200	1,182,912
Olin Corp. (a)	180,200	3,398,572
Potash Corp. of Saskatchewan, Inc. (a)	189,300	8,959,569
Praxair, Inc. (a)	161,900	16,460,373

		78,736,007

Containers & Packaging – 1.4%
Temple-Inland, Inc. (a)	306,183	9,739,681

Energy Equipment & Services – 5.9%
Baker Hughes, Inc. (a)	22,900	1,327,971
Basic Energy Services, Inc. (a)(b)	44,400	814,296
Calfrac Well Services Ltd.	16,500	511,512
Core Laboratories NV (a)	64,400	6,971,944
Halliburton Co.	172,800	6,455,808
Key Energy Services, Inc. (a)(b)(c)	298,100	3,854,433
Patterson-UTI Energy, Inc.	163,300	3,318,256
Schlumberger Ltd. (a)	142,500	10,469,475
Seadrill Ltd.	92,877	3,049,994
Technip SA	26,900	2,543,585
Trican Well Service Ltd.	142,300	2,516,929

		41,834,203

Machinery – 3.9%
Caterpillar, Inc. (a)	235,200	22,216,992
Deere & Co. (a)	75,300	5,715,270

		27,932,262

Metals & Mining – 41.3%
African Rainbow Minerals Ltd.	278,750	6,411,685
Agnico-Eagle Mines Ltd. (a)	106,950	4,640,561
Alcoa, Inc.	280,450	3,017,642
Allegheny Technologies, Inc. (a)	38,600	1,791,040
Alumina Ltd.	2,021,066	3,078,704
Anglo American Platinum Ltd.	50,444	3,632,323
Anglo American Plc	97,945	3,590,707
Barrick Gold Corp. (a)	97,700	4,836,150
BHP Billiton Plc	878,600	27,666,627
Carpenter Technology Corp. (a)	39,266	2,227,167
Cia de Minas Buenaventura SA - ADR (a)	266,900	10,924,217
Cliffs Natural Resources, Inc. (a)	27,500	1,876,050
Detour Gold Corp. (b)	108,100	3,578,931
Eramet	15,150	2,372,174
First Quantum Minerals Ltd.	530,000	11,118,435
Freeport-McMoRan Copper & Gold, Inc. (a)	125,700	5,060,682
Fresnillo Plc	475,000	12,877,692
Glencore International Plc	125,000	875,058
Goldcorp, Inc. (a)	171,450	8,373,618
Harry Winston Diamond Corp. (b)	142,600	1,728,225
IAMGOLD Corp.	126,000	2,708,984
Iluka Resources Ltd.	1,150,686	19,129,748
Impala Platinum Holdings Ltd.	510,200	11,717,307
Industrias Penoles SAB de CV	513,569	20,963,573
Jiangxi Copper Co. Ltd., Class H	1,621,500	3,919,426
Kazakhmys Plc	268,500	3,969,382
Minsur SA	3,846,986	3,766,260
MMC Norilsk Nickel OJSC - ADR	12,823	250,060

Common Stocks	Shares	Value

Metals & Mining (concluded)
Newcrest Mining Ltd.	161,085	$5,693,021
Newmont Mining Corp. (a)	65,550	4,380,707
OZ Minerals Ltd.	559,459	6,718,401
Rio Tinto Plc	517,104	27,974,727
Southern Copper Corp. (a)	75,400	2,313,272
Straits Resources Ltd. (b)	692,629	501,612
Teck Resources Ltd., Class B	288,400	11,562,041
United States Steel Corp. (a)(c)	39,900	1,011,864
Vale SA - ADR (a)	725,300	18,429,873
Vedanta Resources Plc	432,700	8,831,847
Xstrata Plc	1,077,996	17,955,673
Zijin Mining Group Co. Ltd., Class H	6,231,731	2,652,410

		294,127,876

Oil, Gas & Consumable Fuels – 26.9%
Alpha Natural Resources, Inc. (a)(b)	392,412	9,433,584
Anadarko Petroleum Corp. (a)	46,300	3,634,550
Angle Energy, Inc. (b)	183,800	1,183,843
Apache Corp.	93,200	9,285,516
Bill Barrett Corp. (b)	103,600	4,309,760
BP Plc - ADR (a)	83,200	3,675,776
Cenovus Energy, Inc. (a)	117,600	4,021,920
Chesapeake Energy Corp. (a)	214,500	6,031,740
Coal & Allied Industries Ltd.	20,900	2,724,670
Concho Resources, Inc. (a)(b)	23,600	2,235,392
Consol Energy, Inc. (a)	247,579	10,586,478
Continental Resources, Inc. (a)(b)	49,300	2,990,045
Crescent Point Energy Corp.	161,424	6,894,226
Denbury Resources, Inc. (a)(b)(c)	334,500	5,251,650
Energy XXI (Bermuda) Ltd. (a)(b)	137,500	4,038,375
EOG Resources, Inc.	99,000	8,853,570
EQT Corp.	140,600	8,928,100
Galleon Energy, Inc., Class A (b)	317,400	891,618
Gasco Energy, Inc. (b)	579,700	117,969
Hess Corp. (a)	51,300	3,209,328
James River Coal Co. (b)(c)	159,500	1,650,825
Kosmos Energy Ltd. (c)	100,000	1,550,000
Lone Pine Resources, Inc. (b)	100	753
Noble Energy, Inc. (a)	76,800	6,861,312
Occidental Petroleum Corp. (a)	111,100	10,325,634
OGX Petroleo e Gas Participacoes SA (b)	401,100	3,359,535
Patriot Coal Corp. (a)(b)(c)	122,460	1,538,098
Peabody Energy Corp.	172,300	7,472,651
Penn West Petroleum Ltd.	213,700	3,829,504
PetroBakken Energy Ltd., Class A	36,600	333,412
PetroChina Co. Ltd. - ADR	14,500	1,879,345
Plains Exploration & Production Co. (a)(b)(c)	157,100	4,948,650
QEP Resources, Inc.	112,100	3,985,155
Range Resources Corp. (a)	102,400	7,049,216
Rex Energy Corp. (b)	140,100	2,168,748
Rosetta Resources, Inc. (a)(b)(c)	74,700	3,312,198
Royal Dutch Shell Plc, Class A - ADR (a)	61,100	4,332,601
Southwestern Energy Co. (a)(b)	147,600	6,205,104
Statoil ASA	196,000	4,973,318
Suncor Energy, Inc. (a)	136,300	4,349,333
Ultra Petroleum Corp. (a)(b)	82,800	2,638,008
Whiting Petroleum Corp. (a)(b)	219,000	10,194,450

		191,255,960

Paper & Forest Products – 4.0%
Fibria Celulose SA - ADR	315,600	2,799,372
International Paper Co.	409,400	11,340,380

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	79

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Paper & Forest Products (concluded)
MeadWestvaco Corp.	440,500	$ 12,294,355
Mondi Plc	322,512	2,452,914

		28,887,021

Real Estate Investment Trusts (REITs) – 1.2%
Weyerhaeuser Co. - REIT (a)	466,900	8,394,862

Total Long-Term Investments
(Cost – $596,391,489) – 95.6%		680,907,872

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (d)(e)	29,314,451	29,314,451

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.20% (d)(e)(f)	$ 11,646	11,645,567

Total Short-Term Securities
(Cost – $40,960,018) – 5.8%		40,960,018

Options Purchased	Contracts

Exchange-Traded Call Options – 0.0%
Alpha Natural Resources, Inc.:
Strike Price USD 32, Expires 11/21/11	16	192
Strike Price USD 33, Expires 11/21/11	29	232
Strike Price USD 34, Expires 11/21/11	315	1,890
Caterpillar, Inc., Strike Price USD 109.90, Expires 11/21/11	350	3,072

Total Options Purchased
(Cost – $32,394) – 0.0%		5,386

Total Investments Before Outstanding Options Written
(Cost – $637,383,901*) – 101.4%		721,873,276

Options Written

Exchange-Traded Call Options – (0.4)%
Agnico-Eagle Mines Ltd., Strike Price USD 70, Expires 11/19/11	350	(3,500)
Agrium, Inc., Strike Price USD 80, Expires 12/19/11	250	(143,750)
Air Products & Chemicals, Inc., Strike Price USD 85, Expires 11/21/11	325	(96,689)
Allegheny Technologies, Inc., Strike Price USD 52.50, Expires 11/21/11	130	(7,150)
Alpha Natural Resources, Inc., Strike Price USD 28, Expires 12/19/11	200	(21,400)
Anadarko Petroleum Corp., Strike Price USD 77.50, Expires 11/21/11	165	(68,889)
Angle Energy, Inc., Strike Price CAD 9, Expires 11/21/11	300	(1,204)
Baker Hughes, Inc., Strike Price USD 62, Expires 11/15/11	75	(6,475)
Barrick Gold Corp., Strike Price USD 54, Expires 11/01/11	325	–
Basic Energy Services, Inc., Strike Price USD 22, Expires 11/01/11	155	(1)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
BP Plc - ADR, Strike Price USD 41, Expires 11/10/11	275	$ (92,566)
Carpenter Technology Corp., Strike Price USD 55, Expires 12/19/11	130	(71,500)
Caterpillar, Inc.:
Strike Price USD 110, Expires 11/21/11	175	(1,663)
Strike Price USD 115, Expires 11/21/11	175	(963)
Strike Price USD 92.50, Expires 11/21/11	390	(169,650)
Strike Price USD 95, Expires 11/21/11	390	(113,880)
Cenovus Energy, Inc., Strike Price USD 35, Expires 11/21/11	386	(36,670)
Chesapeake Energy Corp., Strike Price USD 33, Expires 11/01/11	175	–
Cia de Minas Buenaventura SA - ADR, Strike Price USD 47, Expires 11/21/11	440	(11,000)
Cliffs Natural Resources, Inc., Strike Price USD 85, Expires 11/21/11	90	(1,530)
Concho Resources, Inc.:
Strike Price USD 80, Expires 11/21/11	73	(117,165)
Strike Price USD 85, Expires 11/21/11	19	(22,230)
Consol Energy, Inc., Strike Price USD 46, Expires 11/21/11	67	(4,757)
Continental Resources, Inc., Strike Price USD 56, Expires 11/01/11	165	(76,860)
Core Laboratories NV, Strike Price USD 111, Expires 11/10/11	235	(51,943)
Crescent Point Energy Corp.:
Strike Price CAD 42.50, Expires 11/21/11	200	(18,059)
Strike Price CAD 44, Expires 11/21/11	200	(4,013)
Deere & Co.:
Strike Price USD 80, Expires 11/21/11	125	(10,125)
Strike Price USD 82.50, Expires 11/21/11	125	(3,750)
Denbury Resources, Inc., Strike Price USD 16, Expires 12/19/11	350	(39,375)
The Dow Chemical Co., Strike Price USD 26, Expires 11/21/11	600	(144,000)
E.I. du Pont de Nemours & Co., Strike Price USD 46.50, Expires 11/07/11	680	(117,776)
Energy XXI (Bermuda) Ltd., Strike Price USD 26, Expires 11/21/11	100	(40,000)
Freeport-McMoRan Copper & Gold, Inc.:
Strike Price USD 49.50, Expires 11/19/11	200	(2,000)
Strike Price USD 42, Expires 11/21/11	16	(1,888)
Strike Price USD 47, Expires 11/21/11	200	(4,200)
Goldcorp, Inc., Strike Price USD 51.50, Expires 11/01/11	300	(148)
Harry Winston Diamond Corp., Strike Price CAD 14.50, Expires 11/21/11	470	(2,358)
Hess Corp., Strike Price USD 60, Expires 11/21/11	170	(68,850)
IAMGOLD Corp.:
Strike Price CAD 21, Expires 11/21/11	320	(36,117)
Strike Price CAD 22, Expires 11/21/11	95	(6,147)
Key Energy Services, Inc.:
Strike Price USD 17, Expires 11/01/11	250	–
Strike Price USD 10, Expires 11/21/11	200	(62,500)
Strike Price USD 15, Expires 11/21/11	575	(5,750)

See Notes to Financial Statements.

80	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
Monsanto Co., Strike Price USD 72.50, Expires 11/21/11	235	$(59,455)
The Mosaic Co., Strike Price USD 75, Expires 12/19/11	70	(1,050)
Newmont Mining Corp., Strike Price USD 70, Expires 11/21/11	216	(21,384)
Noble Energy, Inc., Strike Price USD 90, Expires 11/21/11	255	(70,125)
Occidental Petroleum Corp.:
Strike Price USD 87.50, Expires 11/21/11	245	(167,213)
Strike Price USD 90, Expires 11/21/11	70	(35,000)
Strike Price USD 95, Expires 11/21/11	50	(11,150)
Olin Corp., Strike Price USD 21, Expires 11/01/11	595	(1)
Patriot Coal Corp., Strike Price USD 18, Expires 11/10/11	400	(24)
Plains Exploration & Production Co., Strike Price USD 31, Expires 11/21/11	250	(48,125)
Potash Corp. of Saskatchewan, Inc.:
Strike Price USD 52.50, Expires 12/19/11	312	(30,264)
Strike Price USD 55, Expires 12/19/11	312	(16,068)
Praxair, Inc., Strike Price USD 100, Expires 11/01/11	310	(57,306)
Range Resources Corp., Strike Price USD 65, Expires 11/01/11	195	(75,562)
Rosetta Resources, Inc., Strike Price USD 45, Expires 11/21/11	100	(24,000)
Royal Dutch Shell Plc, Class A - ADR:
Strike Price USD 65.50, Expires 11/01/11	150	(81,150)
Strike Price USD 67.50, Expires 11/21/11	50	(18,428)
Schlumberger Ltd.:
Strike Price USD 105, Expires 11/21/11	50	(125)
Strike Price USD 92.50, Expires 11/21/11	500	(3,000)
Southern Copper Corp.:
Strike Price USD 31, Expires 11/21/11	113	(10,735)
Strike Price USD 32, Expires 11/21/11	135	(7,425)
Strike Price USD 33, Expires 11/21/11	1	(30)
Southwestern Energy Co., Strike Price USD 40, Expires 11/01/11	200	(41,099)
Suncor Energy, Inc., Strike Price USD 32.50, Expires 11/08/11	415	(21,573)
Teck Resources Ltd., Class B:
Strike Price CAD 44, Expires 11/21/11	700	(25,984)
Strike Price CAD 45, Expires 11/21/11	300	(7,223)
Temple-Inland, Inc., Strike Price USD 28, Expires 11/21/11	468	(177,840)
Trican Well Service Ltd.:
Strike Price CAD 20, Expires 11/21/11	230	(4,615)
Strike Price CAD 21, Expires 11/21/11	250	(2,508)
Ultra Petroleum Corp., Strike Price USD 36, Expires 11/21/11	275	(10,313)
United States Steel Corp., Strike Price USD 31, Expires 11/21/11	132	(5,148)
Vale SA - ADR, Strike Price USD 28, Expires 11/21/11	1,150	(23,575)
Weyerhaeuser Co. - REIT:
Strike Price USD 18.50, Expires 11/03/11	690	(3,413)
Strike Price USD 19, Expires 11/21/11	860	(12,900)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
Whiting Petroleum Corp.:
Strike Price USD 47.50, Expires 12/19/11	200	$(75,000)
Strike Price USD 50, Expires 1/23/12	150	(54,000)

Total Exchange-Traded Call Options		(2,891,302)

Over-the-Counter Call Options – (0.6)%
African Rainbow Minerals Ltd.:
Strike Price ZAR 188.97, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	46,000	(18,868)
Strike Price ZAR 191.90, Expires 11/16/11, Broker Societe General Securities Corp.	46,000	(22,189)
Alcoa, Inc., Strike Price USD 12.52, Expires 11/01/11, Broker Morgan Stanley & Co., Inc.	92,500	(1)
Alpha Natural Resources, Inc.:
Strike Price USD 36.37, Expires 11/01/11, Broker UBS Securities LLC	25,000	–
Strike Price USD 37.75, Expires 11/01/11, Broker Credit Suisse First Boston	15,000	–
Strike Price USD 50.13, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	10,000	–
Strike Price USD 34, Expires 11/03/11, Broker Credit Suisse First Boston	16,000	–
Strike Price USD 36.08, Expires 11/11/11, Broker Morgan Stanley & Co., Inc.	20,000	(3)
Alumina Ltd., Strike Price AUD 1.96, Expires 11/07/11, Broker Citigroup Global Markets, Inc.	667,500	(7)
Angle Energy, Inc., Strike Price CAD 9, Expires 11/01/11, Broker Morgan Stanley & Co., Inc.	30,000	–
Anglo American Platinum Ltd., Strike Price ZAR 528.24, Expires 11/16/11, Broker UBS Securities LLC	16,700	(102,465)
Anglo American Plc, Strike Price GBP 24.33, Expires 11/16/11, Broker Societe General Securities Corp.	32,400	(24,750)
Apache Corp., Strike Price USD 105, Expires 11/08/11, Broker Citigroup Global Markets, Inc.	30,500	(32,948)
BHP Billiton Plc, Strike Price GBP 19.72, Expires 11/16/11, Broker Societe General Securities Corp.	290,000	(259,214)
Bill Barrett Corp., Strike Price USD 45.11, Expires 11/01/11, Broker Citigroup Global Markets, Inc.	30,000	(26)
Celanese Corp., Series A, Strike Price USD 51.38, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	34,000	(1)
Chesapeake Energy Corp., Strike Price USD 31.48, Expires 11/02/11, Broker Citigroup Global Markets, Inc.	53,000	(58)
Cia de Minas Buenaventura SA - ADR, Strike Price USD 48.83, Expires 11/01/11, Broker Citigroup Global Markets, Inc.	44,000	–
Consol Energy, Inc., Strike Price USD 54.39, Expires 11/04/11, Broker UBS Securities LLC	75,000	(17)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	81

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Core Laboratories NV, Strike Price USD 116.27, Expires 11/02/11, Broker Morgan Stanley & Co., Inc.	14,500	$(429)
Crescent Point Energy Corp., Strike Price CAD 43.24, Expires 11/03/11, Broker Deutsche Bank Securities Corp.	14,000	(1,006)
Denbury Resources, Inc., Strike Price USD 15.95, Expires 11/10/11, Broker Credit Suisse First Boston	71,500	(32,011)
Detour Gold Corp.:
Strike Price CAD 34.70, Expires 11/15/11, Broker Morgan Stanley & Co., Inc.	30,500	(21,495)
Strike Price CAD 37.73, Expires 11/15/11, Broker Morgan Stanley & Co., Inc.	5,200	(861)
E.I. du Pont de Nemours & Co.:
Strike Price USD 48.81, Expires 11/10/11, Broker Morgan Stanley & Co., Inc.	36,000	(37,541)
Strike Price USD 48.81, Expires 11/17/11, Broker Morgan Stanley & Co., Inc.	36,000	(52,078)
Energy XXI (Bermuda) Ltd.:
Strike Price USD 28.50, Expires 11/08/11, Broker Morgan Stanley & Co., Inc.	23,000	(32,958)
Strike Price USD 31, Expires 11/08/11, Broker UBS Securities LLC 15,000		(4,840)
EOG Resources, Inc., Strike Price USD 93.50, Expires 11/08/11, Broker Deutsche Bank Securities Corp.	32,500	(30,674)
EQT Corp.:
Strike Price USD 62.37, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	17,500	(22,898)
Strike Price USD 54, Expires 11/03/11, Broker Credit Suisse First Boston 11,500		(109,250)
Strike Price USD 63.58, Expires 11/11/11, Broker Deutsche Bank Securities Corp.	17,500	(32,773)
Eramet:
Strike Price EUR 152.25, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	2,500	(62)
Strike Price EUR 134.48, Expires 11/16/11, Broker UBS Securities LLC	2,500	(3,209)
Fibria Celulose SA - ADR:
Strike Price USD 10, Expires 11/07/11, Broker Deutsche Bank Securities Corp.	52,000	(2,369)
Strike Price USD 10.44, Expires 11/07/11, Broker Citigroup Global Markets, Inc.	52,000	(886)
First Quantum Minerals Ltd., Strike Price CAD 24.12, Expires 11/01/11, Broker Citigroup Global Markets, Inc.	185,500	(93)
Fresnillo Plc:
Strike Price GBP 20.64, Expires 11/09/11, Broker Credit Suisse First Boston	82,500	(5,389)
Strike Price GBP 19.49, Expires 11/16/11, Broker Morgan Stanley & Co., Inc.	74,300	(28,235)
Glencore International Plc, Strike Price GBP 4.15, Expires 11/16/11, Broker Morgan Stanley & Co., Inc.	41,300	(18,467)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Goldcorp, Inc., Strike Price USD 54.50, Expires 11/01/11, Broker UBS Securities LLC	26,500	$–
Halliburton Co.:
Strike Price USD 56.50, Expires 11/01/11, Broker Banc of America Securities	29,000	–
Strike Price USD 55.47, Expires 11/03/11, Broker UBS Securities LLC	28,000	–
Iluka Resources Ltd., Strike Price AUD 16.75, Expires 11/07/11, Broker UBS Securities LLC	380,000	(161,892)
Impala Platinum Holdings Ltd., Strike Price ZAR 162.23, Expires 11/16/11, Broker UBS Securities LLC	168,000	(432,341)
Industrias Penoles SAB de CV:
Strike Price MXN 490.47, Expires 11/08/11, Broker Credit Suisse First Boston	42,700	(150,481)
Strike Price MXN 609.13, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	42,700	(4,807)
Strike Price MXN 529.51, Expires 11/29/11, Broker Deutsche Bank Securities Corp.	41,500	(89,764)
Strike Price MXN 558.89, Expires 12/13/11, Broker Goldman Sachs & Co.	42,700	(69,121)
International Paper Co., Strike Price USD 26.07, Expires 11/01/11, Broker UBS Securities LLC	135,000	(220,050)
Jiangxi Copper Co. Ltd., Class H, Strike Price HKD 22.15, Expires 11/07/11, Broker Morgan Stanley & Co., Inc.	535,000	(10,926)
Kazakhmys Plc, Strike Price GBP 10.26, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	88,700	(15,504)
Kosmos Energy Ltd.:
Strike Price USD 12.50, Expires 11/03/11, Broker Morgan Stanley & Co., Inc.	16,500	(49,503)
Strike Price USD 13.50, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	16,500	(33,161)
MeadWestvaco Corp.:
Strike Price USD 28.13, Expires 11/01/11, Broker Citigroup Global Markets, Inc.	50,000	(5,404)
Strike Price USD 28.02, Expires 11/14/11, Broker Banc of America Securities	51,000	(34,261)
Strike Price USD 30.03, Expires 11/14/11, Broker Morgan Stanley & Co., Inc.	45,500	(2,330)
Minsur SA:
Strike Price PEN 3.34, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	639,000	(332)
Strike Price PEN 2.88, Expires 11/29/11, Broker Citigroup Global Markets, Inc.	319,500	(7,748)
Strike Price PEN 2.49, Expires 12/13/11, Broker Credit Suisse First Boston	319,500	(31,215)
Mondi Plc, Strike Price GBP 5.27, Expires 11/16/11, Broker Societe General Securities Corp.	107,000	(6,457)

See Notes to Financial Statements.

82	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Real Asset Equity Trust (BCF)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Newcrest Mining Ltd., Strike Price AUD 40.25, Expires 11/07/11, Broker UBS Securities LLC	53,200	$(2)
OGX Petroleo e Gas Participacoes SA, Strike Price BRL 11.90, Expires 11/16/11, Broker Banc of America Securities	132,400	(183,412)
Olin Corp., Strike Price USD 21, Expires 12/09/11, Broker Credit Suisse First Boston	10,000	(2,068)
OZ Minerals Ltd., Strike Price AUD 11.98, Expires 11/07/11, Broker UBS Securities LLC	184,700	(17,557)
Patterson-UTI Energy, Inc., Strike Price USD 21.68, Expires 12/07/11, Broker Morgan Stanley & Co., Inc.	27,000	(20,420)
Peabody Energy Corp.:
Strike Price USD 47.39, Expires 11/01/11, Broker Citigroup Global Markets, Inc.	37,000	(1)
Strike Price USD 58.69, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	20,000	–
PetroChina Co. Ltd. - ADR, Strike Price USD 127.45, Expires 11/04/11, Broker Deutsche Bank Securities Corp.	4,700	(15,470)
Plains Exploration & Production Co., Strike Price USD 30.53, Expires 12/14/11, Broker Morgan Stanley & Co., Inc.	27,000	(74,373)
Praxair, Inc., Strike Price USD 101.49, Expires 11/15/11, Broker Banc of America Securities	22,500	(55,503)
QEP Resources, Inc.:
Strike Price USD 39.24, Expires 11/01/11, Broker Banc of America Securities	18,000	(10)
Strike Price USD 38.08, Expires 11/08/11, Broker UBS Securities LLC	19,000	(5,709)
Range Resources Corp., Strike Price USD 61, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	14,500	(113,680)
Rex Energy Corp., Strike Price USD 12, Expires 11/01/11, Broker Citigroup Global Markets, Inc.	50,000	(174,003)
Rio Tinto Plc, Strike Price GBP 35.83, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	171,000	(251,907)
Rosetta Resources, Inc., Strike Price USD 44.90, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	17,000	(6,910)
Seadrill Ltd., Strike Price NOK 164.84, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	31,465	(101,988)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Southwestern Energy Co.:
Strike Price USD 37.54, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	18,000	$(81,003)
Strike Price USD 40.72, Expires 11/04/11, Broker Morgan Stanley & Co., Inc.	15,000	(23,647)
Statoil ASA, Strike Price NOK 127.41, Expires 11/16/11, Broker Morgan Stanley & Co., Inc.	65,000	(162,955)
Technip SA, Strike Price EUR 64.89, Expires 11/09/11, Broker UBS Securities LLC	8,900	(52,420)
Vale SA - ADR, Strike Price USD 27.11, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	124,500	(30)
Vedanta Resources Plc, Strike Price GBP 13.44, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	143,000	(28,825)
Whiting Petroleum Corp.:
Strike Price USD 63.88, Expires 11/02/11, Broker Deutsche Bank Securities Corp.	19,000	–
Strike Price USD 51, Expires 11/08/11, Broker Morgan Stanley & Co., Inc.	19,000	(6,109)
Xstrata Plc, Strike Price GBP 9.49, Expires 11/16/11, Broker Credit Suisse First Boston	356,000	(608,506)
Zijin Mining Group Co. Ltd., Class H, Strike Price HKD 3.67, Expires 11/07/11, Broker Morgan Stanley & Co., Inc.	2,056,000	(6,146)

Total Over-the-Counter Call Options		(4,216,022)

Total Options Written
(Premiums Received – $11,693,091) – (1.0)%		(7,107,324)

Total Investments Net of Outstanding Options Written – 100.4%		714,765,952
Liabilities in Excess of Other Assets – (0.4)%		(2,848,538)

Net Assets – 100.0%		$711,917,414

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$692,661,684

Gross unrealized appreciation	$73,274,867
Gross unrealized depreciation	(44,063,275)

Net unrealized appreciation	$29,211,592

(a)	All or a portion of security has been pledged/segregated as collateral or held in connection with outstanding options written.
(b)	Non-income producing security.
(c)	Security, or a portion of security, is on loan.
(d)	Represents the current yield as of report date.

(e)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2010	Net Activity	Shares/ Beneficial Interest Held at October 31, 2011	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	22,448,837	6,865,614	29,314,451	$193	$28,931

BlackRock Liquidity Series, LLC, Money Market Series	$2,250,000	$9,395,567	$11,645,567	–	$3,994

(f)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	83

Schedule of Investments (concluded)	BlackRock Real Asset Equity Trust (BCF)

—	Foreign currency exchange contracts as of October 31, 2011 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Depreciation

AUD 37,000	USD 39,594	Citigroup Global Markets, Inc.	11/02/11	$ (600)

—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Chemicals	$78,736,007	–	–	$78,736,007
Containers & Packaging	9,739,681	–	–	9,739,681
Energy Equipment & Services	36,240,624	$5,593,579	–	41,834,203
Machinery	27,932,262	–	–	27,932,262
Metals & Mining	124,309,292	169,818,584	–	294,127,876
Oil, Gas & Consumable Fuels	186,282,642	4,973,318	–	191,255,960
Paper & Forest Products	26,434,107	2,452,914	–	28,887,021
Real Estate Investment Trusts (REITs)	8,394,862	–	–	8,394,862
Short-Term Securities	29,314,451	11,645,567	–	40,960,018

Total	$527,383,928	$194,483,962	–	$721,867,890

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Equity contracts	$2,314	3,072	–	$5,386
Liabilities:
Equity contracts	(2,246,973)	(4,860,351)	–	(7,107,324)
Foreign currency exchange contracts	(600)	–	–	(600)

Total	$(2,245,259)	$(4,857,279)	–	$(7,102,538)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

84	ANNUAL REPORT	OCTOBER 31, 2011

Consolidated Schedule of Investments October 31, 2011	BlackRock Resources & Commodities Strategy Trust (BCX)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Chemicals – 17.7%
Agrium, Inc. (a)	135,800	$11,174,982
CF Industries Holdings, Inc. (a)	27,300	4,429,971
E.I. du Pont de Nemours & Co. (a)	238,100	11,445,467
Israel Chemicals Ltd.	507,000	6,011,818
K+S AG	110,800	7,020,930
Monsanto Co. (a)	281,500	20,479,125
The Mosaic Co. (a)	129,700	7,595,232
Potash Corp. of Saskatchewan, Inc. (a)	604,400	28,606,252
The Scotts Miracle-Gro Co., Class A	162,000	7,858,620
Sociedad Quimica y Minera de Chile SA - ADR	130,000	7,605,000
Syngenta AG (b)	49,000	14,931,330
Uralkali - GDR	262,800	11,324,541

		138,483,268

Energy Equipment & Services – 2.8%
Baker Hughes, Inc. (a)	13,400	777,066
Basic Energy Services, Inc. (a)(b)	24,900	456,666
Calfrac Well Services Ltd.	7,700	238,706
Core Laboratories NV (a)	32,100	3,475,146
Halliburton Co. (a)	99,100	3,702,376
Key Energy Services, Inc. (a)(b)	166,600	2,154,138
Patterson-UTI Energy, Inc. (a)	90,400	1,836,928
Schlumberger Ltd. (a)	73,000	5,363,310
Seadrill Ltd.	51,536	1,692,394
Technip SA	13,500	1,276,520
Trican Well Service Ltd.	76,800	1,358,399

		22,331,649

Food Products – 3.1%
Archer-Daniels-Midland Co.	275,200	7,964,288
Bunge Ltd. (a)	120,300	7,430,931
China Agri-Industries Holdings Ltd.	7,460,000	5,947,114
SLC Agricola SA	300,600	2,985,252

		24,327,585

Machinery – 4.8%
AGCO Corp. (a)(b)	260,900	11,435,245
Caterpillar, Inc.	74,300	7,018,378
Deere & Co. (a)	128,400	9,745,560
Joy Global, Inc. (a)	105,700	9,217,040

		37,416,223

Metals & Mining – 24.6%
Agnico-Eagle Mines Ltd. (a)	195,195	8,469,511
Alexco Resource Corp. (a)(b)	521,100	3,991,626
Allegheny Technologies, Inc. (a)	130,800	6,069,120
Allied Nevada Gold Corp. (a)(b)	237,600	9,024,048
Augusta Resource Corp. (b)	916,800	3,502,176
Avalon Rare Metals, Inc. (b)	106,000	353,067
BHP Billiton Ltd. - ADR	72,500	5,660,800
Centerra Gold, Inc.	227,900	4,517,987
Compass Minerals International, Inc.	75,700	5,758,499
Detour Gold Corp. (b)	208,800	6,912,867
Eldorado Gold Corp. (a)	485,100	9,153,837
Franco-Nevada Corp.	328,900	13,030,610
Fresnillo Plc	414,500	11,237,481
Goldcorp, Inc. (a)	177,600	8,673,984
HudBay Minerals, Inc.	415,300	4,549,863
Kenmare Resources Plc (b)	4,399,400	2,858,927
MAG Silver Corp. (b)	449,200	4,213,715
New Gold, Inc. (a)(b)	417,500	5,168,650
Novagold Resources, Inc. (a)(b)	797,800	7,363,694
Pan American Silver Corp.	104,800	2,930,208
Quadra FNX Mining Ltd. (b)	564,000	6,507,148

Common Stocks	Shares	Value

Metals & Mining (concluded)
Rio Tinto Plc - ADR	97,000	$5,243,820
Seabridge Gold, Inc. (a)(b)	448,400	10,649,500
Silver Wheaton Corp.	596,300	20,631,980
Silvercorp Metals, Inc. (a)	1,080,000	10,206,000
Teck Resources Ltd., Class B	178,500	7,156,117
Titanium Metals Corp. (a)	357,200	5,983,100
US Gold Corp. (a)(b)	729,800	3,313,292

		193,131,627

Oil, Gas & Consumable Fuels – 32.7%
Alpha Natural Resources, Inc. (a)(b)	301,165	7,240,007
AltaGas Ltd.	320,300	9,450,738
Anadarko Petroleum Corp. (a)	28,800	2,260,800
Angle Energy, Inc. (b)	100,000	644,093
Apache Corp. (a)	54,200	5,399,946
Baytex Energy Corp.	76,400	4,038,642
Bill Barrett Corp. (b)	64,400	2,679,040
Bonavista Energy Corp.	136,600	3,516,585
BP Plc - ADR (a)	47,700	2,107,386
Cenovus Energy, Inc. (a)	69,600	2,380,320
Chesapeake Energy Corp. (a)	118,600	3,335,032
Concho Resources, Inc. (a)(b)	14,000	1,326,080
Consol Energy, Inc. (a)	242,500	10,369,300
Continental Resources, Inc. (a)(b)	25,400	1,540,510
Crescent Point Energy Corp.	189,200	8,080,506
Denbury Resources, Inc. (a)(b)	211,400	3,318,980
Enbridge Energy Partners LP	113,811	3,464,407
Energy XXI (Bermuda) Ltd. (a)(b)	47,200	1,386,264
Enterprise Products Partners LP (a)	289,400	12,973,802
EOG Resources, Inc. (a)	63,000	5,634,090
EQT Corp. (a)	63,900	4,057,650
Galleon Energy, Inc., Class A (b)	155,700	437,382
Gasco Energy, Inc. (b)	366,500	74,583
Hess Corp. (a)	31,000	1,939,360
James River Coal Co. (a)(b)	87,800	908,730
Keyera Corp.	207,600	9,470,351
Kosmos Energy Ltd. (a)	49,400	765,700
Lone Pine Resources, Inc. (b)	100	753
Magellan Midstream Partners LP (a)	140,200	8,960,182
MarkWest Energy Partners LP (a)	184,800	9,208,584
Noble Energy, Inc. (a)	46,700	4,172,178
Occidental Petroleum Corp. (a)	125,500	11,663,970
OGX Petroleo e Gas Participacoes SA (b)	205,500	1,721,228
ONEOK Partners LP (a)	295,000	14,750,000
Patriot Coal Corp. (a)(b)	63,000	791,280
Peabody Energy Corp. (a)	118,500	5,139,345
Penn West Petroleum Ltd.	254,500	4,560,640
Permian Basin Royalty Trust (a)	407,700	8,052,075
PetroBakken Energy Ltd., Class A	17,500	159,418
PetroChina Co. Ltd. - ADR (a)	7,100	920,231
Plains All American Pipeline LP	197,300	13,015,881
Plains Exploration & Production Co. (a)(b)	85,200	2,683,800
QEP Resources, Inc. (a)	61,600	2,189,880
Range Resources Corp. (a)	55,700	3,834,388
Rex Energy Corp. (a)(b)	70,400	1,089,792
Rosetta Resources, Inc. (a)(b)	46,200	2,048,508
Royal Dutch Shell Plc, Class A - ADR (a)	95,900	6,800,269
Ship Finance International Ltd. (a)	403,600	5,775,516
Southwestern Energy Co. (a)(b)	77,700	3,266,508
Statoil ASA	109,700	2,783,536
Suncor Energy, Inc. (a)	161,700	5,159,847
Targa Resources Partners LP (a)	100,000	3,590,000
Ultra Petroleum Corp. (a)(b)	45,300	1,443,258

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	85

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)
Vermilion Energy, Inc.	81,100	$3,820,874
Whiting Petroleum Corp. (a)(b)	115,000	5,353,250
Williams Partners LP (a)	243,400	14,440,922

		256,196,397

Total Long-Term Investments
(Cost – $749,707,698) – 85.7%		671,886,749

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)(d)	90,423,660	90,423,660

Total Short-Term Securities
(Cost – $90,423,660) – 11.6%		90,423,660

Options Purchased	Contracts

Exchange-Traded Call Options – 0.0%
Agnico-Eagle Mines Ltd., Strike Price USD 60, Expires 11/21/11	950	4,750

Total Options Purchased
(Cost – $7,621) – 0.0%		4,750

Total Investments Before Outstanding Options Written
(Cost – $840,138,979*) – 97.3%		762,315,159

Options Written

Exchange-Traded Call Options – (0.8)%
AGCO Corp., Strike Price USD 45, Expires 11/21/11	915	(121,236)
Agnico-Eagle Mines Ltd., Strike Price USD 70, Expires 11/19/11	950	(9,500)
Agrium, Inc., Strike Price USD 80, Expires 12/19/11	470	(270,250)
Alexco Resource Corp., Strike Price USD 10, Expires 1/23/12	450	(10,125)
Allegheny Technologies, Inc.:
Strike Price USD 52.50, Expires 11/21/11	290	(15,950)
Strike Price USD 45, Expires 1/23/12	165	(92,400)
Allied Nevada Gold Corp.:
Strike Price USD 45, Expires 11/21/11	280	(3,500)
Strike Price USD 40, Expires 12/19/11	550	(104,500)
Alpha Natural Resources, Inc., Strike Price USD 28, Expires 12/19/11	300	(32,100)
Anadarko Petroleum Corp.:
Strike Price USD 77.50, Expires 11/21/11	20	(8,350)
Strike Price USD 82.50, Expires 11/21/11	80	(14,520)
Angle Energy, Inc., Strike Price CAD 9, Expires 11/21/11	180	(722)
Apache Corp., Strike Price USD 102, Expires 12/19/11	190	(88,021)
Baker Hughes, Inc., Strike Price USD 62, Expires 11/15/11	45	(3,885)
Basic Energy Services, Inc., Strike Price USD 20, Expires 12/19/11	85	(11,475)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
Baytex Energy Corp.:
Strike Price CAD 54, Expires 11/21/11	130	$(11,086)
Strike Price CAD 56, Expires 12/19/11	130	(11,086)
Bonavista Energy Corp.:
Strike Price CAD 25, Expires 12/19/11	250	(36,995)
Strike Price CAD 27, Expires 12/19/11	200	(10,534)
BP Plc - ADR, Strike Price USD 43, Expires 12/19/11	167	(40,748)
Bunge Ltd., Strike Price USD 65, Expires 11/21/11	420	(17,850)
Cenovus Energy, Inc., Strike Price USD 35, Expires 11/21/11	244	(23,180)
Centerra Gold, Inc., Strike Price CAD 22, Expires 12/19/11	800	(50,163)
CF Industries Holdings, Inc., Strike Price USD 165, Expires 12/19/11	100	(99,750)
Chesapeake Energy Corp.:
Strike Price USD 33.25, Expires 11/01/11	105	–
Strike Price USD 30, Expires 12/19/11	310	(35,960)
Concho Resources, Inc.:
Strike Price USD 80, Expires 11/21/11	39	(62,595)
Strike Price USD 85, Expires 11/21/11	11	(12,870)
Consol Energy, Inc., Strike Price USD 46, Expires 11/21/11	850	(60,350)
Continental Resources, Inc., Strike Price USD 65, Expires 11/11/11	89	(6,378)
Core Laboratories NV, Strike Price USD 105, Expires 12/19/11	115	(96,600)
Crescent Point Energy Corp.:
Strike Price CAD 42, Expires 11/21/11	515	(60,710)
Strike Price CAD 42.50, Expires 11/21/11	75	(6,772)
Strike Price CAD 44, Expires 11/21/11	75	(1,505)
Deere & Co.:
Strike Price USD 80, Expires 11/21/11	75	(6,075)
Strike Price USD 82.50, Expires 11/21/11	75	(2,250)
Strike Price USD 75, Expires 12/19/11	300	(135,750)
Denbury Resources, Inc., Strike Price USD 16, Expires 12/19/11	740	(83,250)
E.I. du Pont de Nemours & Co.:
Strike Price USD 46, Expires 11/21/11	335	(86,095)
Strike Price USD 47, Expires 12/19/11	335	(82,410)
Eldorado Gold Corp.:
Strike Price USD 21.75, Expires 11/23/11	300	(1,562)
Strike Price USD 17.50, Expires 1/23/12	1,400	(343,000)
Energy XXI (Bermuda) Ltd., Strike Price USD 31, Expires 12/19/11	165	(28,050)
Enterprise Products Partners LP:
Strike Price USD 43, Expires 11/21/11	43	(9,890)
Strike Price USD 44, Expires 11/21/11	233	(32,038)
Strike Price USD 43, Expires 12/19/11	250	(65,000)
Strike Price USD 46, Expires 12/19/11	240	(15,600)
EOG Resources, Inc., Strike Price USD 92.50, Expires 12/19/11	220	(87,552)
EQT Corp., Strike Price USD 70, Expires 12/19/11	220	(33,550)
Franco-Nevada Corp., Strike Price CAD 40, Expires 11/21/11	1,150	(126,912)

See Notes to Financial Statements.

86	ANNUAL REPORT	OCTOBER 31, 2011

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
Goldcorp, Inc., Strike Price USD 49, Expires 12/19/11	600	$(155,700)
Halliburton Co.:
Strike Price USD 38, Expires 12/19/11	175	(40,688)
Strike Price USD 37, Expires 1/23/12	175	(63,000)
Hess Corp., Strike Price USD 62.50, Expires 11/21/11	110	(28,050)
HudBay Minerals, Inc.:
Strike Price CAD 10, Expires 11/21/11	475	(52,420)
Strike Price CAD 13, Expires 12/19/11	500	(7,524)
James River Coal Co., Strike Price USD 12, Expires 12/19/11	100	(7,000)
Joy Global, Inc.:
Strike Price USD 90, Expires 12/19/11	185	(89,725)
Strike Price USD 95, Expires 12/19/11	185	(53,650)
K+S AG, Strike Price EUR 50, Expires 12/16/11	135	(15,321)
Key Energy Services, Inc., Strike Price USD 10, Expires 11/21/11	100	(31,250)
Keyera Corp., Strike Price CAD 46, Expires 1/23/12	360	(41,535)
Kosmos Energy Ltd.:
Strike Price USD 12.50, Expires 11/21/11	90	(27,000)
Strike Price USD 15, Expires 11/21/11	80	(7,600)
MAG Silver Corp.:
Strike Price CAD 10, Expires 11/21/11	785	(25,596)
Strike Price CAD 9, Expires 11/21/11	787	(69,087)
Magellan Midstream Partners LP, Strike Price USD 65, Expires 1/23/12	290	(47,125)
MarkWest Energy Partners LP, Strike Price USD 50, Expires 11/21/11	595	(56,525)
Monsanto Co.:
Strike Price USD 72.50, Expires 11/21/11	695	(175,835)
Strike Price USD 75, Expires 12/19/11	290	(73,805)
The Mosaic Co., Strike Price USD 75, Expires 11/21/11	450	(91)
The Nasdaq OMX Group, Inc., Strike Price USD 9, Expires 11/21/11	1,800	(126,000)
New Gold, Inc.:
Strike Price USD 12, Expires 11/21/11	350	(29,750)
Strike Price USD 14, Expires 11/21/11	440	(6,600)
Strike Price USD 15, Expires 11/21/11	670	(3,350)
Noble Energy, Inc., Strike Price USD 90, Expires 11/21/11	155	(42,625)
Novagold Resources, Inc., Strike Price USD 9, Expires 12/19/11	990	(103,950)
Occidental Petroleum Corp.:
Strike Price USD 90, Expires 11/21/11	80	(40,000)
Strike Price USD 90, Expires 12/07/11	360	(217,909)
ONEOK Partners LP:
Strike Price USD 45, Expires 11/21/11	250	(116,560)
Strike Price USD 50, Expires 12/19/11	150	(18,375)
Patriot Coal Corp., Strike Price USD 13, Expires 12/19/11	220	(27,500)
Patterson-UTI Energy, Inc., Strike Price USD 23, Expires 12/19/11	150	(9,000)
Peabody Energy Corp., Strike Price USD 49, Expires 11/21/11	415	(11,413)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
Permian Basin Royalty Trust:
Strike Price USD 20, Expires 11/21/11	465	$(13,950)
Strike Price USD 22.50, Expires 11/21/11	715	(7,150)
PetroChina Co. Ltd. - ADR, Strike Price USD 125, Expires 12/19/11	25	(22,750)
Plains Exploration & Production Co., Strike Price USD 31, Expires 11/21/11	100	(19,250)
Potash Corp. of Saskatchewan, Inc.:
Strike Price USD 57.50, Expires 11/21/11	1,200	(6,000)
Strike Price USD 52.50, Expires 12/19/11	758	(73,526)
Strike Price USD 55, Expires 12/19/11	458	(23,587)
QEP Resources, Inc., Strike Price USD 35, Expires 11/21/11	215	(47,838)
Quadra FNX Mining Ltd.:
Strike Price CAD 12, Expires 11/21/11	283	(13,486)
Strike Price CAD 11, Expires 12/19/11	700	(87,785)
Range Resources Corp.:
Strike Price USD 65, Expires 11/01/11	95	(36,812)
Strike Price USD 80, Expires 12/19/11	100	(24,250)
Rex Energy Corp., Strike Price USD 15, Expires 12/19/11	250	(43,125)
Rosetta Resources, Inc., Strike Price USD 45, Expires 11/21/11	70	(16,800)
Royal Dutch Shell Plc, Class A - ADR:
Strike Price USD 65.50, Expires 11/01/11	90	(48,690)
Strike Price USD 65, Expires 11/21/11	200	(134,000)
Strike Price USD 67.50, Expires 11/21/11	30	(11,057)
Schlumberger Ltd.:
Strike Price USD 70, Expires 11/21/11	130	(64,025)
Strike Price USD 72.50, Expires 12/19/11	65	(30,225)
Strike Price USD 75, Expires 12/19/11	65	(21,775)
Seabridge Gold, Inc.:
Strike Price USD 28, Expires 11/21/11	500	(8,750)
Strike Price USD 30, Expires 11/21/11	225	(2,250)
Strike Price USD 31, Expires 11/21/11	150	(1,500)
Strike Price USD 35, Expires 11/21/11	100	(1,500)
Strike Price USD 28, Expires 12/19/11	500	(27,500)
Ship Finance International Ltd.:
Strike Price USD 15, Expires 11/21/11	850	(21,250)
Strike Price USD 15, Expires 12/19/11	560	(28,000)
Silvercorp Metals, Inc.:
Strike Price USD 10, Expires 11/21/11	1,550	(42,625)
Strike Price USD 11, Expires 12/19/11	2,230	(66,900)
Southwestern Energy Co., Strike Price USD 44, Expires 12/19/11	135	(21,803)
Suncor Energy, Inc.:
Strike Price USD 32, Expires 11/21/11	340	(41,820)
Strike Price USD 33, Expires 12/19/11	115	(17,595)
Strike Price USD 34, Expires 12/19/11	115	(13,225)
Targa Resources Partners LP:
Strike Price USD 35, Expires 11/21/11	250	(37,500)
Strike Price USD 36, Expires 12/19/11	100	(11,250)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	87

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
Titanium Metals Corp.:
Strike Price USD 18, Expires 12/19/11	625	$(37,500)
Strike Price USD 19, Expires 1/23/12	625	(35,938)
Trican Well Service Ltd., Strike Price CAD 20, Expires 12/19/11	270	(14,898)
Ultra Petroleum Corp., Strike Price USD 36, Expires 11/21/11	160	(6,000)
US Gold Corp., Strike Price USD 5, Expires 1/23/12	900	(45,000)
Vermilion Energy, Inc., Strike Price CAD 50, Expires 12/19/11	280	(20,366)
Whiting Petroleum Corp.:
Strike Price USD 47.50, Expires 11/21/11	125	(31,250)
Strike Price USD 47.50, Expires 12/19/11	100	(37,500)
Strike Price USD 50, Expires 1/23/12	150	(54,000)
Williams Partners LP:
Strike Price USD 57, Expires 11/15/11	280	(77,560)
Strike Price USD 55, Expires 11/21/11	349	(148,325)

Total Exchange-Traded Call Options		(5,990,095)

Exchange-Traded Put Options – (0.0)%
CF Industries Holdings, Inc.:
Strike Price USD 130, Expires 11/21/11	115	(9,142)
Strike Price USD 135, Expires 11/21/11	190	(20,900)
Strike Price USD 145, Expires 11/21/11	60	(14,490)
E.I. du Pont de Nemours & Co., Strike Price USD 45, Expire s 11/21/11	1,250	(72,500)
The Mosaic Co.:
Strike Price USD 52.50, Expires 11/21/11	587	(40,797)
Strike Price USD 57.50, Expires 11/21/11	63	(12,758)
Newmont Mining Corp.:
Strike Price USD 60, Expires 11/21/11	570	(26,220)
Strike Price USD 62.50, Expires 11/21/11	570	(48,450)

Total Exchange-Traded Put Options		(245,257)

Over-the-Counter Call Options – (0.5)%
Alexco Resource Corp.:
Strike Price USD 7.77, Expires 11/28/11, Broker UBS Securities LLC	57,000	(29,242)
Strike Price USD 8.05, Expires 12/01/11, Broker Deutsche Bank Securities Corp.	80,000	(34,650)
Angle Energy, Inc., Strike Price CAD 9, Expires 11/01/11, Broker Morgan Stanley & Co., Inc.	17,000	–
Archer-Daniels-Midland Co., Strike Price USD 30, Expire s 11/04/11, Broker Morgan Stanley & Co., Inc.	96,000	(6,318)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Augusta Resource Corp.:
Strike Price USD 4.55, Expires 11/11/11, Broker Citigroup Global Markets, Inc.	96,500	$(2,798)
Strike Price USD 4.50, Expires 11/15/11, Broker Morgan Stanley & Co., Inc.	67,500	(3,733)
Strike Price USD 3.12, Expires 12/01/11, Broker Morgan Stanley & Co., Inc.	96,500	(75,961)
Strike Price USD 4.50, Expires 12/09/11, Broker Morgan Stanley & Co., Inc.	50,000	(8,777)
BHP Billiton Ltd. - ADR, Strike Price USD 78.95, Expires 12/08/11, Broker Morgan Stanley & Co., Inc.	25,000	(91,725)
Bill Barrett Corp., Strike Price USD 45.11, Expires 11/01/11, Broker Citigroup Global Markets, Inc.	18,800	(16)
Caterpillar, Inc., Strike Price USD 92.06, Expires 12/08/11, Broker Deutsche Bank Securities Corp.	26,000	(148,566)
China Agri-industries Holdings Ltd., Strike Price HKD 5.12, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	2,600,000	(402,231)
Compass Minerals International, Inc., Strike Price USD 78.68, Expires 11/10/11, Broker Morgan Stanley & Co., Inc.	26,500	(15,643)
Detour Gold Corp., Strike Price CAD 31.63, Expires 12/02/11, Broker Deutsche Bank Securities Corp.	73,000	(193,233)
E.I. du Pont de Nemours & Co.:
Strike Price USD 48.81, Expires 11/10/11, Broker Morgan Stanley & Co., Inc.	8,000	(8,342)
Strike Price USD 48.81, Expires 11/17/11, Broker Morgan Stanley & Co., Inc.	8,000	(11,573)
Enterprise Products Partners LP, Strike Price USD 43.43, Expires 11/01/11, Broker Morgan Stanley & Co., Inc.	25,000	(34,925)
Fresnillo Plc:
Strike Price GBP 19.54, Expires 11/09/11, Broker Societe General Securities Corp.	72,500	(13,775)
Strike Price GBP 19.54, Expires 11/16/11, Broker Societe General Securities Corp.	72,500	(27,213)
Goldcorp, Inc., Strike Price USD 54.50, Expires 11/01/11, Broker UBS Securities LLC	2,500	–
HudBay Minerals, Inc., Strike Price CAD 12.18, Expires 11/29/11, Broker Goldman Sachs & Co.	47,500	(6,864)
Israel Chemicals Ltd., Strike Price ILS 47.62, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	177,000	(27,062)
K+S AG, Strike Price EUR 43.72, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	25,000	(100,288)

See Notes to Financial Statements.

88	ANNUAL REPORT	OCTOBER 31, 2011

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Kenmare Resources Plc:
Strike Price GBP 0.43, Expires 11/09/11, Broker Societe General Securities Corp.	650,000	$(13,382)
Strike Price GBP 0.44, Expires 11/09/11, Broker UBS Securities LLC	240,000	(3,385)
Strike Price GBP 0.44, Expires 11/16/11, Broker Societe General Securities Corp.	650,000	(15,624)
Key Energy Services, Inc., Strike Price USD 12.45, Expires 12/02/11, Broker Citigroup Global Markets, Inc.	48,000	(53,729)
Keyera Corp., Strike Price CAD 47.06, Expires 11/11/11, Broker Banc of America Securities	36,000	(6,706)
Magellan Midstream Partners LP, Strike Price USD 61, Expires 11/04/11, Broker Morgan Stanley & Co., Inc.	20,000	(58,200)
OGX Petroleo e Gas Participacoes SA, Strike Price BRL 11.90, Expires 11/16/11, Broker Banc of America Securities	72,000	(99,741)
ONEOK Partners LP:
Strike Price USD 44.85, Expires 11/01/11, Broker Morgan Stanley & Co., Inc.	12,500	(64,438)
Strike Price USD 45.32, Expires 11/01/11, Broker Citigroup Global Markets, Inc.	3,600	(16,844)
Strike Price USD 46.61, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	12,500	(49,648)
Strike Price USD 50.89, Expires 12/09/11, Broker Deutsche Bank Securities Corp.	25,000	(13,796)
Pan American Silver Corp., Strike Price USD 35, Expires 11/15/11, Broker UBS Securities LLC	36,500	(264)
Patterson-UTI Energy, Inc., Strike Price USD 21.68, Expires 12/07/11, Broker Morgan Stanley & Co., Inc.	15,000	(11,344)
Permian Basin Royalty Trust, Strike Price USD 20.46, Expires 12/09/11, Broker Morgan Stanley & Co., Inc.	25,000	(6,737)
Plains Exploration & Production Co., Strike Price USD 30.53, Expires 12/14/11, Broker Morgan Stanley & Co., Inc.	20,000	(55,091)
Quadra FNX Mining Ltd., Strike Price CAD 11.43, Expires 12/02/11, Broker Morgan Stanley & Co., Inc.	99,000	(81,572)
Rio Tinto Plc - ADR, Strike Price USD 54.22, Expires 12/08/11, Broker Citigroup Global Markets, Inc.	34,000	(158,519)
Rosetta Resources, Inc., Strike Price USD 44.90, Expires 11/01/11, Broker Deutsche Bank Securities Corp.	10,000	(4,065)
The Scotts Miracle-Gro Co., Class A, Strike Price USD 48.63, Expires 11/08/11, Broker Bancof America Securities	57,000	(53,288)
Seadrill Ltd., Strike Price NOK 178.40, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	18,000	(24,782)
Silver Wheaton Corp., Strike Price USD 36, Expires 11/30/11, Broker Citigroup Global Markets, Inc.	208,500	(301,820)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
SLC Agricola SA:
Strike Price BRL 16.48, Expires 11/03/11, Broker Credit Suisse First Boston	26,300	$(11,179)
Strike Price BRL 16.86, Expires 11/16/11, Broker Credit Suisse First Boston	16,000	(8,705)
Strike Price BRL 15.90, Expires 11/29/11, Broker Credit Suisse First Boston	31,500	(32,407)
Strike Price BRL 15.68, Expires 12/13/11, Broker Goldman Sachs & Co.	31,500	(38,828)
Sociedad Quimica y Minera de Chile SA - ADR:
Strike Price USD 60.90, Expires 12/09/11, Broker Credit Suisse First Boston	22,000	(40,690)
Strike Price USD 62.29, Expires 12/20/11, Broker UBS Securities LLC	20,000	(7,243)
Southwestern Energy Co., Strike Price USD 40.72, Expires 11/04/11, Broker Morgan Stanley & Co., Inc.	13,500	(21,283)
Statoil ASA, Strike Price NOK 125.00, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	38,400	(112,609)
Syngenta AG, Strike Price CHF 244.80, Expires 11/09/11, Broker UBS Securities LLC	17,200	(445,231)
Technip SA, Strike Price EUR 64.42, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	4,800	(34,736)
Teck Resources Ltd., Class B, Strike Price CAD 39.11, Expires 12/07/11, Broker Goldman Sachs & Co.	62,500	(160,923)
Uralkali - GDR, Strike Price USD 40.39, Expires 11/30/11, Broker Credit Suisse First Boston	92,000	(462,679)
US Gold Corp., Strike Price USD 6.33, Expires 11/15/11, Broker Citigroup Global Markets, Inc.	90,000	(657)
Williams Partners LP:
Strike Price USD 58.47, Expires 11/30/11, Broker Deutsche Bank Securities Corp.	10,000	(19,627)
Strike Price USD 57.90, Expires 12/09/11, Broker Deutsche Bank Securities Corp.	15,000	(36,739)

Total Over-the-Counter Call Options		(3,769,446)

Over-the-Counter Put Options – (0.0)%
Syngenta AG, Strike Price CHF 225, Expires 11/09/11, Broker Deutsche Bank Securities Corp.	13,600	(29)

Total Options Written
(Premiums Received – $9,371,512) – (1.3)%		(10,004,827)

Total Investments Net of Outstanding Options Written – 96.0%		752,310,332
Other Assets Less Liabilities – 4.0%		31,481,765

Net Assets – 100.0%		$783,792,097

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	89

Consolidated Schedule of Investments (concluded)	BlackRock Resources & Commodities Strategy Trust (BCX)

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$843,968,564

Gross unrealized appreciation	$15,379,038
Gross unrealized depreciation	(97,032,443)

Net unrealized depreciation	$(81,653,405)

(a)	All or a portion of security has been pledged/segregated as collateral or held in connection with outstanding options written.
(b)	Non-income producing security.
(c)	Represents the current yield as of report date.
(d)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at March 30, 2011	Net Activity	Shares Held at October 31, 2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	–	90,423,660	90,423,660	$124,105

—	Foreign currency exchange contracts as of October 31, 2011 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation

USD 11,058	CAD 11,000	Citigroup Global Markets, Inc.	11/01/11	$ 22

—

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Chemicals	$99,194,649	$39,288,619	–	$138,483,268
Energy Equipment & Services	19,362,735	2,968,914	–	22,331,649
Food Products	18,380,471	5,947,114	–	24,327,585
Machinery	37,416,223	–	–	37,416,223
Metals & Mining	179,035,219	14,096,408	–	193,131,627
Oil, Gas & Consumable Fuels	253,412,861	2,783,536	–	256,196,397
Short-Term Securities	90,423,660	–	–	90,423,660

Total	$697,225,818	$65,084,591	–	$762,310,409

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Equity contracts	$4,750	–	–	$4,750
Foreign currency exchange contracts	22	–	–	22
Liabilities:
Equity contracts	(5,640,515)	$(4,364,312)	–	(10,004,827)

Total	$(5,635,743)	$(4,364,312)	–	$(10,000,055)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

90	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments October 31, 2011	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia – 5.1%
Australia & New Zealand Banking Group Ltd.	22,700	$512,937
BHP Billiton Ltd. - ADR (a)	8,712	680,233
Foster’s Group Ltd.	107,800	605,541
National Australia Bank Ltd.	42,100	1,124,463
Santos Ltd.	84,300	1,138,520
Treasury Wine Estates Ltd.	37,766	147,456

		4,209,150

Belgium – 0.7%
Mobistar SA	4,720	268,593
Solvay SA	3,400	346,357

		614,950

Canada – 5.0%
Bank of Montreal	22,300	1,317,529
Bank of Nova Scotia	12,900	679,848
Enbridge, Inc.	29,000	1,004,635
National Bank of Canada	6,100	435,369
Suncor Energy, Inc.	3,950	125,821
TransCanada Corp.	11,900	505,847

		4,069,049

Finland – 0.4%
Kesko Oyj, Class B	9,800	347,843

France – 4.8%
Bouygues SA	10,400	388,427
PPR	1,600	248,281
Sanofi SA	4,300	307,618
Schneider Electric SA	9,940	583,674
Total SA	34,800	1,815,768
Vinci SA	13,100	642,402

		3,986,170

Germany – 2.9%
Allianz SE	5,300	589,689
BASF SE	12,200	890,549
SAP AG - ADR (a)	7,250	437,610
Siemens AG - ADR (a)	4,300	451,371

		2,369,219

Hong Kong – 2.1%
Esprit Holdings Ltd.	67,460	97,570
Hang Seng Bank Ltd.	20,300	261,757
Hopewell Holdings Ltd.	174,500	453,175
Power Assets Holdings Ltd.	118,900	903,499

		1,716,001

Italy – 0.4%
Enel SpA	63,300	298,656

Japan – 4.0%
Canon, Inc. - ADR (a)	10,900	496,495
Hitachi Koki Co. Ltd.	36,400	272,983
Mitsui & Co. Ltd.	48,700	710,753
Oracle Corp.	13,300	458,885
Ricoh Co. Ltd.	49,000	401,604
Sharp Corp.	36,000	331,850
Takeda Pharmaceutical Co. Ltd.	13,800	622,123

		3,294,693

Netherlands – 0.4%
Koninklijke KPN NV	26,000	340,416

Singapore – 1.5%
Keppel Corp. Ltd.	68,800	515,045

Common Stocks	Shares	Value

Singapore (concluded)
K-Green Trust	14,200	$10,082
Singapore Technologies Engineering Ltd.	165,000	369,634
United Overseas Bank Ltd.	24,347	330,207

		1,224,968

Spain – 1.1%
ACS Actividades de Construccion y Servicios
SA	7,900	299,269
Iberdrola SA	41,727	301,894
Indra Sistemas SA	15,900	266,425

		867,588

Sweden – 3.6%
Axfood AB	8,700	329,912
Hennes & Mauritz AB, Class B	25,500	843,141
Ratos AB, Class B	44,400	590,555
Scania AB, Class B	44,800	751,741
TeliaSonera AB	58,800	408,714

		2,924,063

Switzerland – 0.9%
Nestle SA	6,700	387,513
Zurich Financial Services AG (b)	1,424	328,152

		715,665

United Kingdom – 6.2%
AstraZeneca Plc	17,700	849,761
BHP Billiton Plc	14,150	445,576
British American Tobacco Plc	17,300	793,210
GlaxoSmithKline Plc	32,425	727,693
Man Group Plc	76,400	182,636
Royal Dutch Shell Plc, Class A - ADR	16,000	567,354
SSE Plc	35,000	756,215
Standard Chartered Plc	33,550	782,866

		5,105,311

United States – 42.2%
Abbott Laboratories (a)	12,900	694,921
Altria Group, Inc. (a)	48,700	1,341,685
Ameren Corp.	26,000	828,880
American Express Co. (a)	10,600	536,572
AT&T Inc. (a)	74,850	2,193,854
Automatic Data Processing, Inc. (a)	10,800	565,164
Bristol-Myers Squibb Co. (a)	44,100	1,393,119
Caterpillar, Inc.	12,450	1,176,027
CenturyLink, Inc.	15,000	528,900
Chevron Corp. (a)	10,200	1,071,510
The Chubb Corp.	7,300	489,465
Cincinnati Financial Corp.	14,500	419,630
The Coca-Cola Co. (a)	12,500	854,000
Consolidated Edison, Inc. (a)	18,000	1,041,660
Dominion Resources, Inc. (a)	10,200	526,218
Equity Residential - REIT (a)	12,100	710,028
Exxon Mobil Corp. (a)	31,400	2,452,026
General Electric Co. (a)	61,500	1,027,665
Genuine Parts Co. (a)	7,100	407,753
HCP, Inc. - REIT	13,825	550,926
Health Care REIT, Inc. (a)	12,500	658,625
Home Depot, Inc. (a)	13,800	494,040
Intel Corp. (a)	47,700	1,170,558
International Business Machines Corp. (a)	8,525	1,573,971
Johnson & Johnson (a)	8,500	547,315
Kraft Foods, Inc., Class A (a)	14,100	496,038

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	91

Schedule of Investments (continued)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (concluded)
Liberty Property Trust-REIT (a)	9,100	$291,200
M&T Bank Corp. (a)	5,700	433,827
McDonald’s Corp. (a)	14,400	1,337,040
Merck & Co., Inc. (a)	21,400	738,300
MetLife, Inc. (a)	9,200	323,472
Microchip Technology, Inc. (a)	21,700	784,672
Microsoft Corp. (a)	41,800	1,113,134
PepsiCo, Inc. (a)	9,400	591,730
Pfizer, Inc. (a)	33,300	641,358
Philip Morris International, Inc. (a)	13,400	936,258
PPG Industries, Inc. (a)	8,500	734,485
Reynolds American, Inc. (a)	15,000	580,200
The Southern Co. (a)	11,000	475,200
T. Rowe Price Group, Inc. (a)	7,300	385,732
United Technologies Corp. (a)	2,400	187,152
Ventas, Inc. (a)	13,313	740,336
Wal-Mart Stores, Inc.	11,050	626,756

		34,671,402

Total Long-Term Investments
(Cost – $67,406,377) – 81.3%		66,755,144

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.14% (c)(d)	10,393,859	10,393,859

Total Short-Term Securities
(Cost – $10,393,859) – 12.7%		10,393,859

Options Purchased	Contracts

Over-the-Counter Call Options – 0.1%
Financial Select Sector SPDR Fund, Strike Price USD 13, Expires 11/02/11, Broker Jefferies & Co., Inc.	1,460	81,195

Total Options Purchased
(Cost – $40,913) – 0.1%		81,195

Total Investments Before Outstanding Options Written
(Cost – $77,841,149*) – 94.1%		77,230,198

Options Written

Exchange-Traded Call Options – (0.6)%
Abbott Laboratories, Strike Price USD 52.50, Expires 11/21/11	50	(8,924)
Altria Group, Inc., Strike Price USD 27, Expires 11/01/11	200	(11,000)
American Express Co., Strike Price USD 49, Expires 11/21/11	42	(10,857)
AT&T Inc., Strike Price USD 30, Expires 11/21/11	300	(5,850)
Automatic Data Processing, Inc., Strike Price USD 50, Expires 11/21/11	45	(12,038)
Bank of Montreal, Strike Price CAD 61, Expires 12/19/11	90	(5,102)
Bank of Nova Scotia, Strike Price CAD 52, Expires 11/21/11	50	(6,070)

Options Written	Contracts	Value

Exchange-Traded Call Options (continued)
BHP Billiton Ltd. - ADR, Strike Price USD 85, Expires 11/21/11	35	$(2,748)
Bristol-Myers Squibb Co., Strike Price USD 32, Expires 11/21/11	180	(7,650)
Canon, Inc. - ADR, Strike Price USD 50, Expires 11/02/11	44	–
The Coca-Cola Co., Strike Price USD 70, Expires 11/21/11	50	(1,950)
Consolidated Edison, Inc., Strike Price USD 55, Expires 11/21/11	72	(22,320)
Dominion Resources, Inc, Strike Price USD 50.75, Expires 11/21/11	40	(5,191)
Equity Residential - REIT, Strike Price USD 60, Expires 11/21/11	48	(4,800)
Exxon Mobil Corp., Strike Price USD 75, Expires 11/21/11	70	(25,550)
General Electric Co., Strike Price USD 17, Expires 12/19/11	125	(6,938)
Genuine Parts Co., Strike Price USD 55, Expires 11/21/11	30	(10,425)
Health Care REIT, Inc., Strike Price USD 50, Expires 11/01/11	50	(13,450)
Home Depot, Inc., Strike Price USD 34, Expires 11/21/11	55	(11,908)
Intel Corp., Strike Price USD 23, Expires 11/21/11	190	(30,020)
International Business Machines Corp., Strike Price USD 175, Expires 11/21/11	34	(35,700)
Johnson & Johnson:
Strike Price USD 65.35, Expires 11/01/11	20	(24)
Strike Price USD 65, Expires 12/19/11	15	(1,665)
Kraft Foods, Inc., Class A, Strike Price USD 35, Expires 12/19/11	30	(3,045)
Liberty Property Trust - REIT, Strike Price USD 30, Expires 11/21/11	35	(7,700)
M&T Bank Corp., Strike Price USD 80, Expires 1/23/12	23	(7,130)
McDonald’s Corp., Strike Price USD 92.50, Expires 11/01/11	58	(3,022)
Merck & Co., Inc.:
Strike Price USD 33, Expires 11/01/11	40	(6,000)
Strike Price USD 34, Expires 11/01/11	45	(2,281)
MetLife, Inc., Strike Price USD 35, Expires 11/01/11	37	(1,415)
Microchip Technology, Inc., Strike Price USD 35, Expires 11/01/11	87	(10,266)
Microsoft Corp., Strike Price USD 28, Expires 11/21/11	170	(1,615)
National Bank of Canada, Strike Price CAD 72, Expires 11/21/11	25	(2,195)
PepsiCo, Inc., Strike Price USD 62.50, Expires 11/21/11	37	(4,551)
Pfizer, Inc.:
Strike Price USD 18, Expires 11/21/11	46	(6,141)
Strike Price USD 19, Expires 11/21/11	66	(3,663)
Strike Price USD 20, Expires 11/21/11	20	(330)
Philip Morris International, Inc., Strike Price USD 75, Expires 11/01/11	54	–
PPG Industries, Inc., Strike Price USD 75, Expires 11/21/11	34	(40,120)
PPR, Strike Price EUR 110, Expires 12/16/11	6	(5,324)

See Notes to Financial Statements.

92	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options (concluded)
Reynolds American, Inc., Strike Price USD 37, Expires 11/21/11	60	$(12,600)
SAP AG - ADR, Strike Price USD 55, Expires 11/21/11	29	(18,270)
Siemens AG - ADR, Strike Price USD 120, Expires 1/23/12	17	(3,528)
Southern Co.:
Strike Price USD 41, Expires 11/21/11	25	(5,612)
Strike Price USD 42, Expires 11/21/11	20	(2,550)
Suncor Energy, Inc., Strike Price CAD 34, Expires 12/19/11	15	(1,181)
T. Rowe Price Group, Inc., Strike Price USD 50, Expires 11/21/11	30	(13,263)
TransCanada Corp., Strike Price CAD 42, Expires 11/21/11	47	(6,083)
United Technologies Corp., Strike Price USD 75, Expires 11/21/11	24	(9,240)
Ventas, Inc., Strike Price USD 50, Expires 11/21/11	53	(34,450)
Zurich Financial Services AG, Strike Price CHF 175, Expires 11/18/11	57	(17,717)

Total Exchange-Traded Call Options		(469,472)

Exchange-Traded Put Options – (0.1)%
Aflac, Inc., Strike Price USD 32.50, Expires 11/02/11	85	–
Barclays Plc, Strike Price USD 14, Expires 12/19/11	133	(26,932)
Chevron Corp., Strike Price USD 102.50, Expires 11/21/11	92	(20,621)
Emerson Electric Co., Strike Price USD 42.25, Expires 11/01/11	303	–
The Goldman Sachs Group, Inc., Strike Price USD 95.50, Expires 11/02/11	34	–
Hudson City BanCorp, Inc., Strike Price USD 5.70, Expires 11/02/11	306	(1)
United Technologies Corp., Strike Price USD 72.50, Expires 11/21/11	94	(6,157)
Wells Fargo & Co., Strike Price USD 24.55, Expires 11/02/11	252	(321)

Total Exchange-Traded Put Options		(54,032)

Over-the-Counter Call Options – (0.9)%
ACS Actividades de Construccion y Servicios SA, Strike Price EUR 29.03, Expires 11/09/11, Broker Societe General Securities Corp.	3,200	(560)
Allianz SE, Strike Price EUR 65.52, Expires 11/09/11, Broker Societe General Securities Corp.	2,200	(45,353)
Ameren Corp., Strike Price USD 30.50, Expires 11/28/11, Broker Morgan Stanley & Co., Inc.	10,400	(16,988)
AstraZeneca Plc, Strike Price GBP 28.25, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	7,000	(18,609)
Australia & New Zealand Banking Group Ltd., Strike Price AUD 20.67, Expires 11/07/11, Broker Morgan Stanley & Co., Inc.	9,000	(7,851)
Axfood AB, Strike Price SEK 235.78, Expires 11/09/11, Broker UBS Securities LLC	3,500	(7,027)
BASF SE, Strike Price EUR 54.31, Expires 11/09/11, Broker UBS Securities LLC	4,900	(7,879)
BHP Billiton Plc, Strike Price GBP 19.72, Expires 11/16/11, Broker Societe General Securities Corp.	5,700	(5,095)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Bouygues SA, Strike Price EUR 25.67, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	4,200	$(7,995)
British American Tobacco Plc, Strike Price GBP 28.75, Expires 11/09/11, Broker Credit Suisse First Boston	7,000	(2,558)
Caterpillar, Inc., Strike Price USD 92.06, Expires 12/08/11, Broker Deutsche Bank Securities Corp.	5,000	(28,570)
CenturyLink, Inc., Strike Price USD 33.43, Expires 11/03/11, Broker Goldman Sachs & Co.	6,000	(10,980)
Chevron Corp., Strike Price USD 100, Expires 11/14/11, Broker UBS Securities LLC	7,800	(43,813)
The Chubb Corp., Strike Price USD 60.83, Expires 11/10/11, Broker Morgan Stanley & Co., Inc.	3,000	(18,660)
Cincinnati Financial Corp., Strike Price USD 27.19, Expires 11/03/11, Broker Banc of America Securities	6,000	(10,494)
Enbridge, Inc., Strike Price CAD 33.02, Expires 11/07/11, Broker Banc of America Securities	11,500	(17,696)
Enel SpA, Strike Price EUR 3.20, Expires 11/09/11, Broker UBS Securities LLC	25,300	(7,454)
Esprit Holdings Ltd., Strike Price HKD 20.18, Expires 11/07/11, Broker Goldman Sachs & Co.	27,000	–
Exxon Mobil Corp., Strike Price USD 72.11, Expires 11/11/11, Broker UBS Securities LLC	5,500	(32,890)
Foster’s Group Ltd., Strike Price AUD 4.89, Expires 11/07/11, Broker UBS Securities LLC	43,200	(20,105)
General Electric Co., Strike Price USD 16.25, Expires 11/11/11, Broker Goldman Sachs & Co.	12,000	(7,480)
GlaxoSmithKline Plc, Strike Price GBP 13.43, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	13,000	(11,304)
Hang Seng Bank Ltd., Strike Price HKD 112.71, Expires 11/07/11, Broker Deutsche Bank Securities Corp.	8,100	(11)
HCP, Inc. - REIT, Strike Price USD 37.18, Expires 11/01/11, Broker Credit Suisse First Boston	5,500	(14,669)
Hennes & Mauritz AB, Class B, Strike Price SEK 200.85, Expires 11/09/11, Broker UBS Securities LLC	10,200	(23,121)
Hitachi Koki Co. Ltd., Strike Price JPY 580.38, Expires 11/07/11, Broker Deutsche Bank Securities Corp.	14,600	(2,687)
Hopewell Holdings Ltd., Strike Price HKD 24.02, Expires 11/07/11, Broker Goldman Sachs & Co.	71,539	–
Iberdrola SA, Strike Price EUR 4.60, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	17,000	(14,978)
Indra Sistemas SA, Strike Price EUR 11.72, Expires 11/16/11, Broker Societe General Securities Corp.	6,400	(4,862)
Keppel Corp. Ltd., Strike Price SGD 9.00, Expires 11/08/11, Broker Goldman Sachs & Co.	28,000	(11,124)
Kesko Oyj, Class B, Strike Price EUR 24.66, Expires 11/09/11, Broker UBS Securities LLC	3,900	(7,475)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	93

Schedule of Investments (continued)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Call Options (continued)
Koninklijke KPN NV, Strike Price EUR 9.94, Expires 11/16/11, Broker Citigroup Global Markets, Inc.	10,400	$(753)
Kraft Foods, Inc., Class A, Strike Price USD 34.76, Expires 11/04/11, Broker Goldman Sachs & Co.	2,700	(1,538)
Man Group Plc, Strike Price GBP 2.15, Expires 11/09/11, Broker UBS Securities LLC	31,000	(1)
Mitsui & Co. Ltd., Strike Price JPY 1,289.18, Expires 11/07/11, Broker Goldman Sachs & Co.	19,500	(89)
Mobistar SA, Strike Price EUR 42.92, Expires 11/09/11, Broker UBS Securities LLC	1,900	(513)
National Australia Bank Ltd., Strike Price AUD 23.80, Expires 11/07/11, Broker Morgan Stanley & Co., Inc.	16,900	(27,769)
Nestle SA, Strike Price CHF 50.10, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	2,700	(2,127)
Oracle Corp., Strike Price JPY 2,608.14, Expires 11/07/11, Broker Morgan Stanley & Co., Inc.	5,400	(7,143)
Power Assets Holdings Ltd., Strike Price HKD 62.23, Expires 11/07/11, Broker Deutsche Bank Securities Corp.	47,500	(919)
Ratos AB, Class B, Strike Price SEK 91.91, Expires 11/09/11, Broker UBS Securities LLC	17,800	(2,866)
Ricoh Co. Ltd., Strike Price JPY 763.35, Expires 11/07/11, Broker Morgan Stanley & Co., Inc.	20,000	(3)
Royal Dutch Shell Plc, Class A - ADR, Strike Price EUR 23.37, Expires 11/09/11, Broker UBS Securities LLC	6,400	(20,010)
Sanofi SA, Strike Price EUR 47.13, Expires 11/28/11, Broker Morgan Stanley & Co., Inc.	1,800	(11,739)
Santos Ltd., Strike Price AUD 11.83, Expires 11/07/11, Broker UBS Securities LLC	33,800	(36,957)
Scania AB, Class B, Strike Price SEK 110.15, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	18,000	(11,996)
Schneider Electric SA, Strike Price EUR 42.46, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	4,000	(10,065)
Sharp Corp., Strike Price JPY 616.49, Expires 11/07/11, Broker Goldman Sachs & Co.	15,000	(20,024)
Singapore Technologies Engineering Ltd., Strike Price SGD 3.00, Expires 11/08/11, Broker Goldman Sachs & Co.	66,000	(86)
Solvay SA, Strike Price EUR 79.56, Expires 11/09/11, Broker Morgan Stanley & Co., Inc.	1,400	(1,559)
SSE Plc, Strike Price GBP 13.29, Expires 11/09/11, Broker UBS Securities LLC	14,000	(5,705)

Options Written	Contracts	Value

Over-the-Counter Call Options (concluded)
Standard Chartered Plc, Strike Price GBP 14.75, Expires 11/09/11, Broker Societe General Securities Corp.	13,400	$(8,716)
Takeda Pharmaceutical Co. Ltd., Strike Price JPY 3,737, Expires 11/07/11, Broker Goldman Sachs & Co.	5,600	(2)
TeliaSonera AB, Strike Price SEK 45.44, Expires 11/09/11, Broker UBS Securities LLC	23,600	(1,597)
Total SA, Strike Price EUR 31.92, Expires 11/30/11, Broker UBS Securities LLC	14,000	(112,366)
United Overseas Bank Ltd., Strike Price SGD 18.19, Expires 11/08/11, Broker Deutsche Bank Securities Corp.	10,000	(297)
Vinci SA, Strike Price EUR 33.53, Expires 11/09/11, Broker Citigroup Global Markets, Inc.	5,300	(16,855)
Wal-Mart Stores, Inc., Strike Price USD 52.22, Expires 11/04/11, Broker Goldman Sachs & Co.	4,400	(19,800)

Total Over-the-Counter Call Options		(729,783)

Over-the-Counter Put Options – (0.1)%
Banco Santander SA - ADR, Strike Price USD 7.70, Expires 11/02/11, Broker Deutsche Bank Securities Corp.	43,700	(2)
Bank of America Corp., Strike Price USD 6.34, Expires 11/02/11, Broker Deutsche Bank Securities Corp.	22,300	(169)
HSBC Holdings Plc, Strike Price USD 46.25, Expires 11/30/11, Broker Citigroup Global Markets, Inc.	26,000	(85,791)
Societe Generale, Strike Price EUR 24, Expires 12/02/11, Broker Morgan Stanley & Co., Inc.	4,300	(21,601)

Total Over-the-Counter Put Options		(107,563)

Total Options Written
(Premiums Received – $1,270,395) – (1.7)%		(1,360,850)

Total Investments Net of Outstanding Options Written – 92.4%		75,869,348
Other Assets Less Liabilities – 7.6%		6,226,450

Net Assets – 100.0%		$82,095,798

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011 as computed for federal income tax purposes, were as follows:

Aggregate cost	$80,765,144

Gross unrealized appreciation	$3,701,505
Gross unrealized depreciation	(7,236,451)

Net unrealized depreciation	$(3,534,946)

(a)	All or a portion of security has been pledged/segregated as collateral or held in connection with outstanding options written.
(b)	Non-income producing security.
(c)	Represents the current yield as of report date.

(d)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
	0000000000000	0000000000000	0000000000000	0000000000000	0000000000000

Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at October 31, 2011	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	5,624,436	4,769,423	10,393,859	$48	$7,728

See Notes to Financial Statements.

94	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (concluded)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

—	Foreign currency exchange contracts as of October 31, 2011 were as follows:

Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	6,000 USD	6,032	Deutsche Bank Securities Corp.	11/01/11	$ (13)

GBP	11,000 USD	17,742	Deutsche Bank Securities Corp.	11/01/11	(55)

USD	6,032 CAD	6,000	Citigroup Global Markets, Inc.	11/01/11	12

USD	152,624 EUR	109,000	Citigroup Global Markets, Inc.	11/02/11	1,801

USD	1,339,574 GBP	831,000	Citigroup Global Markets, Inc.	11/03/11	3,411

Total					$5,156

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available In the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Trust’s perceived risk of investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$1,285,774	$2,923,376	–	$4,209,150
Belgium	–	614,950	–	614,950
Canada	4,069,049	–	–	4,069,049
Finland	–	347,843	–	347,843
France	–	3,986,170	–	3,986,170
Germany	888,981	1,480,238	–	2,369,219
Hong Kong	–	1,716,001	–	1,716,001
Italy	–	298,656	–	298,656
Japan	496,495	2,798,198	–	3,294,693
Netherlands	–	340,416	–	340,416
Singapore	–	1,224,968	–	1,224,968
Spain	–	867,588	–	867,588
Sweden	–	2,924,063	–	2,924,063
Switzerland	–	715,665	–	715,665
United Kingdom	–	5,105,311	–	5,105,311
United States	34,671,402	–	–	34,671,402
Short-Term Securities	10,393,859	–	–	10,393,859

Total	$51,805,560	$25,343,443	–	$77,149,003

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Equity contracts	–	$81,195	–	$81,195
Foreign currency exchange contracts	$5,224	–	–	5,224
Liabilities:
Equity contracts	(413,607)	(947,243)	–	(1,360,850)
Foreign currency exchange contracts	(68)	–	–	(68)

Total	$(408,451)	$(866,048)	–	$(1,274,499)

[1]

Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	95

Statements of Assets and Liabilities

October 31, 2011	BlackRock Equity Dividend Trust (BDV)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Strategic Equity Dividend Trust (BDT)	BlackRock EcoSolutions Investment Trust (BQR)	BlackRock Energy and Resources Trust (BGR)

Assets

Investments at value – unaffiliated[2,3]	$534,201,286	$554,705,463	$292,815,139	$108,583,779	$836,152,252
Investments at value – affiliated[4]	23,258,766	30,601,274	12,976,225	11,307,957	75,533,316
Cash	–	–	–	1,059,190	–
Foreign currency at value[5]	50,571	5,513	–	94,019	2,158
Investments sold receivable	1,250,646	3,630,134	3,332,762	5,647	–
Dividends receivable	887,271	915,952	411,472	128,233	356,156
Cash pledged as collateral for options written	333,158	2,250,904	277,677	710,000	790,000
Dividends receivable – affiliated	1,381	1,893	1,092	580	689
Unrealized appreciation on foreign currency exchange contracts	100	104	–	–	–
Securities lending income receivable – affiliated	–	1,370	–	1,939	15,770
Other assets	208,074	234,752	57,775	10,098	248,886

Total assets	560,191,253	592,347,359	309,872,142	121,901,442	913,099,227

Liabilities

Collateral at value - securities loaned	–	446,250	–	1,800,329	60,660,178
Options written at value[6]	4,178,188	11,526,764	3,128,041	2,313,399	7,876,510
Investments purchased payable	972,433	3,681,310	3,241,484	–	2,000
Unrealized depreciation on foreign currency exchange contracts	–	–	–	244	–
Bank overdraft	–	–	–	–	3,282
Investment advisory fees payable	293,284	470,296	182,941	114,124	707,408
Licensing fee payable	183,260	88,095	99,036	–	–
Officer’s and Trustees’ fees payable	173,116	165,804	41,741	–	201,455
Other accrued expenses payable	243,877	256,713	179,034	176,444	319,929

Total liabilities	6,044,158	16,635,232	6,872,277	4,404,540	69,770,762

Net Assets	$554,147,095	$575,712,127	$302,999,865	$117,496,902	$843,328,465

Net Assets Consist of

Paid-in capital	$651,925,710	$803,182,202	$330,422,100	$190,246,427	$680,602,964
Undistributed (distributions in excess of) net investment income	(173,217)	(165,909)	92,559	(9,754)	1,970,162
Accumulated net realized gain (loss)	(99,321,819)	(228,830,754)	(28,115,350)	(53,625,367)	(2,808,123)
Net unrealized appreciation/depreciation	1,716,421	1,526,588	600,556	(19,114,404)	163,563,462

Net Assets	$554,147,095	$575,712,127	$302,999,865	$117,496,902	$843,328,465

Net asset value[7]	$10.14	$8.03	$11.26	$9.38	$28.33

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost – unaffiliated	$531,511,086	$550,621,306	$291,273,028	$127,220,603	$678,277,532
[3] Securities on loan at value	–	$429,000	–	$1,650,182	$56,727,527
[4] Investments at cost – affiliated	$23,258,766	$30,601,274	$12,976,225	$11,307,957	$75,533,316
[5] Foreign currency at cost	$50,838	$5,527	–	$87,804	$2,142
[6] Premiums received	$3,204,761	$8,947,908	$2,186,486	$1,826,626	$13,563,526
[7] Shares outstanding, unlimited number of shares authorized, $0.001 par value	54,638,903	71,655,012	26,908,028	12,521,049	29,766,217

See Notes to Financial Statements.

96	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)	BlackRock International Growth and Income Trust (BGY)	BlackRock Real Asset Equity Trust (BCF)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

$1,091,393,425	$180,611,027	$880,097,070	$680,913,258	$671,891,499	$66,836,339
30,113,366	15,121,270	96,127,030	40,960,018	90,423,660	10,393,859
419,742	–	799,721	1,965,929	7,099,655	–
4,963,788	2,804	1,810,225	4,446,202	32,170	13,343
23,137,799	18,508,315	11,959,464	2,520,270	2,955,904	1,566,042
1,885,171	279,327	3,056,815	859,209	805,227	180,457
11,573,000	10,816,345	11,623,085	–	22,810,575	4,709,150
2,663	1,026	5,204	2,482	7,825	717
98,024	–	9,271	–	22	5,224
227	764	–	737	–	–
1,147,172	23,872	363,341	498,544	349	16,265

1,164,734,377	225,364,750	1,005,851,226	732,166,649	796,026,886	83,721,396

–	7,320,205	–	11,645,567	–	–
33,264,806	2,876,307	32,292,222	7,107,324	10,004,827	1,360,850
15,608,247	12,132,967	12,504,724	109,784	1,061,527	16,459
87,308	12,934	176,535	600	–	68
–	–	–	–	–	–
906,138	167,201	782,042	586,832	623,527	50,211
–	–	–	–	–	–
302,721	13,041	268,966	166,076	–	10,855
645,283	167,465	674,200	633,052	544,908	187,155

50,814,503	22,690,120	46,698,689	20,249,235	12,234,789	1,625,598

$1,113,919,874	$202,674,630	$959,152,537	$711,917,414	$783,792,097	$82,095,798

$1,350,492,274	$177,248,489	$1,561,066,808	$685,827,105	$866,273,836	$82,951,843

(311,226)	(108)	(101,531)	(3,241,230)	1,402,450	2,106,652
(197,016,350)	7,538,118	(545,303,961)	(59,780,834)	(5,427,626)	(2,259,463)
(39,244,824)	17,888,131	(56,508,779)	89,112,373	(78,456,563)	(703,234)

$1,113,919,874	$202,674,630	$959,152,537	$711,917,414	$783,792,097	$82,095,798

$16.03	$26.65	$8.72	$12.45	$16.83	$13.61

$1,122,496,758	$162,643,662	$924,760,700	$596,423,883	$749,715,319	$67,447,290
–	$6,756,652	–	$10,665,579	–	–
$30,113,366	$15,121,270	$96,660,952	$40,960,018	$90,423,660	$10,393,859
$4,822,815	$2,685	$1,807,587	$4,508,994	$31,830	$13,334
$24,253,732	$2,771,548	$20,868,865	$11,693,091	$9,371,512	$1,270,395

69,483,161	7,605,601	109,989,277	57,173,280	46,575,310	6,033,028

ANNUAL REPORT	OCTOBER 31, 2011	97

Statements of Operations

Period Ended October 31, 2011	BlackRock Equity Dividend Trust (BDV)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Strategic Equity Dividend Trust (BDT)	BlackRock EcoSolutions Investment Trust (BQR)	BlackRock Energy and Resources Trust (BGR)

Investment Income

Dividends - unaffiliated	$17,640,986	$18,270,507	$10,099,090	$3,195,199	$12,231,976
Foreign taxes withheld	(106,592)	(108,970)	–	(139,434)	(605,161)
Dividends - affiliated	30,339	40,474	13,992	6,453	49,862
Securities lending - affiliated	–	9,119	–	11,916	75,685

Total income	17,564,733	18,211,130	10,113,082	3,074,134	11,752,362

Expenses

Investment advisory	3,664,408	5,934,728	2,310,742	1,546,315	10,495,500
Licensing	563,754	490,440	308,099	–	–
Printing	118,736	129,864	56,023	37,470	159,714
Custodian	103,488	81,691	91,727	98,450	135,630
Professional	71,600	49,711	51,155	59,965	95,628
Officer and Trustees	52,187	42,913	36,998	14,156	70,967
Insurance	32,238	35,912	16,922	8,223	44,554
Registration	24,354	23,305	12,395	14,947	14,074
Transfer agent	13,449	13,448	13,232	12,386	12,538
Organization	–	–	–	–	–
Miscellaneous	6,310	3,597	14,728	17,011	13,849

Total expenses	4,650,524	6,805,609	2,912,021	1,808,923	11,042,454

Less fees waived by advisor	(10,084)	(16,007)	(6,653)	(3,878)	(965,039)

Total expenses after fees waived	4,640,440	6,789,602	2,905,368	1,805,045	10,077,415

Net investment income (loss)	12,924,293	11,421,528	7,207,714	1,269,089	1,674,947

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments - unaffiliated	50,485,864	8,464,331	11,427,763	(15,904,393)	23,492,194
Investments - affiliated	124	255	79	44	377
Options written	9,164,214	26,304,695	5,579,058	5,900,435	17,004,029
Foreign currency transactions	(803)	7,140	–	53,127	57,189

	59,649,399	34,776,421	17,006,900	(9,950,787)	40,553,789

Net change in unrealized appreciation/depreciation on:
Investments	(28,976,485)	(5,762,307)	(1,124,114)	5,847,975	67,847,332
Options written	(324,834)	(1,548,935)	(469,769)	246,351	11,497,618
Foreign currency transactions	(352)	(955)	–	(1,262)	545

	(29,301,671)	(7,312,197)	(1,593,883)	6,093,064	79,345,495

Total realized and unrealized gain (loss)	30,347,728	27,464,224	15,413,017	(3,857,723)	119,899,284

Net Increase (Decrease) in Net Assets Resulting from Operations	$43,272,021	$38,885,752	$22,620,731	$(2,588,634)	$121,574,231

[1]	Consolidated Statement of Operations.
[2]	Commencement of operations was March 30, 2011. This information includes the initial investment by BlackRock HoldCo 2, Inc.
[3]	Net of $749 and $(196,854) foreign capital gain tax for BME and BCF, respectively.

See Notes to Financial Statements.

98	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock Global Opportunities Equity Trust (BOE)	BlackRock Health Sciences Trust (BME)	BlackRock International Growth and Income Trust (BGY)	BlackRock Real Asset Equity Trust (BCF)	BlackRock Resources & Commodities Strategy Trust (BCX)[1,2]	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

$26,747,134	$2,377,707	$29,454,447	$15,404,306	$6,985,855	$3,282,583
(1,706,070)	(64,578)	(2,587,823)	(451,384)	(377,399)	(172,380)
370,789	14,311	332,209	41,858	124,105	8,515
9,132	18,798	205	3,994	–	–

25,420,985	2,346,238	27,199,038	14,998,774	6,732,561	3,118,718

12,394,480	2,111,855	11,009,927	9,641,544	5,751,888	643,389
–	–	–	–	–	128,678
266,608	47,241	228,590	156,182	213,019	22,212
441,327	113,442	426,863	250,972	235,899	104,644
232,417	59,955	137,712	130,056	98,525	49,332
103,320	25,544	86,758	77,479	61,111	10,015
54,819	11,011	73,027	45,179	–	4,999
12,782	8,957	44,311	28,225	45,988	2,011
14,290	12,369	12,725	12,488	5,986	12,267
–	–	–	–	33,000	–
63,156	10,625	87,299	26,767	19,038	43,893

13,583,199	2,400,999	12,107,212	10,368,892	6,464,454	1,021,440

(23,064)	(8,124)	(37,488)	(1,595,753)	(1,046,957)	(4,635)

13,560,135	2,392,875	12,069,724	8,773,139	5,417,497	1,016,805

11,860,850	(46,637)	15,129,314	6,225,635	1,315,064	2,101,913

2,319,778	12,520,728	(13,574,365)	(12,336,977)	(14,500,916)	1,053,202
(3,063,507)	128	197,572	193	–	48
80,347,050	5,968,551	64,317,487	21,398,029	20,824,651	2,776,920
(384,697)	22,818	347,966	(116,798)	(432,695)	24,639

79,218,624	18,512,225	51,288,660	8,944,447	5,891,040	3,854,809

(123,672,191)	(6,592,874)[3]	(111,803,374)	(25,828,677)[3]	(77,823,820)	(3,861,503)
6,296,937	979,503	(2,521,063)	17,298,967	(633,315)	(6,649)
(28,901)	8,486	61,897	(57,073)	572	(6,451)

(117,404,155)	(5,604,885)	(114,262,540)	(8,586,783)	(78,456,563)	(3,874,603)

(38,185,531)	12,907,340	(62,973,880)	357,664	(72,565,523)	(19,794)

$(26,324,681)	$12,860,703	$(47,844,566)	$6,583,299	$(71,250,459)	$2,082,119

ANNUAL REPORT	OCTOBER 31, 2011	99

Statements of Changes in Net Assets

	BlackRock Equity Dividend Trust (BDV)		BlackRock Enhanced Equity Dividend Trust (BDJ)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010

Operations

Net investment income	$12,924,293	$12,774,122	$11,421,528	$12,053,505
Net realized gain (loss)	59,649,399	21,350,952	34,776,421	(18,624,524)
Net change in unrealized appreciation/depreciation	(29,301,671)	48,266,248	(7,312,197)	88,956,779

Net increase (decrease) in net assets resulting from operations	43,272,021	82,391,322	38,885,752	82,385,760

Dividends and Distributions to Shareholders From

Net investment income	(35,495,691)	(35,436,905)	(36,586,504)	(12,098,232)
Net realized gains	–	–	–	–
Tax return of capital	–	–	(22,727,186)	(57,140,851)

Decrease in net assets resulting from dividends and distributions to shareholders	(35,495,691)	(35,436,905)	(59,313,690)	(69,239,083)

Capital Share Transactions

Reinvestment of dividends	1,242,056	–	3,812,506	7,115,353

Net Assets

Total increase (decrease) in net assets	9,018,386	46,954,417	(16,615,432)	20,262,030
Beginning of year	545,128,709	498,174,292	592,327,559	572,065,529

End of year	$554,147,095	$545,128,709	$575,712,127	$592,327,559

Undistributed (distributions in excess of) net investment income	$(173,217)	$(170,108)	$(165,909)	$(161,718)

See Notes to Financial Statements.

100	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock Strategic Equity Dividend Trust (BDT)		BlackRock EcoSolutions Investment Trust (BQR)		BlackRock Energy and Resources Trust (BGR)
Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
2011	2010	2011	2010	2011	2010

$7,207,714	$7,854,309	$1,269,089	$591,108	$1,674,947	$7,856,849
17,006,900	17,406,479	(9,950,787)	(16,492,323)	40,553,789	43,600,450
(1,593,883)	28,627,135	6,093,064	31,576,755	79,345,495	58,150,619

22,620,731	53,887,923	(2,588,634)	15,675,540	121,574,231	109,607,918

(17,490,218)	(17,490,218)	(1,319,946)	(582,037)	(7,176,790)	(5,141,482)
–	–	–	–	(41,044,482)	(43,079,790)
–	–	(11,960,055)	(13,928,324)	–	–

(17,490,218)	(17,490,218)	(13,280,001)	(14,510,361)	(48,221,272)	(48,221,272)

–	–	2,363,095	2,811,900	–	–

5,130,513	36,397,705	(13,505,540)	3,977,079	73,352,959	61,386,646
297,869,352	261,471,647	131,002,442	127,025,363	769,975,506	708,588,860

$302,999,865	$297,869,352	$117,496,902	$131,002,442	$843,328,465	$769,975,506

$92,559	$180,124	$(9,754)	$592	$1,970,162	$9,441,928

ANNUAL REPORT	OCTOBER 31, 2011	101

Statements of Changes in Net Assets (concluded)

	BlackRock Global Opportunities Equity Trust (BOE)		BlackRock Health Sciences Trust (BME)

	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010

Operations

Net investment income (loss)	$11,860,850	$13,025,662	$(46,637)	$183,378
Net realized gain (loss)	79,218,624	106,884,446	18,512,225	19,645,424
Net change in unrealized appreciation/depreciation	(117,404,155)	39,742,566	(5,604,885)	5,633,072

Net increase (decrease) in net assets resulting from operations	(26,324,681)	159,652,674	12,860,703	25,461,874

Dividends and Distributions to Shareholders From

Net investment income	(58,540,479)	(99,018,419)	–	(136,268)
Net realized gains	(42,165,166)	(16,795,876)	(16,991,401)	(11,535,663)
Tax return of capital	(56,895,764)	(40,455,279)	–	–

Decrease in net assets resulting from dividends and distributions to shareholders	(157,601,409)	(156,269,574)	(16,991,401)	(11,671,931)

Capital Share Transactions

Net proceeds from the issuance of shares	–	–	–	–
Net proceeds from the underwriters’ over allotment option exercised	–	–	–	–
Reinvestment of dividends	7,741,126	8,551,415	413,595	–

Net increase in net assets derived from shares transactions	7,741,126	8,551,415	413,595	–

Net Assets

Total increase (decrease) in net assets	(176,184,964)	11,934,515	(3,717,103)	13,789,943
Beginning of period	1,290,104,838	1,278,170,323	206,391,733	192,601,790

End of period	$1,113,919,874	$1,290,104,838	$202,674,630	$206,391,733

Undistributed (distributions in excess of) net investment income	$(311,226)	$(322,244)	$(108)	$(13,144)

[1]	Consolidated Statement of Changes in Net Assets.

See Notes to Financial Statements.

102	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock International Growth and Income Trust (BGY)		BlackRock Real Asset Equity Trust (BCF)		BlackRock Resources & Commodities StrategyTrust (BCX)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)
Year Ended October 31,		Year Ended October 31,		Period March 30, 2011[2] to October 31, 2011	Year Ended October 31,
2011	2010	2011	2010		2011	2010

$15,129,314	$15,908,603	$6,225,635	$9,774,635	$1,315,064	$2,101,913	$1,975,474
51,288,660	(34,783,078)	8,944,447	12,868,530	5,891,040	3,854,809	3,939,256
(114,262,540)	147,763,569	(8,586,783)	135,575,929	(78,456,563)	(3,874,603)	4,317,334

(47,844,566)	128,889,094	6,583,299	158,219,094	(71,250,459)	2,082,119	10,232,064

(74,188,180)	(13,597,240)	(11,926,127)	(42,492,192)	–	(1,299,837)	(664,248)
–	–	(28,641,464)	–	(11,264,280)	(4,733,191)	(4,237,588)
(75,397,237)	(159,367,997)	(21,521,515)	(19,209,691)	(21,259,041)	–	–

(149,585,417)	(172,965,237)	(62,089,106)	(61,701,883)	(32,523,321)	(6,033,028)	(4,901,836)

–	–	–	–	834,041,200	–	–
–	–	–	–	49,393,801	–	–
–	22,011,255	1,960,017	4,017,701	4,130,876	–	–

–	22,011,255	1,960,017	4,017,701	887,565,877	–	–

(197,429,983)	(22,064,888)	(53,545,790)	100,534,912	783,792,097	(3,950,909)	5,330,228
1,156,582,520	1,178,647,408	765,463,204	664,928,292	–	86,046,707	80,716,479

$959,152,537	$1,156,582,520	$711,917,414	$765,463,204	$783,792,097	$82,095,798	$86,046,707

$(101,531)	$(244,802)	$(3,241,230)	$(5,355,947)	$1,402,450	$2,106,652	$1,300,748

ANNUAL REPORT	OCTOBER 31, 2011	103

Financial Highlights	BlackRock Equity Dividend Trust (BDV)

	Year Ended October 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$10.00	$9.14	$10.33	$15.49	$15.95
Net investment income[1]	0.24	0.23	0.30	0.41	0.45
Net realized and unrealized gain (loss)	0.55	1.28	(0.84)	(4.67)	(0.01)
Net increase (decrease) from investment operations	0.79	1.51	(0.54)	(4.26)	0.44
Dividends and distributions from:
Net investment income	(0.65)	(0.65)	(0.30)	(0.43)	(0.44)
Net realized gain	–	–	–	–	(0.38)
Tax return of capital	–	–	(0.35)	(0.47)	(0.08)
Total dividends and distributions	(0.65)	(0.65)	(0.65)	(0.90)	(0.90)
Net asset value, end of year	$10.14	$10.00	$9.14	$10.33	$15.49
Market price, end of year	$9.21	$9.88	$8.27	$9.20	$13.64

Total Investment Return[2]
Based on net asset value	8.33%	17.36%	(3.75)%	(27.56)%	3.15%
Based on market price	(0.41)%	28.15%	(2.21)%	(26.73)%	(2.50)%

Ratios to Average Net Assets
Total expenses	0.82%	0.82%	0.85%	0.83%	0.82%
Total expenses after fees waived	0.82%	0.82%	0.85%	0.83%	0.82%
Net investment income	2.29%	2.44%	3.46%	3.46%	2.87%

Supplemental Data
Net assets, end of year (000)	$554,147	$545,129	$498,174	$563,030	$844,633
Portfolio turnover	120%	104%	56%	23%	12%
[1]	Based on average shares outstanding.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

104	ANNUAL REPORT	OCTOBER 31, 2011

Financial Highlights	BlackRock Enhanced Equity Dividend Trust (BDJ)

	Year Ended October 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$8.32	$8.13	$9.59	$14.10	$14.88
Net investment income[1]	0.16	0.17	0.25	0.34	0.39
Net realized and unrealized gain (loss)	0.38	1.00	(0.55)	(3.73)	0.06
Net increase (decrease) from investment operations	0.54	1.17	(0.30)	(3.39)	0.45
Dividends and distributions from:
Net investment income	(0.51)	(0.17)	(0.25)	(0.52)	(0.43)
Net realized gain	–	–	–	–	(0.80)
Tax return of capital	(0.32)	(0.81)	(0.91)	(0.60)	–
Total dividends and distributions	(0.83)	(0.98)	(1.16)	(1.12)	(1.23)
Net asset value, end of year	$8.03	$8.32	$8.13	$9.59	$14.10
Market price, end of year	$7.29	$8.99	$7.89	$8.47	$12.68

Total Investment Return[2]
Based on net asset value	6.88%	15.23%	(1.63)%	(24.35)%	3.21%
Based on market price	(10.20)%	28.30%	8.08%	(25.70)%	(7.43)%

Ratios to Average Net Assets
Total expenses	1.15%	1.16%	1.20%	1.18%	1.17%
Total expenses after fees waived	1.14%	1.16%	1.20%	1.18%	1.17%
Net investment income	1.92%	2.06%	3.11%	3.20%	2.76%

Supplemental Data
Net assets, end of year (000)	$575,712	$592,328	$572,066	$668,969	$983,762
Portfolio turnover	231%	232%	117%	86%	91%
[1]	Based on average shares outstanding.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	105

Financial Highlights	BlackRock Strategic Equity Dividend Trust (BDT)

	Year Ended October 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Per Share Operating Performance
Net asset value, beginning of year	$11.07	$9.72	$10.67	$15.22	$16.13
Net investment income[1]	0.27	0.29	0.30	0.37	0.40
Net realized and unrealized gain (loss)	0.57	1.71	(0.60)	(4.02)	(0.41)
Net increase (decrease) from investment operations	0.84	2.00	(0.30)	(3.65)	(0.01)
Dividends and distributions from:
Net investment income	(0.65)	(0.65)	(0.31)	(0.40)	(0.40)
Net realized gain	–	–	–	–	(0.38)
Tax return of capital	–	–	(0.34)	(0.50)	(0.12)
Total dividends and distributions	(0.65)	(0.65)	(0.65)	(0.90)	(0.90)
Net asset value, end of year	$11.26	$11.07	$9.72	$10.67	$15.22
Market price, end of year	$9.76	$9.98	$8.37	$9.01	$13.19

Total Investment Return[2]
Based on net asset value	8.31%	21.94%	(1.10)%	(23.93)%	0.24%
Based on market price	4.14%	27.67%	0.86%	(25.88)%	(3.56)%

Ratios to Average Net Assets
Total expenses	0.95%	0.93%	0.97%	0.94%	0.95%
Total expenses after fees waived	0.94%	0.93%	0.97%	0.94%	0.95%
Net investment income	2.34%	2.76%	3.68%	3.40%	2.75%

Supplemental Data
Net assets, end of year (000)	$303,000	$297,869	$261,472	$287,141	$409,646
Portfolio turnover	51%	71%	66%	20%	18%
[1]	Based on average shares outstanding.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

106	ANNUAL REPORT	OCTOBER 31, 2011

Financial Highlights	BlackRock EcoSolutions Investment Trust (BQR)

	Year Ended October 31,				Period September 28, 2007[1] through October 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.65	$10.56	$10.23	$20.31	$19.10	[2]
Net investment income[3]	0.10	0.05	0.06	0.03	–
Net realized and unrealized gain (loss)	(0.30)	1.24	1.78	(8.51)	1.25
Net increase (decrease) from investment operations	(0.20)	1.29	1.84	(8.48)	1.25
Dividends and distributions from:
Net investment income	(0.11)	(0.05)	(0.07)	(0.02)	–
Net realized gain	–	–	(0.09)	(1.58)	–
Tax return of capital	(0.96)	(1.15)	(1.35)	–	–
Total dividends and distributions	(1.07)	(1.20)	(1.51)	(1.60)	–
Offering costs resulting from the issuance of shares	–	–	–	–	(0.04)
Net asset value, end of period	$9.38	$10.65	$10.56	$10.23	$20.31
Market price, end of period	$8.58	$11.69	$10.23	$9.20	$19.75

Total Investment Return[4]
Based on net asset value	(2.13)%	13.04%	19.64%	(43.99)%	6.28%	[5]
Based on market price	(18.45)%	28.08%	28.88%	(48.20)%	(1.25)%	[5]

Ratios to Average Net Assets
Total expenses	1.40%	1.45%	1.51%	1.36%	1.70%	[6]
Total expenses after fees waived and paid indirectly	1.40%	1.45%	1.50%	1.35%	1.68%	[6]
Net investment income	0.98%	0.47%	0.65%	0.38%	0.97%	[6]

Supplemental Data
Net assets, end of period (000)	$117,497	$131,002	$127,025	$120,282	$238,731
Portfolio turnover	86%	124%	62%	45%	4%
[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo 2, Inc.
[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.
[3]	Based on average shares outstanding.
[4]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	107

Financial Highlights	BlackRock Energy and Resources Trust (BGR)

	Year Ended October 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$25.87	$23.81	$20.71	$37.60	$29.67
Net investment income[1]	0.06	0.26	0.41	1.18	0.49
Net realized and unrealized gain (loss)	4.02	3.42	4.32	(14.63)	9.27
Net increase (decrease) from investment operations	4.08	3.68	4.73	(13.45)	9.76
Dividends and distributions from:
Net investment income	(0.24)	(0.17)	(0.47)	(0.96)	(0.70)
Net realized gain	(1.38)	(1.45)	(0.19)	(2.48)	(1.13)
Tax return of capital	–	–	(0.97)	–	–
Total dividends and distributions	(1.62)	(1.62)	(1.63)	(3.44)	(1.83)
Net asset value, end of year	$28.33	$25.87	$23.81	$20.71	$37.60
Market price, end of year	$26.54	$25.36	$22.18	$17.99	$32.14

Total Investment Return[2]
Based on net asset value	16.09%	15.89%	25.54%	(38.15)%	34.98%
Based on market price	10.95%	21.95%	34.63%	(37.14)%	28.07%

Ratios to Average Net Assets
Total expenses	1.26%	1.27%	1.30%	1.27%	1.27%
Total expenses after fees waived	1.15%	1.11%	1.10%	1.07%	1.07%
Net investment income	0.19%	1.04%	1.77%	1.38%	1.69%

Supplemental Data
Net assets, end of year (000)	$843,328	$769,976	$708,589	$616,479	$1,119,310
Portfolio turnover	111%	80%	62%	54%	47%
[1]	Based on average shares outstanding.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

108	ANNUAL REPORT	OCTOBER 31, 2011

Financial Highlights	BlackRock Global Opportunities Equity Trust (BOE)

	Year Ended October 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$18.68	$18.64	$18.03	$31.09	$26.72
Net investment income[1]	0.17	0.19	0.19	0.39	0.55
Net realized and unrealized gain (loss)	(0.54)	2.13	2.70	(10.39)	6.32
Net increase (decrease) from investment operations	(0.37)	2.32	2.89	(10.00)	6.87
Dividends and distributions from:
Net investment income	(0.85)	(1.44)	(0.20)	(0.56)	(0.36)
Net realized gain	(0.61)	(0.25)	–	(2.48)	(2.14)
Tax return of capital	(0.82)	(0.59)	(2.08)	(0.02)	–
Total dividends and distributions	(2.28)	(2.28)	(2.28)	(3.06)	(2.50)
Net asset value, end of year	$16.03	$18.68	$18.64	$18.03	$31.09
Market price, end of year	$14.95	$19.06	$18.40	$15.89	$28.76

Total Investment Return[2]
Based on net asset value	(2.55)%	13.76%	20.50%	(35.08)%	27.47%
Based on market price	(10.93)%	17.58%	34.97%	(38.15)%	14.11%

Ratios to Average Net Assets
Total expenses	1.10%	1.11%	1.21%	1.14%	1.15%
Total expenses after fees waived	1.09%	1.10%	1.20%	1.14%	1.15%
Net investment income	0.96%	1.03%	1.05%	1.60%	1.87%

Supplemental Data
Net assets, end of year (000)	$1,113,920	$1,290,105	$1,278,170	$ 227,835	$389,741
Portfolio turnover	253%	264%	300%	120%	111%
[1]	Based on average shares outstanding.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	109

Financial Highlights	BlackRock Health Sciences Trust (BME)

	Year Ended October 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$27.19	$25.37	$23.66	$30.33	$27.74
Net investment income (loss)[1]	(0.01)	0.02	0.10	0.10	0.05
Net realized and unrealized gain (loss)	1.71	3.34	3.32	(4.70)	4.76
Net increase (decrease) from investment operations	1.70	3.36	3.42	(4.60)	4.81
Dividends and distributions from:
Net investment income	–	(0.02)	(0.13)	(0.09)	(0.02)
Net realized gain	(2.24)	(1.52)	(1.01)	(1.98)	(2.20)
Tax return of capital	–	–	(0.57)	–	–
Total dividends and distributions	(2.24)	(1.54)	(1.71)	(2.07)	(2.22)
Net asset value, end of year	$26.65	$27.19	$25.37	$23.66	$30.33
Market price, end of year	$25.81	$27.14	$22.61	$21.62	$27.05

Total Investment Return[2]
Based on net asset value	6.43%	13.69%	16.31%	(15.55)%	18.62%
Based on market price	3.26%	27.33%	13.44%	(13.47)%	7.42%

Ratios to Average Net Assets
Total expenses	1.14%	1.15%	1.15%	1.13%	1.13%
Total expenses after fees waived	1.13%	1.15%	1.15%	1.13%	1.13%
Net investment income (loss)	(0.02)%	0.09%	0.37%	0.20%	0.15%

Supplemental Data
Net assets, end of year (000)	$202,675	$206,392	$192,602	$179,642	$230,280
Portfolio turnover	226%	239%	167%	121%	89%
[1]	Based on average shares outstanding.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

110	ANNUAL REPORT	OCTOBER 31, 2011

Financial Highlights	BlackRock International Growth and Income Trust (BGY)

	Year Ended October 31,				Period May 30, 2007[1] through October 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.52	$10.92	$10.41	$20.12	$19.10	[2]
Net investment income[3]	0.14	0.14	0.29	0.27	0.14
Net realized and unrealized gain (loss)	(0.58)	1.05	2.04	(8.31)	1.50
Net increase (decrease) from investment operations	(0.44)	1.19	2.33	(8.04)	1.64
Dividends and distributions from:
Net investment income	(0.67)	(0.12)	(0.30)	(0.30)	(0.10)
Net realized gain	–	–	–	(0.88)	(0.50)
Tax return of capital	(0.69)	(1.47)	(1.52)	(0.49)	–
Total dividends and distributions	(1.36)	(1.59)	(1.82)	(1.67)	(0.60)
Offering costs resulting from the issuance of shares	–	–	–	–	(0.02)
Net asset value, end of period	$8.72	$10.52	$10.92	$10.41	$20.12
Market price, end of period	$7.88	$10.56	$10.92	$9.09	$17.76

Total Investment Return[4]
Based on net asset value	(4.55)%	12.06%	26.28%	(41.76)%	8.93%	[5]
Based on market price	(14.07)%	12.49%	44.62%	(42.39)%	(8.17)%	[5]

Ratios to Average Net Assets
Total expenses	1.10%	1.13%	1.12%	1.11%	1.07%	[6]
Total expenses after fees waived	1.10%	1.13%	1.12%	1.11%	1.07%	[6]
Net investment income	1.37%	1.40%	2.68%	2.34%	1.75%	[6]

Supplemental Data
Net assets, end of period (000)	$959,153	$1,156,583	$1,178,647	$1,106,516	$2,138,523
Portfolio turnover	217%	247%	198%	123%	46%
[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo 2, Inc.
[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.
[3]	Based on average shares outstanding.
[4]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	111

Financial Highlights	BlackRock Real Asset Equity Trust (BCF)

	Year Ended October 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$13.42	$11.73	$9.44	$20.79	$15.33
Net investment income[1]	0.11	0.17	0.08	0.20	0.20
Net realized and unrealized gain (loss)	0.01	2.61	3.30	(10.16)	6.35
Net increase (decrease) from investment operations	0.12	2.78	3.38	(9.96)	6.55
Dividends and distributions from:
Net investment income	(0.21)	(0.74)	(0.11)	(0.17)	(0.29)
Net realized gain	(0.50)	–	–	(1.22)	(0.80)
Tax return of capital	(0.38)	(0.35)	(0.98)	–	–
Total dividends and distributions	(1.09)	(1.09)	(1.09)	(1.39)	(1.09)
Net asset value, end of year	$12.45	$13.42	$11.73	$9.44	$20.79
Market price, end of year	$11.84	$13.46	$11.45	$7.74	$17.59

Total Investment Return[2]
Based on net asset value	0.58%	24.65%	40.96%	(50.14)%	45.34%
Based on market price	(4.64)%	28.08%	67.81%	(51.69)%	25.67%

Ratios to Average Net Assets
Total expenses	1.29%	1.28%	1.32%	1.29%	1.21%
Total expenses after fees waived and paid indirectly	1.09%	1.08%	1.12%	1.09%	1.08%
Net investment income	0.77%	1.37%	0.68%	1.14%	1.37%

Supplemental Data
Net assets, end of year (000)	$711,917	$765,463	$664,928	$535,257	$1,179,087
Portfolio turnover	79%	71%	58%	29%	61%
[1]	Based on average shares outstanding.
[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

112	ANNUAL REPORT	OCTOBER 31, 2011

Financial Highlights	BlackRock Resources & Commodities Strategy Trust (BCX)

	Period March 30, 2011[1] through October 31,2011[2]

Per Share Operating Performance
Net asset value, beginning of period	$19.10	[3]
Net investment income[4]	0.03
Net realized and unrealized loss	(1.57)
Net increase from investment operations	(1.54)
Distributions from:
Net realized gain	(0.24)
Tax return of capital	(0.46)
Total distributions	(0.70)
Capital charges with respect to the issuance of shares	(0.03)
Net asset value, end of period	$16.83
Market price, end of period	$14.95

Total Investment Return[5]
Based on net asset value	(7.80)%	[6]
Based on market price	(21.79)%	[6]

Ratios to Average Net Assets
Total expenses	1.35%	[7]
Total expenses after fees waived	1.13%	[7]
Net investment income	0.27%	[7]

Supplemental Data
Net assets, end of period (000)	$783,792
Portfolio turnover	27%
[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo 2, Inc.
[2]	Consolidated Financial Highlights.
[3]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from the initial offering price of $20.00 per share.
[4]	Based on average shares outstanding.
[5]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.
[7]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	113

Financial Highlights (concluded)	BlackRock S&P Quality Rankings Global Equity Managed Trust (BQY)

	Year Ended October 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$14.26	$13.38	$12.38	$21.00	$18.55
Net investment income[1]	0.35	0.33	0.36	0.50	0.46
Net realized and unrealized gain (loss)	(0.00)[2]	1.36	1.43	(8.22)	2.90
Net increase (decrease) from investment operations	0.35	1.69	1.79	(7.72)	3.36
Dividends and distributions from:
Net investment income	(0.22)	(0.11)	(0.39)	(0.52)	(0.44)
Net realized gain	(0.78)	(0.70)	(0.33)	–	(0.40)
Tax return of capital	–	–	(0.07)	(0.38)	(0.07)
Total dividends and distributions	(1.00)	(0.81)	(0.79)	(0.90)	(0.91)
Net asset value, end of year	$13.61	$14.26	$13.38	$12.38	$21.00
Market price, end of year	$12.43	$13.44	$11.54	$10.50	$18.07

Total Investment Return[3]
Based on net asset value	2.79%	14.08%	17.64%	(37.53)%	19.10%
Based on market price	(0.40)%	24.67%	19.63%	(38.42)%	16.20%

Ratios to Average Net Assets
Total expenses	1.19%	1.23%	1.17%	0.96%	1.20%
Total expenses after fees waived	1.19%	1.22%	1.16%	0.96%	1.20%
Net investment income	2.45%	2.40%	3.39%	3.11%	2.45%

Supplemental Data
Net assets, end of year (000)	$82,096	$86,047	$80,716	$74,716	$126,706
Portfolio turnover	97%	59%	64%	10%	12%
[1]	Based on average shares outstanding.
[2]	Amounted to less than $(0.01) per share outstanding.
[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

114	ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Equity Dividend Trust (“BDV”)(formerly BlackRock Dividend AchieversTM Trust), BlackRock Enhanced Equity Dividend Trust (“BDJ”)(formerly BlackRock Enhanced Dividend AchieversTM Trust), BlackRock Strategic Equity Dividend Trust (“BDT”)(formerly BlackRock Strategic Dividend AchieversTM Trust), BlackRock EcoSolutions Investment Trust (“BQR”), BlackRock Energy and Resources Trust (“BGR”) BlackRock Global Opportunities Equity Trust (“BOE”), BlackRock Health Sciences Trust (“BME”), BlackRock International Growth and Income Trust (“BGY”), BlackRock Real Asset Equity Trust (“BCF”), BlackRock Resources & Commodities Strategy Trust (“BCX”) and BlackRock S&P Quality Rankings Global Equity Managed Trust (“BQY”) (each, a “Trust” and collectively, the “Trusts”) are organized as Delaware statutory trusts. BDV, BDJ, BDT, BOE and BQY are registered as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). BQR, BGR, BME, BGY, BCF and BCX are registered as non-diversified, closed-end management investment companies under the 1940 Act. Prior to commencement of operations on March 30, 2011, BCX had no operations other than those relating to organizational matters and the sale of 6,964 Common Shares on February 11, 2011 to BlackRock HoldCo 2, Inc. for $100,012. Investment operations for BCX commenced on March 30, 2011. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates. The Trusts determine and make available for publication the NAV of their shares on a daily basis.

Reorganizations: On September 12, 2011, the Board of Trustees (the “Board”) approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby BDJ will acquire substantially all of the assets and assume certain stated liabilities of BDV and BDT in exchange for newly issued shares of BDJ.

The following is a summary of significant accounting policies followed by the Trusts:

Basis of Consolidation: The accompanying consolidated financial statements of BCX include the accounts of BlackRock Cayman Resources & Commodities Strategy Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of BCX, which primarily invests in commodity-related instruments. The Subsidiary allows BCX to hold these commodity-related instruments and still satisfy Regulated Investment Company tax requirements. BCX may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to BCX.

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Trusts value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon each Trust’s pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Trusts may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service or through brokers using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that each Trust might reasonably expect to

ANNUAL REPORT	OCTOBER 31, 2011	115

Notes to Financial Statements (continued)

receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.

Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Trust’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, each Trust uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: Each Trust’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Trust’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Trusts do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Trust either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts or options written), each Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Trust is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to each Trust’s level distribution plan, a Trust intends to make quarterly cash dividends and/or distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments. The portion of dividends and distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Trusts may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trusts and any additional required collateral is delivered to the Trust on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Trusts earn dividends or interest income on the securities loaned but do not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trusts could experience delays and costs in gaining access to the collateral. The Trusts also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an

116	ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

investment purchased with cash collateral falls below the value of the original cash collateral received. During the period ended October 31, 2011, participating Trusts accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trusts file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the four years ended October 31, 2011 with the exception of BCX. The statute of limitations on BCX’s US federal tax returns remains open for the period ended October 31, 2011. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Dividend Achievers Universe: BDV, BDJ and BDT had been granted a revocable license by Indxis, Inc. (“Indxis”) to use the Dividend AchieversTM universe of common stocks. There is no assurance that a Trust would pursue or achieve its investment objective during the period in which it implements these replacement investment policies or strategies. “Indxis” and “Dividend AchieversTM” are trademarks of Indxis and have been licensed for use by BDV, BDJ, and BDT. The products were not sponsored, endorsed, managed, sold or promoted by Indxis and Indxis made no representation regarding the advisability of investing in BDV, BDJ and BDT. BDV, BDJ and BDT are each required to pay a quarterly licensing fee, which is shown in the Statements of Operations as licensing. Effective May 9, 2011, the Dividend Achievers universe is no longer used by BDV, BDJ or BDT.

S&P Quality Rankings: BQY has been granted a license by Standard & Poor’s® (“S&P”) to use the S&P Quality Rankings and the S&P International Quality Rankings. If S&P terminates BQY’s license to use either the S&P Quality Rankings or the S&P International Quality Rankings, the Board may need to adopt a new investment strategy and/ or new investment policies. There is no assurance that BQY would pursue or achieve its investment objective during the period in which it implements these replacement investment policies or strategies. “Standard & Poor’s”, “S&P”, “Standard & Poor’s Earnings and Dividend Rankings”, “S&P Earnings and Dividend Rankings”, “Standard & Poor’s Quality Rankings”, “Standard & Poor’s International Quality Rankings”, “S&P International Quality Rankings” and “S&P Quality Rankings” are trademarks of S&P and have been licensed for use by BQY. BQY is not sponsored, endorsed, managed, sold or promoted by S&P and S&P makes no representation regarding the availability of investing in BQY. BQY is required to pay a quarterly licensing fee, which is shown in the Statements of Operations as licensing.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, Independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in dividends - affiliated in the Statements of Operations.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on each Trust’s financial statements and disclosures.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be contracted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Trusts’ maximum risk of loss from counterparty credit risk

ANNUAL REPORT	OCTOBER 31, 2011	117

Notes to Financial Statements (continued)

on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Trusts bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Trusts do not give rise to counterparty credit risk, as options written obligate the Trusts to perform and not the counterparty. Counterparty risk related to exchange-traded options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Trusts’ mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Trust and each of its respective counterparties. The ISDA Master Agreement allows each Trust to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Trusts from their counterparties are not fully collateralized contractually or otherwise, the Trusts bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Trusts manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of its ISDA Master Agreements, which would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: Certain Trusts enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Trust, help to manage the overall exposure to the currencies in which some of the investments held by a Trust are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Trust as an unrealized gain or loss. When the contract is closed, a Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trust purchases (write) an option, an amount equal to the premium paid (received) by the Trust is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trust writes a call option, such option is “covered,” meaning that the Trust holds the underlying instrument subject to being called by the option counterparty. When the Trust writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Trust bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Trust purchasing or selling a security at a price different from the current market value.

118	ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2011

Asset Derivatives

	Statements of Assets and Liabilities Location	BDV	BDJ	BGR	BOE	BME	BGY

Equity contracts	Investments at value – unaffiliated*	–	–	$325,518	$85,882	$2,025	$99,874
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$100	$104	–	98,024	–	9,271

Total		$100	$104	$325,518	$183,906	$2,025	$109,145

Asset Derivatives

	Statements of Assets and Liabilities Location	BCF	BCX	BQY

Equity contracts	Investments at value – unaffiliated*	$5,386	$4,750	$81,195
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	–	22	5,224

Total		$5,386	$4,772	$86,419

Liability Derivatives

	Statements of Assets and Liabilities Location	BDV	BDJ	BDT	BQR	BGR	BOE

Equity contracts	Options written at value	$4,178,188	$11,526,764	$3,128,041	$2,313,399	$7,876,510	$33,264,806
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	–	–	–	244	–	87,308

Total		$4,178,188	$11,526,764	$3,128,041	$2,313,643	$7,876,510	$33,352,114

Liability Derivatives

	Statements of Assets and Liabilities Location	BME	BGY	BCF	BCX	BQY

Equity contracts	Options written at value	$2,876,307	$32,292,222	$7,107,324	$10,004,827	$1,360,850
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	12,934	176,535	600	–	68

Total		$2,889,241	$32,468,757	$7,107,924	$10,004,827	$1,360,918

      * Includes options purchased at value as reported in the Schedules of Investments.

ANNUAL REPORT	OCTOBER 31, 2011	119

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations

Period Ended October 31, 2011

Net Realized Gain (Loss) From

	BDV	BDJ	BDT	BQR	BGR	BOE

Foreign currency exchange contracts: Foreign currency transactions	$(803)	$7,140	–	$53,127	$57,189	$(384,697)
Equity contracts: Options**	9,164,214	26,304,695	$5,579,058	5,899,838	16,995,322	80,329,697

Total	$9,163,411	$26,311,835	$5,579,058	$5,952,965	$17,052,511	$79,945,000

Net Realized Gain (Loss) From

	BME	BGY	BCF	BCX[1]	BQY

Foreign currency exchange contracts: Foreign currency transactions	$22,818	$347,966	$(116,798)	$(432,695)	$24,639
Equity contracts: Options**	5,965,797	64,297,957	21,388,280	20,818,644	2,776,920

Total	$5,988,615	$64,645,923	$21,271,482	$20,385,949	$2,801,559

Net Change in Unrealized Appreciation/Depreciation on

	BDV	BDJ	BDT	BQR	BGR	BOE

Foreign currency exchange contracts: Foreign currency transactions	$100	$104	–	$(244)	$22	$10,189
Equity contracts: Options**	(324,834)	(1,548,935)	$(469,769)	246,351	11,691,464	6,280,686

Total	$(324,734)	$(1,548,831)	$(469,769)	$246,107	$11,691,486	$6,290,875

Net Change in Unrealized Appreciation/Depreciation on

	BME	BGY	BCF	BCX[1]	BQY

Foreign currency exchange contracts: Foreign currency transactions	$(12,926)	$(155,030)	$(578)	$22	$5,234
Equity contracts: Options**	979,682	(2,521,653)	17,274,057	(636,186)	33,633

Total	$966,756	$(2,676,683)	$17,273,479	$(636,164)	$38,867

          1 Commenced operations on March 30, 2011.

        ** Options purchased are included in the net realized gain (loss) from investments-unaffiliated and net change in unrealized appreciation/depreciation on investments.

For the period ended October 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BDV	BDJ	BDT	BQR	BGR	BOE

Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	1	1	–	4	6	6
Average number of contracts - US dollars sold	–	–	–	2	6	7
Average US dollar amounts purchased	$48,089	$49,616	–	$124,658	5,179,791	$5,657,197
Average US dollar amounts sold	–	–	–	$223,760	12,049,138	$10,684,085
Options:
Average number of contracts purchased	–	–	–	–	171,590	41,890
Average number of contracts written	749,094	2,180,280	982,918	10,610,152	2,575,790	32,453,405
Average notional value of contracts purchased	–	–	–	–	$14,707,025	$3,692,563
Average notional value of contracts written	$107,321,941	$304,439,138	$59,584,210	$55,305,664	$279,333,848	$687,394,714

120	ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

	BME	BGY	BCF	BCX	BQY

Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	2	7	3	2	3
Average number of contracts - US dollars sold	2	6	1	6	2
Average US dollar amounts purchased	$72,757	$4,848,739	$450,592	$148,934	$426,352
Average US dollar amounts sold	$766,595	$6,411,011	$39,594	$16,254,500	$23,774
Options:
Average number of contracts purchased	148	45,245	710	788	1,460
Average number of contracts written.	378,192	56,133,990	9,529,567	4,979,717	952,696
Average notional value of contracts purchased	$477,500	$7,026,075	$5,064,400	$4,381,250	$1,898,000
Average notional value of contracts written	$73,261,346	$578,530,775	$240,783,685	$237,039,201	$33,075,728

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at the following annual rates of the average weekly value of each Trust’s net assets: 0.65% for BDV, 1.00% for BDJ, 0.75% for BDT, 1.20% for BQR, 1.20% for BGR, 1.00% for BOE, 1.00% for BME, 1.00% for BGY, 1.20% for BCF and 0.75% for BQY. BCX pays the Manager a monthly fee at the annual rate of 1.20% of the average daily value of the Trust’s net assets. The Manager has voluntarily agreed to waive a portion of the investment advisory fees on BGR and BCF as a percentage of their average weekly net assets as follows:

Expiration Date

BGR	0.15%	December 29, 2010
	0.10%	December 29, 2011
	0.05%	December 29, 2012
BCF	0.20%	September 29, 2011
	0.15%	September 29, 2012
	0.10%	September 29, 2013
	0.05%	September 29, 2014

The Manager has voluntarily agreed to waive a portion of the investment advisory fees on BCX as a percentage of its average daily net assets as follows:

Expiration Date

BCX	0.20%	October 31, 2015
	0.15%	October 31, 2016
	0.10%	October 31, 2017
	0.05%	October 31, 2018

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. for BDV, BDJ, BDT and BQY, State Street Research & Management Co. for BGR, BlackRock Investment Management, LLC (“BIM”) and BlackRock Capital Management, Inc. for BGY, BCF and BCX, and BlackRock International Ltd. for BQR and BCF, each an affiliate of the Manager. The Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by each Trust to the Manager.

Certain Trusts received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Trusts, invest cash collateral received by the Trusts for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Trusts on such investments is shown as securities lending – affiliated in the Statements of Operations. For the period ended October 31, 2011, BIM received $53,982 in securities lending agent fees related to securities lending activities for the Trusts.

Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

ANNUAL REPORT	OCTOBER 31, 2011	121

Notes to Financial Statements (continued)

4. Investments:

Purchases and sales of investment securities, excluding short-term securities for the period ended October 31, 2011, were as follows:

	Purchases	Sales

BDV	$663,794,049	$680,565,494
BDJ	$1,344,500,373	$1,344,895,769
BDT	$152,591,307	$159,542,120
BQR	$107,902,224	$112,957,043
BGR	$964,697,404	$970,438,303
BOE	$3,120,245,592	$3,100,595,275
BME	$449,867,234	$460,823,659
BGY	$2,307,892,090	$2,308,207,147
BCF	$622,593,720	$642,690,976
BCX	$913,728,203	$139,252,849
BQY	$77,308,139	$87,163,392

Transactions in options written for the period ended October 31, 2011, were as follows:

	Calls		Puts

	Contracts	Premiums Received	Contracts	Premiums Received

BDV
Options outstanding at beginning of year	1,058,624	$2,081,824	–	–
Options written	5,961,152	18,883,452	300	$16,049
Options expired	(3,251,992)	(7,867,401)	(200)	(5,832)
Options closed	(224,807)	(1,813,778)	–	–
Options exercised	(2,879,524)	(8,079,336)	(100)	(10,217)

Options outstanding at end of year	663,453	$3,204,761	–	$–

BDJ
Options outstanding at beginning of year	3,415,728	$5,867,239	–	–
Options written	17,571,894	52,998,329	910	$45,698
Options expired	(9,573,012)	(22,470,097)	(720)	(32,825)
Options closed	(677,762)	(4,241,228)	–	–
Options exercised	(8,810,048)	(23,206,335)	(190)	(12,873)

Options outstanding at end of year	1,926,800	$8,947,908	–	$–

BDT
Options outstanding at beginning of year	1,184,538	$1,666,095	–	–
Options written	6,563,496	10,726,329	–	–
Options expired	(3,289,598)	(4,781,337)	–	–
Options closed	(551,386)	(1,258,138)	–	–
Options exercised	(3,128,647)	(4,166,463)	–	–

Options outstanding at end of year	778,403	$2,186,486	–	–

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

BQR
Options outstanding at beginning of year	10,733,762	$1,877,185	–	–
Options written	74,664,029	12,700,615	–	–
Options expired	(41,853,234)	(7,019,201)	–	–
Options closed	(26,049,387)	(2,467,250)	–	–
Options exercised	(7,349,725)	(3,264,723)	–	–

Options outstanding at end of year	10,145,445	$1,826,626	–	–

BGR
Options outstanding at beginning of year	3,926,254	$10,749,311	60,000	$54,000
Options written	14,810,882	63,399,973	30	2,820
Options expired	(5,660,855)	(24,157,234)	(60,030)	(56,820)
Options closed	(2,713,339)	(11,849,654)	–	–
Options exercised	(6,246,872)	(24,578,870)	–	–

Options outstanding at end of year	4,116,070	$13,563,526	–	$–

BOE
Options outstanding at beginning of year	38,327,827	$21,081,150	61,617	$703,043
Options written	252,546,662	164,043,031	472,707	1,437,266
Options expired	(134,769,331)	(76,651,535)	(452,145)	(728,012)
Options closed	(65,597,195)	(35,137,147)	(5,820)	(487,899)
Options exercised	(59,886,163)	(49,406,927)	(53,479)	(599,238)

Options outstanding at end of year	30,621,800	$23,928,572	22,880	$325,160

BME
Options outstanding at beginning of year	876,625	$2,356,405	491,849	$679,120
Options written	2,393,468	13,228,636	112,008	1,025,721
Options expired	(1,323,624)	(5,002,686)	(129,181)	(636,262)
Options closed	(490,921)	(3,238,602)	(35,863)	(311,084)
Options exercised	(1,192,117)	(5,081,143)	(335,994)	(248,557)

Options outstanding at end of year	263,431	$2,262,610	102,819	$508,938

BGY
Options outstanding at beginning of year	95,251,880	$20,135,143	189,715	$307,112
Options written	468,292,297	150,434,846	1,282,601	1,748,718
Options expired	(239,990,781)	(75,014,400)	(1,206,571)	(919,876)
Options closed	(175,983,506)	(36,891,777)	(82,855)	(299,055)
Options exercised	(91,702,298)	(37,831,864)	(173,790)	(799,982)

Options outstanding at end of year	55,867,592	$20,831,948	9,100	$36,917

122	ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

BCF
Options outstanding at beginning of year	11,941,951	$11,565,925	17,690	$23,507
Options written	61,529,829	66,248,827	725	41,392
Options expired	(35,024,563)	(30,712,677)	(18,415)	(64,899)
Options closed	(13,457,013)	(14,503,725)	–	–
Options exercised	(15,789,869)	(20,905,259)	–	–

Options outstanding at end of year	9,200,335	$11,693,091	–	$–

BCX
Options outstanding at beginning of period	–	–	–	–
Options written	22,942,316	$27,691,355	3,691,217	$15,041,790
Options expired	(14,526,338)	(13,116,164)	(1,101,432)	(5,979,408)
Options closed	(676,895)	(2,524,600)	(429,234)	(1,468,718)
Options exercised	(1,141,519)	(3,436,291)	(2,143,546)	(6,836,452)

Options outstanding at end of period	6,597,564	$8,614,300	17,005	$757,212

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums

BQY
Options outstanding at beginning of year	958,208	$783,029	–	–
Options written	6,025,511	5,337,061	$97,599	$388,050
Options expired	(3,815,362)	(2,608,340)	–	–
Options closed	(681,940)	(841,027)	–	–
Options exercised	(1,683,253)	(1,788,378)	–	–

Options outstanding at end of year	803,164	$882,345	$97,599	$388,050

As of October 31, 2011, the value of portfolio securities subject to covered call options written were as follows:

Value

BDV	$106,445,585
BDJ	$301,935,516
BDT	$58,077,153
BQR	$47,277,959
BGR	$258,879,536
BOE	$600,985,759
BME	$64,692,574
BGY	$469,056,488
BCF	$223,601,734
BCX	$225,466,304
BQY	$27,246,896

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2011 attributable to foreign currency transactions, net operating losses, the sale of stock of passive foreign investment companies, non-deductible expenses, income recognized from pass-through entities, distributions paid in excess of taxable income and the accounting for real estate investment trusts were reclassified to the following accounts:

	BDV	BDJ	BDT	BQR	BGR	BOE

Paid-in capital	$(22,566,241)	$(25,151,080)	$(10,230,958)	–	–	$(47,039,544)
Distributions in excess of net investment income	$22,568,289	$25,160,785	$10,194,939	$40,510	$(1,969,923)	$46,690,647
Accumulated net realized gain (loss)	$(2,048)	$(9,705)	$36,019	$(40,510)	$1,969,923	$348,897

	BME	BGY	BCF	BCX	BQY

Paid-in capital	–	$(58,786,382)	$(7,772,360)	$(33,000)	–
Distributions in excess of net investment income	$59,673	$59,202,137	$7,815,209	$87,386	$3,828
Accumulated net realized gain (loss)	$(59,673)	$(415,755)	$(42,849)	$(54,386)	$(3,828)

ANNUAL REPORT	OCTOBER 31, 2011	123

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal periods ended October 31, 2011 and October 31, 2010 was as follows:

	BDV	BDJ	BDT	BQR	BGR	BOE

Ordinary income
10/31/2011	$35,495,691	$36,586,504	$17,490,218	$1,319,946	$48,221,272	$95,268,134
10/31/2010	35,436,905	12,098,232	17,490,218	582,037	48,221,272	115,814,295
Long-term capital gains
10/31/2011	–	–	–	–	–	5,437,511
10/31/2010	–	–	–	–	–	–
Tax return of capital
10/31/2011	–	22,727,186	–	11,960,055	–	56,895,764
10/31/2010	–	57,140,851	–	13,928,324	–	40,455,279
Total
10/31/2011	$35,495,691	$59,313,690	$17,490,218	$13,280,001	$48,221,272	$157,601,409

10/31/2010	$35,436,905	$69,239,083	$17,490,218	$14,510,361	$48,221,272	$156,269,574

	BME	BGY	BCF	BCX	BQY

Ordinary income
10/31/2011	$16,827,606	$74,188,180	$40,567,591	$11,264,280	$3,275,226
10/31/2010	2,917,983	13,597,240	42,492,192	–	3,078,482
Long-term capital gains
10/31/2011	163,795	–	–	–	2,757,802
10/31/2010	8,753,948	–	–	–	1,823,354
Tax return of capital
10/31/2011	–	75,397,237	21,521,515	21,259,041	–
10/31/2010	–	159,367,997	19,209,691	–	–
Total
10/31/2011	$16,991,401	$149,585,417	$62,089,106	$32,523,321	$6,033,028

10/31/2010	$11,671,931	$172,965,237	$61,701,883	–	$4,901,836

As of October 31, 2011, the tax components of accumulated earnings (losses) were as follows:

	BDV	BDJ	BDT	BQR	BGR	BOE

Undistributed ordinary income	–	–	–	–	$ 15,521,633	–
Capital loss carryforwards	$(88,945,074)	$(209,411,636)	$(14,710,971)	$(32,015,809)	–	$(173,479,816)
Net unrealized gains (losses)*	(8,833,541)	(18,058,439)	(12,711,264)	(40,733,716)	147,203,868	(63,092,584)

Total	$(97,778,615)	$(227,470,075)	$(27,422,235)	$(72,749,525)	$162,725,501	$(236,572,400)

	BME	BGY	BCF	BCX	BQY

Undistributed ordinary income	$1,055,274	–	–	–	$2,839,420
Undistributed long-term capital gains	9,187,883	–	–	–	–
Capital loss carryforwards	–	$(522,754,566)	–	–	–
Net unrealized gains (losses)*	15,182,984	(79,159,705)	$26,090,309	$(82,481,739)	(3,695,465)

Total	$25,426,141	$(601,914,271)	$26,090,309	$(82,481,739)	$(856,045)

*The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the deferral of compensation to trustees and the accounting for real estate investment trusts.

124	ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

As of October 31, 2011, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	BDV	BDJ	BDT	BQR	BOE	BGY

2016	–	$ 4,550,945	–	–	$135,331,775	–
2017	$88,945,074	196,333,943	$14,710,971	$21,140,114	38,148,041	$467,149,104
2018	–	8,526,748	–	9,080,494	–	55,605,462
2019	–	–	–	1,795,201	–	–

Total	$88,945,074	$209,411,636	$14,710,971	$32,015,809	$173,479,816	$522,754,566

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Trust after October 31, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Concentration, Market and Credit Risk:

BOE and BQY invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. Please see the Schedules of Investments for concentrations in specific countries.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of October 31, 2011, the Trusts listed below invest a significant portion of their assets in the following sectors:

Financials	BDT
Materials	BQR, BCF, BCX
Utilities	BDT, BQR
Energy	BGR, BCF, BCX
Health Care	BME

Changes in economic conditions affecting these sectors would have a greater impact on these Trusts, and could affect the value, income and/or liquidity of positions in such securities.

As of October 31, 2011, the industry classifications of the Trusts’ long-term investments are listed below:

Industry	BOE	BGY	BQY

Oil, Gas & Consumable Fuels	8%	7%	13%
Commercial Banks	8	12	9
Pharmaceuticals	7	5	10
Insurance	5	6	3
Food Products	5	5	1
Metals & Mining	4	6	2
Diversified Financial Services	4	6	–
Semiconductors & Semiconductor Equipment	4	5	3
Diversified Telecommunication	3	4	5
Tobacco	1	2	5
Other*	51	42	49

        * All other industries held were each less than 5%.

7. Capital Share Transactions:

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized for each Trust. At October 31, 2011, 6,964 shares of BCX were owned by an affiliate of the Manager.

Transactions in common shares of beneficial interest for the period ended October 31, 2011 were as follows:

Trust	Commencement of Investment Operations	Initial Public Offering	Underwriters’ Exercising the Over-Allotment Option

BCX	March 30, 2011	43,756,964	2,591,500

Upon commencement of operations, organization costs associated with the establishment of BCX were expensed by BCX. Offering costs incurred in connection with BCX’s offering of shares have been charged against the proceeds from the initial share offering in the amount of $1,544,562.

ANNUAL REPORT	OCTOBER 31, 2011	125

Notes to Financial Statements (concluded)

Shares issued and outstanding during the period ended October 31, 2011 and the year ended October 31, 2010 increased by the following amounts as a result of dividend reinvestments:

	Period Ended October 31, 2011	Year Ended October 31, 2010
BDV	120,588	–
BDJ	451,773	874,108
BQR	217,185	279,540
BOE	426,634	486,833
BME	14,101	–
BGY	–	2,045,205
BCF	128,189	337,063
BCX	226,846	N/A

Shares issued and outstanding remained constant for BDT, BGR and BQY for the years ended October 31, 2011 and 2010.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Subsequent to October 31, 2011, the Board declared distributions per common share as follows:

	Record Date	Payable Date	Distribution per Common Share
BOE	11/15/11	11/30/11	$0.56875
BQY	11/15/11	11/30/11	$0.25000

126	ANNUAL REPORT	OCTOBER 31, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

BlackRock Equity Dividend Trust (formerly known as BlackRock Dividend Achievers™ Trust)

BlackRock Enhanced Equity Dividend Trust (formerly known as BlackRock Enhanced Dividend Achievers™ Trust)

BlackRock Strategic Equity Dividend Trust (formerly known as BlackRock Strategic Dividend Achievers™ Trust)

BlackRock EcoSolutions Investment Trust

BlackRock Energy and Resources Trust

BlackRock Global Opportunities Equity Trust BlackRock Health Sciences Trust

BlackRock International Growth and Income Trust BlackRock Real Asset Equity Trust

BlackRock S&P Quality Rankings Global Equity Managed Trust

BlackRock Resources & Commodities Strategy Trust (“BCX”) (Collectively, the “Trusts”)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Trusts and the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BCX, as of October 31, 2011, and the related statements of operations for the Trusts for the year then ended, the consolidated statement of operations for BCX for the period March 30, 2011 (commencement of operations) through October 31, 2011, the statements of changes in net assets for the Trusts for each of the two years in the period ended October 31, 2011, the consolidated statement of changes in net assets for BCX for the period March 30, 2011 (commencement of operations) through October 31, 2011, and the financial highlights for the Trusts, and for BCX, for each of the periods presented. These financial statements and financial highlights are the responsibility of the management of the Trusts and BCX. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts and BCX are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ and BCX’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and counterparties; where replies were not received from counterparties, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of the Trusts and BCX as of October 31, 2011, the results of the operations for the Trusts for the year then ended and BCX for the period March 30, 2011 (commencement of operations) through October 31, 2011, the changes in net assets for the Trusts for each of the two years in the period ended October 31, 2011, and BCX for the period March 30, 2011 (commencement of operations) through October 31, 2011, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

December 22, 2011

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Important Tax Information

The following information is provided with respect to the distributions paid during the taxable period ended October 31, 2011.

	Payable Date	Long-Term Capital Gains	Non-Taxable Return of Capital	Qualifying Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Short-Term Capital Gain Dividends for Non-U.S. Residents[2]	Foreign Source Income	Foreign Taxes Paid[3]
BDV	12/31/10	–	–	35.08%	35.08%	–	–	–
	3/31/11 - 9/30/11	–	–	51.14%	52.39%	–	–	–
BDJ	12/31/10	–	–	19.01%	19.01%	–	–	–
	3/31/11 - 9/30/11	–	54.28%	27.98%	30.47%	–	–	–
BDT	12/31/10	–	–	43.06%	43.06%	–	–	–
	3/31/11 - 9/30/11	–	–	49.70%	49.98%	–	–	–
BQR	12/31/10	–	–	12.05%	3.82%	–	–	–
	3/31/11 - 9/30/11	–	100.00%	–	–	–	–	–
BGR	12/31/10	–	–	26.96%	17.05%	68.93%	–	–
	3/31/11 - 9/30/11	–	–	11.69%	3.05%	90.51%	–	–
BOE	11/30/10	–	–	9.90%	4.03%	–	–	–
	2/28/11 - 8/31/11	4.60%	48.08%	14.51%	5.87%	31.04%	–	–
BME	12/31/10	1.99%	–	21.65%	13.37%	98.01%	–	–
	3/31/11 - 9/30/11	–	–	21.60%	16.41%	100.00%	–	–
BGY	12/31/10	–	–	9.29%	0.44%	–	3.60%	0.54%
	3/31/11 - 9/30/11	–	65.71%	15.86%	–	–	14.17%	2.22%
BCF	12/31/10	–	–	11.84%	7.59%	–	–	–
	3/31/11 - 9/30/11	–	46.20%	22.50%	7.94%	61.48%	–	–
BCX	3/31/11 - 9/30/11	–	65.37%	13.70%	4.17%	34.63%	–	–
BQY	11/30/10	–	–	72.74%	39.57%	64.08%	–	–
	2/28/11 - 8/31/11	60.95%	–	36.61%	15.16%	22.30%	–	–

[1]	The Trusts hereby designate the percentages indicated above to the maximum amount allowable by law.
[2]	Represents the portion of the dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
[3]

The foreign taxes paid represent taxes incurred by the fund on dividends received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

128	ANNUAL REPORT	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Equity Dividend Trust (“BDV”), BlackRock Enhanced Equity Dividend Trust (“BDJ”), BlackRock Strategic Equity Dividend Trust (“BDT”), BlackRock EcoSolutions Investment Trust (“BQR”), BlackRock Energy and Resources Trust (“BGR”), BlackRock Global Opportunities Equity Trust (“BOE”), BlackRock Health Sciences Trust (“BME”), BlackRock International Growth and Income Trust (“BGY”), BlackRock Real Asset Equity Trust (“BCF”) and BlackRock S&P Quality Rankings Global Equity Managed Trust (“BQY” and together with BDV, BDJ, BDT, BQR, BGR, BOE, BME, BGY and BCF, each a “Fund” and, collectively, the “Funds”) met on April 14, 2011 and May 12-13, 2011 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. Each Board also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between the Manager and one of the following sub-advisors, as the case may be: BlackRock Financial Management, Inc.; State Street Research & Management Company; BlackRock Investment Management, LLC; BlackRock International Limited; and BlackRock Capital Management, Inc. (each, a “Sub-Advisor”), with respect to its respective Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Boards, together with the boards of other BlackRock-managed funds, also had established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three-and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analyses of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) analyses of contractual and actual management fee ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2011 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with their respective peer group of funds as determined by Lipper (“Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

shareholders; (c) general analyses provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 14, 2011, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2011 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 12-13, 2011 Board meeting.

At an in-person meeting held on May 12-13, 2011, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to its Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock

The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 14, 2011 meeting, the Boards worked with BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to funds in that Fund’s applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards and each

130	ANNUAL REPORT	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Funds throughout the year.

The Board of BQR noted that BQR performed below the median of its Lipper Performance Universe in each of the one-year, three-year and since-inception periods reported. The Board of BQR and BlackRock reviewed and discussed the reasons for BQR’s underperformance during these periods compared with its Peers. The Board of BQR was informed that, among other things, BQR’s new energy segment detracted from performance.

The Board of BDJ noted that BDJ performed below the median of its Lipper Performance Universe in the three- and five-year periods reported, but that BDJ performed at or above the median of its Lipper Performance Universe in the one-year period reported. The Board of BDJ and BlackRock reviewed and discussed the reasons for BDJ’s underperformance during the three- and five-year periods compared with its Peers. The Board of BDJ was informed that, over the three-year period an underweight position in energy combined with weak stock selection was the only notable detractor from performance. Over the five-year period the leading detractor was the energy sector, as an underweight position and weak stock selection detracted from relative performance.

The Board of BGY noted that BGY performed below the median of its Lipper Performance Universe in each of the one-year, three-year and since-inception periods reported. The Board of BGY and BlackRock reviewed and discussed the reasons for BGY’s underperformance during these periods compared with its Peers. The Board of BGY was informed that, among other things, there is a material difference in investment mandates amongst the Peers. Though BGY did underperform the constructed peer group, the predominance of the stronger-performing U.S. exposure held by the vast majority of Peers explains most, if not all, of the performance differential.

The Board of BQY noted that BQY performed below the median of its Lipper Performance Universe in the one- and three-year periods reported, but that BQY performed at or above the median of its Lipper Performance Universe in the five-year period reported. The Board of BQY and BlackRock reviewed and discussed the reasons for BQY’s underperformance during the one- and three-year periods compared with its Peers. The Board of BQY was informed that, among other things, over the one-year period stock selection in energy and consumer discretionary sectors detracted from relative performance.

The Board of each of BQR, BDJ, BGY and BQY and BlackRock discussed BlackRock’s strategy for improving its respective Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board of each of BGR and BDT noted that, in general, its respective Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

The Board of each of BDV, BOE and BME noted that, in general, its respective Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in two of the one-, three- and five-year periods reported.

The Board of BCF noted that, in general, BCF performed better than its Peers in that BCF’s performance was at or above the median of its Lipper Performance Universe in two of the one-year, three-year and since-inception periods reported.

The Boards noted that BlackRock has made changes to the organization of the overall equity group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds:

Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009, and December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of BQR, BDJ, BDV, BOE, BME, BGY, BQY and BDT noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

The Board of BGR noted that BGR’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by BGR’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board of BGR also noted, however, that BGR’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee ratio paid by BGR’s Peers, after giving effect to any expense reimbursements or fee waivers.

The Board of BCF noted that BCF’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by BCF’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board of BCF also noted, however, that BCF’s contractual management fee ratio was reasonable relative to the median contractual management fee ratio paid by BCF’s Peers.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. Based on the ad hoc Joint Product Pricing Committee’s and each Board’s review and consideration of this issue, each Board concluded that closed-end funds are typically priced at scale at a fund’s inception; therefore, the implementation of breakpoints was not necessary.

The Boards noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members

The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

132	ANNUAL REPORT	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Fund, for a one-year term ending June 30, 2012. As part of its approval, each Board considered the detailed review of BlackRock’s fee structure, as it applies to its Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Agreements, no Board identified any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled, to have all distributions of dividends and capital gains reinvested by BNY Mellon Shareowner Services (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on a Trust’s primary exchange (“open market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through the BNY Mellon Shareowner Services are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent: BNY Mellon Share owner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035; Telephone 1-866-216-0242.

ANNUAL REPORT	OCTOBER 31, 2011	133

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 2003

Trustee, Aircraft Finance Trust since 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service since 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				97 RICs consisting of 97 Portfolios	Arch Chemical (chemical and allied products)
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				97 RICs consisting of 97 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011

Managing Trustee and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd. from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.

				97 RICs consisting of 97 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 2003

Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				97 RICs consisting of 97 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				97 RICs consisting of 97 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	97 RICs consisting of 97 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VMR Scientific Products Corporation from 1990 to 1999.

				97 RICs consisting of 97 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				97 RICs consisting of 97 Portfolios	ADP (data and information services), KKR Financial Corporation (finance), Metropolitan Life Insurance Company (insurance)

134	ANNUAL REPORT	OCTOBER 31, 2011

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs, from 2006 to 2010; Chairman of the Finance Department, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				97 RICs consisting of 97 Portfolios	None

[1]Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, the Trust’s Board unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.

[2]Date shown is the earliest date a person has served for any of Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Trustees[3]

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			159 RICs consisting of 286 Portfolios	None
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011

Senior Managing Director, BlackRock, and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005

			159 RICs consisting of 286 Portfolios	None

      3Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	OCTOBER 31, 2011	135

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years
Trust Officers[1]
John Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerly 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007 [2] (VP 2011)

Managing Director of BlackRock since 2000; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.

[1]Officers of the Trusts serve at the pleasure of the Board. [2]Ms. Ackerly was President and Chief Executive Officer from 2009 to 2011.

Effective September 13, 2011, Richard S. Davis resigned as Trustee of the Trust and Paul L. Audet became Trustee of the Trust.

136	ANNUAL REPORT	OCTOBER 31, 2011

Officers and Trustees (concluded)

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.1

New York, NY 10022

State Street Research & Management Co.2

One Financial Center

Boston, MA 02111

BlackRock Capital Management, Inc.3

Wilmington, DE 19809

BlackRock Investment Management, LLC4

Plainsboro, NJ 08536

BlackRock International Ltd.4

Edinburgh, EH3 8JB

United Kingdom

Accounting Agent

The Bank of New York Mellon

Brooklyn, NY 11217

Custodian

The Bank of New York Mellon

New York, NY 10286

Transfer Agent

BNY Mellon Shareowner Services

Jersey City, NJ 07310

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

1For BDV, BDJ, BDT and BQY.

2For BGR.

3For BGY, BCF and BCX

4For BQR and BCF

ANNUAL REPORT	OCTOBER 31, 2011	137

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 28, 2011, for shareholders of record on May 31, 2011, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class I Trustees as follows:

	Paul L. Audet			Michael J. Castellano			R. Glenn Hubbard			W. Carl Kester
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BDV	44,780,391	930,449	0	44,764,762	946,078	0	44,808,683	902,157	0	44,738,605	972,235	0
BDJ	60,223,658	1,771,312	0	60,225,700	1,769,270	0	60,171,253	1,823,717	0	60,235,906	1,759,064	0
BDT	20,317,700	401,920	0	20,283,163	436,457	0	20,175,337	544,283	0	20,286,875	432,745	0
BQR	11,792,759	183,271	0	11,781,307	194,723	0	11,786,685	189,345	0	11,790,973	185,057	0
BGR	26,991,225	466,952	0	26,979,972	478,205	0	26,973,196	484,981	0	26,988,132	470,045	0
BOE	58,687,951	1,357,170	0	58,635,602	1,409,519	0	58,676,363	1,368,758	0	58,752,076	1,293,045	0
BME	7,078,583	102,142	0	7,081,771	98,954	0	7,096,680	84,045	0	7,098,700	82,025	0
BGY	100,794,845	2,165,848	0	100,808,846	2,151,847	0	100,743,609	2,217,084	0	100,810,615	2,150,078	0
BCF	51,025,994	1,036,677	0	50,976,872	1,085,798	0	50,952,677	1,109,993	0	50,980,577	1,082,093	0
BQY	4,668,191	76,144	0	4,686,662	77,673	0	4,685,221	79,114	0	4,691,075	73,260	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards.

Trust Certification

All Trusts, except BQY, are listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

October 31, 2011

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
BDV	$0.216089	–	$0.433911	$0.650000	33%	–	67%	100%
BDJ	$0.145149	–	$0.684851	$0.830000	17%	–	83%	100%
BDT	$0.243913	–	$0.406087	$0.650000	38%	–	62%	100%
BQR	$0.099701	–	$0.970299	$1.070000	9%	–	91%	100%
BGR	$0.076221	$1.543779	–	$1.620000	5%	95%	–	100%
BOE	$0.149897	–	$2.125103	$2.275000	7%	–	93%	100%
BME	–	$2.237500	–	$2.237500	–	100%	–	100%
BGY	$0.130143	–	$1.229857	$1.360000	10%	–	90%	100%
BCF	$0.099056	–	$0.988144	$1.087200	9%	–	91%	100%
BCX	$0.026256	$0.098652	$0.575092	$0.700000	4%	14%	82%	100%
BQY	$0.300154	$0.699846	–	$1.000000	30%	70%	–	100%

Each Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’

138	ANNUAL REPORT	OCTOBER 31, 2011

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Other than the revisions discussed in the Board approvals on page 136, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding each Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding each Trust and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each Trust voted proxies relating to securities held in each Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts.

ANNUAL REPORT	OCTOBER 31, 2011	139

Additional Information (continued)

Board Approval

BDV’s, BDJ’s, and BDT’s Boards each approved changes to certain non-fundamental investment objectives and policies employed by each Trust. As a result of these changes, the Trusts no longer use Indxis’s Dividend AchieversTM as the underlying universe for investment in equity securities. Pursuant to the new non-fundamental investment objectives and policies, effective May 9, 2011, each Trust broadened its investment guidelines to investing across the broader spectrum of dividend paying equities. Under normal market conditions, at least 80% of the Trust’s total assets will be invested in dividend paying equities. Also, for BDT, under normal market conditions, at least 80% of the Trust’s total assets will be invested in small- and mid-capitalization companies, as defined by the Russell Mid Cap Index. Similarly, the investment strategy described in the Trusts’ non-fundamental investment objectives or investment policies, as the case may be for each Trust, has been modified to remove reference to “above average” dividend paying equities.

The Board has taken this action as a consequence of recent market events, during which a number of companies reduced, suspended or failed to raise their dividends over the past several years, resulting in their exclusion from consideration as Dividend AchieversTM and reducing the number of available companies for purchase in the Trusts. Given the need to raise dividends for at least ten consecutive calendar years, such companies would be excluded from consideration as Dividend AchieversTM for the foreseeable future

In addition to the foregoing, the Board also approved changes to the Trusts’ restriction on other eligible investments. Previously, the Trusts were restricted to investing, under normal market conditions, no more than 20% of their total assets in equity securities that are not identified as Dividend AchieversTM by Indxis, Inc. In similar concept to the 80% policy change, the amended policy allows the Trusts to invest, under normal market conditions, up to 20% in equity securities of issuers that do not pay dividends.

Each Trust has also removed investment policies limiting the market cap, position size or number of holdings permitted in such Trust.

BDT has removed its policy that under current market conditions, BDT’s investment advisor and subadvisor will consider an issuer with a market capitalization ranking in the bottom 90% of the market capitalization of all issuers included in the Russell 3000 Index to be a small to mid-capitalization company. BDT will now invest at least 80% of its total assets in small to mid-capitalization companies, as defined by the Russell Mid Cap Index.

BDV and BDJ have each removed its policy limiting its maximum weighting of any individual issuer in its portfolio to 5% at the time of purchase. BDT has removed its policy limiting its investments under current market conditions to no more than (i) 2% of its total assets in mid-capitalization issuers; (ii) 1.5% of its total assets in any small/mid-capitalization issuer; and (iii) 0.5% of its total assets in any small capitalization issuer, at the time of purchase.

BDV and BDJ have each removed its policy limiting its portfolio to approximately 60 to 90 issuers from the top 100 highest yielding common stocks in the Dividend AchieversTM Universe. BDT has removed its policy limiting its portfolio to approximately 100 small to mid-capitalization companies included in the Russell 3000 Index.

Each Trust will remain subject to the fundamental investment restriction that such Trust may not invest 25% or more of the value of its total assets in any one industry or invest, with respect to 75% of its total assets, more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding securities of any one issuer.

As disclosed in its prospectus, each Trust is required to provide shareholders 60 days notice of a change to its current non-fundamental policies described above. Accordingly, a notice describing the changes discussed above were mailed to shareholders of record as of March 9, 2011. No action is required by shareholders of the Trusts in connection with this change.

Upon the completion of the 60-day notice period, each Trust’s name changed to reflect this change in non-fundamental policy. Each Trust will continue to trade on the New York Stock Exchange under its current ticker symbol even after the name change becomes effective.

140	ANNUAL REPORT	OCTOBER 31, 2011

Additional Information (concluded)

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular quarter and may at times in any particular quarter pay out such accumulated but undistributed income in addition to net investment income earned in that quarter. As a result, the dividends paid by the Trusts for any particular quarter may be more or less than the amount of net investment income earned by the Trusts during such quarter. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	OCTOBER 31, 2011	141

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This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

#CEF-AR-BK11-1011

Item 2 –  Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –  Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Equity Dividend Trust	$39,200	$38,000	$0	$0	$6,100	$6,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]

Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Equity Dividend Trust	$6,100	$16,877

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –  Portfolio Managers of Closed-End Management Investment Companies – as of October 31, 2011.

(a)(1)	The Fund is managed by a team of investment professionals comprised of Kathleen Anderson, Managing Director at BlackRock, Robert Shearer, Managing Director at BlackRock, and Kyle G. McClements, CFA, Managing Director at BlackRock. Ms. Anderson and Messrs. Shearer and McClements are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Ms. Anderson and Messrs. Shearer and McClements have been members of the Fund’s portfolio management team since 2010.

Portfolio Manager	Biography
Kathleen Anderson	Managing Director of BlackRock since 2007; Director of BlackRock from 2006 to 2007; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006.
Robert Shearer	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2000 to 2006.
Kyle McClements	Managing Director of BlackRock since 2009; Director of BlackRock from 2006 to 2008; Vice President of BlackRock in 2005; Vice President of State Street Research & Management from 2004 to 2005.

(a)(2)	As of October 31, 2011:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance- Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kathleen M. Anderson	10	4	3	0	0	1
	$18.70 Billion	$966.6 Million	$99.42 Million	$0	$0	$51.82 Million
Kyle McClements	13	2	1	0	0	0
	$6.8 Billion	$149.8 Million	$12.24 Million	$0	$0	$0
Robert M. Shearer	12	2	3	0	0	1
	$20.88 Billion	$135.3 Million	$99.42 Million	$0	$0	$51.82 Million

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of October 31, 2011:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts include the following:

Portfolio Manager	Applicable Benchmarks
Kathleen M. Anderson Robert M. Shearer	Lipper Equity Income Funds, Lipper Natural Resources Funds and Lipper Utility Funds classifications
Kyle McClements	There are no benchmarks associated with Mr. McClements’ compensation.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards – From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. McClements, Shearer and Ms. Anderson have each received long-term incentive awards.

Deferred Compensation Program – A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Messrs. McClements, Shearer and Ms. Anderson have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.

(a)(4)	Beneficial Ownership of Securities – As of October 31, 2011.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Kathleen M. Anderson	None
Kyle McClements	$1 - $10,000
Robert M. Shearer	None

(b) Not Applicable

Item 9 –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –  Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –  Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

[1]

The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Equity Dividend Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Equity Dividend Trust

Date: January 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Equity Dividend Trust

Date: January 3, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Strategic Equity Dividend Trust

Date: January 3, 2012